UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Robert Griffith, Esq	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Annual Report November 30, 2023 MLP Energy Infrastructure Fund

Goldman Sachs MLP Energy Infrastructure Fund

Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs MLP Energy Infrastructure Fund

Investment Objective and Principal Investment Strategy

The Fund seeks total return through current income and capital appreciation.

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations. The Fund’s investments in MLPs will consist of at least 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs MLP Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 15.84%, 14.97%, 16.22%, 16.11%, 16.26%, 15.52% and 16.25%, respectively. These returns compare to the 23.29% average annual total return of the Fund’s benchmark, the Alerian MLP Index (Total Return, Unhedged, USD). The Alerian MLP Index is the leading gauge of energy infrastructure master limited partnerships (“MLPs”).[1]

Q	How did energy-related securities overall perform during the Reporting Period?

A

Energy-related equities generated mixed results during the Reporting Period, as commodity prices declined. Brent crude oil prices fell 3.04%, while natural gas prices were more challenged, with U.S. Henry Hub[2] prices down 59.91%. Broad energy equities, as measured by the diversified S&P Energy Select Sector Index (IXE),[3] returned -3.70% during

[1]

Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

[2]	Henry Hub is a distribution hub on the natural gas pipeline system in Louisiana. Due to its importance, it lends its name to the pricing point for natural gas futures contracts in the U.S.
[3]

The S&P Energy Select Sector Index (IXE) is a segment of the S&P 500® Index. All components of the S&P 500® Index are assigned to one of the 11 Select Sector Indices, which seek to track major economic segments and are highly liquid benchmarks. Stock classifications are based on the Global Industry Classification the Reporting Period. However, energy infrastructure MLPs, as measured by the Alerian MLP Index, and the broader midstream[4] sector (inclusive of both energy MLPs and “C” corporations), as measured by the Alerian Midstream Energy Index (AMNA),[5] gained 23.29% and 7.70%, respectively. The broad U.S. equity market, as represented by the S&P 500® Index, returned 13.84% during the Reporting Period.

When the Reporting Period began in December 2022, commodities and energy-related equities experienced a sharp sell-off driven by worries around a potential recession, high interest rates, geopolitical tensions given the Russia/Ukraine war, and macroeconomic uncertainty. During the first quarter of 2023, commodities and energy-related equities continued to pull back overall, as broad-based macroeconomic uncertainty, driven by rising interest rates and concerns around the banking sector, caused volatility across asset classes. Despite the challenged environment, commodities

Standard (GICS®). Capping is applied to ensure diversification among companies within each index. It is not possible to invest directly in an unmanaged index.
[4]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity). Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[5]

Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA), total-return basis (AMNAX), net total-return (AMNAN), and adjusted net total return (AMNTR) basis. It is not possible to invest directly in an unmanaged index.

1

PORTFOLIO RESULTS

and energy-related equities regained some lost ground toward the end of the quarter. For the first quarter overall, West Texas Intermediate (“WTI”) crude oil prices were down approximately 6%. Natural gas saw a more significant decline, with U.S. Henry Hub prices down about 51% and the European Title Transfer Facility (“TTF”)[6] natural gas price down approximately 36%.

The second quarter of 2023 saw continued macroeconomic uncertainty, including recession concerns and consumers and businesses alike adapting to a higher interest rate environment. These factors helped drive ongoing commodity price weakness and volatility, as Brent crude oil and European TTF natural gas prices fell 4.9% and 20.2%, respectively, during the quarter. In contrast, U.S. Henry Hub natural gas prices recovered 12.5%. Despite commodity price weakness, midstream energy equities remained resilient, with AMNA returning 3.71% for the second calendar quarter, following an 8.38% gain in the fourth quarter of 2022. These results stood in contrast to other energy equity indices, with the upstream[7]-focused SPDR® S&P Oil & Gas Exploration & Production ETF (XOP)[8] and the diversified IXE returning 1.65% and -1.13%, respectively, during the second quarter of 2023. Energy-related stocks generally lagged other segments of the broad equity market, with midstream energy equities and the diversified IXE significantly underperforming the S&P 500® Index in the second quarter, reversing some of the gains produced during the 2022 calendar year.

The third quarter of 2023 reflected ongoing macroeconomic uncertainty, as market participants assessed the risks of recession, sustained elevated inflation and potential effects of a higher interest rate environment. These concerns contributed to broader equity market softness, with the S&P 500® Index finishing the quarter down 3.27% and the 10-year U.S. Treasury yield rising from 3.81% to 4.59%. Despite recession concerns, crude oil prices increased, with WTI crude oil prices up 28%, finishing the quarter around

[6]

The European Title Transfer Facility is a pricing location in the Netherlands. It has become the most liquid pricing location in Europe, and as such, oftentimes serves as a pricing proxy for the overall European liquified natural gas import market.

[7]

The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[8]

The S&P Oil & Gas Exploration & Production Select Industry Index, the XOP’s benchmark, is an equal-weighted index that draws constituents from the oil and gas exploration and production segment of the S&P Total Market Index. Liquidity and market capitalization screens are applied to the index to ensure investability. It is not possible to invest directly in an unmanaged index.

$91 per barrel, the highest level since November 2022. Strength in commodities contributed to midstream energy equities’ resilience, despite broader equity market weakness. For the quarter, AMNA gained 6.75%. Other energy equity measures also saw a strong quarter, with the upstream-focused XOP and diversified IXE up 15.40% and 12.37%, respectively.

In the last two months of the Reporting Period, energy-related equities remained resilient amid a pullback in crude oil prices driven by heightened geopolitical tensions with the outbreak of war in the Middle East. At the end of the Reporting Period, there had been no certain indication of a widespread impact on the broader equities markets nor had there been any major spillover into a widespread regional conflict, though investors remained attentive to the prospect of the situation escalating. In particular, investors contemplated how a prolonged conflict there could pressure energy prices and inflation.

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A

During the Reporting Period, the Fund generated double-digit positive absolute returns but underperformed the Alerian MLP Index on a relative basis. These results were driven by subsector and security selection.

Regarding its exposures, the Fund was hurt by security selection in the petroleum pipeline transportation and the hydrocarbon production and mining subsectors.[9] It was helped by security selection in the retail marketing and wholesale marketing subsectors.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A

During the Reporting Period, the Fund was hurt most by its overweight position versus the Alerian MLP Index in DT Midstream, Inc., its underweight position in Magellan Midstream Partners, L.P. and its overweight position in The Williams Companies, Inc.

DT Midstream, Inc. (DTM), an owner, operator and developer of natural gas, was a leading detractor from the Fund’s relative returns. The company’s share price was pressured by the drop in natural gas prices during the Reporting Period. At the end of the Reporting Period, DTM remained one of our top picks in the natural gas midstream

[9]	Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector allocations used by the Alerian MLP Index.

2

PORTFOLIO RESULTS

space, as it is levered to natural gas production growth in the key basins that are set to feed growing liquified natural gas (“LNG”) demand over the next decade. Additionally, we believed DTM could be an acquisition candidate for larger natural gas-focused midstream companies looking to add high quality assets at an attractive price.

Magellan Midstream Partners, L.P. (MMP) is an energy pipeline operator based in Tulsa, Oklahoma that primarily transports, stores and distributes refined petroleum products and crude oil. The company also owns ammonia and petroleum pipelines in the mid-continent oil province, which is a broad area containing hundreds of oil fields in Arkansas, Kansas, Louisiana, New Mexico, Oklahoma and Texas. MMP’s shares gained strongly during the Reporting Period on the back of the company’s approved acquisition by ONEOK, Inc., completed in September 2023.

The Williams Companies, Inc. (WMB) has a core business in natural gas processing and transportation, with additional petroleum and electricity generation assets. During the Reporting Period, WMB reported earnings that were in line with consensus estimates, but its share price was hurt by a slower than consensus estimated recovery in natural gas, worse than consensus expected rate case headwinds for Transco (its U.S. natural gas pipeline), and higher regulatory hurdles for natural gas pipeline projects. We remained constructive on WMB at the end of the Reporting Period. (A rate case is a quasi-judicial process, conducted by utility regulators, in which a utility’s rates and revenue requirements are set for a period of time.)

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A

Compared to the Alerian MLP Index, the Fund benefited during the Reporting Period from its underweight position in Cheniere Energy Partners, L.P. and its overweight positions in EnLink Midstream LLC and Holly Energy Partners, L.P.

Cheniere Energy Partners, L.P. (CQP) provides clean, secure and affordable LNG to integrated energy companies, utilities and energy trading companies around the world. Its stock price rose during the Reporting Period but lagged the Alerian MLP Index, and thus the Fund’s underweight position in CQP contributed positively to the Fund’s relative returns. Notably, the company posted strong earnings during the Reporting Period, and at the end of the Reporting Period, we remained positive about its prospects.

EnLink Midstream LLC (ENLC) is a midstream energy company that transports, stores and sells natural gas, natural gas liquids, crude oil and condensates to industrial end-users, utilities, marketers and pipelines. ENLC gained during the Reporting Period based in part on its increased weighting in midstream indices, driven by recent consolidation in the industry. At the end of the Reporting Period, we remained constructive on the stock.

Holly Energy Partners, L.P., a provider of petroleum products and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, was resilient amid market turbulence during the Reporting Period and was also perceived to be well positioned in regions with promising growth prospects. Its share price appreciated, largely driven by the company’s strong earnings and its acquisition by HF Sinclair Corporation, which closed on November 30, 2023.

Q	Were there any notable purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position on the initial public offering (“IPO”) of Kodiak Gas Services, Inc. The company provides contract natural gas compression to customers in numerous basins but with the majority of its operations in the Permian Basin. We believed the IPO offered an attractive entry point into what we see as a high growth business at a compelling valuation.

In addition, we established a Fund position in Atlas Energy Solutions Inc., a leading provider of proppant (frac sand) and logistics services to the oil and natural gas industry within the Permian Basin of West Texas and New Mexico. In our view, the stock had an attractive valuation, and we made the investment at what we considered to be an attractive entry point.

Among notable sales during the Reporting Period was the elimination of the Fund’s position in Plains GP Holdings LP (Class A), one of the largest energy infrastructure and logistics companies in North America. During the Reporting Period, relative to the Alerian MLP Index, the Fund held an underweight position in Plains GP Holdings LP (Class A) and an overweight position in Plains All American Pipeline LP, an MLP engaged in pipeline transport, marketing and storage of liquefied petroleum gas and petroleum. Because of the similarities between the two, we decided to consolidate the Fund’s weightings into Plains All American Pipeline LP for technical purposes.

3

PORTFOLIO RESULTS

We also exited the Fund’s position in Enbridge Inc. (ENB), a Canadian energy infrastructure company, during the Reporting Period. ENB, along with other companies perceived to have utilities-like business models, faced headwinds in the rising interest rate environment. Additionally, ENB made a large acquisition during the time the Fund owned the stock, creating a funding overhang that was likely, in our view, to be a challenge for the company until it is addressed.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective January 11, 2023, Ganesh V. Jois no longer served as a portfolio manager for the Fund. As of the same date, Akif Irfan began serving as a portfolio manager for the Fund, joining Kyri Loupis and Matthew Cooper. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a positive outlook for commodity prices and oil-related securities. We expected crude oil prices to trade in the $80 to $100 per barrel range during the next several quarters, creating a strong operating environment for energy-focused businesses. Additionally, we saw energy policy shifting as the global economy looked to address growing global energy needs, with energy security becoming a priority for many developed nations in the wake of Russia’s invasion of Ukraine. In our view, North America was rather uniquely positioned as a potential key source of safe, reliable and affordable energy for decades to come. Looking at LNG specifically, the U.S. has spent billions of dollars on LNG infrastructure during the last five years or so to supply the world with essential LNG under long-term contracts. Since 2017, the U.S. has grown natural gas production by about 50% and LNG exports by more than 900%, making it the largest global LNG exporter, with industry expectations for U.S. LNG exports to triple by 2032 relative to 2021 levels.[10]

[10]	Bloomberg and Energy Information Agency.

Regarding midstream energy companies, we believed at the end of the Reporting Period that their fundamentals were some of the most attractive on record, with midstream cash flow inflecting higher alongside strong oil and natural gas prices and management teams demonstrating capital and cost discipline. The midstream sector was generating significant amounts of free cash flow at the end of the Reporting Period, which, in our opinion, not only adequately supported then-current distributions and dividends but also left plenty of excess cash to further reduce debt if needed, buy back stock and/or grow distributions and dividends. Overall, we believed the midstream energy sector presented a compelling investment opportunity amid a strong commodity price backdrop, healthy fundamentals and inexpensive valuations. Additionally, the sector was well positioned, in our view, to benefit from the growing need for North American energy.

In managing the Fund, we intend to remain focused on high quality companies with strong dividend/distribution coverage, cash flow growth potential and what we see as a robust outlook for free cash flow generation and healthy balance sheets. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

4

FUND BASICS

Goldman Sachs MLP Energy Infrastructure Fund

as of November 30, 2023

TOP TEN HOLDINGS AS OF 11/30/23 ‡

Holding	% of Net Assets	Line of Business

Energy Transfer LP	14.6%	Pipeline Transportation | Natural Gas

Enterprise Products Partners LP	12.2	Pipeline Transportation | Natural Gas

MPLX LP	11.5	Gathering + Processing

Plains All American Pipeline LP	9.3	Pipeline Transportation | Petroleum

Western Midstream Partners LP	9.1	Gathering + Processing

Targa Resources Corp.	5.7	Gathering + Processing

Cheniere Energy, Inc.	5.7	Other | Liquefaction

EnLink Midstream LLC	5.5	Gathering + Processing

Sunoco LP	4.0	Marketing | Wholesale

DT Midstream, Inc.	3.6	Pipeline Transportation | Natural Gas

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS *

*

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Underlying sector allocations of exchange-traded funds and other investment companies held by the fund are not reflected in the graph above. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Performance Summary November 30, 2023

The following graph shows the value, as of November 30, 2023, of a $1,000,000 investment made on December 1, 2013 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian MLP Index (Total Return, Unhedged, USD) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

MLP Energy Infrastructure Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from December 1, 2013 through November 30, 2023.

Average Annual Total Return through November 30, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	15.84%	7.29%	1.05%	—

Including sales charges	9.47%	6.08%	0.48%	—

Class C

Excluding contingent deferred sales charges	14.97%	6.52%	0.31%	—

Including contingent deferred sales charges	13.89%	6.52%	0.31%	—

Institutional	16.22%	7.70%	1.43%	—

Investor	16.11%	7.54%	1.31%	—

Class R6 (Commenced April 2, 2018)	16.26%	7.71%	N/A	8.08%

Class R	15.52%	7.00%	0.80%	—

Class P (Commenced April 16, 2018)	16.25%	7.69%	N/A	6.67%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

6

FUND BASICS

Index Definitions

The Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. The Alerian MLP Index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ). The corresponding total return index is calculated and disseminated daily through ticker AMZX. The Alerian MLP Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

7

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Schedule of Investments November 30, 2023

Shares	Description	Value

Common Stocks – 100.6%

Gathering + Processing – 41.3%
6,687,274	EnLink Midstream LLC*	$91,415,036
1,202,376	Hess Midstream LP Class A	39,125,315
243,056	Kinder Morgan, Inc.	4,270,494
726,222	Kodiak Gas Services, Inc.	12,803,294
5,203,394	MPLX LP	189,715,745
807,252	ONEOK, Inc.	55,579,300
1,047,911	Targa Resources Corp.	94,783,550
5,050,593	Western Midstream Partners LP	150,608,683
1,155,663	Williams Cos., Inc.	42,516,842

		680,818,259

Marketing | Retail – 0.5%
497,729	Suburban Propane Partners LP	8,536,052

Marketing | Wholesale – 4.0%
1,211,632	Sunoco LP	66,227,805

Other | Liquefaction – 7.0%
353,558	Cheniere Energy Partners LP	21,828,671
519,289	Cheniere Energy, Inc.	94,588,491

		116,417,162

Pipeline Transportation | Natural Gas – 32.2%
434,192	Atlas Energy Solutions, Inc.	7,407,316
1,025,747	DT Midstream, Inc.	58,765,046
17,366,251	Energy Transfer LP	241,217,226
7,506,743	Enterprise Products Partners LP	201,030,578
999,967	Equitrans Midstream Corp.	9,379,690
328,706	TC Energy Corp.	12,333,049

		530,132,905

Pipeline Transportation | Petroleum – 13.9%
1,742,209	Genesis Energy LP	21,882,145
2,220,617	NuStar Energy LP	42,280,548
370,584	Pembina Pipeline Corp.	12,388,623
9,631,158	Plains All American Pipeline LP	152,942,789

		229,494,105

Production + Mining | Hydrocarbon – 1.7%
106,941	ConocoPhillips	12,359,172
477,842	Marathon Oil Corp.	12,151,522
537,100	Tidewater Renewables Ltd.*	2,913,192

		27,423,886

TOTAL COMMON STOCKS (Cost $1,483,453,759)		$1,659,050,174

Shares	Description	Value

Exchange Traded Funds – 0.8%

199,913	Utilities Select Sector SPDR Fund	$12,546,540

(Cost $12,332,381)

Shares	Dividend Rate	Value

Investment Companies – 0.5%

First Trust Energy Income & Growth Fund
170,301	0.300%	$2,508,534
First Trust Energy Infrastructure Fund
55,114	0.100	907,728
First Trust MLP & Energy Income Fund
335,487	0.050	2,955,640
First Trust New Opportunities MLP & Energy Fund
239,896	0.038	1,682,870

TOTAL INVESTMENT COMPANIES (Cost $7,899,586)		$8,054,772

TOTAL INVESTMENTS – 101.9% (Cost $1,503,685,726)		$1,679,651,486

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%		(31,416,719)

NET ASSETS – 100.0%		$1,648,234,767

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. * Non-income producing security.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

ADDITIONAL INVESTMENT INFORMATION

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
MLP	—Master Limited Partnership
SPDR	—Standard and Poor’s Depository Receipt

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Assets and Liabilities November 30, 2023

Assets:

Investments in unaffiliated issuers, at value (cost $1,503,685,726)	$1,679,651,486
Cash	3,929,045
Receivables:
Investments sold	8,139,422
Dividends	148,843
Fund shares sold	77,639
Prepaid income taxes	2,762,635
Prepaid state and local franchise taxes	40,452

Total assets	1,694,749,522

Liabilities:

Payables:
Investments purchased	9,109,181
Current taxes, net	4,934,798
Management fees	1,268,481
Fund shares redeemed	820,386
Distribution and Service fees and Transfer Agency fees	78,884
Deferred taxes, net	29,629,323
Accrued expenses	673,702

Total liabilities	46,514,755

Net Assets:

Paid-in capital	2,409,455,405
Total distributable earnings (loss)	(761,220,638)

NET ASSETS	$1,648,234,767
Net Assets:
Class A	$59,873,782
Class C	16,025,370
Institutional	192,787,286
Investor	53,118,450
Class R6	115,488,613
Class R	999,994
Class P	1,209,941,272
Total Net Assets	$1,648,234,767
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,927,792
Class C	581,881
Institutional	5,842,950
Investor	1,642,976
Class R6	3,494,453
Class R	33,489
Class P	36,495,900
Net asset value, offering and redemption price per share:(a)
Class A	$31.06
Class C	27.54
Institutional	32.99
Investor	32.33
Class R6	33.05
Class R	29.86
Class P	33.15

(a)

Maximum public offering price per share for Class A Shares is $32.87. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement of Operations For the Fiscal Year Ended November 30, 2023

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $280,996)	$101,884,638
Dividends — affiliated issuers	276,053
Less: Return of Capital on Dividends	(88,038,040)

Total investment income	14,122,651

Expenses:

Management fees	14,537,402
Transfer Agency fees(a)	623,191
Professional fees	371,177
Distribution and Service (12b-1) fees(a)	267,718
Custody, accounting and administrative services	161,091
Printing and mailing costs	120,229
Registration fees	112,741
Franchise tax expense	52,711
Service fees — Class C	42,583
Trustee fees	24,029
Shareholder meeting expense	12,266
Other	74,389

Total operating expenses, before taxes	16,399,527

Less — expense reductions	(8,938)

Net operating expenses, before taxes	16,390,589

NET INVESTMENT LOSS, BEFORE TAXES	(2,267,938)

Current and deferred tax benefit	137,827

NET INVESTMENT LOSS, NET OF TAXES	(2,130,111)

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	163,090,660
Foreign currency transactions	(7,522)
Current and deferred tax expense	(9,910,896)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	88,686,318
Foreign currency translation	6,281
Current and deferred tax expense	(5,390,031)

Net realized and unrealized gain, net of taxes	236,474,810

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$234,344,699

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$135,452	$127,750	$4,516	$84,329	$26,589	$76,712	$76,893	$33,296	$1,405	$323,967

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

From operations:

Net investment income (loss), net of taxes	$ (2,130,111)	$ 1,154,201
Net realized gain, net of taxes	153,172,242	145,551,867
Net change in unrealized gain, net of taxes	83,302,568	262,607,587

Net increase in net assets resulting from operations	234,344,699	409,313,655

Distributions to shareholders:

From distributable earnings:
Class A Shares	(3,996,809)	(3,048,201)
Class C Shares	(1,369,179)	(1,670,031)
Institutional Shares	(13,267,091)	(11,206,812)
Investor Shares	(3,469,337)	(2,978,411)
Class R6 Shares	(7,592,272)	(8,446,190)
Class R Shares	(69,455)	(51,446)
Class P Shares	(75,698,498)	(56,334,989)

Total distributions to shareholders	(105,462,641)	(83,736,080)

From share transactions:

Proceeds from sales of shares	173,448,573	300,530,192
Reinvestment of distributions	103,420,259	81,724,586
Cost of shares redeemed	(270,875,593)	(372,596,029)

Net increase in net assets resulting from share transactions	5,993,239	9,658,749

TOTAL INCREASE	134,875,297	335,236,324

Net assets:

Beginning of year	1,513,359,470	1,178,123,146

End of year	$1,648,234,767	$1,513,359,470

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Class A Shares

	Year Ended November 30,

	2023	2022	2021		2020	2019

Per Share Data*

Net asset value, beginning of year	$28.86	$22.75	$17.15		$26.10	$31.90

Net investment loss(a)	(0.13)	(0.07)	(0.13	)(b)	(0.15)	(0.30)

Net realized and unrealized gain (loss)	4.45	7.88	7.23		(7.86)	(3.00)

Total from investment operations	4.32	7.81	7.10		(8.01)	(3.30)

Distributions to shareholders from net investment income	(2.12)	(1.70)	(1.50)		—	(0.15)

Distributions to shareholders from return of capital	—	—	—		(0.94)	(2.35)

Total distributions	(2.12)	(1.70)	(1.50)		(0.94)	(2.50)

Net asset value, end of year	$31.06	$28.86	$22.75		$17.15	$26.10

Total return(c)	15.84%	34.91%	41.88%		(27.83)%	(11.06)%

Net assets, end of year (in 000s)	$59,874	$53,751	$39,835		$34,024	$60,112

Ratio of net expenses to average net assets after tax expense(d)	2.42%	2.59%	0.42%		2.61%	1.67%

Ratio of total expenses to average net assets after tax expense(d)	2.42%	2.59%	0.43%		2.64%	1.67%

Ratio of net expenses to average net assets before tax expense	1.43%	1.45%	1.45%		1.49%	1.44%

Ratio of net investment loss to average net assets(e)	(0.47)%	(0.26)%	(0.60)%		(0.81)%	(1.02)%

Portfolio turnover rate(f)	102%	117%	166%		139%	51%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Class C Shares

	Year Ended November 30,

	2023	2022	2021		2020	2019

Per Share Data*

Net asset value, beginning of year	$26.01	$20.79	$15.88		$24.55	$30.35

Net investment loss(a)	(0.31)	(0.24)	(0.27	)(b)	(0.29)	(0.50)

Net realized and unrealized gain (loss)	3.96	7.16	6.68		(7.44)	(2.80)

Total from investment operations	3.65	6.92	6.41		(7.73)	(3.30)

Distributions to shareholders from net investment income	(2.12)	(1.70)	(1.50)		—	(0.15)

Distributions to shareholders from return of capital	—	—	—		(0.94)	(2.35)

Total distributions	(2.12)	(1.70)	(1.50)		(0.94)	(2.50)

Net asset value, end of year	$27.54	$26.01	$20.79		$15.88	$24.55

Total return(c)	14.97%	33.89%	40.85%		(28.47)%	(11.64)%

Net assets, end of year (in 000s)	$16,025	$22,030	$25,647		$24,897	$58,044

Ratio of net expenses to average net assets after tax expense(d)	3.20%	3.34%	1.16%		3.37%	2.42%

Ratio of total expenses to average net assets after tax expense(d)	3.20%	3.34%	1.18%		3.39%	2.42%

Ratio of net expenses to average net assets before tax expense	2.18%	2.20%	2.20%		2.24%	2.19%

Ratio of net investment loss to average net assets(e)	(1.23)%	(1.00)%	(1.35)%		(1.63)%	(1.77)%

Portfolio turnover rate(f)	102%	117%	166%		139%	51%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Institutional Shares

	Year Ended November 30,

	2023	2022	2021		2020	2019

Per Share Data*

Net asset value, beginning of year	$30.43	$23.82	$17.84		$26.95	$32.75

Net investment income (loss)(a)	(0.04)	0.03	(0.05	)(b)	(0.11)	(0.20)

Net realized and unrealized gain (loss)	4.72	8.28	7.53		(8.06)	(3.10)

Total from investment operations	4.68	8.31	7.48		(8.17)	(3.30)

Distributions to shareholders from net investment income	(2.12)	(1.70)	(1.50)		—	(0.15)

Distributions to shareholders from return of capital	—	—	—		(0.94)	(2.35)

Total distributions	(2.12)	(1.70)	(1.50)		(0.94)	(2.50)

Net asset value, end of year	$32.99	$30.43	$23.82		$17.84	$26.95

Total return(c)	16.22%	35.45%	42.40%		(27.54)%	(10.77)%

Net assets, end of year (in 000s)	$192,787	$198,807	$160,785		$182,236	$502,633

Ratio of net expenses to average net assets after tax expense(d)	2.08%	2.22%	0.05%		2.22%	1.28%

Ratio of total expenses to average net assets after tax expense(d)	2.08%	2.22%	0.06%		2.25%	1.28%

Ratio of net expenses to average net assets before tax expense	1.07%	1.08%	1.09%		1.10%	1.05%

Ratio of net investment income (loss) to average net assets(e)	(0.12)%	0.12%	(0.21)%		(0.56)%	(0.61)%

Portfolio turnover rate(f)	102%	117%	166%		139%	51%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Investor Shares

	Year Ended November 30,

	2023	2022	2021		2020	2019

Per Share Data*

Net asset value, beginning of year	$29.89	$23.45	$17.60		$26.65	$32.50

Net investment loss(a)	(0.06)	— (b)	(0.08	)(c)	(0.15)	(0.25)

Net realized and unrealized gain (loss)	4.62	8.14	7.43		(7.96)	(3.10)

Total from investment operations	4.56	8.14	7.35		(8.11)	(3.35)

Distributions to shareholders from net investment income	(2.12)	(1.70)	(1.50)		—	(0.15)

Distributions to shareholders from return of capital	—	—	—		(0.94)	(2.35)

Total distributions	(2.12)	(1.70)	(1.50)		(0.94)	(2.50)

Net asset value, end of year	$32.33	$29.89	$23.45		$17.60	$26.65

Total return(d)	16.11%	35.28%	42.23%		(27.63)%	(11.01)%

Net assets, end of year (in 000s)	$53,118	$59,725	$40,346		$32,396	$98,506

Ratio of net expenses to average net assets after tax expense(e)	2.16%	2.34%	0.17%		2.36%	1.42%

Ratio of total expenses to average net assets after tax expense(e)	2.16%	2.34%	0.18%		2.38%	1.42%

Ratio of net expenses to average net assets before tax expense	1.18%	1.20%	1.20%		1.23%	1.19%

Ratio of net investment loss to average net assets(f)	(0.20)%	(0.01)%	(0.36)%		(0.73)%	(0.77)%

Portfolio turnover rate(g)	102%	117%	166%		139%	51%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(f)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Class R6 Shares

	Year Ended November 30,

	2023	2022	2021		2020	2019

Per Share Data*

Net asset value, beginning of year	$30.47	$23.85	$17.86		$27.00	$32.75

Net investment income (loss)(a)	(0.03)	0.04	(0.04	)(b)	(0.05)	(0.20)

Net realized and unrealized gain (loss)	4.73	8.28	7.53		(8.15)	(3.05)

Total from investment operations	4.70	8.32	7.49		(8.20)	(3.25)

Distributions to shareholders from net investment income	(2.12)	(1.70)	(1.50)		—	(0.15)

Distributions to shareholders from return of capital	—	—	—		(0.94)	(2.35)

Total distributions	(2.12)	(1.70)	(1.50)		(0.94)	(2.50)

Net asset value, end of year	$33.05	$30.47	$23.85		$17.86	$27.00

Total return(c)	16.26%	35.45%	42.41%		(27.60)%	(10.60)%

Net assets, end of year (in 000s)	$115,489	$126,621	$138,288		$181,968	$165,252

Ratio of net expenses to average net assets after tax expense(d)	2.06%	2.21%	0.04%		2.23%	1.26%

Ratio of total expenses to average net assets after tax expense(d)	2.06%	2.21%	0.05%		2.26%	1.26%

Ratio of net expenses to average net assets before tax expense	1.06%	1.07%	1.08%		1.11%	1.04%

Ratio of net investment income (loss) to average net assets(e)	(0.10)%	0.13%	(0.17)%		(0.29)%	(0.66)%

Portfolio turnover rate(f)	102%	117%	166%		139%	51%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Class R Shares

	Year Ended November 30,

	2023	2022	2021		2020	2019

Per Share Data*

Net asset value, beginning of year	$27.90	$22.09	$16.72		$25.60	$31.40

Net investment loss(a)	(0.21)	(0.13)	(0.18	)(b)	(0.17)	(0.40)

Net realized and unrealized gain (loss)	4.29	7.64	7.05		(7.77)	(2.90)

Total from investment operations	4.08	7.51	6.87		(7.94)	(3.30)

Distributions to shareholders from net investment income	(2.12)	(1.70)	(1.50)		—	(0.15)

Distributions to shareholders from return of capital	—	—	—		(0.94)	(2.35)

Total distributions	(2.12)	(1.70)	(1.50)		(0.94)	(2.50)

Net asset value, end of year	$29.86	$27.90	$22.09		$16.72	$25.60

Total return(c)	15.52%	34.59%	41.57%		(28.11)%	(11.24)%

Net assets, end of year (in 000s)	$1,000	$843	$731		$796	$1,012

Ratio of net expenses to average net assets after tax expense(d)	2.72%	2.84%	0.66%		2.87%	1.92%

Ratio of total expenses to average net assets after tax expense(d)	2.72%	2.85%	0.67%		2.90%	1.92%

Ratio of net expenses to average net assets before tax expense	1.68%	1.70%	1.70%		1.74%	1.69%

Ratio of net investment loss to average net assets(e)	(0.76)%	(0.50)%	(0.85)%		(0.94)%	(1.31)%

Portfolio turnover rate(f)	102%	117%	166%		139%	51%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs MLP Energy Infrastructure Fund

	Class P Shares

	Year Ended November 30,

	2023	2022	2021		2020	2019

Per Share Data*

Net asset value, beginning of year	$30.56	$23.92	$17.91		$27.05	$32.85

Net investment income (loss)(a)	(0.03)	0.03	(0.05	)(b)	(0.08)	(0.20)

Net realized and unrealized gain (loss)	4.74	8.31	7.56		(8.12)	(3.10)

Total from investment operations	4.71	8.34	7.51		(8.20)	(3.30)

Distributions to shareholders from net investment income	(2.12)	(1.70)	(1.50)		—	(0.15)

Distributions to shareholders from return of capital	—	—	—		(0.94)	(2.35)

Total distributions	(2.12)	(1.70)	(1.50)		(0.94)	(2.50)

Net asset value, end of year	$33.15	$30.56	$23.92		$17.91	$27.05

Total return(c)	16.25%	35.43%	42.40%		(27.55)%	(10.73)%

Net assets, end of year (in 000s)	$1,209,941	$1,051,583	$772,491		$526,900	$843,448

Ratio of net expenses to average net assets after tax expense(d)	2.07%	2.21%	0.04%		2.23%	1.27%

Ratio of total expenses to average net assets after tax expense(d)	2.07%	2.21%	0.05%		2.26%	1.27%

Ratio of net expenses to average net assets before tax expense	1.06%	1.07%	1.08%		1.10%	1.04%

Ratio of net investment income (loss) to average net assets(e)	(0.11)%	0.12%	(0.23)%		(0.38)%	(0.61)%

Portfolio turnover rate(f)	102%	117%	166%		139%	51%

*	On June 5, 2020, the MLP Energy Infrastructure Fund effected a 5-for-1 reverse share split. All per share data prior to June 5, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.16% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Current and deferred tax benefit for the ratio calculation is derived from net investment income (loss) only.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements November 30, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering seven classes of shares — Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Distributions to Shareholders — Over the long term, the Fund makes distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests. To permit the Fund to maintain more stable quarterly distributions, the distribution for any particular quarterly period may be more or less than the amount of total distributable earnings actually earned by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

20

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss, regardless of whether the MLPs make distributions to the Fund.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/ losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency, and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting. In addition, sales of MLP investments will result in allocations to the Fund of taxable ordinary income or loss and capital gain or loss, each in amounts that will not be reported to the Fund until the following year, in magnitudes often not readily estimable before such reporting is made. The portion of gain on a disposition of an MLP equity security that is taxed as ordinary income under the Code will be recognized even if there is a net taxable loss on the disposition.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

F. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and

21

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued) November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved

22

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of November 30, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

North America	$1,659,050,174	$—	$—

Exchange Traded Funds	12,546,540	—	—

Investment Companies	8,054,772	—	—

Total	$1,679,651,486	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

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GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued) November 30, 2023

4. TAXATION

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the fiscal year ended November 30, 2023, the Fund reevaluated its blended state income tax rate, increasing the rate from 1.17% to 1.19% due to an anticipated change in state apportionment of income and gains. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$52,396,638	21.00%

State income taxes, net of federal benefit	2,969,143	1.19%

Change in estimated deferred tax rate	183,254	0.07%

Effect of permanent differences	(3,153,667)	(1.26)%

Change in Valuation Allowance	(37,232,268)	(14.92)%

Total current and deferred income tax expense/(benefit), net	$15,163,100	6.08%

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At November 30, 2023, components of the Fund’s deferred tax assets and liabilities were as follows:

Deferred tax assets:

State net operating loss carryforward	$366,405

Capital loss carryforward (tax basis)	89,105,696

Other tax assets	85,654

Valuation Allowance	(27,078,560)

Total Deferred Tax Assets	$62,479,195

Deferred tax liabilities:

Book vs tax partnership income to be recognized	$(30,174,283)

Net unrealized gain on investment securities (tax basis)	(61,934,235)

Total Deferred Tax Liabilities	$(92,108,518)

Net Deferred Tax Asset/(Liability)	$(29,629,323)

At November 30, 2023, the Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

For Fiscal Year Ended:	Amount	Expiration

November 30, 2020	$401,557,891	November 30, 2025

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded $27,078,560 of valuation allowances as of November 30, 2023.

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GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

4. TAXATION (continued)

For the fiscal year ended November 30, 2023, components of the Fund’s current and deferred tax expense/(benefit) are as follows:

	Current	Deferred	Total

Federal	$8,196,848	$42,502,970	$50,699,818

State	(529,851)	2,225,401	1,695,550

Valuation Allowances	—	(37,232,268)	(37,232,268)

Total	$7,666,997	$7,496,103	$15,163,100

For the fiscal year ended November 30, 2023, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. At November 30, 2023, gross unrealized appreciation and depreciation of investments, based on cost, for federal income tax purposes was as follows:

Tax Cost	$1,264,598,581

Gross unrealized gain	452,385,608

Gross unrealized loss	(37,332,703)

Net unrealized gain	$415,052,905

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and differences related to the tax treatment of partnership investments.

For the fiscal year ended November 30, 2023, the Fund distributions are estimated to be comprised of 100% from taxable income and 0% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2024. The Fund’s tax years ended November 30, 2020 through November 30, 2022 remain open for examination by U.S. federal and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended November 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate

					Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion

1.00%	0.90%	0.86%	0.84%	0.82%	0.97%

^

The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

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GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued) November 30, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended November 30, 2023, GSAM waived $8,538 of the Fund’s management fee.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund as set forth below:

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2023, Goldman Sachs advised that it retained $1,569 and $0 of the sales charges applicable to Class A and Class C Shares, respectively.

D. Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to its customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2023, fees charged for such transfer agency services were 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.064%. These Other Expense limitations will remain in place through at least March 29, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset

26

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the fiscal year ended November 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Total Expense Reductions

$8,538	$400	$8,938

G. Other Transactions with Affiliates — For the fiscal year ended November 30, 2023, Goldman Sachs earned $296,547 in brokerage commissions from portfolio transactions on behalf of the Fund.

The following table provides information about the Fund’s investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares as of and for the fiscal year ended November 30, 2023:

Underlying Fund	Beginning Value as of November 30, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2023	Shares as of November 30, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund — Institutional Shares	$3,558,907	$235,207,119	$(238,766,026)	$—	—	$276,053

H. Line of Credit Facility — As of November 30, 2023, the Fund participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2023, the Fund did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2023, were $1,637,266,355 and $1,558,685,221, respectively.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill, or lacks the capacity or authority to fulfill, its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, and the failure of the performance of the derivatives used to replicate the performance of a

27

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued) November 30, 2023

7. OTHER RISKS (continued)

particular asset class to accurately track the performance of that asset class. There is no guarantee that the use of derivatives will achieve their intended result.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.

Energy Sector Risk—The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.

Infrastructure Company Risk — Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

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GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

7. OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk— Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

MLP Tax Risk— MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

29

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Notes to Financial Statements (continued) November 30, 2023

7. OTHER RISKS (continued)

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, and will also be subject to state and local income taxes.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. Upon the Fund’s sale of its interest in an MLP, the Fund may be liable for previously deferred taxes. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date, other than above, have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

30

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	MLP Energy Infrastructure Fund

	For the Fiscal Year Ended November 30, 2023		For the Fiscal Year Ended November 30, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	286,633	$7,956,317	398,847	$10,508,094
Reinvestment of distributions	139,389	3,980,048	110,439	3,033,180
Shares redeemed	(360,463)	(10,166,814)	(398,128)	(10,319,865)

	65,559	1,769,551	111,158	3,221,409

Class C Shares
Shares sold	16,823	432,582	48,786	1,141,175
Reinvestment of distributions	53,657	1,362,166	67,143	1,663,931
Shares redeemed	(335,444)	(8,349,386)	(502,775)	(11,924,283)

	(264,964)	(6,554,638)	(386,846)	(9,119,177)

Institutional Shares
Shares sold	781,556	23,188,690	1,288,314	35,457,463
Reinvestment of distributions	372,749	11,254,899	319,510	9,220,163
Shares redeemed	(1,845,175)	(55,450,513)	(1,823,526)	(49,633,700)

	(690,870)	(21,006,924)	(215,702)	(4,956,074)

Investor Shares
Shares sold	207,974	6,192,161	660,473	18,694,219
Reinvestment of distributions	116,780	3,462,921	104,700	2,974,687
Shares redeemed	(679,939)	(19,826,207)	(487,336)	(13,481,551)

	(355,185)	(10,171,125)	277,837	8,187,355

Class R6 Shares
Shares sold	270,112	8,404,211	1,096,730	30,382,311
Reinvestment of distributions	250,979	7,592,272	293,609	8,446,190
Shares redeemed	(1,182,068)	(36,218,684)	(3,032,726)	(86,020,294)

	(660,977)	(20,222,201)	(1,642,387)	(47,191,793)

Class R Shares
Shares sold	9,145	249,563	7,779	194,292
Reinvestment of distributions	2,524	69,455	1,939	51,446
Shares redeemed	(8,393)	(231,816)	(12,581)	(329,788)

	3,276	87,202	(2,863)	(84,050)

Class P Shares
Shares sold	4,246,814	127,025,049	7,373,284	204,152,638
Reinvestment of distributions	2,491,317	75,698,498	1,942,721	56,334,989
Shares redeemed	(4,652,265)	(140,632,173)	(7,204,349)	(200,886,548)
	2,085,866	62,091,374	2,111,656	59,601,079

NET INCREASE	182,705	$5,993,239	252,853	$9,658,749

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs MLP Energy Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs MLP Energy Infrastructure Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023 including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 24, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

32

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C , and R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 through November 30, 2023, which represents a period of 183 days of a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MLP Energy Infrastructure Fund
Share Class	Beginning Account Value 6/1/23	Ending Account Value 11/30/23		Expenses Paid for the 6 months ended 11/30/23*
Class A
Actual	$1,000.00	$1,222.30		$ 7.96
Hypothetical 5% return	1,000.00	1,017.90	+	7.23
Class C
Actual	1,000.00	1,217.60		12.12
Hypothetical 5% return	1,000.00	1,014.10	+	11.01
Institutional
Actual	1,000.00	1,224.40		5.96
Hypothetical 5% return	1,000.00	1,019.70	+	5.41
Investor
Actual	1,000.00	1,224.00		6.58
Hypothetical 5% return	1,000.00	1,019.20	+	5.97
Class R6
Actual	1,000.00	1,224.80		5.90
Hypothetical 5% return	1,000.00	1,019.80	+	5.36
Class R
Actual	1,000.00	1,220.70		9.35
Hypothetical 5% return	1,000.00	1,016.60		8.49
Class P
Actual	1,000.00	1,224.50		5.90
Hypothetical 5% return	1,000.00	1,019.80	+	5.36

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2023. Deferred tax benefit (expense) is not included in the ratio calculation. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
MLP Energy Infrastructure Fund	1.43%	2.18%	1.07%	1.18%	1.06%	1.68%	1.06%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

33

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP Energy Infrastructure Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;

(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;

(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

(e)	fee and expense information for the Fund, including:

(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(ii)	the Fund’s expense trends over time; and

(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

34

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(l)

information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on the Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

35

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three- and ten-year periods, and in the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index for the ten-year period and underperformed for the one-, three- and five-year periods ended March 31, 2023. The Trustees considered that the Fund had been repositioned in 2020, which involved changes to the Fund’s investment strategy. They noted that the Fund had experienced certain portfolio management changes in early 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

36

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Average Daily Net Assets	MLP Energy Infrastructure Management Fee Annual Rate

First $1 billion	1.00%

Next $1 billion	0.90

Next $3 billion	0.86

Next $3 billion	0.84

Over $8 billion	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment

37

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2024.

38

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal
Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

39

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

40

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of November 30, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Information as of the date of this shareholder report. Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

41

GOLDMAN SACHS MLP ENERGY INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of November 30, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

42

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund will be renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe* Joseph F. DiMaria, Principal Financial Officer, Principal Dwight L. Bush Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes* John F. Killian* Steven D. Krichmar* Michael Latham* James A. McNamara Lawrence W. Stranghoener* PaulC.Wirth *Effective January 1, 2024 GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction. The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov. The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations shown are as of November 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. “Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2024 Goldman Sachs. All rights reserved. 350637-OTU-1949857 MLPEIAR-24

Goldman Sachs Funds Annual Report November 30, 2023 Energy Funds Clean Energy Income Fund Energy Infrastructure Fund Goldman Sachs Assets Management

Goldman Sachs Energy Funds

Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Clean Energy Income Fund

Investment Objective and Principal Investment Strategy

The Fund seeks total return through current income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team (the “Team”) discusses the Goldman Sachs Clean Energy Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of -24.05%, -24.66%, -23.79%, -23.88%, -23.86% and -23.81%, respectively. These returns compare to the -20.62% average annual total return of the Fund’s blended benchmark, which is comprised 50% of the Eagle North American Renewables Infrastructure Index,[1] 35% of the Indxx YieldCo and Renewable Energy Income Index[2] and 15% of the Eagle Global Renewables Infrastructure Index.[3]

At a meeting of the Board of Trustees of Goldman Sachs Trust held on June 13-14, 2023, the Trustees approved the termination of the Fund’s Class R Shares. This termination occurred on July 14, 2023. Effective June 15, 2023, Class R

[1]

The Eagle North American Renewables Infrastructure Index is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass and electric transmission lines. Constituents are companies whose stocks trade in either the U.S. or Canada, though assets owned by these companies can have a global reach. The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors and disseminated real-time on a price-return basis (RENEWNA) and on a total-return basis (RENEWNAT). It is not possible to invest directly in an unmanaged index.

[2]

The Indxx YieldCo & Renewable Energy Income Index is designed to track the performance of income-paying renewable energy companies and companies categorized as YieldCos (i.e., producers of biofuels) listed in developed and emerging markets. It is not possible to invest directly in an unmanaged index.

[3]

The Eagle Global Renewables Infrastructure Index is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass and electric transmission lines. Constituents are companies whose stocks trade globally in OECD countries. (The Organization for Economic Co-operation and Development is an intergovernmental economic organization with 37 member countries, founded in 1961 to stimulate economic progress and world trade.) The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors and disseminated real-time on a price-return basis (RENEW) and on a total-return basis (RENEWTR). It is not possible to invest directly in an unmanaged index.

Shares of the Fund were no longer sold to new investors or existing shareholders (except through reinvested dividends) and were no longer eligible for exchanges from other Goldman Sachs Funds. In addition, Class R Shares of the Fund were closed to all new accounts.

Q	How did clean energy infrastructure securities overall perform during the Reporting Period?

A

Clean energy infrastructure securities, as represented by the Fund’s blended benchmark, recorded negative absolute returns for the Reporting Period and lagged the broader global equity market, which returned 12.01%, as measured by the MSCI All Country World Index Investable Market Index). Clean energy infrastructure securities also underperformed energy-related securities.

The Reporting Period was challenging for clean energy infrastructure securities, especially in the context of the broad U.S. equity market rally, which was narrow in breadth—led by mega cap technology and artificial intelligence (“AI”)-related stocks—but meaningful, with the S&P 500® Index up 13.84%. The widespread sell-off among clean energy infrastructure securities also came alongside a swift increase in global interest rates, which had an outsized impact on market sectors with long-term development pipelines. The rise in global interest rates sparked a wave of technical selling, fueled by investor concerns about the impact of higher rates on clean energy infrastructure companies given that a significant amount of financing is needed to meet global clean energy mandates/targets. Overall, concerns around higher costs and the potential impact on project returns/future cash flows drove clean energy infrastructure securities lower during the Reporting Period.

1

FUND RESULTS

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A

The Team primarily targets companies that are scaling the clean energy transition, mostly renewable independent power producers and power infrastructure companies. Our investment focus is on companies with what we consider to be effective management teams that operate within a strong corporate governance framework; high renewable asset quality; strong balance sheets; potential upside for their stock prices due to higher power prices; liquidity that may weather various economic cycles and business cycles; and clear earnings growth and dividend visibility.

During the Reporting Period, the Fund posted negative absolute returns and underperformed the blended benchmark. Specifically, the Fund was hampered by security selection in the utilities sector[4] and in the utilities/clean power subsector. The utilities sector lagged the broader equity market during the Reporting Period overall, posting its worst performance of the previous 35 years during the first half of 2023, while mega cap technology and AI-related stocks recorded strong gains. In addition, during the Reporting Period, the utilities/clean power subsector was hurt by rising interest rates given that the companies in this subsector tend to be large capital spenders. In addition, as mentioned earlier, companies with long-term development pipelines were at risk of higher financing costs. That said, the Fund primarily owns the securities of cost-plus businesses, many of which are so-called regulated monopolies that create cost offsets by passing through higher interest rates to customers (e.g., through inflation-protected contracts, higher energy prices for new assets, etc.). Although we believed the aforementioned cost offsets should significantly mitigate these concerns for the securities the Fund holds, investors failed to recognize such benefits, in our view, during the Reporting Period.

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A

Compared to the blended benchmark, the Fund was hurt by an underweight position in Hydro One Limited and by overweight positions in Northland Power Inc. and SolarEdge Technologies, Inc., during the Reporting Period.

[4]

Stock classifications are based on the Global Industry Classification Standard (GICS®), which is a widely accepted standard used by the global financial community for classifying companies into sectors and industries.

An underweight in Hydro One Limited detracted most from the Fund’s relative performance during the Reporting Period. The electricity transmission and distribution utility, which serves the Canadian province of Ontario, performed well during the Reporting Period due to its defensive characteristics, namely its strong regulatory track record and solid balance sheet (with no “holdco” debt, i.e., the unsecured debt of a holding company), and the favorable supply/demand outlook in its Ontario operating region.

Northland Power Inc. (NPI) develops, builds, owns and manages wind facilities, with a focus on offshore wind development. NPI was pressured during the Reporting Period by supply-chain constraints and issues around two of the company’s large offshore wind projects, as higher interest rates created investor concerns around project returns. In our view, NPI was doing a good job of mitigating both supply-chain pressures and higher costs, and the company had decided to finance some large projects that we thought locked in attractive economics. At the end of the Reporting Period, we continued to have conviction in NPI’s near-term prospects.

SolarEdge Technologies, Inc. (SEDG) is a global developer of smart energy technology solutions. Its results can primarily be attributed to demand uncertainty in California under NEM 3.0 (that is, California’s new net billing tariff policy for solar power, which dictates how excess solar energy is credited to homeowners), along with the continued weakness of residential solar in Europe because of elevated interest rates and macro uncertainty. We sold the Fund’s position in SEDG during the Reporting Period in favor of what we considered more attractive opportunities.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions versus the blended benchmark in SSE plc, Engie SA and Iberdrola SA.

SSE plc (SSE) is a leading generator of renewable electricity and one of the largest electricity network companies in the U.K. In November 2023, the company detailed a five-year £12.5 billion capital expenditures plan that included greater investments in renewables and networks. In our view, higher power prices and thermal generation profits may also add to the company’s cash flow. Overall, we remained constructive on SSE at the end of the Reporting Period, as we considered it a leading beneficiary of offshore wind growth in the U.K. and renewables growth more broadly. Most importantly, we

2

 FUND RESULTS

also saw SSE as a beneficiary of electricity transmission in which the company has a sector-leading 14% compound annual growth rate in renewables.

Engie SA (ENGI) is a global energy and services group operating in the three key business sectors of low-carbon electricity generation (with particular emphasis on natural gas and renewables), energy infrastructure and customer solutions. During the Reporting Period, the holding added to the Fund’s relative returns, driven largely by earnings strength due to the profitability of the company’s global energy management and sales as well as by improvement in the outlook for renewables. We continued to have a positive view of ENGI at the end of the Reporting Period.

Iberdrola SA (IBE) is a global, integrated utility with networks and renewable businesses. Its stock’s performance can be attributed to the company’s continued strong earnings growth, fueled by its key segments—networks and renewables. At the end of the Reporting Period, we remained constructive on IBE, as we believed it is a high quality company with a strong balance sheet, diverse set of assets (networks and renewables/generation) across different geographies, which should enable the company to do well in many environments.

Q	Were there any notable purchases or sales during the Reporting Period?

A

Among notable Fund purchases during the Reporting Period was a position in Edison International, a public utility holding company based in California. We believed Edison International was overcoming protracted underperformance due to wildfire-related events and insurance claims. The company also extended its 5% to 7% growth estimates through 2028, underpinned by electrification trends, which we considered positive.

We also added a Fund position in Hydro One Limited, mentioned earlier, because we liked the company’s low risk and changing growth profile. The company’s current capital plan supports an approximately 6% compound annual growth rate, and its management has provided guidance for 5%-7% annual growth in earnings per share through 2027. We believed there was further upside potential related to the buildout of incremental transmission lines, distribution company consolidation and broadband investments.

In addition to the sale of SEDG, mentioned previously, we exited the Fund’s position in Algonquin Power & Utilities Corp., a Canadian renewable energy and regulated utility conglomerate with assets across North America. We sold the position because of our uncertainty about the company’s earnings growth trajectory.

We also eliminated the Fund’s position in American Electric Power Company, Inc., one of the U.S.’s largest electricity producers, based on our concerns about the company’s regulatory relationships and its execution on balance sheet strengthening initiatives.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we continued to believe clean energy was one of the single largest investment opportunities for the long term and that the decline of clean energy infrastructure securities during the Reporting Period showed a fundamental disconnect between market valuations and the multi-decade growth story ahead. Despite the sell-off, the core fundamentals for most clean energy infrastructure companies remained resilient, in our view.

In the near term, we thought the stabilization of interest rates, which had already started at the end of the Reporting Period, should act as a catalyst for a rebound for the valuations of clean energy infrastructure securities. Longer-term, we believed continued strength in execution from management teams and increased growth of renewables paints a constructive picture for clean energy markets—particularly in the U.S. where the Inflation Reduction Act could result in more than $1 trillion dollars of support[5]—creating a non-cyclical tailwind for clean energy infrastructure securities.

As we look forward, despite the higher-for-longer interest rate environment at the end of the Reporting Period, we remained constructive on clean energy infrastructure securities as we continued to see momentum in clean energy development, driven by supportive policy, customer preference for renewable sources, lower costs versus other energy sources, and global economic/electrification growth.

[5]	Source: Goldman Sachs Global Investment Research.

3

FUND RESULTS

We were confident these clean power companies could continue to generate strong project returns. For renewable infrastructure (wind, solar, etc.), we noted that project developers are generally able to lock in costs when they sign a long-term contract, so they know what their margins are going to look like for an individual project.

In managing the Fund, we plan to continue seeking to capture the long-term secular clean energy growth opportunity with a risk-adjusted approach. We intended to allocate largely to clean energy infrastructure companies critical to the energy transition, rather than clean technology companies (i.e., Plug Power, Tesla, etc.), which tend to have more volatile earnings and stock prices.

4

 FUND BASICS

Clean Energy Income Fund

as of November 30, 2023

TOP TEN HOLDINGS AS OF 11/30/23‡

Holding	% of Net Assets	Line of Business

NextEra Energy, Inc.	6.8%	Clean power

Northland Power, Inc.	6.0	Clean power

Brookfield Renewable Partners LP	5.6	Clean power

Hydro One Ltd.	5.3	Clean power

AES Corp.	5.3	Clean power

Edison International	5.3	Clean power

RWE AG	3.9	Clean power

SSE PLC	3.5	Clean power

Boralex, Inc.	3.5	Clean power

Clearway Energy, Inc.	3.3	Clean power

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS*

*

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets (excluding investments in the securities lending reinvestment vehicle, if any). Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The investment in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets as of November 30, 2023 and 0.4% of the Fund’s net assets as of November 30, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Performance Summary

November 30, 2023

The following graph shows the value, as of November 30, 2023, of a $10,000 investment made on June 26, 2020 (commencement of operations) in Class P Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks including the Clean Energy Income Composite Index, which is comprised of 50% in the Eagle North American Renewables Infrastructure Index, 35% in the Indxx Yieldco and Renewable Energy Income Index, and 15% in the Eagle Global Renewables Infrastructure Index (each with distributions reinvested) are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Clean Energy Income Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from June 26, 2020 through November 30, 2023.

Average Annual Total Return through November 30, 2023*	One Year	Since Inception

Class A (Commenced June 26, 2020)
Excluding sales charges	-24.05%	0.18%
Including sales charges	-28.23%	-1.45%

Class C (Commenced June 26, 2020)
Excluding contingent deferred sales charges	-24.66%	-0.57%
Including contingent deferred sales charges	-25.41%	-0.57%

Institutional (Commenced June 26, 2020)	-23.79%	0.55%

Investor (Commenced June 26, 2020)	-23.88%	0.42%

Class R6 (Commenced June 26, 2020)	-23.86%	0.53%

Class P (Commenced June 26, 2020)	-23.81%	0.53%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

6

FUND RESULTS

Goldman Sachs Energy Infrastructure Fund

as of November 30, 2023

Investment Objective and Principal Investment Strategy

The Fund seeks total return through current income and capital appreciation.

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including master limited partnerships (“MLPs”) and “C” corporations. The Fund’s investments in MLPs will not exceed 25% of the Fund’s total assets as measured at the time of purchase. The Fund intends to concentrate its investments in the energy sector.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team discusses the Goldman Sachs Energy Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended November 30, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 8.63%, 7.85%, 9.07%, 8.96%, 9.08%, 8.39% and 9.09%, respectively. These returns compare to the 9.15% average annual total return of the Fund’s benchmark, the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) (“AMEI Index”). The AMEI Index is a composite of North American energy infrastructure companies.[1]

Q	How did energy-related securities overall perform during the Reporting Period?

A

Energy-related equities generated mixed results during the Reporting Period, as commodity prices declined. Brent crude oil prices fell 3.04%, while natural gas prices were more challenged, with U.S. Henry Hub[2] prices down 59.91%. Broad energy equities, as measured by the diversified S&P Energy Select Sector Index (IXE),[3] returned -1.72% during

[1]

Source: Alerian. The Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. It is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an unmanaged index.

[2]	Henry Hub is a distribution hub on the natural gas pipeline system in Louisiana. Due to its importance, it lends its name to the pricing point for natural gas futures contracts in the U.S.
[3]

The S&P Energy Select Sector Index (IXE) is a segment of the S&P 500® Index. All components of the S&P 500® Index are assigned to one of the 11 Select Sector Indices, which seek to track major economic segments and are highly liquid benchmarks. Stock classifications are based on the Global Industry Classification the Reporting Period. However, energy infrastructure master limited partnerships (“MLPs”), as measured by the Alerian MLP Index,[4] and the broader midstream[5] sector (inclusive of both energy MLPs and “C” corporations), as measured by the Alerian Midstream Energy Index (AMNA),[6] gained 23.29% and 7.70%, respectively. The broad U.S. equity market, as represented by the S&P 500® Index, returned 13.84% during the Reporting Period.

When the Reporting Period began in December 2022, commodities and energy-related equities experienced a sharp sell-off driven by worries around a potential recession, high interest rates, geopolitical tensions given the Russia/Ukraine war, and macroeconomic uncertainty. During the first quarter

Standard (GICS®). Capping is applied to ensure diversification among companies within each index. It is not possible to invest directly in an unmanaged index.
[4]

Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure master limited partnerships (“MLPs”). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

[5]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[6]

Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA), total-return basis (AMNAX), net total-return (AMNAN), and adjusted net total return (AMNTR) basis. It is not possible to invest directly in an unmanaged index.

7

FUND RESULTS

of 2023, commodities and energy-related equities continued to pull back overall, as broad-based macroeconomic uncertainty, driven by rising interest rates and concerns around the banking sector, caused volatility across asset classes. Despite the challenged environment, commodities and energy-related equities regained some lost ground toward the end of the quarter. For the first quarter overall, West Texas Intermediate (“WTI”) crude oil prices were down approximately 6%. Natural gas saw a more significant decline, with U.S. Henry Hub prices down about 51% and the European Title Transfer Facility (“TTF”)[7] natural gas price down approximately 36%.

The second quarter of 2023 saw continued macroeconomic uncertainty, including recession concerns and consumers and businesses alike adapting to a higher interest rate environment. These factors helped drive ongoing commodity price weakness and volatility, as Brent crude oil and European TTF gas prices fell 4.9% and 20.2%, respectively, during the quarter. In contrast, U.S. Henry Hub natural gas prices recovered 12.5%. Despite commodity price weakness, midstream energy equities remained resilient, with AMNA returning 3.71% for the second calendar quarter, following an 8.38% gain in the fourth quarter of 2022. These results stood in contrast to other energy equity indices, with the upstream[8]-focused SPDR® S&P Oil & Gas Exploration & Production ETF (XOP)[9] and the diversified IXE returning 1.65% and -1.13%, respectively, during the second quarter of 2023. Energy-related stocks generally lagged other segments of the broad equity market, with midstream energy equities and the diversified IXE significantly underperforming the S&P 500® Index in the second quarter, reversing some of gains produced during the 2022 calendar year.

The third quarter of 2023 reflected ongoing macroeconomic uncertainty, as market participants assessed the risks of recession, sustained elevated inflation and potential effects of a higher interest rate environment. These concerns

[7]

The European Title Transfer Facility is a pricing location in the Netherlands. It has become the most liquid pricing location in Europe, and as such, oftentimes serves as a pricing proxy for the overall European liquified natural gas import market.

[8]

The upstream component of the energy industry is usually defined as those operations stages in the oil and gas industry that involve exploration and production. Upstream operations deal primarily with the exploration stages of the oil and gas industry, with upstream firms taking the first steps to first locate, test and drill for oil and gas. Later, once reserves are proven, upstream firms will extract any oil and gas from the reserve.

[9]

The S&P Oil & Gas Exploration & Production Select Industry Index, the XOP’s benchmark, is an equal-weighted index that draws constituents from the oil and gas exploration and production segment of the S&P Total Market Index. Liquidity and market capitalization screens are applied to the index to ensure investability. It is not possible to invest directly in an unmanaged index.

contributed to broader equity market softness, with the S&P 500® Index finishing the quarter down 3.27% and the 10-year U.S. Treasury yield rising from 3.81% to 4.59%. Despite recession concerns, crude oil prices increased, with WTI crude oil prices up 28%, finishing the quarter around $91 per barrel, the highest level since November 2022. Strength in commodities contributed to midstream energy equities’ resilience, despite broader equity market weakness. For the quarter, AMNA gained 6.75%. Other energy equity measures also saw a strong quarter, with the upstream-focused XOP and diversified IXE up 15.40% and 12.37%, respectively.

In the last two months of the Reporting Period, energy-related equities remained resilient amid a pullback in crude oil prices driven by heightened geopolitical tensions with the outbreak of war in the Middle East. At the end of the Reporting Period, there had been no certain indication of a widespread impact on the broader equities markets nor had there been any major spillover into a widespread regional conflict, though investors remained attentive to the prospect of the situation escalating. In particular, investors contemplated how a prolonged conflict there could pressure energy prices and inflation.

Q	What key factors were responsible for the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund generated positive absolute returns but modestly underperformed AMEI Index on a relative basis. These results were driven by security selection.

The Fund was hurt by security selection in the gathering and processing and the hydrocarbon production and mining subsectors. In addition, industry consolidation (i.e., mergers and acquisitions activity) had a negative impact on the Fund overall during the Reporting Period. On the positive side, security selection in the petroleum pipeline transportation and the natural gas pipeline transportation subsectors added to relative performance.[10]

[10]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian Midstream Energy Select Index.

8

 FUND RESULTS

Q	What individual holdings detracted from the Fund’s relative performance during the Reporting Period?

A	Compared to the AMEI Index, the Fund was hampered by its exposures in Equitrans Midstream Corporation, Antero Midstream Corporation and Enterprise Products Partners L.P. during the Reporting Period.

The Fund’s top detractor was Equitrans Midstream Corporation (ETRN), a premier North American midstream services company and one of the largest natural gas gatherers in the U.S. ETRN’s share price fell in October 2023 after the company announced “unforeseen factors” had led to delays in the completion of its Mountain Valley Pipeline. In addition, the company revised higher the estimated total cost of the project, from $6.6 billion to $7.2 billion. At the end of the Reporting Period, we remained positive on ETRN based on the company’s fundamentals.

The Fund was hurt by its underweight versus the AMEI Index in Antero Midstream Corporation (AM), a leading Appalachian natural gas gathering company. The stock posted gains on rising free cash flow expectations driven by earnings before interest, taxes, depreciation and amortization, as well as anticipated lower capital expenditures going forward. At the end of the Reporting Period, the Fund remained underweight AM as we did not believe its valuation reflected the company’s single basin and counterparty risks.

Enterprise Products Partners L.P. (EPD), one of the largest U.S. midstream companies operating in more than 10 key resource basins, has a longstanding track record of financial conservatism and what we consider a best-in-class balance sheet. During the Reporting Period, EPD was pressured by the challenging macro environment as well as by investor uncertainty and lower expectations for a recovery in demand for natural gas liquids and petrochemicals amid strong production, better than expected weather and higher levels of storage. At the end of the Reporting Period, EPD remained a core allocation in the Fund because of its size, product/ geographic diversification and conservative financial policies.

Q	What individual holdings added to the Fund’s relative performance during the Reporting Period?

A

During the Reporting Period, the Fund’s underweight position versus the AMEI Index in Tellurian Inc., its overweight position in Enbridge Inc. and its underweight position in TC Energy Corporation contributed positively to relative performance.

Tellurian Inc. (TELL) is a developer of a liquified natural gas (“LNG”) platform with an integrated business model that allows it to capture the spread between U.S and international prices. The Fund’s underweight position versus the AMEI Index added to its performance during the Reporting Period, as TELL failed to develop a key project in a timely manner and its finances became strained. TELL’s management team also withdrew a massive financing attempt that would have set the company back decades in what it called an “uncertain” high yield corporate bond market. Although these management decisions were positive in financial terms, the stock plummeted on investor concerns over whether the firm could fund its $12.8 billion Driftwood LNG export terminal project, which was already a gamble for TELL and without it, the company would lose a sizeable amount of cash each year.

Enbridge Inc. (ENB) is an operator of crude oil and liquids pipelines. ENB reported strong earnings and announced it would acquire Spectra Energy in an all-stock deal worth $28 billion. The transaction was well received by the markets, driving strong performance for both companies toward the end of the Reporting Period. We were constructive on the combined entity at the end of the Reporting Period because of its complementary and diversified asset base as well as what we saw as the strength of its balance sheet.

TC Energy Corporation (TRP) is a major North American energy company with extensive natural gas and liquids pipelines. TRP is one of the largest publicly traded North American energy infrastructure companies by enterprise value. In July 2023, the company announced a major asset sale and a plan to spin off its liquid pipelines businesses. The market viewed these announcements negatively due to the lower than consensus expected price of the asset sale and because the strategic vision of the spin-off was unclear. During August, TRP regained some of the ground it had lost amid strengthening in commodity prices.

Q	Were there any notable purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position on the initial public offering (“IPO”) of Kodiak Gas Services, Inc. The company provides contract natural gas compression to customers in numerous basins but with the majority of its operations in the Permian Basin. We believed the IPO offered an attractive entry point into what we see as a high growth business at a compelling valuation.

In addition, we established a Fund position in ConocoPhillips, an independent exploration and production

9

FUND RESULTS

company, seeking to take advantage of an attractive entry point for the stock and based on the company’s fundamentals.

Among key sales during the Reporting Period was the Fund’s position in Crestwood Equity Partners LP, a publicly traded MLP that owns and operates vital midstream infrastructure assets. We believed the stock’s valuation had become unattractive.

We also eliminated the Fund’s position in Magellan Midstream Partners, L.P., an energy pipeline operator based in Tulsa, Oklahoma that primarily transports, stores and distributes refined petroleum products and crude oil. The company was acquired by ONEOK, Inc. in September 2023.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective January 11, 2023, Ganesh V. Jois no longer served as a portfolio manager for the Fund. As of the same date, Christopher A. Schiesser began serving as a portfolio manager for the Fund, joining Kyri Loupis and Matthew Cooper. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensure continuity in the Fund.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we had a positive outlook for commodity prices and oil-related securities. We expected crude oil prices to trade in the $80 to $100 per barrel range during the next several quarters, creating a strong operating environment for energy-focused businesses. Additionally, we saw energy policy shifting as the global economy looked to address growing global energy needs, with energy security becoming a priority for many developed nations in the wake of Russia’s invasion of Ukraine. In our view, North America was rather uniquely positioned as a potential key source of safe, reliable and affordable energy for decades to come. Looking at LNG specifically, the U.S. has spent billions of dollars on LNG infrastructure during the last five years or so to supply the world with essential LNG under long-term contracts. Since 2017, the U.S. has grown natural gas production by about 50% and LNG exports by more than

900%, making it the largest global LNG exporter, with industry expectations for U.S. LNG exports to triple by 2032 relative to 2021 levels.[11]

Regarding midstream energy companies, we believed at the end of the Reporting Period that their fundamentals were some of the most attractive on record, with midstream cash flow inflecting higher alongside strong oil and natural gas prices and management teams demonstrating capital and cost discipline. The midstream sector was generating significant amounts of free cash flow at the end of the Reporting Period, which, in our opinion, not only adequately supported then-current distributions and dividends but also left plenty of excess cash to further reduce debt if needed, buy back stock and/or grow distributions and dividends. Overall, we believed the midstream energy sector presented a compelling investment opportunity amid a strong commodity price backdrop, healthy fundamentals and inexpensive valuations. Additionally, the sector was well positioned, in our view, to benefit from the growing need for North American energy.

In managing the Fund, we intend to remain focused on high quality companies with strong dividend/distribution coverage, cash flow growth potential and what we see as a robust outlook for free cash flow generation and healthy balance sheets. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

[11]	Bloomberg and Energy Information Agency.

10

FUND BASICS

Energy Infrastructure Fund

as of November 30, 2023

TOP TEN HOLDINGS AS OF 11/30/23‡

Holding	% of Net Assets	Line of Business

Cheniere Energy, Inc.	8.8%	Other | Liquefaction

Targa Resources Corp.	8.2	Gathering + Processing

Plains GP Holdings LP	6.6	Pipeline Transportation | Petroleum

Enbridge, Inc.	6.5	Pipeline Transportation | Petroleum

Energy Transfer LP	6.3	Pipeline Transportation | Natural Gas

ONEOK, Inc.	5.9	Gathering + Processing

Enterprise Products Partners LP	5.7	Pipeline Transportation | Natural Gas

Williams Cos., Inc.	4.8	Gathering + Processing

DT Midstream, Inc.	4.8	Pipeline Transportation | Natural Gas

MPLX LP	4.7	Gathering + Processing

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS*

*

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Performance Summary

November 30, 2023

The following graph shows the value, as of November 30, 2023, of a $10,000 investment made on September 29, 2017 (commencement of operations) in R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Energy Infrastructure Fund’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from September 29, 2017 through November 30, 2023.

Average Annual Total Return through November 30, 2023*	One Year	Five Years	Since Inception

Class A (Commenced September 29, 2017)
Excluding sales charges	8.63%	10.69%	7.83%
Including sales charges	2.68%	9.44%	6.85%

Class C (Commenced September 29, 2017)
Excluding contingent deferred sales charges	7.85%	9.86%	7.05%
Including contingent deferred sales charges	6.79%	9.86%	7.05%

Institutional (Commenced September 29, 2017)	9.07%	11.11%	8.25%

Investor (Commenced September 29, 2017)	8.96%	10.98%	8.12%

Class R6 (Commenced September 29, 2017)	9.08%	11.10%	8.24%

Class R (Commenced September 29, 2017)	8.39%	10.43%	7.58%

Class P (Commenced April 14, 2018)	9.09%	11.12%	9.90%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

12

FUND BASICS

Index Definitions

The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMEI) and on a total-return basis (AMEIX). It is not possible to invest directly in an index.

The Clean Energy Income Composite Index is comprised of the Eagle North American Renewables Infrastructure Index (50%), Indxx Yieldco and Renewable Energy Income Index (35%), and Eagle Global Renewables Infrastructure Index (15%). It is not possible to invest directly in an unmanaged index.

The Indxx Yieldco and Renewable Energy Income Index is designed to track the performance of income-paying renewable energy companies (RECs) and companies categorized as YieldCos listed in Developed and Emerging Markets. The Eagle Global Renewables Infrastructure Index provides a benchmark that is designed to track the performance of renewables infrastructure or renewables-related infrastructure assets, primarily wind, solar, hydro, biomass, and electric transmission lines. Constituents are companies whose stocks trade globally in OECD countries.

The Eagle North American Renewables Infrastructure Index provides a benchmark that is designed to track the performance of renewables infrastructure or renewables related infrastructure assets, primarily wind, solar, hydro, biomass, and electric transmission lines. Constituents are companies whose stocks trade in either the USA and Canada, though assets owned by these companies can have a global reach. The index is a capped, float-adjusted, capitalization-weighted index developed by Eagle Global Advisors, and disseminated real-time on a price-return basis (RENEWNA) and on a total-return basis (RENEWNAT).

MSCI All Country World Index Investable Market Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets.

13

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Schedule of Investments November 30, 2023

Shares	Description	Value

Common Stocks† – 98.8%

Bioenergy* – 2.6%
35,797	Darling Ingredients, Inc.	$1,570,414
38,342	Green Plains, Inc.	953,949

		2,524,363

Clean power – 91.4%
302,943	AES Corp.	5,213,649
114,271	Atlantica Sustainable Infrastructure PLC	2,173,434
23,480	Avangrid, Inc.	724,828
149,091	Boralex, Inc. Class A	3,387,358
30,122	Brookfield Renewable Corp. Class A	799,438
221,305	Brookfield Renewable Partners LP Class A	5,471,670
137,662	Clearway Energy, Inc. Class A	3,258,460
25,209	CMS Energy Corp.	1,430,863
28,951	Dominion Energy, Inc.	1,312,638
290,153	Drax Group PLC	1,600,014
77,038	Edison International	5,160,776
554,892	EDP - Energias de Portugal SA	2,653,787
55,580	EDP Renovaveis SA	1,015,125
294,716	Enel SpA	2,082,711
84,464	Engie SA	1,465,713
16,794	Eversource Energy	997,732
44,744	Exelon Corp.	1,723,091
187,892	Hydro One Ltd.(a)	5,222,953
245,932	Iberdrola SA	3,039,472
13,544	IDACORP, Inc.	1,306,996
297,179	Innergex Renewable Energy, Inc.	2,104,639
59,304	National Grid PLC	769,129
68,946	NextEra Energy Partners LP	1,622,989
113,952	NextEra Energy, Inc.	6,667,332
360,255	Northland Power, Inc.	5,856,683
38,356	Ormat Technologies, Inc.	2,582,126
53,492	Orsted AS(a)	2,518,819
23,134	PNM Resources, Inc.	961,680
37,688	Portland General Electric Co.	1,547,469
89,354	RWE AG	3,830,088
42,774	Solaria Energia y Medio Ambiente SA*	801,680
147,804	SSE PLC	3,424,685
112,833	Sunnova Energy International, Inc.*(b)	1,308,863
280,834	TransAlta Corp.	2,284,835
21,340	Verbund AG	2,032,887
19,136	Xcel Energy, Inc.	1,164,234

		89,518,846

Other – 0.6%
75,815	Centrais Eletricas Brasileiras SA	627,748

Solar Tech – 3.5%
4,197	Enphase Energy, Inc.*	423,981
85,921	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,080,147
34,349	Shoals Technologies Group, Inc. Class A*	475,734

Shares	Description	Value

Common Stocks† – (continued)

Solar Tech – (continued)
31,351	Sunrun, Inc.*	$404,428

		3,384,290

Wind Tech* – 0.7%
23,814	Vestas Wind Systems AS	658,472

TOTAL COMMON STOCKS (Cost $113,979,950)		$96,713,719

Shares	Description	Value

Exchange Traded Funds – 1.1%
47,416	KraneShares MSCI China Clean Technology Index ETF	$1,072,550
(Cost $ 1,418,407)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE – 99.9% (Cost $ 115,398,357)		$97,786,269

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
44,400	5.260%	$44,400
(Cost $ 44,400)

TOTAL INVESTMENTS – 99.9% (Cost $ 115,442,757)		$97,830,669

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		109,222

NET ASSETS – 100.0%		$97,939,891

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

†	Sector and subsector categorizations are determined by GSAM and may differ from sector categorizations used by the RENEWNA Index.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated fund.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

Investment Abbreviations:
ETF	—Exchange Traded Fund
LP	—Limited Partnership
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Schedule of Investments November 30, 2023

Shares	Description	Value

Common Stocks† – 96.6%

Gathering + Processing – 33.3%
462,628	Antero Midstream Corp.	$6,162,205
638,428	EnLink Midstream LLC*	8,727,311
198,712	Hess Midstream LP Class A	6,466,088
50,740	Kinetik Holdings, Inc. Class A	1,844,906
451,464	MPLX LP	16,460,377
298,685	ONEOK, Inc.	20,564,462
316,956	Targa Resources Corp.	28,668,670
368,764	Western Midstream Partners LP	10,996,543
454,606	Williams Cos., Inc.	16,724,955

		116,615,517

Marketing | Wholesale – 1.8%
307,233	Gibson Energy, Inc.	4,636,967
31,811	Sunoco LP	1,738,789

		6,375,756

Other | Liquefaction – 10.1%
89,481	Atlas Energy Solutions, Inc.	1,526,546
167,924	Cheniere Energy, Inc.	30,587,357
141,504	Kodiak Gas Services, Inc.	2,494,715
64,097	NextDecade Corp.*	319,844
60,309	Tidewater Renewables Ltd.*	327,112

		35,255,574

Pipeline Transportation | Natural Gas – 32.1%
290,992	DT Midstream, Inc.	16,670,932
1,579,380	Energy Transfer LP	21,937,588
739,592	Enterprise Products Partners LP	19,806,274
1,737,282	Equitrans Midstream Corp.	16,295,705
534,587	Keyera Corp.	13,461,688
514,692	Kinder Morgan, Inc.	9,043,139
399,431	TC Energy Corp.	14,979,950

		112,195,276

Pipeline Transportation | Petroleum – 17.9%
649,973	Enbridge, Inc.	22,694,809
97,547	NuStar Energy LP	1,857,295
452,462	Pembina Pipeline Corp.	15,134,861
1,419,145	Plains GP Holdings LP Class A*	22,933,383

		62,620,348

Production + Mining | Hydrocarbon – 1.4%
22,125	ConocoPhillips	2,556,986
98,899	Marathon Oil Corp.	2,515,002

		5,071,988

TOTAL COMMON STOCKS (Cost $160,847,332)		$338,134,459

Shares	Description	Value

Exchange Traded Funds – 1.5%

83,375	Utilities Select Sector SPDR Fund	$5,232,615
(Cost $5,134,109)

Shares	Dividend Rate	Value

Investment Companies – 2.0%

ClearBridge Energy Midstream Opportunity Fund, Inc.
53,160	0.650%	$1,834,020

ClearBridge MLP & Midstream Fund, Inc.
48,190	0.770	1,847,605

ClearBridge MLP & Midstream Total Return Fund, Inc.
53,852	0.700	1,850,893

First Trust Energy Income & Growth Fund
36,022	0.300	530,604

First Trust Energy Infrastructure Fund
5,422	0.100	89,300

First Trust MLP & Energy Income Fund
72,892	0.050	642,179

First Trust New Opportunities MLP & Energy Fund
24,401	0.038	171,173

TOTAL INVESTMENT COMPANIES (Cost $6,470,944)		$6,965,774

TOTAL INVESTMENTS – 100.1% (Cost $172,452,385)		$350,332,848

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(426,349)

NET ASSETS – 100.0%		$349,906,499

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

†	Sector and subsector categorizations are determined by GSAM and may differ from sector categorizations used by the AMEI Index.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

ADDITIONAL INVESTMENT INFORMATION

Investment Abbreviations:
GP	—General Partnership
LLC	—Limited Liability Company
LP	—Limited Partnership
MLP	—Master Limited Partnership
SPDR	—Standard and Poor’s Depository Receipt

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ENERGY FUNDS

Statements of Assets and Liabilities November 30, 2023

	Clean Energy Income Fund	Energy Infrastructure Fund

Assets:

Investments in unaffiliated issuers, at value (cost $115,398,357 and $172,452,385, respectively)(a)	$ 97,786,269	$350,332,848
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	44,400	—
Foreign currencies, at value (cost $1,491,092 and $0, respectively)	1,489,264	—
Receivables:
Investments sold	3,989,231	1,477,804
Fund shares sold	619,627	297,879
Dividends	600,235	401,322
Foreign tax reclaims	300,199	—
Reimbursement from investment adviser	25,493	14,975
Securities lending income	139	—
Other assets	48,271	64,587

Total assets	104,903,128	352,589,415

Liabilities:

Due to custodian (overdraft)	1,564,576	1,382,005
Payables:
Fund shares redeemed	4,613,738	529,243
Investments purchased	476,442	262,778
Management fees	71,669	292,430
Payable upon return of securities loaned	44,400	—
Distribution and Service fees and Transfer Agency fees	4,175	10,059
Accrued expenses	188,237	206,401

Total liabilities	6,963,237	2,682,916

Net Assets:

Paid-in capital	211,829,050	183,437,595
Total distributable earnings (loss)	(113,889,159)	166,468,904

NET ASSETS	$ 97,939,891	$349,906,499
Net Assets:
Class A	$ 2,909,098	$ 2,441,854
Class C	360,151	520,226
Institutional	5,605,967	4,310,763
Investor	2,285,741	83,653
Class R6	83,344	32,955,662
Class R	—	125,500
Class P	86,695,590	309,468,841
Total Net Assets	$ 97,939,891	$349,906,499
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	323,818	207,788
Class C	40,252	44,137
Institutional	623,291	364,922
Investor	254,361	7,086
Class R6	9,268	2,795,210
Class R	—	10,642
Class P	9,645,801	26,234,933
Net asset value, offering and redemption price per share:(b)
Class A	$ 8.98	$ 11.75
Class C	8.95	11.79
Institutional	8.99	11.81
Investor	8.99	11.81
Class R6	8.99	11.79
Class R	—	11.79
Class P	8.99	11.80

(a)	Includes loaned securities having a market value of $43,438 and $0, respectively.
(b)

Maximum public offering price per share for Class A Shares of the Clean Energy Income and Energy Infrastructure Funds is $9.50 and $12.44, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY FUNDS

Statements of Operations For the Fiscal Year Ended November 30, 2023

	Clean Energy Income Fund	Energy Infrastructure Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $493,646 and $705,953, respectively)	$6,126,043	$10,574,380

Securities lending income, net of rebates received or paid to borrowers	31,647	—

Dividends — affiliated issuers	11,474	30,173

Interest	3,217	426

Total investment income	6,172,381	10,604,979

Expenses:

Management fees	1,844,967	3,700,392

Professional fees	137,039	140,806

Registration fees	100,728	103,080

Transfer Agency fees(a),(b)	80,501	115,138

Custody, accounting and administrative services	79,198	104,964

Printing and mailing costs	47,522	43,405

Trustee fees	22,262	22,461

Distribution and Service (12b-1) fees(a),(b)	13,651	10,256

Shareholder meeting expense	2,387	1,376

Service fees — Class C	1,342	1,240

Other	16,711	22,760

Total expenses	2,346,308	4,265,878

Less — expense reductions	(279,416)	(201,678)

Net expenses	2,066,892	4,064,200

NET INVESTMENT INCOME	4,105,489	6,540,779

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(72,163,307)	30,599,816

Foreign currency transactions	(52,279)	(20,989)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	3,100,812	(6,513,914)

Foreign currency translation	(1,910)	8,947

Net realized and unrealized gain (loss)	(69,116,684)	24,073,860

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM

OPERATIONS	$(65,011,195)	$30,614,639

(a)	At the close of business on July 14, 2023, Class R Shares of the Clean Energy Income Fund were liquidated.
(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Clean Energy Income Fund	$9,431	$4,025	$195	$5,901	$839	$3,072	$6,241	$30	$62	$64,356
Energy Infrastructure Fund	6,059	3,721	476	3,777	773	956	117	23,254	147	86,114

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ENERGY FUNDS

Statements of Changes in Net Assets

	Clean Energy Income Fund		Energy Infrastructure Fund
	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

From operations:

Net investment income	$4,105,489	$3,886,881	$6,540,779	$3,929,260

Net realized gain (loss)	(72,215,586)	(23,414,982)	30,578,827	18,871,720

Net change in unrealized gain (loss)	3,098,902	(4,777,464)	(6,504,967)	73,764,083

Net increase (decrease) in net assets resulting from operations	(65,011,195)	(24,305,565)	30,614,639	96,565,063

Distributions to shareholders:

From distributable earnings:

Class A Shares	(73,993)	(265,509)	(148,572)	(83,140)

Class C Shares	(7,278)	(24,851)	(29,809)	(33,014)

Institutional Shares	(172,354)	(447,604)	(136,784)	(91,476)

Investor Shares	(65,582)	(325,030)	(5,149)	(4,813)

Class R6 Shares	(2,257)	(3,830)	(4,700,848)	(7,339,101)

Class R Shares(a)	(538)	(3,822)	(6,177)	(4,410)

Class P Shares	(3,904,201)	(20,992,920)	(19,874,354)	(19,117,834)

Return of capital:

Class A Shares	(22,637)	(48,100)	—	—

Class C Shares	(2,226)	(3,680)	—	—

Institutional Shares	(52,728)	(104,732)	—	—

Investor Shares	(20,064)	(114,953)	—	—

Class R6 Shares	(691)	(1,088)	—	—

Class R Shares	(165)	(579)	—	—

Class P Shares	(1,194,403)	(4,274,183)	—	—

Total distributions to shareholders	(5,519,117)	(26,610,881)	(24,901,693)	(26,673,788)

From share transactions:

Proceeds from sales of shares	32,048,983	114,723,080	36,620,283	98,026,493

Reinvestment of distributions	5,502,858	26,597,645	24,819,834	26,571,342

Cost of shares redeemed	(185,738,423)	(215,247,634)	(105,417,798)	(103,920,897)

Net increase (decrease) in net assets resulting from share transactions	(148,186,582)	(73,926,909)	(43,977,681)	20,676,938

TOTAL INCREASE (DECREASE)	(218,716,894)	(124,843,355)	(38,264,735)	90,568,213

Net assets:

Beginning of year	316,656,785	441,500,140	388,171,234	297,603,021

End of year	$97,939,891	$316,656,785	$349,906,499	$388,171,234

(a)	At the close of business on July 14, 2023, Class R Shares of the Clean Energy Income Fund were liquidated.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Class A Shares

	Year Ended November 30,			Period Ended

	2023	2022	2021	November 30, 2020(a)

Per Share Data

Net asset value, beginning of period	$12.19	$13.93	$13.60	$10.00

Net investment income(b)	0.16	0.09	0.06	0.08

Net realized and unrealized gain (loss)	(3.08)	(0.97)	0.48	3.55

Total from investment operations	(2.92)	(0.88)	0.54	3.63

Distributions to shareholders from net investment income	(0.22)	(0.05)	(0.16)	(0.03)

Distributions to shareholders from net realized gains	—	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.07)	(0.13)	—	—

Total distributions	(0.29)	(0.86)	(0.21)	(0.03)

Net asset value, end of period	$8.98	$12.19	$13.93	$13.60

Total return(c)	(24.05)%	(6.52)%	4.01%	36.27%

Net assets, end of period (in 000s)	$2,909	$4,621	$5,194	$1,882

Ratio of net expenses to average net assets	1.26%	1.26%	1.26%	1.27	%(d)

Ratio of total expenses to average net assets	1.39%	1.35%	1.39%	2.42	%(d)

Ratio of net investment income to average net assets	1.47%	0.76%	0.42%	1.54	%(d)

Portfolio turnover rate(e)	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Class C Shares

	Year Ended November 30,			Period Ended

	2023	2022	2021	November 30, 2020(a)

Per Share Data

Net asset value, beginning of period	$12.13	$13.87	$13.58	$10.00

Net investment income (loss)(b)	0.08	0.01	(0.05)	0.03

Net realized and unrealized gain (loss)	(3.06)	(0.97)	0.49	3.55

Total from investment operations	(2.98)	(0.96)	0.44	3.58

Distributions to shareholders from net investment income	(0.15)	(0.03)	(0.10)	—

Distributions to shareholders from net realized gains	—	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.05)	(0.07)	—	—

Total distributions	(0.20)	(0.78)	(0.15)	—

Net asset value, end of period	$8.95	$12.13	$13.87	$13.58

Total return(c)	(24.66)%	(7.16)%	3.22%	35.80%

Net assets, end of period (in 000s)	$360	$616	$481	$83

Ratio of net expenses to average net assets	2.01%	2.01%	2.01%	2.02	%(d)

Ratio of total expenses to average net assets	2.14%	2.10%	2.14%	4.85	%(d)

Ratio of net investment income (loss) to average net assets	0.72%	0.05%	(0.39)%	0.51	%(d)

Portfolio turnover rate(e)	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Institutional Shares

	Year Ended November 30,			Period Ended

	2023	2022	2021	November 30, 2020(a)

Per Share Data

Net asset value, beginning of period	$12.21	$13.95	$13.61	$10.00

Net investment income(b)	0.20	0.14	0.11	0.08

Net realized and unrealized gain (loss)	(3.09)	(0.98)	0.49	3.56

Total from investment operations	(2.89)	(0.84)	0.60	3.64

Distributions to shareholders from net investment income	(0.25)	(0.06)	(0.21)	(0.03)

Distributions to shareholders from net realized gains	—	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.08)	(0.16)	—	—

Total distributions	(0.33)	(0.90)	(0.26)	(0.03)

Net asset value, end of period	$8.99	$12.21	$13.95	$13.61

Total return(c)	(23.79)%	(6.14)%	4.45%	36.40%

Net assets, end of period (in 000s)	$5,606	$7,667	$8,538	$7,070

Ratio of net expenses to average net assets	0.90%	0.89%	0.89%	0.89	%(d)

Ratio of total expenses to average net assets	1.02%	0.98%	1.03%	3.62	%(d)

Ratio of net investment income to average net assets	1.87%	1.12%	0.76%	1.52	%(d)

Portfolio turnover rate(e)	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Investor Shares

	Year Ended November 30,			Period Ended

	2023	2022	2021	November 30, 2020(a)

Per Share Data

Net asset value, beginning of period	$12.19	$13.93	$13.61	$10.00

Net investment income(b)	0.17	0.13	0.07	0.07

Net realized and unrealized gain (loss)	(3.06)	(0.98)	0.51	3.56

Total from investment operations	(2.89)	(0.85)	0.58	3.63

Distributions to shareholders from net investment income	(0.24)	(0.05)	(0.21)	(0.02)

Distributions to shareholders from net realized gains	—	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.07)	(0.16)	—	—

Total distributions	(0.31)	(0.89)	(0.26)	(0.02)

Net asset value, end of period	$8.99	$12.19	$13.93	$13.61

Total return(c)	(23.88)%	(6.25)%	4.27%	36.33%

Net assets, end of period (in 000s)	$2,286	$10,087	$5,653	$68

Ratio of net expenses to average net assets	1.01%	1.01%	1.01%	1.02	%(d)

Ratio of total expenses to average net assets	1.14%	1.10%	1.14%	3.86	%(d)

Ratio of net investment income to average net assets	1.54%	1.04%	0.53%	1.39	%(d)

Portfolio turnover rate(e)	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Class R6 Shares

	Year Ended November 30,			Period Ended

	2023	2022	2021	November 30, 2020(a)

Per Share Data

Net asset value, beginning of period	$12.21	$13.95	$13.61	$10.00

Net investment income(b)	0.20	0.15	0.11	0.08

Net realized and unrealized gain (loss)	(3.09)	(0.99)	0.49	3.56

Total from investment operations	(2.89)	(0.84)	0.60	3.64

Distributions to shareholders from net investment income	(0.25)	(0.06)	(0.21)	(0.03)

Distributions to shareholders from net realized gains	—	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.08)	(0.16)	—	—

Total distributions	(0.33)	(0.90)	(0.26)	(0.03)

Net asset value, end of period	$8.99	$12.21	$13.95	$13.61

Total return(c)	(23.86)%	(6.13)%	4.46%	36.40%

Net assets, end of period (in 000s)	$83	$99	$71	$68

Ratio of net expenses to average net assets	0.88%	0.89%	0.88%	0.88	%(d)

Ratio of total expenses to average net assets	1.01%	0.97%	1.02%	3.72	%(d)

Ratio of net investment income to average net assets	1.86%	1.20%	0.75%	1.53	%(d)

Portfolio turnover rate(e)	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS CLEAN ENERGY INCOME FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Clean Energy Income Fund

	Class P Shares

	Year Ended November 30,			Period Ended

	2023	2022	2021	November 30, 2020(a)

Per Share Data

Net asset value, beginning of period	$12.20	$13.94	$13.61	$10.00

Net investment income(b)	0.20	0.14	0.11	0.08

Net realized and unrealized gain (loss)	(3.08)	(0.98)	0.48	3.56

Total from investment operations	(2.88)	(0.84)	0.59	3.64

Distributions to shareholders from net investment income	(0.25)	(0.06)	(0.21)	(0.03)

Distributions to shareholders from net realized gains	—	(0.68)	(0.05)	—

Distributions to shareholders from return of capital	(0.08)	(0.16)	—	—

Total distributions	(0.33)	(0.90)	(0.26)	(0.03)

Net asset value, end of period	$8.99	$12.20	$13.94	$13.61

Total return(c)	(23.81)%	(6.14)%	4.39%	36.41%

Net assets, end of period (in 000s)	$86,696	$293,501	$421,488	$115,158

Ratio of net expenses to average net assets	0.88%	0.88%	0.88%	0.88	%(d)

Ratio of total expenses to average net assets	1.01%	0.97%	1.01%	1.85	%(d)

Ratio of net investment income to average net assets	1.79%	1.11%	0.78%	1.41	%(d)

Portfolio turnover rate(e)	40%	44%	75%	10%

(a)	Commenced operations on June 26, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Class A Shares

	Year Ended November 30,

	2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of year	$11.56	$9.56	$7.18	$8.64		$9.26

Net investment income(a)	0.15	0.07	0.06	0.03		0.12

Net realized and unrealized gain (loss)	0.77	2.70	2.71	(1.16	)(b)	(0.36	)(b)

Total from investment operations	0.92	2.77	2.77	(1.13)		(0.24)

Distributions to shareholders from net investment income	(0.43)	(0.37)	(0.39)	(0.05)		(0.23)

Distributions to shareholders from net realized gains	(0.30)	(0.40)	—	(0.05)		—

Distributions to shareholders from return of capital	—	—	—	(0.23)		(0.15)

Total distributions	(0.73)	(0.77)	(0.39)	(0.33)		(0.38)

Net asset value, end of year	$11.75	$11.56	$9.56	$7.18		$8.64

Total return(c)	8.63%	30.74%	38.55%	(13.05)%		(2.82)%

Net assets, end of year (in 000s)	$2,442	$2,296	$617	$68		$55

Ratio of net expenses to average net assets	1.47%	1.47%	1.47%	1.48%		1.50%

Ratio of total expenses to average net assets	1.52%	1.54%	1.53%	1.73%		2.47%

Ratio of net investment income to average net assets	1.40%	0.67%	0.68%	0.35%		1.24%

Portfolio turnover rate(d)	41%	56%	58%	121%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio. (c) Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Class C Shares

	Year Ended November 30,

	2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of year	$11.60	$9.58	$7.20	$8.64		$9.26

Net investment income (loss)(a)	0.07	(0.01)	0.01	(0.02)		0.08

Net realized and unrealized gain (loss)	0.77	2.71	2.69	(1.16	)(b)	(0.39	)(b)

Total from investment operations	0.84	2.70	2.70	(1.18)		(0.31)

Distributions to shareholders from net investment income	(0.35)	(0.28)	(0.32)	(0.02)		(0.19)

Distributions to shareholders from net realized gains	(0.30)	(0.40)	—	(0.05)		—

Distributions to shareholders from return of capital	—	—	—	(0.19)		(0.12)

Total distributions	(0.65)	(0.68)	(0.32)	(0.26)		(0.31)

Net asset value, end of year	$11.79	$11.60	$9.58	$7.20		$8.64

Total return(c)	7.85%	29.76%	37.44%	(13.60)%		(3.63)%

Net assets, end of year (in 000s)	$520	$556	$448	$135		$154

Ratio of net expenses to average net assets	2.22%	2.22%	2.22%	2.23%		2.25%

Ratio of total expenses to average net assets	2.27%	2.29%	2.28%	2.48%		3.17%

Ratio of net investment income (loss) to average net assets	0.64%	(0.12)%	0.16%	(0.34)%		0.89%

Portfolio turnover rate(d)	41%	56%	58%	121%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Institutional Shares

	Year Ended November 30,

	2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of year	$11.62	$9.59	$7.19	$8.65		$9.26

Net investment income(a)	0.21	0.11	0.10	0.05		0.15

Net realized and unrealized gain (loss)	0.75	2.72	2.70	(1.16	)(b)	(0.35	)(b)

Total from investment operations	0.96	2.83	2.80	(1.11)		(0.20)

Distributions to shareholders from net investment income	(0.47)	(0.40)	(0.40)	(0.05)		(0.25)

Distributions to shareholders from net realized gains	(0.30)	(0.40)	—	(0.05)		—

Distributions to shareholders from return of capital	—	—	—	(0.25)		(0.16)

Total distributions	(0.77)	(0.80)	(0.40)	(0.35)		(0.41)

Net asset value, end of year	$11.81	$11.62	$9.59	$7.19		$8.65

Total return(c)	9.07%	31.17%	39.03%	(12.74)%		(2.36)%

Net assets, end of year (in 000s)	$4,311	$1,240	$1,323	$2,415		$2,606

Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%		1.11%

Ratio of total expenses to average net assets	1.15%	1.17%	1.18%	1.35%		2.09%

Ratio of net investment income to average net assets	1.87%	1.04%	1.13%	0.74%		1.62%

Portfolio turnover rate(d)	41%	56%	58%	121%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Investor Shares

	Year Ended November 30,

	2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of year	$11.61	$9.59	$7.19	$8.65		$9.26

Net investment income(a)	0.18	0.10	0.09	0.04		0.14

Net realized and unrealized gain (loss)	0.78	2.71	2.71	(1.16	)(b)	(0.35	)(b)

Total from investment operations	0.96	2.81	2.80	(1.12)		(0.21)

Distributions to shareholders from net investment income	(0.46)	(0.39)	(0.40)	(0.05)		(0.24)

Distributions to shareholders from net realized gains	(0.30)	(0.40)	—	(0.05)		—

Distributions to shareholders from return of capital	—	—	—	(0.24)		(0.16)

Total distributions	(0.76)	(0.79)	(0.40)	(0.34)		(0.40)

Net asset value, end of year	$11.81	$11.61	$9.59	$7.19		$8.65

Total return(c)	8.96%	31.02%	38.90%	(12.86)%		(2.50)%

Net assets, end of year (in 000s)	$84	$77	$57	$41		$47

Ratio of net expenses to average net assets	1.22%	1.23%	1.22%	1.23%		1.25%

Ratio of total expenses to average net assets	1.27%	1.29%	1.29%	1.49%		2.23%

Ratio of net investment income to average net assets	1.65%	0.91%	0.96%	0.61%		1.49%

Portfolio turnover rate(d)	41%	56%	58%	121%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Class R6 Shares

	Year Ended November 30,

	2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of year	$11.59	$9.58	$7.18	$8.65		$9.26

Net investment income(a)	0.19	0.11	0.10	0.06		0.16

Net realized and unrealized gain (loss)	0.78	2.70	2.71	(1.18	)(b)	(0.36	)(b)

Total from investment operations	0.97	2.81	2.81	(1.12)		(0.20)

Distributions to shareholders from net investment income	(0.47)	(0.40)	(0.41)	(0.05)		(0.25)

Distributions to shareholders from net realized gains	(0.30)	(0.40)	—	(0.05)		—

Distributions to shareholders from return of capital	—	—	—	(0.25)		(0.16)

Total distributions	(0.77)	(0.80)	(0.41)	(0.35)		(0.41)

Net asset value, end of year	$11.79	$11.59	$9.58	$7.18		$8.65

Total return(c)	9.08%	31.11%	39.13%	(12.83)%		(2.35)%

Net assets, end of year (in 000s)	$32,956	$86,997	$81,455	$78,375		$47

Ratio of net expenses to average net assets	1.09%	1.09%	1.09%	1.09%		1.10%

Ratio of total expenses to average net assets	1.15%	1.15%	1.17%	1.30%		2.08%

Ratio of net investment income to average net assets	1.76%	1.00%	1.10%	0.92%		1.64%

Portfolio turnover rate(d)	41%	56%	58%	121%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Class R Shares

	Year Ended November 30,

	2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of year	$11.62	$9.60	$7.19	$8.65		$9.26

Net investment income(a)	0.13	0.04	0.04	0.01		0.09

Net realized and unrealized gain (loss)	0.76	2.71	2.72	(1.17	)(b)	(0.35	)(b)

Total from investment operations	0.89	2.75	2.76	(1.16)		(0.26)

Distributions to shareholders from net investment income	(0.42)	(0.33)	(0.35)	(0.04)		(0.21)

Distributions to shareholders from net realized gains	(0.30)	(0.40)	—	(0.05)		—

Distributions to shareholders from return of capital	—	—	—	(0.21)		(0.14)

Total distributions	(0.72)	(0.73)	(0.35)	(0.30)		(0.35)

Net asset value, end of year	$11.79	$11.62	$9.60	$7.19		$8.65

Total return(c)	8.39%	30.37%	38.33%	(13.34)%		(2.98)%

Net assets, end of year (in 000s)	$126	$72	$56	$40		$49

Ratio of net expenses to average net assets	1.72%	1.72%	1.72%	1.73%		1.75%

Ratio of total expenses to average net assets	1.77%	1.79%	1.79%	1.99%		2.73%

Ratio of net investment income to average net assets	1.15%	0.40%	0.47%	0.10%		0.99%

Portfolio turnover rate(d)	41%	56%	58%	121%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENERGY INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Energy Infrastructure Fund

	Class P Shares

	Year Ended November 30,

	2023	2022	2021	2020		2019

Per Share Data

Net asset value, beginning of year	$11.60	$9.58	$7.18	$8.64		$9.26

Net investment income(a)	0.19	0.11	0.10	0.06		0.17

Net realized and unrealized gain (loss)	0.78	2.71	2.71	(1.17	)(b)	(0.38	)(b)

Total from investment operations	0.97	2.82	2.81	(1.11)		(0.21)

Distributions to shareholders from net investment income	(0.47)	(0.40)	(0.41)	(0.05)		(0.25)

Distributions to shareholders from net realized gains	(0.30)	(0.40)	—	(0.05)		—

Distributions to shareholders from return of capital	—	—	—	(0.25)		(0.16)

Total distributions	(0.77)	(0.80)	(0.41)	(0.35)		(0.41)

Net asset value, end of year	$11.80	$11.60	$9.58	$7.18		$8.64

Total return(c)	9.09%	31.22%	39.13%	(12.74)%		(2.46)%

Net assets, end of year (in 000s)	$309,469	$296,933	$213,647	$160,821		$64,970

Ratio of net expenses to average net assets	1.09%	1.09%	1.09%	1.09%		1.10%

Ratio of total expenses to average net assets	1.15%	1.16%	1.16%	1.33%		1.92%

Ratio of net investment income to average net assets	1.77%	1.04%	1.10%	0.84%		1.78%

Portfolio turnover rate(d)	41%	56%	58%	121%		59%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements November 30, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Clean Energy Income Fund	A, C, Institutional, Investor, R6 and P	Non-diversified

Energy Infrastructure Fund	A, C, Institutional, Investor, R6, R and P	Non-diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. At the close of business on July 14, 2023, Class R Shares of the Clean Energy Fund were liquidated.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

34

GOLDMAN SACHS ENERGY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Net investment income distributions, if any, are declared and paid at least semi-annually. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

Return of Capital Estimates — Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’

35

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued) November 30, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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GOLDMAN SACHS ENERGY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of November 30, 2023:

CLEAN ENERGY INCOME FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$3,773,448	$24,292,568	$—

North America	68,019,955	—	—

South America	627,748	—	—

Securities Lending Reinvestment Vehicle	44,400	—	—

Exchange Traded Funds	1,072,550	—	—

Total	$73,538,101	$24,292,568	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

ENERGY INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$338,134,459	$—	$—

Exchange Traded Funds	5,232,615	—	—

Investment Companies	6,965,774	—	—

Total	$350,332,848	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages each Fund, subject to the general supervision of the Trustees.

37

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued) November 30, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of each Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. For the fiscal year ended November 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Net Management Rate#

Clean Energy Income Fund	0.80%	0.72%	0.68%	0.67%	0.66%	0.80%

Energy Infrastructure Fund	1.00	0.90	0.86	0.84	0.82	1.00

#	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the fiscal year ended November 30, 2023, GSAM waived $431 and $1,022 of the Funds’ management fees for Clean Energy Income Fund and Energy Infrastructure Fund, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended November 30, 2023, Goldman Sachs retained $234 and $1,430 related to Clean Energy Income Class A Shares and Energy Infrastructure Class A Shares, respectively.

D. Service Plan — The Trust, on behalf of each Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

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GOLDMAN SACHS ENERGY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 3, 2023, the fees charged for such transfer agency services were accrued daily and paid monthly at annual rates of 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Clean Energy Income Fund and Energy Infrastructure Fund are 0.054% and 0.064%, respectively. These Other Expense limitations will remain in place through at least March 29, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended November 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Clean Energy Income Fund	$ 431	$59	$278,926	$279,416

Energy Infrastructure Fund	1,022	7	200,649	201,678

G. Line of Credit Facility — As of November 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended November 30, 2023, Goldman Sachs earned $0 and $34,835 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Clean Energy Income Fund and Energy Infrastructure Fund, respectively.

As of November 30, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Investor	Class R6	Class R

Clean Energy Income Fund	—%	61%	—%

Energy Infrastructure Fund	97	—	62

39

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued) November 30, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended November 30, 2023:

Fund	Underlying Fund	Beginning Value as of November 30, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of November 30, 2023	Shares as of November 30, 2023	Dividend Income

Clean Energy Income Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$12,218,008	$(12,218,008)	$—	—	$11,474

Energy Infrastructure Fund	Goldman Sachs Financial Square Government Fund — Institutional Shares	1,154,222	29,571,176	(30,725,398)	—	—	30,173

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended November 30, 2023, were as follows:

Fund	Purchases	Sales

Clean Energy Income Fund	$91,714,721	$241,691,775

Energy Infrastructure Fund	149,994,832	193,813,333

6. SECURITIES LENDING

The Clean Energy Income Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at its last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund invests the cash collateral received in connection with securities lending transactions in the Government Money Market Fund, an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate

40

GOLDMAN SACHS ENERGY FUNDS

6. SECURITIES LENDING (continued)

the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of November 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended November 30, 2023, are reported under Investment Income on the Statements of Operations. The following table provides information about the Fund’s investment in the Government Money Market Fund for the fiscal year ended November 30, 2023.

Fund	Beginning Value as of November 30, 2022	Purchases at cost	Proceeds from Sales	Ending Value as of November 30, 2023

Clean Energy Income Fund	$1,254,600	$60,145,329	$(61,355,529)	$44,400

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2023 was as follows:

	Clean Energy Income	Energy Infrastructure

Distributions paid from:

Ordinary income	$4,226,204	$14,815,640

Net long-term capital gains	—	10,086,053

Total taxable distributions	$4,226,204	$24,901,693

Tax return of capital	$1,292,913	$—

The tax character of distributions paid during the fiscal year ended November 30, 2022 was as follows:

	Clean Energy Income	Energy Infrastructure

Distributions paid from:

Ordinary income	$21,731,957	$15,866,957

Net long-term capital gains	331,609	10,806,831

Total taxable distributions	$22,063,566	$26,673,788

Tax return of capital	$4,547,315	$—

41

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued) November 30, 2023

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended November 30, 2023 was as follows:

	Clean Energy Income	Energy Infrastructure

Undistributed ordinary income — net	$—	$3,995,422

Undistributed long-term capital gains	—	17,530,422

Total Undistributed Earnings	$—	$21,525,844

Capital loss carryforwards:

Perpetual Short-Term	(12,320,173)	—

Perpetual Long-Term	(53,796,144)	—

Total capital loss carryforwards	(66,116,317)	—

Timing differences (Post October Loss Deferral/Late Year Ordinary Loss Deferral)	$(15,288,647)	$(876,477)

Unrealized gains (loss) — net	(32,484,195)	145,819,537

Total accumulated earnings (loss) net	$(113,889,159)	$166,468,904

As of November 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Clean Energy Income	Energy Infrastructure

Tax Cost	$130,307,344	$204,517,191

Gross unrealized gain	3,258,539	146,300,186

Gross unrealized loss	(35,742,734)	(480,649)

Net unrealized gain (loss)	$(32,484,195)	$145,819,537

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

The Clean Energy Income Fund and Energy Infrastructure Fund reclassed $85,163 and $235,028, respectively from paid-in capital to distributable earnings for the year ending November 30, 2023. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from prior year return of capital distributions and the differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Clean Energy Sector Risk — The Clean Energy Income Fund concentrates its investments in the clean energy group of industries, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that group of industries. Clean energy companies may be more volatile than companies operating in more established industries. Certain valuation methods used to value clean energy companies have not been in widespread use for a significant period of time and may further increase the volatility of certain clean energy company share prices. Clean energy companies and other companies operating in the clean energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced

42

GOLDMAN SACHS ENERGY FUNDS

8. OTHER RISKS (continued)

availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Clean energy companies can be significantly affected by the supply of, and demand for, particular energy products, which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect companies in the clean energy group of industries. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. Adhering to the clean energy company criteria and applying the Investment Adviser’s supplemental clean energy analysis may also affect the Fund’s performance relative to other energy sector-focused funds that do not adhere to such criteria or apply such analysis.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Energy Sector Risk — The Energy Infrastructure Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs, energy infrastructure companies and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

During periods of heightened volatility, energy producers that are burdened with debt may seek bankruptcy relief. Bankruptcy laws may permit the revocation or renegotiation of contracts between energy producers and MLPs/energy infrastructure companies, which could have a dramatic impact on the ability of MLPs/energy infrastructure companies to pay distributions to its investors, including the Energy Infrastructure Fund, which in turn could impact the ability of the Fund to pay dividends and dramatically impact the value of the Fund’s investments.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the

43

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued) November 30, 2023

8. OTHER RISKS (continued)

value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Infrastructure Company Risk — Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters.

Investments in ETFs Risk — The Funds may invest directly in ETFs, including affiliated ETFs. The Funds investments in ETFs will be subject to the restrictions applicable to investments by an investment company in other investment companies, unless relief is otherwise provided under the terms of an SEC exemptive order or SEC exemptive rule.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in a Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly

44

GOLDMAN SACHS ENERGY FUNDS

8. OTHER RISKS (continued)

impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — Each Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Funds may invest in PIPE securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. The Funds may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the Securities Act of 1933, as amended, the securities are “restricted” and cannot be immediately resold into the public markets. The ability of the Funds to freely transfer restricted shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Funds’ use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Tax Risks — Tax risks associated with investments in the Funds include but are not limited to the following:

MLP Tax Risk — MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of a Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by a Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

45

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued) November 30, 2023

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

46

GOLDMAN SACHS ENERGY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Clean Energy Income Fund

	For the Fiscal Year Ended November 30, 2023		For the Fiscal Year Ended November 30, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	56,144	$590,353	133,930	$1,662,074

Reinvestment of distributions	9,791	96,002	24,713	313,544

Shares redeemed	(121,117)	(1,271,551)	(152,649)	(1,911,402)

	(55,182)	(585,196)	5,994	64,216

Class C Shares

Shares sold	5,928	62,565	15,865	201,756

Reinvestment of distributions	966	9,504	2,252	28,531

Shares redeemed	(17,389)	(158,989)	(2,067)	(25,031)

	(10,495)	(86,920)	16,050	205,256

Institutional Shares

Shares sold	382,338	4,221,684	171,937	2,187,639

Reinvestment of distributions	21,137	209,451	42,564	539,166

Shares redeemed	(408,130)	(4,057,850)	(198,725)	(2,531,050)

	(4,655)	373,285	15,776	195,755

Investor Shares

Shares sold	174,993	1,681,428	719,660	9,430,414

Reinvestment of distributions	8,707	85,646	35,068	439,983

Shares redeemed	(756,691)	(8,386,419)	(333,199)	(3,874,537)

	(572,991)	(6,619,345)	421,529	5,995,860

Class R6 Shares

Shares sold	6,419	75,797	2,796	32,112

Reinvestment of distributions	301	2,948	390	4,917

Shares redeemed	(5,564)	(65,129)	(181)	(2,237)

	1,156	13,616	3,005	34,792

Class R Shares(a)

Reinvestment of distributions	65	703	345	4,401

Shares redeemed	(5,459)	(60,473)	(301)	(3,693)

	(5,394)	(59,770)	44	708

Class P Shares

Shares sold	2,285,637	25,417,156	7,959,236	101,209,085

Reinvestment of distributions	503,647	5,098,604	1,992,051	25,267,103

Shares redeemed	(17,197,910)	(171,738,012)	(16,137,582)	(206,899,684)

	(14,408,626)	(141,222,252)	(6,186,295)	(80,423,496)

NET DECREASE	(15,056,187)	$(148,186,582)	(5,723,897)	$(73,926,909)

(a)	At the close of business on July 14, 2023, Class R Shares of the Clean Energy Income Fund were liquidated.

47

GOLDMAN SACHS ENERGY FUNDS

Notes to Financial Statements (continued) November 30, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Energy Infrastructure Fund

	For the Fiscal Year Ended November 30, 2023		For the Fiscal Year Ended November 30, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	116,162	$1,257,531	226,447	$2,507,760

Reinvestment of distributions	13,487	148,572	8,144	83,140

Shares redeemed	(120,415)	(1,305,520)	(100,583)	(1,074,467)

	9,234	100,583	134,008	1,516,433

Class C Shares

Shares sold	—	—	17,146	175,590

Reinvestment of distributions	2,703	29,809	3,419	33,014

Shares redeemed	(6,465)	(67,352)	(19,434)	(205,183)

	(3,762)	(37,543)	1,131	3,421

Institutional Shares

Shares sold	562,418	6,318,502	66,368	719,107

Reinvestment of distributions	12,079	136,784	9,471	91,476

Shares redeemed	(316,330)	(3,542,653)	(107,008)	(1,001,299)

	258,167	2,912,633	(31,169)	(190,716)

Investor Shares

Shares sold	—	1	219	2,449

Reinvestment of distributions	465	5,149	490	4,813

Shares redeemed	(2)	(16)	—	(4)

	463	5,134	709	7,258

Class R6 Shares

Shares sold	213,501	2,421,293	5,075,906	52,467,089

Reinvestment of distributions	423,067	4,618,989	741,095	7,236,655

Shares redeemed	(5,345,026)	(60,836,736)	(6,819,197)	(73,871,662)

	(4,708,458)	(53,796,454)	(1,002,196)	(14,167,918)

Class R Shares

Shares sold	3,891	40,727	363	4,000

Reinvestment of distributions	557	6,177	452	4,410

Shares redeemed	(41)	(443)	(368)	(3,996)

	4,407	46,461	447	4,414

Class P Shares

Shares sold	2,394,335	26,582,229	3,974,840	42,150,498

Reinvestment of distributions	1,796,822	19,874,354	1,942,759	19,117,834

Shares redeemed	(3,547,549)	(39,665,078)	(2,624,150)	(27,764,286)

	643,608	6,791,505	3,293,449	33,504,046

NET INCREASE (DECREASE)	(3,796,341)	$(43,977,681)	2,396,379	$20,676,938

48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Clean Energy Income Fund and Goldman Sachs Energy Infrastructure Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Clean Energy Income Fund and Goldman Sachs Energy Infrastructure Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2023, the related statements of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 24, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

49

GOLDMAN SACHS ENERGY FUNDS

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments with respect to Class A Shares, contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 through November 30, 2023, which represents a period of 183 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Clean Energy Income Fund				Energy Infrastructure Fund
Share Class	Beginning Account Value 6/1/23	Ending Account Value 11/30/23		Expenses Paid for the 6 months ended 11/30/23*	Beginning Account Value 6/1/23	Ending Account Value 11/30/23		Expenses Paid for the 6 months ended 11/30/23*
Class A
Actual	$1,000.00	$ 840.10		$ 5.80	$1,000.00	$ 1,189.50		$ 8.04
Hypothetical 5% return	1,000.00	1,018.80	+	6.36	1,000.00	1,017.70	+	7.41
Class C
Actual	1,000.00	836.90		9.25	1,000.00	1,185.10		12.14
Hypothetical 5% return	1,000.00	1,015.00	+	10.14	1,000.00	1,014.00	+	11.19
Institutional
Actual	1,000.00	842.10		4.14	1,000.00	1,191.40		6.07
Hypothetical 5% return	1,000.00	1,020.60	+	4.54	1,000.00	1,019.50	+	5.59
Investor
Actual	1,000.00	841.30		4.65	1,000.00	1,191.40		6.69
Hypothetical 5% return	1,000.00	1,020.00	+	5.10	1,000.00	1,019.00	+	6.16
Class R6
Actual	1,000.00	841.30		4.05	1,000.00	1,191.80		6.01
Hypothetical 5% return	1,000.00	1,020.70	+	4.44	1,000.00	1,019.60	+	5.54
Class R
Actual	—	—		—	1,000.00	1,188.50		9.42
Hypothetical 5% return	—	—		—	1,000.00	1,016.50		8.68
Class P
Actual	1,000.00	841.20		4.09	1,000.00	1,191.80		6.01
Hypothetical 5% return	1,000.00	1,020.60	+	4.48	1,000.00	1,019.60	+	5.54

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Clean Energy Income Fund	1.26%	2.01%	0.90%	1.01%	0.88%	—%	0.89%
Energy Infrastructure Fund	1.47	2.22	1.10	1.22	1.09	1.72	1.09

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

50

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Clean Energy Income Fund and the Goldman Sachs Energy Infrastructure Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

51

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and (with respect to the Energy Infrastructure Fund) ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its

52

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Energy Infrastructure Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five-year period and in the third quartile for the one- and three-year periods, and had outperformed the Fund’s benchmark index for the one- and five-year periods and underperformed for the three-year period ended March 31, 2023. They noted that the Energy Infrastructure Fund had experienced certain portfolio management changes in early 2023. The Trustees observed that the Clean Energy Income Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group for the one-year period, and had outperformed the Fund’s benchmark index for the one-year period ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

53

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Average Daily Net Assets	Clean Energy Income	Energy Infrastructure
First $1 billion	0.80%	1.00%

Next $1 billion	0.72	0.90

Next $3 billion	0.68	0.86

Next $3 billion	0.67	0.84

Over $8 billion	0.66	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the

54

GOLDMAN SACHS ENERGY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

55

GOLDMAN SACHS ENERGY FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal

Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

56

GOLDMAN SACHS ENERGY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a datadriven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

57

GOLDMAN SACHS ENERGY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Interested Trustee*
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of November 30, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Information as of the date of this shareholder report. Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

58

GOLDMAN SACHS ENERGY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of November 30, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Energy Funds - Tax Information (Unaudited)

For the year ended November 30, 2023, 46.19% and 29.55% of the dividends paid from net investment company taxable income by the Goldman Sachs Clean Energy Income and Energy Infrastructure Funds, respectively, qualify for the dividends-received deduction available to corporations.

For the year ended November 30, 2023, 100% and 46.83% of the dividends paid from net investment company taxable income by the Goldman Sachs Clean Energy Income and Goldman Sachs Energy Infrastructure Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Energy Infrastructure Fund designates $10,086,053, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended November 30, 2023.

During the fiscal year ended November 30, 2023, the Goldman Sachs Energy Infrastructure Fund designates $7,034,322 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

59

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund will be renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe* Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes* John F. Killian* Steven D. Krichmar* Michael Latham* James A. McNamara Lawrence W. Stranghoener* PaulC.Wirth *Effective January 1, 2024 GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 Goldman Sachs does not provide legal, tax or accounting advice, unless explicitly agreed between you and Goldman Sachs (generally through certain services offered only to clients of Private Wealth Management). Any statement contained in this presentation concerning U.S. tax matters is not intended or written to be used and cannot be used for the purpose of avoiding penalties imposed on the relevant taxpayer. Notwithstanding anything in this document to the contrary, and except as required to enable compliance with applicable securities law, you may disclose to any person the US federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to you relating to such tax treatment and tax structure, without Goldman Sachs imposing any limitation of any kind. Investors should be aware that a determination of the tax consequences to them should take into account their specific circumstances and that the tax law is subject to change in the future or retroactively and investors are strongly urged to consult with their own tax advisor regarding any potential strategy, investment or transaction. The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission ("SEC'') web site at http://www.sec.gov. The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC's web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations shown are as of November 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. "Alerian Midstream Energy Select Index", "Alerian MLP Index", "Alerian MLP Total Return Index", "AMEI", "AMEIX", "AMZ" and "AMZX" are trademarks of Alerian and their use is granted under a license from Alerian. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider each Fund's objective, risks, and charges and expenses, and read the summary prospectus, if available, and/orthe prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund's may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail - 1-800-526-7384) (institutional - 1-800-621-2550). (C) 2024 Goldman Sachs. All rights reserved

Goldman Sachs Funds Annual Report November 30, 2023 Financial Square FundsSM Federal Instruments Government Money Market Prime Obligations Treasury Instruments Treasury Obligations Treasury Solutions

Goldman Sachs Financial Square Funds

∎	FEDERAL INSTRUMENTS FUND

∎	GOVERNMENT FUND

∎	MONEY MARKET FUND

∎	PRIME OBLIGATIONS FUND

∎	TREASURY INSTRUMENTS FUND

∎	TREASURY OBLIGATIONS FUND

∎	TREASURY SOLUTIONS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

 Goldman Sachs Financial Square Funds

Investment Objective and Principal Investment Strategies

Each of the Goldman Sachs Financial Square Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Goldman Sachs Prime Obligations Fund and the Goldman Sachs Money Market Fund pursue this investment objective by investing in U.S. government securities, obligations of banks (which may exceed 25% of its assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements (“repos”). They may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Goldman Sachs Treasury Obligations Fund pursues the investment objective by investing only in U.S. Treasury obligations and repos collateralized by U.S. Treasury obligations. The Goldman Sachs Treasury Instruments Fund pursues the investment objective by investing only in U.S. Treasury obligations, the interest from which is generally exempt from state income taxation. The Goldman Sachs Treasury Solutions Fund pursues the investment objective by investing only in U.S. Treasury obligations and repos with the Federal Reserve Bank of New York collateralized by U.S. Treasury obligations. The Goldman Sachs Government Fund pursues the investment objective by investing only in U.S. government securities and repos collateralized by such securities. The Goldman Sachs Federal Instruments Fund pursues the investment objective by investing only in U.S. government securities, the interest from which is generally exempt from state income taxation.

  Portfolio Management Discussion and Analysis

At a meeting of the Board of Trustees of Goldman Sachs Trust held on June 13-14, 2023, the Trustees approved the termination of the Resource, Premier, Select, Capital, Cash Management and Service Share Classes of the following Funds (the “Termination”):

Fund	Terminated Share Class (es)

Financial Square Money Market Fund	Resource, Capital, Cash Management, Premier

Financial Square Prime Obligations Fund	Resource, Cash management, Premier, Service

Financial Square Treasury Instruments Fund	Resource

Financial Square Treasury Solutions Fund	Resource

Financial Square Treasury Instruments Fund	Premier, Select

The Termination occurred on July 14, 2023.

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Funds’ performance and positioning for the 12-month period ended November 30, 2023 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, the money markets were most influenced by Federal Reserve (“Fed”) policy, inflationary trends and U.S. economic data.

In December 2022, when the Reporting Period began, the Fed announced a 50 basis point interest rate hike, raising the targeted federal funds (“fed funds”) rate to a range between

4.25% and 4.50%, following four successive 75 basis point hikes. (A basis point is 1/100th of a percentage point.) However, policymakers emphasized they were not stepping back from their goal of taming inflation. The Fed’s median dot plot projection, which shows the interest rate projections of the members of the Federal Open Market Committee, signaled a peak federal funds rate of between 5.00% and 5.25%. The U.S. economy added 223,000 jobs in December, and the unemployment rate fell to a pre-pandemic cycle low of 3.5%. Annual U.S. inflation declined from 7.2% to 6.4%,

1

PORTFOLIO RESULTS

the sixth consecutive monthly fall and its lowest level in over a year. However, core prices increased, rising 0.3% month over month.

During the first quarter of 2023, the Fed continued tightening monetary policy, raising the fed funds rate twice—by 25 basis points in both February and March. In mid-March, Silicon Valley Bank and Signature Bank failed, marking the largest U.S. regional bank failure since the 2008 financial crisis. That same month, the Swiss government brokered a deal for UBS to purchase Credit Suisse, which was on the brink of collapse. During the quarter overall, a tight labor market and firm inflation supported the U.S. dollar, though economic growth headwinds from tighter financial and credit conditions led to dovish monetary policy expectations, weighing on the currency. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

In the second quarter of 2023, the Fed raised the fed funds rate by another 25 basis points at its May policy meeting and signaled a willingness to pause on further rate actions, as U.S. inflation had started to moderate. Also in May, First Republic Bank was seized by the Federal Deposit Insurance Corporation and sold to JP Morgan Chase. In early June, the resolution of U.S. debt ceiling negotiations, coupled with the easing of banking sector stress, improved investor sentiment overall. Fed policymakers left interest rates unchanged at their June meeting, though Fed Chair Jerome Powell suggested hiking rates “at consecutive meetings is not off the table.” The Fed’s June dot plot showed a median projection of two additional rate hikes in 2023.

During the third quarter of 2023, Fed officials hiked the fed funds rate by an additional 25 basis points at their July policy meeting but remained on hold at their September meeting. Resilient U.S. economic data and market expectations that policy rates would stay higher for longer pushed up the 10-year U.S. Treasury yield, which hit 4.63% on September 27th—its highest level since 2007. In August, Fitch Ratings downgraded long-term U.S. sovereign debt from AAA to AA+, reflecting U.S. government and medium-term fiscal challenges. Subsequently, Moody’s Investors Service took ratings action on 27 U.S. banks in response to profitability concerns, low regulatory capital among regional banks compared to larger banks and global peers, and potential losses on loans (particularly for those with large commercial real estate exposure). The U.S. labor market remained strong, continuing to make progress toward rebalancing itself from pandemic-era extremes. Inflation eased overall, but there was a reacceleration in some key components. Nevertheless, the U.S. remained on a disinflationary path, supporting market expectations that the Fed may have reached the end of its current interest rate hiking cycle.

In October 2023, U.S. Treasury yields rose to multi-year highs, with the 10-year U.S. Treasury yield briefly breaching 5% for the first time since 2007. The increase was driven, in our view, by better than previously anticipated U.S. economic growth prospects, which dampened market expectations for Fed interest rate cuts in 2024. The Fed left the fed funds rate unchanged in October, as tighter financial conditions, led by higher long-term interest rates, alleviated the need, as determined by the Fed, for further policy tightening.

November 2023 saw the greatest easing of U.S. financial conditions in any month during the previous 40 years. The easing was largely the result of a significant drop in interest rates, with the 10-year U.S. Treasury yield falling approximately 51 basis points during the month. Weaker inflation data and ongoing disinflation trends suggested the Fed might have reached the peak of its monetary policy tightening cycle. At their November meeting, Fed policymakers left the fed funds rate unchanged in a range between 5.25% and 5.50%.

In this environment, the yields of money market funds increased. Investments in U.S. taxable money market funds rose during the Reporting Period, from approximately $4.5 trillion to $5.7 trillion, according to iMoneyNet. Money market funds overall continued to be viable investments for investors seeking stability, liquidity and/or yield amid ongoing uncertainty and elevated volatility in the financial markets broadly.

During the Reporting Period, the Securities & Exchange Commission (“SEC”) adopted changes to the rules that govern money market funds. While some of these changes have already taken effect, the remaining changes will take effect either by April 2, 2024 or October 2, 2024.

1.     Effective October 2, 2023, institutional and retail money market funds were no longer permitted to temporarily restrict redemptions (a “redemption gate”) and/ or impose a liquidity fee on redemptions (up to 2%) if the applicable fund’s portfolio liquidity fell below the required minimums. Government money market funds are exempt from requirements relating to these redemption gates and/or liquidity fees.

2.     Effective April 2, 2024, institutional and retail money market funds will be permitted to impose a discretionary liquidity fee on redemptions (up to 2%), if the applicable fund’s board of trustees (or its delegate) determines that it is in the best interests of the fund to do so. Government money market funds will continue to be exempt from requirements relating to these discretionary liquidity fees. Institutional and retail money market funds may choose to rely on this modified discretionary liquidity fee framework prior to April 2, 2024.

3.     Effective April 2, 2024, all money market funds will be required to increase their minimum levels of daily and weekly liquid assets from 10% and 30%, respectively, to 25% and 50%, respectively.

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PORTFOLIO RESULTS

4.     Effective October 2, 2024, institutional money market funds will be required to impose a mandatory liquidity fee on redemptions, if the applicable fund experiences total daily net redemptions that exceed 5% of net assets, unless the fee is de minimis (i.e., less than 1 basis point of the value of the shares redeemed). Government and retail money market funds will be exempt from these requirements.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A

The Funds’ yields increased during the Reporting Period primarily because of the economic and market factors discussed above. Yields rose along the money market yield curve, as the Fed raised the fed funds rate and tightened monetary policy. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) That said, the money market yield curve inverted during the Reporting Period. (In an inverted yield curve, shorter-term yields are higher than longer-term yields.) The middle segment of the yield curve rose well above the one-year segment early in the Reporting Period, though this inversion eased slightly toward the end of the Reporting Period.

During the Reporting Period, the Funds’ positioning along the money market yield curve and in specific securities was predicated on market expectations about interest rates and the potential of additional Fed rate hikes in the near term.

Q	How did you manage the Funds during the Reporting Period?

A

Collectively, the Funds had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, time deposits, certificates of deposit, floating rate securities, repurchase agreements (“repos”), non-U.S. sovereign debt, municipal securities and variable rate demand notes (“VRDNs”) during the Reporting Period.

In our commercial paper strategies, we maintained a weighted average maturity of between 15 and 54 days in the Goldman Sachs Financial Square Money Market Fund and a weighted average maturity of between 13 and 55 days in the Goldman Sachs Financial Square Prime Obligations Fund during the Reporting Period. Among our government repo strategies, we maintained a weighted average maturity of between 7 and 50 days in the Goldman Sachs Financial Square Government Fund, a weighted average maturity of between 1 and 46 days in the Goldman Sachs Financial Square Treasury Obligations Fund and a weighted average maturity of between 2 and 49 days in the Goldman Sachs Financial Square Treasury Solutions Fund. Within our government non-repo strategies, we maintained a weighted average maturity of between 17 and 51 days in the Goldman Sachs Financial Square Federal Instruments Fund and a weighted average maturity of between 18 and 59 days in the Goldman Sachs Financial Square

Treasury Instruments Fund. At any given time, a Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy.

During the Reporting Period overall, our commercial paper strategies focused their investments on commercial paper, asset-backed commercial paper, U.S. Treasury securities, certificates of deposit and repos. Our government repo strategies focused their investments on government agency securities, government agency repos, U.S. Treasury securities and U.S. Treasury repos. Our government non-repo strategies focused their investments on government agency securities and U.S. Treasury securities.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by the Funds, taking into consideration any available maturity shortening features.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A

In our commercial paper strategies, we managed the Funds’ weighted average life in a range between approximately 54 and 102 days during the Reporting Period. In our government repo strategies, we managed the Funds’ weighted average life in a range between approximately 22 and 117 days. In our government non-repo strategies, we managed the Funds’ weighted average life in a range between approximately 77 and 120 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A

During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, with inflationary pressures subsiding, U.S. economic data had begun to support the possibility of a “soft landing.” (A soft landing, in economics,

3

PORTFOLIO RESULTS

is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) In our view, the Fed had reached an inflection point with respect to policy rates, and we believed it was likely the Fed would begin to lower rates in the first half of 2024. (At its December 2023 meeting, following the end of the Reporting Period, the Fed left interest rates unchanged and indicated that three rate cuts were possible in 2024.)

Market liquidity concerns at the end of the Reporting Period centered on the Fed’s quantitative tightening (that is, reduction in the size of its balance sheet), the Fed’s reverse repo (“RRP”) facility and the continued large issuance of Treasury securities across all maturities—which, collectively, remove a significant amount of cash from the U.S. monetary system. (Through the RRP facility, the Fed borrows from financial entities, including money market mutual funds.) As a result, we thought short-term interest rates could fall in the near-term compared to policy rate path proxies, such as overnight indexed swaps.

Going forward, the Funds will continue to be flexibly guided by shifting market conditions, and we have positioned them to align with our market and policy outlooks. Duration management and duration positioning will continue to play key roles in the management of the Funds. (Duration is a measure of a fund’s sensitivity to changes in interest rates.) That said, regardless of the interest rate environment, we intend to utilize an active management approach to provide the best possible return within the framework of the Funds’ guidelines and objectives. Our investment approach remains tri-fold—to seek preservation of capital, daily liquidity and maximization of yield potential. We will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the taxable and tax-exempt money market yield curves, as we strive to navigate the interest rate environment.

4

PORTFOLIO RESULTS

GOVERNMENT MONEY MARKET FUNDS

∎   Federal Instruments Fund

∎   Government Fund

∎   Treasury Instruments Fund

∎   Treasury Obligations Fund

∎   Treasury Solutions Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

INSTITUTIONAL MONEY MARKET FUNDS

∎   Money Market Fund

∎   Prime Obligations Fund

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

5

FUND BASICS

Financial Square Funds as of November 30, 2023

PERFORMANCE REVIEW[1,2]

December 1, 2022-November 30, 2023	Fund Total Return (based on NAV)[3] Institutional Shares	SEC 7-Day Current Yield[4]	iMoneyNet Institutional Average[5]

Federal Instruments Fund	4.90%	5.23%	4.63%[6]

Government Fund	4.93	5.25	4.63 [6]

Money Market Fund	5.05	5.36	4.86 [7]

Prime Obligations Fund	5.04	5.36	4.86 [7]

Treasury Instruments Fund	4.84	5.23	4.54 [8]

Treasury Obligations Fund	4.91	5.23	4.63 [9]

Treasury Solutions Fund	4.91	5.24	4.63 [9]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Treasury Obligations Fund offers nine separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier and Resource), the Money Market Fund offers five separate classes of shares (Institutional, Select, Preferred, Administration, and Service), the Treasury Solutions Fund offers eight separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, and Premier), the Treasury Instruments Fund offers ten separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Loop Class, and Seelaus Class), the Federal Instruments Fund offers seven separate classes of shares (Institutional, Preferred, Capital, Administration, Service, Cash Management and Class D), the Prime Obligations Fund offers six separate classes of shares (Institutional, Select, Preferred, Capital, Administration, and Drexel Hamilton Class), and the Government Fund offers sixteen separate classes of shares (Institutional, Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Drexel Hamilton Class, Loop Class, Seelaus Class, Class R6, Class A, Class C and Class D), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Institutional, Drexel Hamilton Class, Loop Class, Seelaus Class, Class R6, and Class D Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Service, Cash Management, Premier, Resource, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1), administration and/ or service (non-12b-1) fees (as applicable) at the following contractual rates: the Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Service Shares pay 0.50%, Cash Management Shares pay 0.80%, Premier Shares pay 0.35%, Resource Shares pay 0.65%, Class A Shares pay 0.25% and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Funds’ performances do not reflect the deduction of any applicable sales charges.

[2]

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return reflects the reinvestment of dividends and other distributions.

[4]

The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Fund Total Return figures.

[5]	Source: iMoneyNet, Inc. November 2023. The iMoneyNet Institutional Average represents total return.

[6]

Government & Agencies Institutional–Category includes the most broadly based of the government institutional funds. These funds may generally invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

[7]

First Tier Institutional–Category includes only non-government institutional funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[8]	Treasury Institutional–Category includes only institutional government funds that hold 100 percent in U.S. Treasuries.

6

FUND BASICS

[9]	Treasury & Repo Institutional–Category includes only institutional government funds that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury.

7

YIELD SUMMARY

November 30, 2023

SUMMARY OF THE INSTITUTIONAL SHARES[1,2] AS OF 11/30/23

Funds	7-Day Dist. Yield[11]	SEC 7-Day Effective Yield[12]	30-Day Average Yield[13]	Weighted Avg. Maturity (days)[14]	Weighted Avg. Life (days)[15]

Federal Instruments Fund	5.25%	5.36%	5.25%	49	119

Government Fund	5.26%	5.39%	5.25%	40	107

Money Market Fund	5.36%	5.50%	5.36%	43	64

Prime Obligations Fund	5.37%	5.50%	5.37%	42	62

Treasury Instruments Fund	5.25%	5.37%	5.26%	45	100

Treasury Obligations Fund	5.26%	5.37%	5.26%	33	72

Treasury Solutions Fund	5.27%	5.37%	5.27%	38	83

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[11]

The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[12]

The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[13]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/ loss distribution. This is not an SEC Yield.

[14]

A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[15]

A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[16]

As of November 30, 2023
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificate of Deposit	—	—	2.0%	1.4%	—	—	—
Certificate of Deposit-Eurodollar	—	—	1.1	—	—	—	—
Certificate of Deposit-Yankeedollar	—	—	3.3	3.2	—	—	—
Commercial Paper and Corporate Obligations	—	—	32.5	31.5	—	—	—
Medium Term Notes	—	—	0.3	0.2	—	—	—
Repurchase Agreements	—	55.7%	24.5	26.0	—	38.6%	22.2%
Time Deposits	—	—	10.9	13.8	—	—	—
U.S. Government Agency Obligations	15.1%	21.3	8.4	9.0	—	—	—
U.S. Treasury Obligations	89.7	22.5	8.3	8.4	100.6%	60.0	75.8
Variable Rate Municipal Debt Obligations	—	—	3.8	2.7	—	—	—
Variable Rate Obligations	—	—	6.2	6.0	—	—	—

[16]

Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

SECTOR ALLOCATIONS

SECTOR ALLOCATIONS[16]

As of November 30, 2022
Security Type (Percentage of Net Assets)	Federal Instruments	Government	Money Market	Prime Obligations	Treasury Instruments	Treasury Obligations	Treasury Solutions
Certificate of Deposit	—	—	1.0%	1.0%	—	—	—
Certificates of Deposit-Eurodollar	—	—	2.3	—	—	—	—
Certificates of Deposit-Yankeedollar	—	—	4.7	5.6	—	—	—
Commercial Paper and Corporate Obligations	—	—	19.4	23.2	—	—	—
Medium Term Notes	—	—	1.0	0.5	—	—	—
Repurchase Agreements	—	65.9%	11.5	19.7	—	77.1%	72.5%
Time Deposits	—	—	17.9	13.3	—	—	—
U.S. Government Agency Obligations	82.9%	8.8	3.5	3.5	—	—	—
U.S. Treasury Obligations	21.7	22.6	13.1	9.6	103.1%	19.0	28.0
Variable Rate Municipal Debt Obligations	—	—	4.5	4.2	—	—	—
Variable Rate Obligations	—	—	20.8	19.0	—	—	—

[16]

Each Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 15.1%

Federal Farm Credit Bank
$700,000	4.947%		01/12/24	$696,202
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY- 0.020%)
50,000,000	5.331	(a)	04/04/24	50,000,000
35,000,000	5.331	(a)	05/08/24	35,000,000
Federal Farm Credit Bank (FEDL01 + 0.075%)
2,300,000	5.412	(a)	09/13/24	2,298,673
Federal Farm Credit Bank (FEDL01 + 0.130%)
6,916,000	5.460	(a)	02/22/24	6,915,861
Federal Farm Credit Bank (FEDL01 + 0.140%)
1,200,000	5.470	(a)	09/17/24	1,199,991
400,000	5.472	(a)	11/14/24	399,926
1,522,000	5.473	(a)	05/19/25	1,521,307
Federal Farm Credit Bank (FEDL01 + 0.150%)
2,336,000	5.480	(a)	09/26/25	2,336,000
Federal Farm Credit Bank (FEDL01 + 0.155%)
3,139,000	5.485	(a)	06/27/25	3,139,000
Federal Farm Credit Bank (Prime Rate - 3.000%)
5,618,000	5.501	(a)	03/22/24	5,617,661
2,400,000	5.501	(a)	01/24/25	2,399,869
3,565,000	5.500	(a)	04/21/25	3,565,000
4,902,000	5.500	(a)	07/28/25	4,902,000
Federal Farm Credit Bank (Prime Rate - 3.020%)
3,418,000	5.480	(a)	09/08/25	3,418,000
Federal Farm Credit Bank (Prime Rate - 3.040%)
3,353,000	5.460	(a)	06/18/25	3,353,000
Federal Farm Credit Bank (SOFR + 0.060%)
800,000	5.377	(a)	04/29/24	799,706
800,000	5.379	(a)	07/22/24	799,494
Federal Farm Credit Bank (SOFR + 0.110%)
8,791,000	5.420	(a)	03/11/25	8,791,000
Federal Farm Credit Bank (SOFR + 0.125%)
4,886,000	5.435	(a)	02/04/25	4,886,000
1,979,000	5.435	(a)	02/10/25	1,979,000
11,118,000	5.435	(a)	03/24/25	11,118,000
Federal Farm Credit Bank (SOFR + 0.135%)
3,640,000	5.445	(a)	04/29/25	3,640,241
1,872,000	5.445	(a)	06/03/25	1,872,000
Federal Farm Credit Bank (SOFR + 0.140%)
5,948,000	5.450	(a)	08/22/25	5,948,000
Federal Farm Credit Bank (SOFR + 0.145%)
3,845,000	5.455	(a)	04/28/25	3,845,000
1,532,000	5.455	(a)	06/27/25	1,532,000
2,517,000	5.455	(a)	07/30/25	2,517,000
Federal Farm Credit Bank (SOFR + 0.150%)
1,890,000	5.460	(a)	02/14/25	1,890,000
3,957,000	5.460	(a)	05/27/25	3,957,000
Federal Farm Credit Bank (SOFR + 0.155%)
3,900,000	5.465	(a)	04/05/24	3,899,973
4,363,000	5.466	(a)	09/15/25	4,362,610
9,321,000	5.465	(a)	11/14/25	9,321,000
7,096,000	5.465	(a)	11/28/25	7,096,000
5,426,000	5.465	(a)(b)	12/01/25	5,426,000
Federal Farm Credit Bank (SOFR + 0.160%)
987,000	5.470	(a)	01/30/25	987,000
2,280,000	5.470	(a)	04/10/25	2,280,000
5,074,000	5.470	(a)	07/21/25	5,074,000
6,036,000	5.470	(a)	08/04/25	6,036,000
1,664,000	5.470	(a)	10/27/25	1,664,000

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – (continued)

$3,405,000	5.470	%(a)	11/03/25	$3,405,000
Federal Farm Credit Bank (SOFR + 0.165%)
7,700,000	5.475	(a)	06/27/24	7,699,828
7,737,000	5.475	(a)	02/06/25	7,737,000
10,669,000	5.475	(a)	08/14/25	10,669,000
Federal Farm Credit Bank (SOFR + 0.170%)
3,931,000	5.480	(a)	01/23/25	3,931,000
Federal Farm Credit Bank (SOFR + 0.180%)
7,700,000	5.490	(a)	10/16/24	7,700,000
4,900,000	5.488	(a)	12/19/24	4,900,421
4,470,000	5.490	(a)	12/19/24	4,470,384
5,000,000	5.490	(a)	01/03/25	5,000,000
11,274,000	5.490	(a)	01/17/25	11,274,000
1,588,000	5.487	(a)	04/28/25	1,588,608
Federal Farm Credit Bank (SOFR + 0.190%)
4,300,000	5.500	(a)	11/25/24	4,300,000
11,000,000	5.500	(a)	12/27/24	11,000,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.115%)
1,803,000	5.505	(a)	12/03/24	1,803,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.200%)
776,000	5.590	(a)	12/05/24	776,510
Federal Home Loan Bank
2,740,000	4.945		01/12/24	2,725,136
5,000,000	5.069		02/05/24	4,956,367
16,754,000	5.060		02/06/24	16,605,890
9,475,000	5.092		02/08/24	9,388,193
3,473,000	5.093		02/09/24	3,440,720
25,000,000	5.521		02/15/24	24,719,222
53,940,000	5.340		04/23/24	53,940,000
9,367,000	5.422	(b)	04/25/24	9,168,701
14,960,000	5.490		07/15/24	14,960,000
15,015,000	5.520		07/15/24	15,015,000
18,430,000	5.500		07/19/24	18,430,000
18,900,000	5.620		07/30/24	18,900,000
18,045,000	5.550		08/12/24	18,045,000
20,005,000	5.620		08/26/24	20,005,000
3,810,000	5.245		10/25/24	3,638,516
3,810,000	5.243		10/31/24	3,635,565
Federal Home Loan Bank (SOFR + 0.060%)
400,000	5.379	(a)	07/01/24	399,769
Federal Home Loan Bank (SOFR + 0.075%)
700,000	5.400	(a)	03/01/24	699,878
Federal Home Loan Bank (SOFR + 0.115%)
9,240,000	5.425	(a)	11/06/24	9,240,000
Federal Home Loan Bank (SOFR + 0.120%)
8,885,000	5.430	(a)	01/03/25	8,885,000
20,870,000	5.430	(a)	04/17/25	20,870,000
Federal Home Loan Bank (SOFR + 0.125%)
8,885,000	5.435	(a)	02/03/25	8,885,000
7,670,000	5.435	(a)	03/24/25	7,670,000
4,175,000	5.435	(a)	05/28/25	4,175,000
Federal Home Loan Bank (SOFR + 0.130%)
20,440,000	5.440	(a)	05/09/25	20,440,000
Federal Home Loan Bank (SOFR + 0.135%)
8,885,000	5.445	(a)	05/02/25	8,885,000
Federal Home Loan Bank (SOFR + 0.140%)
10,435,000	5.450	(a)	08/25/25	10,435,000
Federal Home Loan Bank (SOFR + 0.150%)
6,300,000	5.460	(a)	02/23/24	6,300,000

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – (continued)

$9,420,000	5.460	%(a)	05/28/25	$9,420,000
9,640,000	5.460	(a)	06/06/25	9,640,000
1,030,000	5.460	(a)	09/02/25	1,030,000
Federal Home Loan Bank (SOFR + 0.155%)
8,455,000	5.465	(a)	07/08/25	8,455,000
11,800,000	5.465	(a)	08/21/25	11,800,000
7,855,000	5.465	(a)	08/22/25	7,855,000
7,325,000	5.465	(a)	09/26/25	7,325,000
5,230,000	5.465	(a)	11/14/25	5,230,000
Federal Home Loan Bank (SOFR + 0.160%)
16,170,000	5.470	(a)	07/10/25	16,170,000
14,760,000	5.470	(a)	07/14/25	14,760,000
6,445,000	5.470	(a)	07/25/25	6,445,000
3,295,000	5.470	(a)	08/08/25	3,295,000
Federal Home Loan Bank (SOFR + 0.165%)
8,545,000	5.475	(a)	01/17/25	8,545,000
Federal Home Loan Bank (SOFR + 0.190%)
25,600,000	5.500	(a)	11/22/24	25,600,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$792,766,222

U.S. Treasury Obligations – 89.7%
U.S. Treasury Floating Rate Notes (3 Mo. U.S. T-Bill MMY + 0.169%)
26,894,100	5.521	(a)	04/30/25	26,892,978
United States Treasury Bills
211,438,400	5.386		12/05/23	211,314,121
294,441,700	5.386		12/12/23	293,965,768
3,089,300	5.375		12/19/23	3,081,129
14,756,800	5.381		12/19/23	14,717,768
500,000,000	5.386		12/19/23	498,677,482
3,793,500	5.434		12/19/23	3,783,466
1,444,400	5.444		12/19/23	1,440,580
21,838,100	5.378		12/21/23	21,773,728
100,000,000	5.397		12/21/23	99,705,233
1,538,700	5.447		12/21/23	1,534,164
751,000	5.456		12/21/23	748,786
497,000	5.457		12/21/23	495,535
6,878,300	5.458		12/21/23	6,858,025
1,061,800	5.459		12/21/23	1,058,670
137,971,000	5.462		12/21/23	137,564,306
13,256,100	5.463		12/21/23	13,217,025
5,838,900	5.464		12/21/23	5,821,689
24,107,200	5.467		12/21/23	24,036,140
500,000,000	5.396		12/26/23	498,158,677
11,683,100	5.422		12/26/23	11,640,075
15,708,900	5.438		12/26/23	15,651,050
32,430,100	5.443		12/26/23	32,310,671
6,656,300	5.444		12/26/23	6,631,787
2,456,600	5.445		12/26/23	2,447,553
25,089,100	5.485		12/26/23	24,996,706
3,103,100	5.388		12/28/23	3,090,800
6,648,200	5.391		12/28/23	6,621,847
445,600	5.392		12/28/23	443,834
1,880,200	5.380		01/02/24	1,872,142
10,465,500	5.385		01/02/24	10,420,649
250,000,000	5.386	(b)	01/02/24	248,928,593
2,810,700	5.390		01/02/24	2,798,654
54,637,900	5.402		01/02/24	54,403,742

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)

$10,585,900	5.403%	01/02/24	$10,540,533
20,934,800	5.408	01/02/24	20,845,081
2,513,800	5.501	01/02/24	2,503,027
7,090,700	5.381	01/04/24	7,055,213
300,000,000	5.391	01/04/24	298,498,602
7,463,200	5.482	01/04/24	7,425,849
16,063,500	5.483	01/04/24	15,983,108
16,156,200	5.486	01/04/24	16,075,344
4,402,500	5.488	01/04/24	4,380,467
32,312,400	5.489	01/04/24	32,150,687
13,000,000	5.493	01/04/24	12,934,939
15,433,500	5.495	01/04/24	15,356,261
150,000,000	5.392	01/11/24	149,097,146
1,462,500	5.387	01/16/24	1,452,598
22,046,000	5.393	01/16/24	21,896,737
18,014,000	5.501	01/16/24	17,892,036
1,335,300	5.386	01/23/24	1,324,906
4,718,900	5.387	01/23/24	4,682,166
7,312,700	5.391	01/23/24	7,255,775
9,174,200	5.393	01/23/24	9,102,785
963,900	5.500	01/23/24	956,397
5,138,600	5.506	01/23/24	5,098,599
2,601,700	5.456	01/25/24	2,580,590
113,724,700	5.457	01/25/24	112,801,947
2,347,200	5.458	01/25/24	2,328,155
1,470,500	5.459	01/25/24	1,458,569
14,519,300	5.460	01/25/24	14,401,492
2,818,600	5.462	01/25/24	2,795,730
9,107,500	5.517	01/30/24	9,026,367
13,472,700	5.452	02/01/24	13,349,210
3,112,000	5.462	02/01/24	3,083,476
90,000,000	5.473	02/01/24	89,175,062
1,143,100	5.515	02/06/24	1,131,714
387,900	5.519	02/06/24	384,036
5,478,700	5.520	02/06/24	5,424,129
25,000,000	5.522	02/06/24	24,750,983
828,300	5.525	02/06/24	820,050
15,416,900	5.526	02/06/24	15,263,337
11,417,800	5.421	02/08/24	11,302,361
8,464,400	5.510	02/13/24	8,371,289
6,368,100	5.511	02/13/24	6,298,049
9,471,000	5.517	02/13/24	9,366,816
468,900	5.521	02/13/24	463,742
65,000,000	5.527	02/13/24	64,284,982
2,380,400	5.405	02/15/24	2,353,967
42,927,300	5.522	02/20/24	42,410,330
40,000,000	5.527	02/20/24	39,518,283
421,100	5.428	02/22/24	415,959
6,213,900	5.501	02/22/24	6,138,044
40,000,000	5.516	02/22/24	39,511,700
4,116,400	5.472	02/27/24	4,062,738
1,658,000	5.499	02/27/24	1,636,386
4,301,300	5.501	02/27/24	4,245,228
60,000,800	5.506	02/27/24	59,218,625
1,924,500	5.508	02/27/24	1,899,412
5,541,000	5.404	02/29/24	5,467,011
60,391,800	5.590	02/29/24	59,585,392
65,289,800	5.527	03/05/24	64,369,758
7,028,800	5.522	03/07/24	6,928,425

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE FEDERAL INSTRUMENTS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)

$4,056,500	5.452%		03/12/24	$3,995,843
12,427,800	5.463		03/12/24	12,241,967
2,379,100	5.501		03/21/24	2,340,182
68,179,000	5.537		03/21/24	67,063,716
1,155,600	5.541		03/21/24	1,136,697
1,571,500	5.542		03/21/24	1,545,793
2,352,500	5.552		03/21/24	2,314,017
9,838,700	5.553		03/21/24	9,677,757
3,928,800	5.557		03/21/24	3,864,532
805,600	5.558		03/21/24	792,422
251,300	5.570		03/21/24	247,189
1,069,900	5.552		03/28/24	1,051,261
25,000,000	5.553		03/28/24	24,564,465
17,822,100	5.580		04/04/24	17,491,649
7,857,900	5.558		04/11/24	7,704,479
2,132,800	5.566		04/11/24	2,091,158
2,666,000	5.571		04/11/24	2,613,948
59,420,900	5.564		04/25/24	58,137,656
36,691,700	5.558		05/02/24	35,862,101
581,800	5.480		05/09/24	568,214
10,946,100	5.483		05/09/24	10,690,490
902,500	5.490		05/09/24	881,425
7,232,300	5.494		05/09/24	7,063,413
13,793,400	5.421		10/31/24	13,137,837
2,817,800	5.432		10/31/24	2,683,878
4,448,800	5.452		10/31/24	4,237,361
26,000,000	5.506		10/31/24	24,764,291
100,000,000	5.282		11/29/24	95,010,166
United States Treasury Floating Rate Note
912,700	5.182		11/15/24	875,186
968,100	5.243	(b)	11/15/24	928,309
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY -0.015%)
31,630,000	5.334	(a)	01/31/24	31,632,421
116,547,900	5.336	(a)	01/31/24	116,556,821
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY -0.075%)
185,816,000	5.277	(a)	04/30/24	185,791,500
91,691,700	5.278	(a)	04/30/24	91,679,610
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.037%)
377,900	5.385	(a)	07/31/24	378,000
30,290,400	5.386	(a)	07/31/24	30,298,356
63,830,700	5.387		07/31/24	63,847,466
9,167,900	5.388	(a)	07/31/24	9,170,308
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.125%)
54,542,000	5.482	(a)	07/31/25	54,491,955

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)

United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.170%)
$1,136,900	5.520	%(a)	10/31/25	$1,137,209

TOTAL U.S. TREASURY OBLIGATIONS				$4,686,796,021

TOTAL INVESTMENTS - 104.8%				$5,479,562,243

LIABILITIES IN EXCESS OF OTHER ASSETS - (4.8)%				(252,627,809)

NET ASSETS - 100.0%				$5,226,934,434

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2023.

(b)	All or a portion represents a forward commitment.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:

FEDL01	—US Federal Funds Effective Rate

MMY	—Money Market Yield

Prime	—Federal Reserve Bank Prime Loan Rate US

SOFR	—Secured Overnight Financing Rate

T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations - 21.3%

Federal Farm Credit Bank
$51,700,000	4.947%		01/12/24	$51,419,528
Federal Farm Credit Bank (FEDL01 + 0.075%)
167,600,000	5.412	(a)	09/13/24	167,503,320
Federal Farm Credit Bank (FEDL01 + 0.130%)
287,741,000	5.460	(a)	02/22/24	287,735,226
Federal Farm Credit Bank (FEDL01 + 0.140%)
90,900,000	5.470	(a)	09/17/24	90,899,293
27,300,000	5.472	(a)	11/14/24	27,294,924
74,722,000	5.473	(a)	05/19/25	74,688,003
Federal Farm Credit Bank (FEDL01 + 0.150%)
109,580,000	5.480	(a)	09/26/25	109,580,000
Federal Farm Credit Bank (FEDL01 + 0.155%)
186,332,000	5.485	(a)	06/27/25	186,332,000
Federal Farm Credit Bank (Prime Rate - 3.000%)
238,216,000	5.501	(a)	03/22/24	238,201,619
143,475,000	5.501	(a)	01/24/25	143,467,202
166,149,000	5.500	(a)	04/21/25	166,149,000
213,491,000	5.500	(a)	07/28/25	213,491,000
Federal Farm Credit Bank (Prime Rate - 3.005%)
195,115,000	5.495	(a)	02/10/25	195,108,246
Federal Farm Credit Bank (Prime Rate - 3.020%)
163,282,000	5.480	(a)	09/08/25	163,282,000
Federal Farm Credit Bank (Prime Rate - 3.040%)
164,446,000	5.460	(a)	06/18/25	164,446,000
Federal Farm Credit Bank (SOFR + 0.060%)
60,700,000	5.377	(a)	04/29/24	60,677,709
58,700,000	5.379	(a)	07/22/24	58,662,844
Federal Farm Credit Bank (SOFR + 0.110%)
481,116,000	5.420	(a)	03/11/25	481,116,000
Federal Farm Credit Bank (SOFR + 0.125%)
290,032,000	5.435	(a)	02/04/25	290,032,000
96,978,000	5.435	(a)	02/10/25	96,978,000
544,911,000	5.435	(a)	03/24/25	544,911,000
Federal Farm Credit Bank (SOFR + 0.135%)
166,002,000	5.445	(a)	04/29/25	166,013,012
85,373,000	5.445	(a)	06/03/25	85,373,000
Federal Farm Credit Bank (SOFR + 0.140%)
236,728,000	5.452	(a)	11/26/24	236,660,791
213,054,000	5.453	(a)	11/26/24	212,993,512
270,838,000	5.450	(a)	08/22/25	270,838,000
Federal Farm Credit Bank (SOFR + 0.145%)
228,256,000	5.455	(a)	04/28/25	228,256,000
71,945,000	5.455	(a)	06/27/25	71,945,000
114,262,000	5.455	(a)	07/30/25	114,262,000
Federal Farm Credit Bank (SOFR + 0.150%)
146,709,000	5.470	(a)	01/03/25	146,709,000
95,369,000	5.460	(a)	02/14/25	95,369,000
170,305,000	5.460	(a)	05/27/25	170,305,000
Federal Farm Credit Bank (SOFR + 0.155%)
274,700,000	5.465	(a)	04/05/24	274,698,138
308,444,000	5.465	(a)	02/10/25	308,444,000
214,179,000	5.466	(a)	09/15/25	214,159,838
427,573,000	5.465	(a)	11/14/25	427,573,000
323,104,000	5.465	(a)	11/28/25	323,104,000
Federal Farm Credit Bank (SOFR + 0.160%)
57,378,000	5.470	(a)	01/30/25	57,378,000
95,251,000	5.470	(a)	04/10/25	95,251,000
237,642,000	5.470	(a)	07/21/25	237,642,000

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations– (continued)

$358,327,000	5.470	% (a)	08/04/25	$358,327,000
75,887,000	5.470	(a)	10/27/25	75,887,000
156,520,000	5.470	(a)	11/03/25	156,520,000
Federal Farm Credit Bank (SOFR + 0.165%)
548,600,000	5.475	(a)	06/27/24	548,587,720
433,213,000	5.475	(a)	02/06/25	433,213,000
522,917,000	5.475	(a)	08/14/25	522,917,000
Federal Farm Credit Bank (SOFR + 0.170%)
234,191,000	5.480	(a)	01/23/25	234,191,000
Federal Farm Credit Bank (SOFR + 0.180%)
552,793,000	5.490	(a)	10/16/24	552,793,000
287,975,000	5.488	(a)	12/19/24	287,998,925
280,910,000	5.490	(a)	12/19/24	280,933,339
292,500,000	5.490	(a)	01/03/25	292,500,000
661,650,000	5.490	(a)	01/17/25	661,650,000
573,783,000	5.490	(a)	03/07/25	573,783,000
77,958,000	5.487	(a)	04/28/25	77,987,840
Federal Farm Credit Bank (SOFR + 0.190%)
304,200,000	5.500	(a)	11/25/24	304,200,000
680,000,000	5.500	(a)	12/27/24	680,000,000
Federal Farm Credit Bank (SOFR + 0.195%)
215,599,000	5.505	(a)	06/02/25	215,599,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.115%)
107,032,000	5.505	(a)	12/03/24	107,032,000
Federal Farm Credit Banks Funding Corp. (SOFR + 0.200%)
46,034,000	5.590	(a)	12/05/24	46,064,258
Federal Farm Credit Banks Funding Corporation (SOFR + 0.155%)
247,079,000	5.465	(a)(b)	12/01/25	247,079,000
Federal Home Loan Bank
187,440,000	4.945		01/12/24	186,423,138
470,785,000	5.059		02/06/24	466,618,602
8,181,000	5.060		02/06/24	8,108,598
512,088,000	5.070		02/06/24	507,556,075
475,850,000	5.092		02/08/24	471,490,421
241,836,000	5.093		02/09/24	239,588,269
2,267,585,000	5.340		04/23/24	2,267,585,000
226,479,000	5.422	(b)	04/25/24	221,684,440
2,583,695,000	5.330		04/26/24	2,583,695,000
2,439,065,000	5.340		04/26/24	2,439,065,000
1,658,135,000	5.370		05/21/24	1,658,135,000
868,035,000	5.300		05/22/24	868,035,000
1,780,020,000	5.360		06/11/24	1,780,020,000
1,112,490,000	5.375		06/11/24	1,112,490,000
761,655,000	5.490		07/15/24	761,655,000
764,395,000	5.520		07/15/24	764,395,000
938,830,000	5.500		07/19/24	938,830,000
946,400,000	5.620		07/30/24	946,400,000
876,525,000	5.550		08/12/24	876,525,000
880,830,000	5.620		08/26/24	880,830,000
174,220,000	5.245		10/25/24	166,378,527
174,220,000	5.243		10/31/24	166,243,628
Federal Home Loan Bank (SOFR + 0.060%)
26,400,000	5.379	(a)	07/01/24	26,384,727
Federal Home Loan Bank (SOFR + 0.075%)
53,900,000	5.400	(a)	03/01/24	53,890,624
Federal Home Loan Bank (SOFR + 0.115%)
469,010,000	5.425	(a)	11/06/24	469,010,000
Federal Home Loan Bank (SOFR + 0.120%)
467,075,000	5.430	(a)	01/03/25	467,075,000

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations– (continued)

$950,320,000	5.430	% (a)	04/17/25	$950,320,000
Federal Home Loan Bank (SOFR + 0.125%)
467,075,000	5.435	(a)	02/03/25	467,075,000
375,800,000	5.435	(a)	03/24/25	375,800,000
190,065,000	5.435	(a)	05/28/25	190,065,000
Federal Home Loan Bank (SOFR + 0.130%)
949,450,000	5.440	(a)	05/09/25	949,450,000
Federal Home Loan Bank (SOFR + 0.135%)
467,075,000	5.445	(a)	05/02/25	467,075,000
Federal Home Loan Bank (SOFR + 0.140%)
475,155,000	5.450	(a)	08/25/25	475,155,000
Federal Home Loan Bank (SOFR + 0.150%)
456,300,000	5.460	(a)	02/23/24	456,300,000
559,000,000	5.460	(a)	05/28/25	559,000,000
472,510,000	5.460	(a)	06/06/25	472,510,000
47,420,000	5.460	(a)	09/02/25	47,420,000
Federal Home Loan Bank (SOFR + 0.155%)
466,690,000	5.465	(a)	07/08/25	466,690,000
700,510,000	5.465	(a)	08/21/25	700,510,000
466,460,000	5.465	(a)	08/22/25	466,460,000
331,880,000	5.465	(a)	09/26/25	331,880,000
236,870,000	5.465	(a)	11/14/25	236,870,000
1,485,170,000	5.465	(a)	11/17/25	1,485,170,000
Federal Home Loan Bank (SOFR + 0.160%)
496,000,000	5.470	(a)	02/03/25	496,000,000
794,790,000	5.470	(a)	07/10/25	794,790,000
713,815,000	5.470	(a)	07/14/25	713,815,000
300,265,000	5.470	(a)	07/25/25	300,265,000
182,005,000	5.470	(a)	08/08/25	182,005,000
Federal Home Loan Bank (SOFR + 0.165%)
476,015,000	5.475	(a)	01/17/25	476,015,000
Federal Home Loan Bank (SOFR + 0.190%)
1,817,300,000	5.500	(a)	11/22/24	1,817,300,000
Federal Home Loan Mortgage Corp.
866,947,000	5.400		06/11/24	866,947,000
Federal Home Loan Mortgage Corporation
866,947,000	5.380		06/12/24	866,947,000
Federal National Mortgage Association
925,278,000	5.505		07/26/24	925,278,000
970,247,000	5.600		07/31/24	970,247,000
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.000%)
23,450,000	5.540	(a)	06/15/25	23,450,000
22,756,812	5.540	(a)	07/15/25	22,756,812
921,053	5.550	(a)	08/15/25	921,053
7,578,948	5.540	(a)	09/15/25	7,578,948
1,100,000	5.550	(a)	05/15/26	1,100,000
43,450,000	5.550	(a)	07/09/26	43,450,000
31,490,000	5.540	(a)	09/15/26	31,490,000
20,249,999	5.540	(a)	12/15/26	20,249,999
8,125,000	5.500	(a)	01/20/27	8,125,000
13,122,554	5.540	(a)	06/20/27	13,122,554
7	5.593	(a)	06/20/27	7
22,285,712	5.540	(a)	09/20/27	22,285,712
27,387,473	5.540	(a)	02/15/28	27,387,473
27,038,462	5.540	(a)	06/20/28	27,038,462
38,241,364	5.540	(a)	11/15/28	38,241,364
34,811,321	5.550	(a)	01/15/30	34,811,321
49,585,714	5.540	(a)	03/15/30	49,585,714

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations– (continued)

$28,000,000	5.540	% (a)	10/15/30	$28,000,000
10,333,333	5.540	(a)	08/15/31	10,333,333
13,175,880	5.550	(a)	09/02/31	13,175,880
37,555,660	5.550	(a)	09/30/31	37,555,660
23,023,257	5.550	(a)	12/20/31	23,023,257
37,913,933	5.540	(a)	12/15/33	37,913,933
6,084,536	5.550	(a)	12/15/33	6,084,536
15,512,400	5.500	(a)	01/20/35	15,512,400
17,434,000	5.550	(a)	04/20/35	17,434,000
3,294,146	5.540	(a)	09/20/38	3,294,146
37,727,847	5.540	(a)	07/07/40	37,727,847

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
				$53,643,332,747

U.S. Treasury Obligations - 22.5%

United States Treasury Bills
821,510,000	5.386		12/05/23	821,027,135
1,389,391,600	5.407		12/07/23	1,388,164,305
259,480,100	5.381		12/12/23	259,053,205
24,654,400	5.381		12/19/23	24,588,928
81,409,900	5.434		12/19/23	81,193,709
24,182,100	5.444		12/19/23	24,117,882
3,396,366,300	5.397		12/21/23	3,386,361,414
25,756,700	5.447		12/21/23	25,680,827
12,571,400	5.456		12/21/23	12,534,368
19,859,500	5.457		12/21/23	19,800,999
215,679,100	5.458		12/21/23	215,043,761
17,773,300	5.459		12/21/23	17,720,944
1,608,763,900	5.462		12/21/23	1,604,024,865
268,433,900	5.463		12/21/23	267,643,158
200,603,400	5.464		12/21/23	200,012,470
402,441,900	5.467		12/21/23	401,256,402
77,928,900	5.438		12/26/23	77,641,013
247,360,100	5.443		12/26/23	246,446,296
33,021,100	5.444		12/26/23	32,899,112
24,003,300	5.445		12/26/23	23,914,626
146,210,700	5.449		12/26/23	145,670,564
677,151,200	5.485		12/26/23	674,649,650
4,390,121,000	5.386	(b)	01/02/24	4,371,586,420
140,957,900	5.408		01/02/24	140,362,792
825,758,900	5.418		01/02/24	822,272,642
1,088,365,800	5.391		01/04/24	1,082,930,260
21,239,100	5.493		01/04/24	21,133,027
33,098,400	5.495		01/04/24	32,933,099
5,445,931,600	5.392		01/11/24	5,413,152,404
60,859,800	5.387		01/23/24	60,384,628
55,264,900	5.511		01/23/24	54,833,411
1,505,281,700	5.457		01/25/24	1,493,069,020
33,455,000	5.458		01/25/24	33,183,572
26,747,100	5.459		01/25/24	26,530,095
15,248,600	5.460		01/25/24	15,124,885
75,829,700	5.462		01/25/24	75,214,477
2,567,731,900	5.473		02/01/24	2,544,183,653
41,219,000	5.515		02/06/24	40,808,525
7,055,900	5.519		02/06/24	6,985,635
61,607,100	5.520		02/06/24	60,993,593
1,009,725,100	5.522		02/06/24	999,669,870
98,913,700	5.525		02/06/24	97,928,679
85,769,000	5.526		02/06/24	84,914,879

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations– (continued)

$372,100	5.427%		02/08/24	$368,334
2,983,589,100	5.527		02/13/24	2,950,747,243
1,955,324,800	5.506		02/27/24	1,929,824,725
79,212,800	5.508		02/27/24	78,179,758
2,420,385,000	5.590		02/29/24	2,388,012,353
2,398,841,400	5.527		03/05/24	2,365,037,720
18,609,100	5.453		03/12/24	18,330,722
673,817,600	5.463		03/12/24	663,737,802
148,446,800	5.501		03/21/24	146,019,729
2,114,647,100	5.537		03/21/24	2,080,073,106
47,627,000	5.541		03/21/24	46,848,309
19,554,300	5.542		03/21/24	19,234,592
29,271,800	5.552		03/21/24	28,793,213
122,422,600	5.553		03/21/24	120,421,019
48,886,000	5.557		03/21/24	48,086,725
10,023,700	5.558		03/21/24	9,859,815
11,683,300	5.570		03/21/24	11,492,281
144,939,200	5.442		03/26/24	142,482,642
691,573,300	5.553		03/28/24	679,525,132
600,658,100	5.580		04/04/24	589,520,896
203,248,900	5.558		04/11/24	199,278,519
133,081,700	5.566		04/11/24	130,482,005
166,352,200	5.571		04/11/24	163,102,580
1,436,730,800	5.564		04/25/24	1,405,703,405
1,365,572,900	5.558		05/02/24	1,334,697,292
21,651,900	5.480		05/09/24	21,146,284
316,562,100	5.483		05/09/24	309,169,733
33,588,300	5.490		05/09/24	32,803,945
211,942,400	5.494		05/09/24	206,993,115
632,910,600	5.421		10/31/24	602,830,593
129,078,500	5.432		10/31/24	122,943,855
203,790,700	5.452		10/31/24	194,105,247
1,186,000,000	5.506		10/31/24	1,129,633,607
4,550,000,000	5.282		11/29/24	4,322,962,568
United States Treasury Floating Rate Note
41,732,000	5.182		11/15/24	40,016,727
44,270,700	5.243	(b)	11/15/24	42,451,082
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.125%)
2,534,936,500	5.482	(a)	07/31/25	2,532,610,558
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.169%)
1,596,588,700	5.521	(a)	04/30/25	1,596,522,103
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.170%)
73,110,400	5.520	(a)	10/31/25	73,130,032
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMYl +0.037%)
456,294,200	5.388	(a)	07/31/24	456,333,796

TOTAL U.S. TREASURY OBLIGATIONS
				$56,661,154,361

Repurchase Agreements(c) - 55.7%

Banco Santander, S.A.
140,000,000	5.300		12/01/23	$140,000,000
Maturity Value: $140,020,611
Collateralized by Federal Home Loan Mortgage Corp., 3.000% to 5.500%, due 03/01/39 to 01/01/53. The aggregate market value of the collateral, including accrued interest, was $144,221,227.

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Banco Santander, S.A. – (continued)
$400,000,000	5.310%	12/01/23	$400,000,000
Maturity Value: $400,059,000

Collateralized by U.S. Treasury Bonds, 1.875% to 2.875%, due 02/15/41 to 08/15/45, U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.500%, due 04/15/25 to 01/15/28 and U.S. Treasury Notes, 1.375% to 3.750%, due 06/30/24 to 11/15/31. The aggregate market value of the collateral, including accrued interest, was $408,060,205.

500,000,000	5.310	12/01/23	$500,000,000
Maturity Value: $500,073,750

Collateralized by Federal Home Loan Mortgage Corp., 2.500%to 6.000%, due 02/01/29 to 04/01/53 and Federal National Mortgage Association, 2.000% to 6.000%, due 02/01/42 to 01/01/57. The aggregate market value of the collateral, including accrued interest, was $515,075,963.

800,000,000	5.310	12/01/23	$800,000,000
Maturity Value: $800,118,000

Collateralized by U.S. Treasury Bills, 0.000%, due 12/07/23 to 11/29/24, U.S. Treasury Bonds, 1.250% to 7.625%, due 02/15/25 to 02/15/52, U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.750%, due 10/15/26 to 07/15/28 and U.S. Treasury Notes, 0.375% to 5.000%, due 06/30/24 to 11/15/33. The aggregate market value of the collateral, including accrued interest, was $816,120,415.

Bank of America, National Association
500,000,000	5.320	12/01/23	$500,000,000
Maturity Value: $500,073,889
Collateralized by Federal National Mortgage Association, 3.000% to 3.500%, due 08/01/42 to 02/01/47. The aggregate market value of the collateral, including accrued interest, was $515,000,001.
1,731,000,000	5.690	04/17/24	$1,731,000,000
Maturity Value: $1,781,067,732
Collateralized by Federal National Mortgage Association, 3.000% to 4.000%, due 01/01/42 to 07/01/48. The aggregate market value of the collateral, including accrued interest, was $1,782,929,997.
742,000,000	5.660	04/19/24	$742,000,000
Maturity Value: $763,231,918
Collateralized by Federal National Mortgage Association, 2.000% to 3.500%, due 11/01/42 to 10/01/51. The aggregate market value of the collateral, including accrued interest, was $764,260,002.

Bank of Montreal
500,000,000	5.260	12/01/23	$500,000,000
Maturity Value: $500,073,056

Collateralized by U.S. Treasury Bonds, 1.125% to 3.875%, due 08/15/40 to 05/15/53 and U.S. Treasury Inflation-Indexed Notes, 0.125% to 2.375%, due 07/15/24 to 07/15/32. The aggregate market value of the collateral, including accrued interest, was $510,000,095.

200,000,000	5.300	12/01/23	$200,000,000
Maturity Value: $200,029,444
Collateralized by U.S. Treasury Notes, 2.875% to 4.375%, due 12/31/24 to 05/15/28. The aggregate market value of the collateral, including accrued interest, was $204,000,022.

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Bank of Montreal – (continued)
$250,000,000	5.310%	12/01/23	$250,000,000
Maturity Value: $250,036,875
Collateralized by Government National Mortgage Association, 5.000% to 7.000%, due 01/20/53 to 11/20/53. The aggregate market value of the collateral, including accrued interest, was $257,500,002.

Barclays Bank PLC
520,000,000	5.310	12/01/23	$520,000,000
Maturity Value: $520,076,700
Collateralized by a U.S. Treasury Bond, 4.500%, due 08/15/39 and a U.S. Treasury Note, 1.500%, due 11/30/28. The aggregate market value of the collateral, including accrued interest, was $530,478,237.

Barclays Capital, Inc.
5,024,510	5.330	12/01/23	$5,024,510
Maturity Value: $5,025,254
Collateralized by a U.S. Treasury Note, 1.875%, due 02/28/27. The market value of the collateral, including accrued interest, was $5,125,000.
394,607,843	5.330	12/01/23	$394,607,843
Maturity Value: $394,666,267
Collateralized by a U.S. Treasury Note, 4.000%, due 12/15/25. The market value of the collateral, including accrued interest, was $402,500,000.
466,911,765	5.330	12/01/23	$466,911,765
Maturity Value: $466,980,893
Collateralized by a U.S. Treasury Note, 2.750%, due 04/30/27. The market value of the collateral, including accrued interest, was $476,250,000.
483,455,883	5.330	12/01/23	$483,455,882
Maturity Value: $483,527,461
Collateralized by a U.S. Treasury Note, 3.500%, due 09/15/25. The aggregate market value of the collateral, including accrued interest, was $493,125,000.

BNP Paribas
316,400,000	5.320	12/01/23	$316,400,000
Maturity Value: $316,446,757

Collateralized by a U.S. Treasury Bill, 0.000%, due 07/11/24, U.S. Treasury Bonds, 1.125% to 4.750%, due 05/15/40 to 11/15/53, U.S. Treasury Floating Rate Notes, 5.336% to 5.491%, due 01/31/24 to 10/31/24, a U.S. Treasury Inflation-Indexed Bond, 1.000%, due 02/15/49, U.S. Treasury Inflation-Indexed Notes, 0.125% to 1.125%, due 04/15/24 to 01/15/33, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 11/15/29 to 05/15/38, U.S. Treasury Notes, 0.500% to 4.000%, due 04/30/24 to 02/29/28 and a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 05/15/43. The aggregate market value of the collateral, including accrued interest, was $322,728,001.

1,349,999,996	5.330	12/01/23	$1,349,999,996
Maturity Value: $1,350,199,871
Collateralized by a U.S. Treasury Note, 4.375%, due 11/30/28. The market value of the collateral, including accrued interest, was $1,376,999,996.

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

BNP Paribas – (continued)
$942,700,000	5.490%	02/29/24	$942,700,000
Maturity Value: $969,008,400

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to 6.000%, due 07/01/24 to 11/01/53, Federal National Mortgage Association, 1.500% to 6.500%, due 06/01/26 to 11/01/53, Government National Mortgage Association, 2.500% to 7.000%, due 01/15/33 to 09/20/53, U.S. Treasury Bills, 0.000%, due 12/12/23 to 09/05/24, U.S. Treasury Bonds, 1.375% to 6.875%,due 08/15/25 to 11/15/52, U.S. Treasury Inflation-Indexed Bonds, 0.875% to 3.875%, due 04/15/29 to 02/15/47, U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.625%, due 01/15/24 to 01/15/30, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 08/15/24 to 05/15/49, U.S. Treasury Notes, 0.125% to 4.625%, due 01/15/24 to 05/15/32 and U.S. Treasury Principal-Only Stripped Securities, 0.000%,due 02/15/36 to 08/15/45. The aggregate market value of the collateral, including accrued interest, was $963,009,181.

BofA Securities, Inc.
400,000,000	5.250	12/01/23	$400,000,000
Maturity Value: $400,058,334

Collateralized by U.S. Treasury Bonds, 1.125% to 2.375%, due 05/15/40 to 05/15/51, a U.S. Treasury Inflation-Indexed Bond, 1.000%, due 02/15/46, U.S. Treasury Notes, 1.750% to 4.125%,due 01/31/29 to 08/31/30 and a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 11/15/46. The aggregate market value of the collateral, including accrued interest, was $408,000,005.

100,000,000	5.300	12/01/23	$100,000,000
Maturity Value: $100,014,722
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 05/15/51. The market value of the collateral, including accrued interest, was $102,000,008.
150,000,000	5.300	12/01/23	$150,000,000
Maturity Value: $150,022,083

Collateralized by a U.S. Treasury Bond, 6.375%, due 08/15/27 and U.S. Treasury Notes, 0.625% to 3.750%, due 04/15/26 to 03/31/27. The aggregate market value of the collateral, including accrued interest, was $153,000,046.

500,000,000	5.320	12/01/23	$500,000,000
Maturity Value: $500,073,889

Collateralized by Federal Home Loan Mortgage Corp., 5.310%, due 11/15/24, Government National Mortgage Association, 3.000% to 7.500%, due 03/20/26 to 11/20/53 and U.S. Treasury Notes, 3.250% to 3.875%, due 06/30/29 to 08/15/33. The aggregate market value of the collateral, including accrued interest, was $510,117,345.

Canadian Imperial Bank of Commerce
200,000,000	5.320	12/01/23	$200,000,000
Maturity Value: $200,029,556
Collateralized by Federal National Mortgage Association, 2.000% to 6.500%, due 11/01/51 to 05/01/53. The aggregate market value of the collateral, including accrued interest, was $205,999,999.

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Citibank, National Association
$1,000,000,000	5.330%	12/11/23	$1,000,000,000
Maturity Value: $1,276,271,750

Collateralized by Federal Farm Credit Bank, 0.500% to 5.680%, due 12/01/23 to 04/24/34, Federal Farm Credit Bank discount note, 0.000%, due 03/12/24, Federal Home Loan Bank, 0.375% to 5.625%, due 12/08/23 to 03/14/36, Federal Home Loan Mortgage Corp., 0.000% to 7.500%, due 12/04/23 to 12/01/53, Federal Home Loan Mortgage Corp. Stripped Securities, 0.000%, due 09/15/25 to 03/15/31, Federal National Mortgage Association, 0.000% to 7.500%, due 02/05/24 to 12/01/53, Government National Mortgage Association, 2.000% to 7.000%, due 07/15/28 to 11/20/53, Tennessee Valley Authority, 0.000%, due 09/15/31 to 03/15/36, U.S. Treasury Inflation-Indexed Bonds, 2.375% to 3.875%, due 01/15/27 to 04/15/29 and a U.S. Treasury Inflation-Indexed Note, 0.125%, due 10/15/26. The aggregate market value of the collateral, including accrued interest, was $1,020,000,007.

Citigroup Global Markets, Inc.
800,000,000	5.310	12/01/23	$800,000,000
Maturity Value: $800,118,000

Collateralized by a U.S. Treasury Bond, 5.500%, due 08/15/28 and U.S. Treasury Notes, 1.000% to 4.375%, due 05/31/28 to 08/31/28. The aggregate market value of the collateral, including accrued interest, was $816,000,069.

1,229,000,000	5.310	12/01/23	$1,229,000,000
Maturity Value: $1,229,181,277

Collateralized by U.S. Treasury Bills, 0.000%, due 02/08/24 to 05/23/24 and a U.S. Treasury Note, 3.125%, due 08/15/25. The aggregate market value of the collateral, including accrued interest, was $1,253,580,004.

1,900,000,000	5.310	12/01/23	$1,900,000,000
Maturity Value: $1,900,280,250

Collateralized by a U.S. Treasury Inflation-Indexed Bond, 3.625%, due 04/15/28, a U.S. Treasury Inflation-Indexed Note, 1.250%, due 04/15/28 and U.S. Treasury Notes, 0.750% to 4.000%, due 01/31/28 to 05/31/28. The aggregate market value of the collateral, including accrued interest, was $1,938,000,048.

3,700,000,000	5.310	12/01/23	$3,700,000,000
Maturity Value: $3,700,545,750

Collateralized by U.S. Treasury Bonds, 6.125% to 6.375%, due 08/15/27 to 11/15/27, a U.S. Treasury Inflation-Indexed Bond, 1.750%, due 01/15/28, U.S. Treasury Inflation-Indexed Notes, 0.375% to 1.625%, due 07/15/27 to 01/15/28 and U.S. Treasury Notes, 0.375% to 4.125%, due 04/30/27 to 02/29/28. The aggregate market value of the collateral, including accrued interest, was $3,774,000,033.

850,000,000	5.320	12/05/23	$850,000,000
Maturity Value: $850,879,278

Collateralized by a U.S. Treasury Inflation-Indexed Bond, 3.625%, due 04/15/28 and U.S. Treasury Notes, 1.250% to 4.000%, due 04/30/28 to 06/30/28. The aggregate market value of the collateral, including accrued interest, was $867,000,054.

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Credit Agricole Corporate and Investment Bank
$150,000,000	5.260%	12/01/23	$150,000,000
Maturity Value: $150,021,917

Collateralized by U.S. Treasury Bonds, 1.875% to 6.750%, due 08/15/26 to 02/15/49, U.S. Treasury Inflation-Indexed Bonds, 0.125% to 3.375%, due 01/15/27 to 02/15/52, U.S. Treasury Inflation-Indexed Notes, 0.125%, due 07/15/24 to 10/15/26, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 02/15/32 to 08/15/36 and a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 02/15/43. The aggregate market value of the collateral, including accrued interest, was $152,999,999.

400,000,000	5.310	12/01/23	$400,000,000
Maturity Value: $400,059,000

Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.125% to 1.625%, due 04/15/26 to 01/15/32 and U.S. Treasury Notes, 0.750% to 5.000%, due 04/30/25 to 08/15/33. The aggregate market value of the collateral, including accrued interest, was $408,000,091.

800,000,000	5.310	12/01/23	$800,000,000
Maturity Value: $800,118,000

Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.125% to 1.625%, due 04/15/25 to 01/15/32 and U.S. Treasury Notes, 0.375% to 5.000%, due 12/31/24 to 08/15/33. The aggregate market value of the collateral, including accrued interest, was $816,000,011.

Daiwa Capital Markets America, Inc.
3,000,000,000	5.320	12/01/23	$3,000,000,000
Maturity Value: $3,000,443,333

Collateralized by Federal Farm Credit Bank, 4.875% to 5.790%, due 11/13/25 to 11/13/26, Federal Home Loan Bank, 0.000%, due 05/29/24, Federal Home Loan Mortgage Corp., 1.000% to 7.000%, due 08/11/28 to 12/01/53, Federal National Mortgage Association, 0.000% to 7.500%, due 03/01/28 to 12/01/53, Government National Mortgage Association, 0.000% to 7.000%, due 10/15/32 to 11/20/53, U.S. Treasury Bills, 0.000%, due 01/04/24 to 11/29/24, U.S. Treasury Bonds, 2.250% to 5.375%, due 02/15/31 to 05/15/53, a U.S. Treasury Floating Rate Note, 5.276%, due 04/30/24, U.S. Treasury Inflation-Indexed Notes, 0.750% to 1.625%, due 10/15/27 to 07/15/33, U.S. Treasury Notes, 0.250% to 4.875%, due 01/31/24 to 10/31/30 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 11/15/39 to 05/15/44. The aggregate market value of the collateral, including accrued interest, was $3,087,994,403.

Deutsche Bank Securities, Inc.
850,000,000	5.320	12/01/23	$850,000,000
Maturity Value: $850,125,611
Collateralized by U.S. Treasury Notes, 2.750% to 4.375%, due 11/30/28 to 08/15/32. The aggregate market value of the collateral, including accrued interest, was $867,000,058.
2,450,000,000	5.320	12/01/23	$2,450,000,000
Maturity Value: $2,450,362,056
Collateralized by U.S. Treasury Notes, 0.250% to 4.625%, due 06/30/24 to 08/15/33. The aggregate market value of the collateral, including accrued interest, was $2,499,000,005.

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Deutsche Bank Securities, Inc. – (continued)
$4,500,000,000	5.320%	12/01/23	$4,500,000,000
Maturity Value: $4,500,665,000

Collateralized by Federal Farm Credit Bank, 2.080% to 6.100%, due 02/09/29 to 07/27/33, Federal Home Loan Mortgage Corp., 6.000% to 6.500%, due 10/01/53 to 11/01/53, U.S. Treasury Bills, 0.000%, due 12/05/23 to 11/29/24, U.S. Treasury Bonds, 6.000% to 6.750%, due 02/15/26 to 08/15/26, U.S. Treasury Floating Rate Notes, 5.276% to 5.551%, due 01/31/24 to 10/31/25, a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/29 and U.S. Treasury Notes, 0.250% to 5.000%, due 12/31/23 to 11/15/33. The aggregate market value of the collateral, including accrued interest, and cash was $4,586,492,897.

Federal Reserve Bank of New York
31,600,000,000	5.300	12/01/23	$31,600,000,000
Maturity Value: $31,604,652,222

Collateralized by U.S. Treasury Bonds, 1.875% to 6.125%, due 11/15/27 to 05/15/52 and U.S. Treasury Notes, 0.625% to 4.125%, due 03/31/27 to 11/15/32. The aggregate market value of the collateral, including accrued interest, was $31,604,652,266.

Fixed Income Clearing Corporation
800,000,000	5.310	12/01/23	$800,000,000
Maturity Value: $800,118,000

Collateralized by U.S. Treasury Bonds, 3.000% to 4.000%, due 11/15/42 to 11/15/44 and U.S. Treasury Notes, 3.125% to 3.375%, due 02/15/43 to 05/15/44. The aggregate market value of the collateral, including accrued interest, was $816,000,064.

850,000,000	5.310	12/01/23	$850,000,000
Maturity Value: $850,125,375
Collateralized by a U.S. Treasury Bill, 0.000%, due 02/29/24. The market value of the collateral, including accrued interest, was $867,000,000.
1,650,000,000	5.310	12/01/23	$1,650,000,000
Maturity Value: $1,650,243,375

Collateralized by U.S. Treasury Bills, 2.000% to 4.000%, due 11/15/42 to 05/15/53 and U.S. Treasury Notes, 0.875% to 3.125%, due 02/15/47 to 02/15/51. The aggregate market value of the collateral, including accrued interest, was $1,683,000,083.

1,650,000,000	5.310	12/01/23	$1,650,000,000
Maturity Value: $1,650,243,375

Collateralized by a U.S. Treasury Bond, 3.875%, due 11/30/29 and U.S. Treasury Notes, 3.125% to 4.375%, due 08/31/29 to 11/30/30. The aggregate market value of the collateral, including accrued interest, was $1,683,000,050.

2,390,000,000	5.310	12/01/23	$2,390,000,000
Maturity Value: $2,390,352,525

Collateralized by U.S. Treasury Bills, 0.000%, due 05/30/24 to 11/29/24 and U.S. Treasury Notes, 0.125% to 1.750%, due 07/15/24 to 09/15/24. The aggregate market value of the collateral, including accrued interest, was $2,437,800,000.

2,400,000,000	5.310	12/01/23	$2,400,000,000
Maturity Value: $2,400,354,000

Collateralized by a U.S. Treasury Bond, 3.375%, due 08/15/42 and U.S. Treasury Notes, 1.875% to 4.625%, due 03/15/26 to 05/31/29. The aggregate market value of the collateral, including accrued interest, was $2,448,000,002.

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Fixed Income Clearing Corporation – (continued)
$5,900,000,000	5.310%	12/01/23	$5,900,000,000
Maturity Value: $5,900,870,250

Collateralized by U.S. Treasury Bonds, 1.125% to 4.500%, due 05/15/38 to 02/15/42 and U.S. Treasury Notes, 1.875% to 4.750%, due 08/15/33 to 05/15/42. The aggregate market value of the collateral, including accrued interest, was $6,018,000,000.

8,000,000,000	5.310	12/01/23	$8,000,000,000
Maturity Value: $8,001,180,000

Collateralized by U.S. Treasury Bonds, 4.375% to 4.750%, due 05/15/40 to 11/15/53, a U.S. Treasury Inflation-Indexed Bond, 1.750%, due 01/15/28 and U.S. Treasury Notes, 3.875% to 4.875%, due 10/31/28 to 08/15/33. The aggregate market value of the collateral, including accrued interest, was $8,160,000,081.

562,000,000	5.320	12/01/23	$562,000,000
Maturity Value: $562,083,051
Collateralized by U.S. Treasury Notes, 0.625% to 3.875%, due 04/30/25 to 05/15/30. The aggregate market value of the collateral, including accrued interest, was $573,240,000.
785,000,000	5.320	12/01/23	$785,000,000
Maturity Value: $785,116,006
Collateralized by a U.S. Treasury Bill, 0.000%, due 11/29/24. The market value of the collateral, including accrued interest, was $800,700,000.
3,050,000,000	5.320	12/01/23	$3,050,000,000
Maturity Value: $3,050,450,722

Collateralized by Federal Home Loan Mortgage Corp., 1.500% to 7.000%, due 01/01/27 to 11/01/53 and Federal National Mortgage Association, 0.000% to 8.000%, due 11/01/53 to 01/01/59. The aggregate market value of the collateral, including accrued interest, was $3,111,000,008.

575,000,000	5.340	12/01/23	$575,000,000
Maturity Value: $575,085,292
Collateralized by U.S. Treasury Notes, 2.625% to 4.625%, due 11/15/26 to 08/15/33. The aggregate market value of the collateral, including accrued interest, was $586,500,000.

HSBC Bank PLC
85,000,000	5.310	12/01/23	$85,000,000
Maturity Value: $85,012,538

Collateralized by U.S. Treasury Bonds, 3.625% to 4.000%, due 11/15/42 to 05/15/53, a U.S. Treasury Inflation-Indexed Bond, 3.875%, due 04/15/29, U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.500%, due 04/15/24 to 04/15/25, a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/27 and U.S. Treasury Notes, 0.250% to 3.875%, due 06/15/24 to 11/15/30. The aggregate market value of the collateral, including accrued interest, was $86,712,881.

1,650,000,000	5.320	12/04/23	$1,650,000,000
Maturity Value: $1,651,706,833

Collateralized by U.S. Treasury Bonds, 1.125% to 3.750%, due 05/15/40 to 08/15/52, U.S. Treasury Inflation-Indexed Bonds, 1.000% to 2.375%, due 01/15/25 to 02/15/49, U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.625%, due 04/15/25 to 07/15/32, a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/27 and U.S. Treasury Notes, 0.250% to 4.500%, due 05/15/24 to 08/15/32. The aggregate market value of the collateral, including accrued interest, was $1,683,994,858.

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

HSBC Bank PLC – (continued)
$850,000,000	5.330%	12/11/23	$850,000,000
Maturity Value: $860,319,475

Collateralized by U.S. Treasury Bonds, 2.250% to 4.000%, due 05/15/41 to 02/15/53, U.S. Treasury Inflation-Indexed Bonds, 0.625% to 3.875%, due 01/15/29 to 02/15/43, U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.500%, due 01/15/25 to 07/15/31, a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/27 and U.S. Treasury Notes, 0.250% to 4.125%, due 05/15/24 to 11/15/32. The aggregate market value of the collateral, including accrued interest, was $867,128,413.

850,000,000	5.330	12/11/23	$850,000,000
Maturity Value: $860,193,628

Collateralized by U.S. Treasury Bonds, 1.125% to 4.000%, due 05/15/40 to 08/15/52, U.S. Treasury Inflation-Indexed Bonds, 0.625% to 3.875%, due 04/15/29 to 02/15/48, U.S. Treasury Inflation-Indexed Notes, 0.250% to 1.625%, due 01/15/25 to 07/15/32 and U.S. Treasury Notes, 0.750% to 4.125%, due 11/15/24 to 11/15/32. The aggregate market value of the collateral, including accrued interest, was $867,128,396.

HSBC Securities (USA), Inc.
100,000,000	5.320	12/01/23	$100,000,000
Maturity Value: $100,014,778

Collateralized by Federal Farm Credit Bank, 1.730% to 3.700%, due 09/10/35 to 03/24/42, Federal Home Loan Bank, 3.950% to 5.000%, due 09/28/33 to 05/26/37, Federal Home Loan Mortgage Corp., 2.000% to 5.500%, due 01/01/33 to 05/01/53, Federal Home Loan Mortgage Corp. Stripped Security, 0.000%, due 07/15/29, Federal National Mortgage Association Stripped Securities, 0.000%, due 11/15/26 to 05/15/28, Government National Mortgage Association, 7.000%, due 10/20/53, Tennessee Valley Authority, 0.000%, due 06/15/35 to 01/15/38, U.S. Treasury Bills, 0.000%, due 01/04/24 to 10/31/24, U.S. Treasury Bonds, 2.000% to 3.125%, due 02/15/42 to 08/15/51 and a U.S. Treasury Inflation-Indexed Bond, 0.750%, due 02/15/42. The aggregate market value of the collateral, including accrued interest, was $102,266,854.

1,250,000,000	5.330	12/11/23	$1,250,000,000
Maturity Value: $1,462,089,647

Collateralized by Federal Farm Credit Bank, 2.780% to 3.360%, due 12/01/36 to 04/25/39, Federal Home Loan Bank, 3.375%, due 03/12/38, Federal Home Loan Mortgage Corp., 0.375% to 7.500%, due 09/23/25 to 12/01/53, Federal Home Loan Mortgage Corp. Stripped Security, 0.000%, due 07/15/32, Federal National Mortgage Association, 0.750% to 2.625%, due 09/06/24 to 01/01/51, Federal National Mortgage Association Stripped Securities, 0.000%, due 10/08/27 to 11/15/30, U.S. Treasury Bonds, 3.750% to 6.375%, due 08/15/27 to 08/15/41, a U.S. Treasury Floating Rate Note, 5.521%, due 10/31/25, a U.S. Treasury Inflation-Indexed Bond, 1.750%, due 01/15/28, U.S. Treasury Inflation-Indexed Notes, 0.125% to 2.375%, due 07/15/25 to 10/15/28 and a U.S. Treasury Note, 0.750%, due 01/31/28. The aggregate market value of the collateral, including accrued interest, was $1,277,611,934.

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

HSBC Securities (USA), Inc. – (continued)
$2,000,000,000	5.330%	12/11/23	$2,000,000,000
Maturity Value: $2,012,436,670

Collateralized by Federal Farm Credit Bank, 0.500% to 5.060%, due 07/26/24 to 08/24/46, Federal Home Loan Bank, 1.600% to 5.900%, due 05/14/30 to 09/25/45, Federal Home Loan Mortgage Corp., 0.000% to 7.500%, due 08/28/25 to 12/01/53, Federal Home Loan Mortgage Corp. Stripped Securities, 0.000%, due 01/15/25 to 03/15/31, Federal National Mortgage Association, 0.000% to 7.000%, due 07/02/24 to 11/01/53, Federal National Mortgage Association Stripped Securities, 0.000%, due 05/15/24 to 07/15/37, a U.S. Treasury Bill, 0.000%, due 04/25/24, U.S. Treasury Bonds, 2.750% to 7.625%, due 02/15/25 to 11/15/52, a U.S. Treasury Inflation-Indexed Bond, 1.000%, due 02/15/46, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 01/15/32, U.S. Treasury Notes, 0.500% to 4.375%, due 12/31/26 to 11/30/28 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 02/15/25 to 05/15/52. The aggregate market value of the collateral, including accrued interest, was $2,050,200,095.

Ing Financial Markets LLC
300,000,000	5.320	12/01/23	$300,000,000
Maturity Value: $300,044,333

Collateralized by Federal Home Loan Mortgage Corp., 3.500% to 6.500%, due 01/01/38 to 11/01/53 and Federal National Mortgage Association, 1.500% to 6.500%, due 10/01/29 to 08/01/56. The aggregate market value of the collateral, including accrued interest, was $306,000,004.

400,000,000	5.320	12/06/23	$400,000,000
Maturity Value: $400,413,778

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 6.000%, due 07/01/36 to 09/01/53, Federal National Mortgage Association, 1.500% to 6.500%, due 07/01/33 to 01/01/57 and a U.S. Treasury Note, 0.750%, due 05/31/26. The aggregate market value of the collateral, including accrued interest, was $408,000,025.

J.P. Morgan Securities LLC
11,000,000	5.310	12/01/23	$11,000,000
Maturity Value: $11,001,622
Collateralized by a U.S. Treasury Bill, 0.000%, due 10/03/24. The market value of the collateral, including accrued interest, was $11,221,671.
500,000,000	5.310	12/01/23	$500,000,000
Maturity Value: $500,073,750
Collateralized by U.S. Treasury Notes, 2.750% to 4.875%, due 08/31/25 to 09/15/26. The aggregate market value of the collateral, including accrued interest, was $510,075,251.
1,000,000,000	5.310	12/01/23	$1,000,000,000
Maturity Value: $1,000,147,500
Collateralized by U.S. Treasury Notes, 0.375% to 4.625%, due 01/15/25 to 07/31/28. The aggregate market value of the collateral, including accrued interest, was $1,020,150,490.

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

J.P. Morgan Securities LLC – (continued)
$500,000,000	5.320%	12/01/23	$500,000,000
Maturity Value: $500,073,889

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 6.500%, due 03/01/26 to 08/01/48 and Federal National Mortgage Association, 1.500% to 7.000%, due 10/01/30 to 09/01/57. The aggregate market value of the collateral, including accrued interest, was $515,076,108.

600,000,000	5.320	12/01/23	$600,000,000
Maturity Value: $600,088,667

Collateralized by Federal Home Loan Bank, 3.930% to 4.000%, due 06/06/33 to 07/11/33, Federal Home Loan Mortgage Corp., 0.000%, due 12/11/25 to 12/17/29, Federal National Mortgage Association, 3.500% to 6.500%, due 08/01/52 to 11/01/53 and Government National Mortgage Association, 2.000% to 8.500%, due 02/20/25 to 11/20/53. The aggregate market value of the collateral, including accrued interest, was $617,219,147.

Joint Account I
2,334,000,000	5.310	12/01/23	$2,334,000,000
Maturity Value: $2,334,344,265

Joint Account III
1,437,900,000	5.316	12/01/23	$1,437,900,000
Maturity Value: $1,438,112,317

Mizuho Securities USA LLC
100,000,000	5.320	12/01/23	$100,000,000
Maturity Value: $100,014,778
Collateralized by a U.S. Treasury Note, 1.375%, due 10/31/28. The market value of the collateral, including accrued interest, was $102,000,085.

Morgan Stanley Securities LLC
9,460,000,000	5.310	12/01/23	$9,460,000,000
Maturity Value: $9,461,395,350

Collateralized by Federal Home Loan Mortgage Corp., 1.500% to 7.500%, due 12/01/31 to 12/01/53 and Federal National Mortgage Association, 1.500% to 7.500%, due 07/01/24 to 06/01/62. The aggregate market value of the collateral, including accrued interest, was $9,649,200,002.

MUFG Securities Americas, Inc.
505,000,000	5.320	12/01/23	$505,000,000
Maturity Value: $505,074,628

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to 6.000%, due 09/01/24 to 10/01/53, Federal National Mortgage Association, 2.000% to 6.500%, due 01/01/24 to 11/01/53 and Government National Mortgage Association, 1.500% to 7.500%, due 10/15/27 to 11/20/53. The aggregate market value of the collateral, including accrued interest, was $520,150,005.

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Natixis-New York Branch
$1,025,000,000	5.310%	12/01/23	$1,025,000,000
Maturity Value: $1,025,151,188

Collateralized by U.S. Treasury Bonds, 1.125% to 6.375%, due 08/15/27 to 11/15/53, U.S. Treasury Inflation-Indexed Bonds, 0.125% to 3.625%, due 04/15/28 to 02/15/51, U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.625%, due 01/15/24 to 07/15/32, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 11/15/28 to 05/15/29 and U.S. Treasury Notes, 3.750% to 5.000%, due 02/28/25 to 09/30/30. The aggregate market value of the collateral, including accrued interest, was $1,045,500,017.

Nomura Securities International, Inc.
5,500,000,000	5.320	12/01/23	$5,500,000,000
Maturity Value: $5,500,812,778

Collateralized by Federal Farm Credit Bank, 2.625% to 5.505%, due 05/16/24 to 07/05/29, Federal Home Loan Bank, 0.375% to 5.800%, due 10/29/24 to 09/18/28, Federal Home Loan Mortgage Corp., 0.000% to 6.250%, due 01/24/25 to 11/15/38, Federal Home Loan Mortgage Corp. Stripped Securities, 0.000%, due 01/15/31 to 07/15/32, Federal National Mortgage Association, 0.000% to 6.625%, due 01/24/24 to 07/15/37, Federal National Mortgage Association Stripped Securities, 0.000%, due 05/29/26 to 07/15/37, Tennessee Valley Authority, 0.000% to 7.125%, due 05/15/25 to 09/15/65, U.S. Treasury Bills, 0.000%, due 02/15/24 to 11/29/24, U.S. Treasury Bonds, 1.250% to 4.750%, due 02/15/37 to 05/15/50, U.S. Treasury Floating Rate Notes, 5.276% to 5.551%, due 01/31/24 to 10/31/25, U.S. Treasury Inflation-Indexed Bonds, 0.125% to 3.375%, due 01/15/25 to 02/15/52, U.S. Treasury Inflation-Indexed Notes, 0.125% to 1.375%, due 07/15/25 to 07/15/33, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 02/15/24 to 11/15/53, U.S. Treasury Notes, 0.250% to 4.625%, due 12/31/23 to 02/15/32 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 08/15/24 to 11/15/53. The aggregate market value of the collateral, including accrued interest, was $5,610,000,023.

Norinchukin Bank (The)
412,000,000	5.340	12/05/23	$412,000,000
Maturity Value: $412,427,793

Collateralized by a U.S. Treasury Bond, 3.875%, due 02/15/43 and U.S. Treasury Notes, 0.625% to 0.875%, due 05/15/30 to 11/15/30. The aggregate market value of the collateral, including accrued interest, was $420,240,009.

Northwestern Mutual Life Insurance Company
63,910,000	5.330	12/01/23	$63,910,000
Maturity Value: $63,919,462
Collateralized by a U.S. Treasury Bond, 1.750%, due 08/15/41. The market value of the collateral, including accrued interest, was $65,188,200.
263,865,000	5.330	12/01/23	$263,865,000
Maturity Value: $263,904,067
Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/43. The market value of the collateral, including accrued interest, was $269,142,300.

The accompanying notes are an integral part of these financial statements.	21

FINANCIAL SQUARE GOVERNMENT FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Northwestern Mutual Life Insurance Company – (continued)
$338,380,000	5.330%	12/01/23	$338,380,000
Maturity Value: $338,430,099
Collateralized by a U.S. Treasury Note, 1.750%, due 06/30/24. The market value of the collateral, including accrued interest, was $345,147,600.

Prudential Insurance Company of America (The)
4,223,000	5.330	12/01/23	$4,223,000
Maturity Value: $4,223,625
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/37. The market value of the collateral, including accrued interest, was $4,307,460.
5,750,000	5.330	12/01/23	$5,750,000
Maturity Value: $5,750,851
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 02/15/31. The market value of the collateral, including accrued interest, was $5,865,000.
7,908,750	5.330	12/01/23	$7,908,750
Maturity Value: $7,909,921
Collateralized by a U.S. Treasury Note, 0.000%, due 05/15/26. The market value of the collateral, including accrued interest, was $8,066,925.
9,090,000	5.330	12/01/23	$9,090,000
Maturity Value: $9,091,346
Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/43. The market value of the collateral, including accrued interest, was $9,271,800.
13,523,750	5.330	12/01/23	$13,523,750
Maturity Value: $13,525,752
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/41. The market value of the collateral, including accrued interest, was $13,794,225.
14,630,000	5.330	12/01/23	$14,630,000
Maturity Value: $14,632,166
Collateralized by a U.S. Treasury Bond, 0.000%, due 02/15/44. The market value of the collateral, including accrued interest, was $14,922,600.
15,781,250	5.330	12/01/23	$15,781,250
Maturity Value: $15,783,587
Collateralized by a U.S. Treasury Bond, 0.000%, due 11/15/33. The market value of the collateral, including accrued interest, was $16,096,875.
16,245,000	5.330	12/01/23	$16,245,000
Maturity Value: $16,247,405
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 02/15/41. The market value of the collateral, including accrued interest, was $16,569,900.
16,293,750	5.330	12/01/23	$16,293,750
Maturity Value: $16,296,162
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/38. The market value of the collateral, including accrued interest, was $16,619,625.
16,375,000	5.330	12/01/23	$16,375,000
Maturity Value: $16,377,424
Collateralized by a U.S. Treasury Bond, 0.000%, due 02/15/33. The market value of the collateral, including accrued interest, was $16,702,500.

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Prudential Insurance Company of America (The) – (continued)
$16,562,500	5.330%	12/01/23	$16,562,500
Maturity Value: $16,564,952
Collateralized by a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/32. The market value of the collateral, including accrued interest, was $16,893,750.
17,307,500	5.330	12/01/23	$17,307,500
Maturity Value: $17,310,063
Collateralized by a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 02/15/43. The market value of the collateral, including accrued interest, was $17,653,650.
19,437,500	5.330	12/01/23	$19,437,500
Maturity Value: $19,440,378
Collateralized by a U.S. Treasury Bond, 0.000%, due 11/15/43. The market value of the collateral, including accrued interest, was $19,826,250.
22,050,000	5.330	12/01/23	$22,050,000
Maturity Value: $22,053,265
Collateralized by a U.S. Treasury Bond, 0.000%, due 08/15/43. The market value of the collateral, including accrued interest, was $22,491,000.
22,562,500	5.330	12/01/23	$22,562,500
Maturity Value: $22,565,841
Collateralized by a U.S. Treasury Bond, 0.000%, due 02/15/35. The market value of the collateral, including accrued interest, was $23,013,750.
24,750,000	5.330	12/01/23	$24,750,000
Maturity Value: $24,753,664
Collateralized by a U.S. Treasury Note, 0.000%, due 08/15/36. The market value of the collateral, including accrued interest, was $25,245,000.
29,187,500	5.330	12/01/23	$29,187,500
Maturity Value: $29,191,821
Collateralized by a U.S. Treasury Bond, 1.875%, due 02/15/51. The market value of the collateral, including accrued interest, was $29,771,250.
32,512,500	5.330	12/01/23	$32,512,500
Maturity Value: $32,517,314
Collateralized by a U.S. Treasury Bond, 2.750%, due 08/15/47. The market value of the collateral, including accrued interest, was $33,162,750.
70,250,000	5.330	12/01/23	$70,250,000
Maturity Value: $70,260,401
Collateralized by a U.S. Treasury Bond, 2.500%, due 02/15/45. The market value of the collateral, including accrued interest, was $71,655,000.
91,500,000	5.330	12/01/23	$91,500,000
Maturity Value: $91,513,547
Collateralized by a U.S. Treasury Bond, 2.875%, due 08/15/45. The market value of the collateral, including accrued interest, was $93,330,000.
151,500,000	5.330	12/01/23	$151,500,000
Maturity Value: $151,522,430
Collateralized by a U.S. Treasury Bond, 3.000%, due 08/15/52. The market value of the collateral, including accrued interest, was $154,530,000.

22	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE GOVERNMENT FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Royal Bank of Canada
$1,885,700,000	5.500	%(d)	02/29/24	$1,885,700,000
Maturity Value: $1,938,421,037

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to 6.500%, due 07/01/42 to 11/01/53 and Federal National Mortgage Association, 2.000% to 7.500%, due 09/01/30 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $1,923,414,016.

1,885,700,000	5.500	(d)	02/29/24	$1,885,700,000
Maturity Value: $1,938,132,944

Collateralized by Federal Home Loan Mortgage Corp., 0.000% to 6.500%, due 09/01/26 to 11/01/53 and Federal National Mortgage Association, 1.500% to 8.500%, due 12/01/25 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $1,923,414,005.

1,886,000,000	5.500	(d)	03/07/24	$1,886,000,000
Maturity Value: $1,938,441,285
Collateralized by Federal National Mortgage Association, 2.000% to 7.000%, due 12/01/32 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $1,923,720,002.
1,886,000,000	5.500	(d)	03/07/24	$1,886,000,000
Maturity Value: $1,938,153,146

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 7.000%, due 09/01/25 to 11/01/53 and Federal National Mortgage Association, 2.000% to 8.000%, due 11/01/25 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $1,923,720,010.

Societe Generale
500,000,000	5.320		12/01/23	$500,000,000
Maturity Value: $500,073,889

Collateralized by Federal Home Loan Mortgage Corp., 4.000%, due 07/01/52 and Government National Mortgage Association, 1.500% to 7.500%, due 05/20/28 to 11/20/53. The aggregate market value of the collateral, including accrued interest, was $515,000,001.

Sumitomo Mitsui Banking Corporation
3,700,000,000	5.310		12/01/23	$3,700,000,000
Maturity Value: $3,700,545,750
Collateralized by U.S. Treasury Notes, 0.500% to 4.625%, due 02/29/24 to 08/15/33. The aggregate market value of the collateral, including accrued interest, was $3,774,556,702.

Wells Fargo Securities, LLC
800,000,000	5.310		12/01/23	$800,000,000
Maturity Value: $800,118,000
Collateralized by Government National Mortgage Association, 1.500% to 7.000%, due 08/20/28 to 11/20/53. The aggregate market value of the collateral, including accrued interest, was $824,000,004.

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Wells Fargo Securities, LLC – (continued)
$1,980,000,000	5.320%	12/07/23	$1,980,000,000
Maturity Value: $1,982,048,200
Collateralized by Federal National Mortgage Association, 1.500% to 7.500%, due 06/01/24 to 01/01/59. The aggregate market value of the collateral, including accrued interest, was $2,039,400,003.

TOTAL REPURCHASE AGREEMENTS
(Cost $140,109,995,496)			$140,109,995,496

TOTAL INVESTMENTS - 99.5%			$250,414,482,604

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%			1,354,484,946

NET ASSETS - 100.0%			$251,768,967,550

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2023.
(b)	All or a portion represents a forward commitment.
(c)	Unless noted, all repurchase agreements were entered into on November 30, 2023. Additional information on Joint Repurchase Agreement Account I and III appears in the Additional Investment Information section.
(d)	The instrument is subject to a demand feature

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
FEDL01	—US Federal Funds Effective Rate
MMY	—Money Market Yield
PLC	—Public Limited Company
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	23

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Commercial Paper and Corporate Obligations – 32.5%

Albion Capital LLC
$2,560,000	5.353%		12/01/23	$2,559,618
18,636,000	5.704		12/22/23	18,574,033
3,822,000	5.762		01/22/24	3,791,161
13,648,000	5.760		02/20/24	13,477,788
13,659,000	5.750		02/28/24	13,472,213
Atlantic Asset Securitization LLC
8,021,000	5.656		12/01/23	8,019,814
10,000,000	5.383		12/20/23	9,970,241
3,571,000	5.679		01/30/24	3,537,710
557,000	5.699		01/30/24	551,807
35,000,000	5.750		02/06/24	34,635,507
Barclays Bank PLC-New York Branch
22,000,000	5.361		12/01/23	21,996,775
Bon Secours Mercy Health, Inc.
32,875,000	5.403		12/20/23	32,775,644
Cabot Trail Funding LLC
4,339,000	5.834	(a)	02/09/24	4,291,651
8,222,000	5.845		02/22/24	8,115,103
21,346,000	5.655		03/26/24	20,959,501
Cafco, LLC
2,655,000	5.625		03/18/24	2,610,746
Caisse D’Amortissement De La Dette Sociale
37,512,000	5.675		01/16/24	37,248,814
21,191,000	5.731		02/13/24	20,950,615
Charta, LLC
2,612,000	5.625		03/18/24	2,568,363
Chesham Finance Limited - Series V
8,750,000	5.331		12/01/23	8,748,704
Chesham Finance Limited/Chesham Finance LLC - Series VI
19,000,000	5.331		12/01/23	18,997,187
35,000,000	5.332	(b)	12/04/23	34,979,267
Dexia Credit Local
13,148,000	5.677		12/19/23	13,110,836
2,644,000	5.947		02/12/24	2,614,416
Equitable Short Term Funding LLC
17,471,000	5.663		02/16/24	17,265,756
Gotham Funding Corp.
6,078,000	5.654		12/05/23	6,073,497
1,215,000	5.772		02/05/24	1,202,547
2,430,000	5.783		02/05/24	2,405,095
6,495,000	5.825		02/15/24	6,418,357
10,722,000	5.773		02/21/24	10,585,471
27,830,000	5.578	(b)	03/01/24	27,436,719
5,036,000	5.655		03/20/24	4,949,983
Great Bear Funding LLC
10,000,000	5.331		12/01/23	9,998,521
12,000,000	5.346		12/06/23	11,989,309
ING (U.S.) Funding LLC
1,545,000	5.737		12/14/23	1,541,789
9,858,000	5.956		04/01/24	9,673,574
Korea Development Bank
5,406,000	5.732		12/27/23	5,384,214
Liberty Street Funding LLC
23,979,000	5.554		02/23/24	23,666,662
14,589,000	5.548		02/28/24	14,387,672
Lloyds Bank PLC
13,824,000	5.563		03/05/24	13,620,835

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – (continued)

LMA-Americas LLC
$4,241,000	5.645%	12/01/23	$4,240,369
2,534,000	5.724	01/08/24	2,519,000
2,309,000	5.865	01/12/24	2,293,901
1,946,000	5.735	02/01/24	1,927,188
8,432,000	5.593	02/14/24	8,333,359
1,948,000	5.830	02/21/24	1,923,071
3,700,000	5.799	02/22/24	3,652,068
12,842,000	5.588	02/27/24	12,665,522
Manhattan Asset Funding Company LLC
3,634,000	5.778	02/21/24	3,587,701
Mitsubishi UFJ Trust and Banking Corporation-New York Branch
15,074,000	5.767	02/05/24	14,918,914
Mizuho Bank, Ltd.-Singapore Branch
13,236,000	5.794	01/08/24	13,158,024
3,783,000	5.807	01/09/24	3,760,134
Mont Blanc Capital Corp.
4,815,000	5.658	12/15/23	4,804,267
Nederlandse Waterschapsbank N.V.
27,983,000	5.484	02/26/24	27,618,504
Old Line Funding, LLC
2,000,000	5.784	12/04/23	1,998,817
15,657,000	5.717	02/12/24	15,475,567
15,422,000	5.558	03/01/24	15,204,063
Protective Life Short Term Funding, LLC
16,000,000	5.447	12/12/23	15,970,847
Pure Grove Funding
4,254,000	5.864	02/05/24	4,210,685
Royal Bank of Canada
15,207,000	5.548	02/28/24	15,000,565
Sanofi
11,148,000	5.601	12/28/23	11,101,722
Santander UK PLC
9,632,000	5.577	02/14/24	9,519,050
Sheffield Receivables Company LLC
19,535,000	5.733	02/06/24	19,330,577
6,608,000	5.640	02/14/24	6,530,716
Starbird Funding Corp.
5,350,000	5.848	02/13/24	5,288,865
1,665,000	5.830	02/16/24	1,645,188
Thunder Bay Funding, LLC
15,657,000	5.717	02/12/24	15,476,929
Toronto-Dominion Bank (The)
24,315,000	5.548	02/28/24	23,984,620
UBS AG-London Branch
8,608,000	5.833	12/06/23	8,600,333
11,808,000	6.019	03/04/24	11,636,485
Victory Receivables Corporation
2,123,000	5.840	02/02/24	2,102,227
2,430,000	5.797	02/09/24	2,403,588
4,988,000	5.799	02/09/24	4,933,786
15,137,000	5.814	02/14/24	14,960,731
20,000,000	5.747	02/15/24	19,763,995
23,867,000	5.577	02/28/24	23,537,039

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS (Cost $859,306,340)			$859,235,932

24	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Certificate of Deposit - 2.0%

Bank of America, National Association
$15,237,000	5.740%		02/09/24	$15,241,740
16,216,000	5.850		02/28/24	16,227,856
8,369,000	5.820		03/25/24	8,373,620
Citibank, National Association
14,100,000	5.780		03/07/24	14,104,252

TOTAL CERTIFICATE OF DEPOSIT (Cost $53,922,000)				$53,947,468

Certificate of Deposit-Eurodollar - 1.1%

Mitsubishi UFJ Trust and Banking Corporation-London Branch
13,000,000	5.750		01/12/24	12,912,065
16,000,000	5.700		02/27/24	15,769,081

TOTAL CERTIFICATE OF DEPOSIT-EURODOLLAR (Cost $28,694,699)				$28,681,146

Certificate of Deposit-Yankeedollar - 3.3%

Banco Santander, S.A.-New York Branch
13,659,000	5.880		03/05/24	13,668,338
Credit Agricole Corporate and Investment Bank-New York Branch
13,336,000	5.740		02/08/24	13,343,868
4,881,000	5.800		03/28/24	4,884,130
Lloyds Bank Corporate Markets PLC
2,636,000	5.520		12/14/23	2,635,912
MUFG Bank, Ltd.
9,968,000	5.640		12/01/23	9,968,077
MUFG Bank, Ltd.-New York Branch
19,341,000	5.600		12/04/23	19,341,537
Sumitomo Mitsui Banking Corp.-New York Branch
24,182,000	5.740		02/07/24	24,190,320

TOTAL CERTIFICATE OF DEPOSIT-YANKEEDOLLAR (Cost $88,002,734)				$88,032,182

Medium Term Notes - 0.3%

Citibank, National Association
1,500,000	5.804		01/23/24	1,495,682
609,000	5.837		01/23/24	607,247
2,474,000	5.943		01/23/24	2,466,878
Toyota Motor Credit Corp.
2,431,000	5.787		01/11/24	2,417,718

TOTAL MEDIUM TERM NOTES (Cost $6,985,368)				$6,987,525

Time Deposits - 10.9%

Banco Santander, S.A.-New York Branch
90,000,000	5.310		12/01/23	90,000,000
Credit Industriel Et Commercial
40,000,000	5.320		12/01/23	40,000,578
Erste Group Bank AG-New York Branch
94,000,000	5.320		12/01/23	94,000,000
First Abu Dhabi Bank USA N.V.
40,000,000	5.320		12/01/23	40,000,000
Skandinaviska Enskilda Banken AB - New York Branch
25,000,000	5.310		12/01/23	25,000,354

TOTAL TIME DEPOSITS (Cost $289,000,000)				$289,000,932

U.S. Government Agency Obligations - 8.4%

Federal Farm Credit Bank (SOFR + 0.140%)
2,036,000	5.452	(c)	11/26/24	2,035,870
1,832,000	5.453	(c)	11/26/24	1,831,883

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Government Agency Obligations – (continued)

Federal Farm Credit Bank (SOFR + 0.180%)
$5,190,000	5.490	%(c)	12/19/24	$5,191,631
Federal Farm Credit Bank (SOFR + 0.190%)
12,700,000	5.500	(c)	12/27/24	12,703,921
Federal Farm Credit Banks Funding Corp. (SOFR + 0.115%)
239,000	5.505	(c)	12/03/24	239,007
Federal Farm Credit Banks Funding Corp. (SOFR + 0.200%)
103,000	5.590	(c)	12/05/24	103,073
Federal Home Loan Bank
15,415,000	5.540		04/24/24	15,402,168
15,330,000	5.330		04/26/24	15,323,671
28,805,000	5.300		05/17/24	28,774,508
42,220,000	5.350		05/20/24	42,207,932
13,305,000	5.370		05/21/24	13,297,129
19,990,000	5.300		05/22/24	19,966,563
5,320,000	5.360		06/11/24	5,316,907
3,325,000	5.375		06/11/24	3,323,258
5,990,000	5.490		07/15/24	5,983,874
6,010,000	5.520		07/15/24	6,007,543
Federal Home Loan Bank (SOFR + 0.120%)
800,000	5.430	(c)	01/03/25	799,962
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.000%)
4,000,000	5.540	(c)	09/30/27	4,000,000
2,192,308	5.540	(c)	06/20/28	2,192,308
4,760,909	5.540	(c)	11/15/28	4,760,909
9,285,714	5.540	(c)	03/15/30	9,285,714
6,888,889	5.540	(c)	08/15/31	6,888,889
U.S. International Development Finance Corp. (3 Mo. U.S. Treasury Bill Yield + 0.000%)
9,433,962	5.550	(c)	01/15/30	9,433,962

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $215,170,752)				$215,070,682

U.S. Treasury Obligations - 8.3%

U.S. Treasury Floating Rate Notes (3 Mo. U.S. T-Bill MMY + 0.169%)
3,559,800	5.521	(c)	04/30/25	3,561,894
United States Treasury Bills
336,200	5.458		12/21/23	335,217
195,000	5.459		12/21/23	194,430
3,719,600	5.462		12/21/23	3,708,722
1,120,100	5.464		12/21/23	1,116,824
1,994,200	5.422		12/26/23	1,986,891
205,800	5.438		12/26/23	205,046
2,130,900	5.443		12/26/23	2,123,089
5,487,300	5.380		01/02/24	5,461,545
3,284,400	5.390		01/02/24	3,268,985
5,097,000	5.402		01/02/24	5,073,077
1,245,500	5.408		01/02/24	1,239,654
446,100	5.480		01/04/24	443,880
18,800	5.386		01/23/24	18,654
411,900	5.457		01/25/24	408,578
98,600	5.458		01/25/24	97,805
358,900	5.515		02/06/24	355,393
61,500	5.519		02/06/24	60,899
2,781,500	5.526		02/06/24	2,754,321
834,800	5.510		02/13/24	825,795
19,114,700	5.527		02/13/24	18,908,519

The accompanying notes are an integral part of these financial statements.	25

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)

$1,207,200	5.472%		02/27/24	$1,191,759
166,800	5.496		02/27/24	164,666
44,200	5.499		02/27/24	43,635
19,630,400	5.506		02/27/24	19,379,316
189,200	5.508		02/27/24	186,780
209,500	5.463		03/12/24	206,387
3,708,100	5.501		03/21/24	3,648,332
27,114,100	5.580		04/04/24	26,621,904
7,553,100	5.558		05/02/24	7,387,348
2,549,600	5.480		05/09/24	2,491,087
185,800	5.490		05/09/24	181,536
1,674,300	5.490		05/09/24	1,635,875
3,529,200	5.504		05/16/24	3,444,669
5,768,400	5.439		05/23/24	5,624,160
2,911,600	5.461		05/23/24	2,838,795
27,071,500	5.463		05/23/24	26,394,570
17,000,000	5.490		09/05/24	16,347,640
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.125%)
57,836,700	5.482	(c)	07/31/25	57,798,979
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.170%)
1,668,000	5.520	(c)	10/31/25	1,666,994

TOTAL U.S. TREASURY OBLIGATIONS (Cost $229,324,970)				$229,403,650

Variable Rate Municipal Debt Obligations - 3.8%a

Alaska Housing Finance Corp.
1,475,000	5.370	(d)	12/01/44	1,475,000
Colorado Housing and Finance Authority
2,625,000	5.350	(d)	05/01/43	2,625,000
5,695,000	5.350	(d)	11/01/50	5,695,000
7,335,000	5.350	(d)	05/01/51	7,335,000
Maricopa County Industrial Development Authority
15,830,000	5.330	(d)	01/01/56	15,830,000
Nuveen Credit Strategies Income Fund
3,000,000	5.500	(a)(c)	08/15/24	3,000,000
16,000,000	5.530	(a)(c)	07/01/32	16,000,000
Nuveen Preferred & Income Opportunities Fund
17,000,000	5.530	(a)(c)	07/01/32	17,000,000
Rhode Island Housing & Mortgage Finance Corp.
10,525,000	5.350	(d)	10/01/53	10,525,000
SSM Health Care Corp.
18,915,000	5.330	(d)	06/01/53	18,915,000
State of Texas
5,000,000	5.400	(d)	12/01/54	5,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS (Cost $103,400,000)				$103,400,000

Variable Rate Obligations - 6.2%

Barclays Bank PLC-New York Branch (SOFR + 0.270%)
24,606,000	5.590	(c)	12/01/23	24,606,000
Barclays US CCP Funding LLC
5,068,000	5.630		12/07/23	5,068,208
Bedford Row Funding Corp. (SOFR + 0.43%)
4,481,000	5.740	(a)(c)	01/22/24	4,482,535
BNP Paribas-New York Branch (SOFR + 0.200%)
25,455,000	5.510	(c)	12/04/23	25,455,482
ING (U.S.) Funding LLC (SOFR + 0.36%)
9,872,000	5.680	(a)(c)	02/16/24	9,875,128

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)

J.P. Morgan Securities LLC (SOFR + 0.59%)
$5,384,000	5.910	%(a)(c)	03/15/24	$5,389,437
J.P. Morgan Securities LLC (SOFR + 0.61%)
4,728,000	5.930	(a)(c)	10/21/24	4,729,271
J.P. Morgan Securities LLC (SOFR + 0.65%)
3,986,000	5.970	(a)(c)	06/07/24	3,991,144
Lloyds Bank PLC
11,879,000	5.630		12/21/23	11,880,674
Matchpoint Finance Public Limited Company
4,139,000	5.770		12/01/23	4,139,045
Old Line Funding, LLC (SOFR + 0.37%)
7,261,000	5.690	(a)(c)	04/08/24	7,260,978
Old Line Funding, LLC (SOFR + 0.40%)
10,177,000	5.720	(a)(c)	05/06/24	10,176,969
Ridgefield Funding Company, LLC (SOFR + 0.23%)
6,673,000	5.540	(a)(c)	12/01/23	6,673,033
Royal Bank of Canada
3,000,000	5.660		12/01/23	3,000,020
Starbird Funding Corp. (SOFR + 0.22%)
10,000,000	5.530	(a)(c)	12/08/23	10,000,407
Sumitomo Mitsui Banking Corp.-New York Branch (SOFR + 0.470%)
411,000	5.780	(c)	01/09/24	411,122
Toronto-Dominion Bank (The)
7,381,000	5.840		02/28/24	7,387,149
Toronto-Dominion Bank (The) (SOFR + 0.48%)
2,810,000	5.800	(a)(c)	05/09/24	2,811,532
UBS AG-London Branch (SOFR + 0.28%)
4,106,000	5.590	(a)(c)	12/01/23	4,106,000
Wells Fargo Bank, National Association (SOFR + 0.500%)
1,876,000	5.810	(c)	05/14/24	1,877,434

TOTAL VARIABLE RATE OBLIGATIONS (Cost $153,293,016)				$153,321,568

Repurchase Agreements(e) - 24.5%

BNP Paribas
6,000,000	5.400		12/01/23	$6,000,000
Maturity Value: $6,000,900

Collateralized by mortgage-backed obligations, 9.079% to 13.593%, due 12/25/42 to 01/25/50 and various corporate security issuers, 1.794% to 9.250%, due 02/01/25 to 03/22/61. The aggregate market value of the collateral, including accrued interest, was $6,412,527.

20,000,000	5.490	(d)	12/11/23	$20,000,000
Maturity Value: $22,238,700
Settlement Date: 12/07/21

Collateralized by various asset-backed obligations, 5.747% to 8.241%, due 01/25/33 to 10/30/53 and various corporate security issuers, 2.528% to 11.000%, due 06/15/24 to perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $22,294,478.

26	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Repurchase Agreements(e) – (continued)

BNP Paribas – (continued)
$10,000,000	5.490	%(f)	02/29/24	$10,000,000
Maturity Value: $10,279,075
Settlement Date: 08/30/23

Collateralized by Federal Home Loan Mortgage Corp., 3.000% to 5.500%, due 01/01/47 to 09/01/53, Federal National Mortgage Association, 2.000% to 6.500%, due 06/01/36 to 07/01/53, Government National Mortgage Association, 5.000% to 7.000%, due 01/15/39 to 06/20/53, U.S. Treasury Bonds, 2.250% to 4.000%, due 05/15/41 to 11/15/52, a U.S. Treasury Floating Rate Note, 5.388%, due 07/31/24, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 08/15/27 to 02/15/50, U.S. Treasury Notes, 0.250% to 4.000%, due 09/30/25 to 04/30/29 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 08/15/44 to 08/15/47. The aggregate market value of the collateral, including accrued interest, was $ 10,201,505.

BofA Securities, Inc.
25,000,000	5.420		12/05/23	$25,000,000
Maturity Value: $25,026,347
Collateralized by various corporate security issuers, 3.375% to 13.500%, due 02/01/24 to 12/31/79. The aggregate market value of the collateral, including accrued interest, was $ 27,440,854.
15,000,000	5.400		12/06/23	$15,000,000
Maturity Value: $15,015,750
Collateralized by various corporate security issuers, 0.000%, due 12/01/23 to 05/31/24. The aggregate market value of the collateral, including accrued interest, was $ 15,300,004.

Fixed Income Clearing Corporation
100,000,000	5.310		12/01/23	$99,999,750
Maturity Value: $100,014,750
Collateralized by a U.S. Treasury Note, 3.875%, due 12/31/27. The market value of the collateral, including accrued interest, was $102,000,078.
6,000,000	5.340		12/01/23	$6,000,000
Maturity Value: $6,000,890
Collateralized by a U.S. Treasury Note, 4.625%, due 11/15/26. The market value of the collateral, including accrued interest, was $6,120,000.

J.P. Morgan Securities LLC
50,000,000	5.540	(f)	01/22/24	$50,000,000
Maturity Value: $50,692,500
Settlement Date: 10/24/23
Collateralized by various corporate security issuers, 3.000% to 10.500%, due 05/15/24 to perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $55,253,918.

Joint Account III
100,000,000	5.316		12/01/23	$99,999,765
Maturity Value: $100,014,766

Mizuho Securities USA LLC
18,000,000	5.420		12/01/23	$18,000,010
Maturity Value: $18,002,710
Collateralized by municipal debt obligations, 4.000% to 5.375%, due 12/01/37 to 10/15/57. The aggregate market value of the collateral, including accrued interest, was $18,901,582.

Principal Amount	Interest Rate		Maturity Date	Value

Repurchase Agreements(e) – (continued)

Morgan Stanley Securities LLC
$105,000,000	5.310%		12/01/23	$104,999,737
Maturity Value: $105,015,487

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 7.000%, due 03/01/51 to 11/01/53 and Federal National Mortgage Association, 2.000% to 7.000%, due 01/01/51 to 12/01/53. The aggregate market value of the collateral, including accrued interest, was $107,100,316.

RBC Capital Markets LLC
48,000,000	5.420		12/01/23	$48,000,026
Maturity Value: $48,007,227

Collateralized by various asset-backed obligation, 5.210%, due 07/15/27 and various corporate security issuers, 0.000% to 6.850%, due 01/09/24 to 11/15/53. The aggregate market value of the collateral, including accrued interest, was $50,553,794.

Royal Bank of Canada
19,900,000	5.500	(f)	02/29/24	$19,900,000
Maturity Value: $20,456,371
Settlement Date: 08/30/23
Collateralized by Federal National Mortgage Association, 2.000% to 6.000%, due 10/01/45 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $20,298,002.
19,900,000	5.500	(f)	02/29/24	$19,900,000
Maturity Value: $20,453,331
Settlement Date: 08/31/23
Collateralized by Federal National Mortgage Association, 2.500% to 6.000%, due 10/01/45 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $20,298,000.
20,000,000	5.500	(f)	03/07/24	$20,000,000
Maturity Value: $20,556,111
Settlement Date: 09/07/23
Collateralized by Federal National Mortgage Association, 2.500% to 6.000%, due 09/01/45 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $20,400,001.
20,000,000	5.500	(f)	03/07/24	$20,000,000
Maturity Value: $20,553,056
Settlement Date: 09/08/23

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 6.000%, due 06/01/41 to 11/01/53 and Federal National Mortgage Association, 2.500% to 6.500%, due 07/01/41 to 10/01/53. The aggregate market value of the collateral, including accrued interest, was $20,400,000.

Societe Generale
57,000,000	5.430		12/01/23	$57,000,047
Maturity Value: $57,008,597
Collateralized by various sovereign debt security issuers, 8.875% to 9.375%, due 04/15/24 to 03/14/29. The aggregate market value of the collateral, including accrued interest, was $62,700,270.

TOTAL REPURCHASE AGREEMENTS (Cost $639,800,000)				$639,799,335

TOTAL INVESTMENTS - 101.3% (Cost $2,666,899,879)				$2,666,880,420

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%				(32,927,352)

NET ASSETS - 100.0%				$2,633,953,068

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.	27

FINANCIAL SQUARE MONEY MARKET FUND

Schedule of Investments (continued) November 30, 2023

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion represents a forward commitment.
(c)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2023.

(d)

Rate shown is that which is in effect on November 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)

Unless noted, all repurchase agreements were entered into on November 30, 2023. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(f)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

28	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Commercial Paper and Corporate Obligations - 31.5%

Albion Capital LLC
$2,778,000	5.353%		12/01/23	$2,777,585
20,710,000	5.704		12/22/23	20,641,137
4,237,000	5.762		01/22/24	4,202,813
14,445,000	5.760		02/20/24	14,264,848
14,821,000	5.750		02/28/24	14,618,323
Antalis
8,452,000	5.844		02/01/24	8,370,694
Atlantic Asset Securitization LLC
8,288,000	5.656		12/01/23	8,286,775
20,000,000	5.383		12/20/23	19,940,481
4,215,000	5.679		01/30/24	4,175,707
657,000	5.699		01/30/24	650,875
Barclays Bank PLC-New York Branch
25,000,000	5.361		12/01/23	24,996,335
Bon Secours Mercy Health, Inc.
35,200,000	5.403		12/20/23	35,093,618
Brighthouse Financial Short Term Funding, LLC
2,135,000	5.655		12/05/23	2,133,415
Cabot Trail Funding LLC
4,429,000	5.834	(a)	02/09/24	4,380,669
7,807,000	5.845		02/22/24	7,705,499
22,645,000	5.655		03/26/24	22,234,981
Caisse D’Amortissement De La Dette Sociale
43,940,000	5.675		01/16/24	43,631,714
24,850,000	5.731		02/13/24	24,568,108
Chesham Finance Limited - Series V
10,750,000	5.331		12/01/23	10,748,408
Chesham Finance Limited/Chesham Finance LLC - Series VI
21,000,000	5.331		12/01/23	20,996,891
42,000,000	5.332	(b)	12/04/23	41,975,120
Dexia Credit Local
13,691,000	5.677		12/19/23	13,652,301
3,332,000	5.947		02/12/24	3,294,718
Equitable Short Term Funding LLC
9,351,000	5.663		02/16/24	9,241,148
Gotham Funding Corp.
5,684,000	5.655		12/01/23	5,683,160
4,417,000	5.769		12/01/23	4,416,347
2,424,000	5.790		12/01/23	2,423,642
6,328,000	5.654		12/05/23	6,323,312
1,352,000	5.772		02/05/24	1,338,143
2,703,000	5.783		02/05/24	2,675,297
7,506,000	5.825		02/15/24	7,417,427
11,569,000	5.773		02/21/24	11,421,685
29,488,000	5.578	(b)	03/01/24	29,071,289
5,559,000	5.655		03/20/24	5,464,050
Great Bear Funding LLC
12,000,000	5.331		12/01/23	11,998,225
12,000,000	5.346		12/06/23	11,989,309
ING (U.S.) Funding LLC
3,314,000	5.737		12/14/23	3,307,112
9,958,000	5.956		04/01/24	9,771,703
Korea Development Bank
6,329,000	5.732		12/27/23	6,303,494
Liberty Street Funding LLC
26,021,000	5.554		02/23/24	25,682,064
15,411,000	5.548		02/28/24	15,198,328

Principal Amount	Interest Rate	Maturity Date	Value

Commercial Paper and Corporate Obligations – (continued)

LMA-Americas LLC
$4,713,000	5.645%	12/01/23	$4,712,299
18,666,000	5.724	01/08/24	18,555,510
3,115,000	5.865	01/12/24	3,094,630
2,221,000	5.735	02/01/24	2,199,530
8,918,000	5.593	02/14/24	8,813,674
2,299,000	5.830	02/21/24	2,269,579
4,366,000	5.799	02/22/24	4,309,440
Manhattan Asset Funding Company LLC
16,559,000	5.712	01/30/24	16,405,184
4,288,000	5.778	02/21/24	4,233,369
30,000,000	5.525	02/28/24	29,584,500
Mitsubishi UFJ Trust and Banking Corporation-New York Branch
10,049,000	5.767	02/05/24	9,945,613
Mizuho Bank, Ltd.-Singapore Branch
14,960,000	5.794	01/08/24	14,871,868
4,203,000	5.807	01/09/24	4,177,595
Mont Blanc Capital Corp.
5,441,000	5.658	12/15/23	5,428,871
Nederlandse Waterschapsbank N.V.
29,560,000	5.484	02/26/24	29,174,962
Old Line Funding, LLC
8,000,000	5.784	12/04/23	7,995,270
16,390,000	5.717	02/12/24	16,200,073
16,734,000	5.558	03/01/24	16,497,523
Protective Life Short Term Funding, LLC
17,000,000	5.447	12/12/23	16,969,025
Pure Grove Funding
13,171,000	5.794	12/05/23	13,161,242
6,381,000	5.634	02/05/24	6,316,028
5,512,000	5.864	02/05/24	5,455,876
Royal Bank of Canada
16,065,000	5.548	02/28/24	15,846,918
Sanofi
13,072,000	5.601	12/28/23	13,017,735
Santander UK PLC
10,453,000	5.577	02/14/24	10,330,423
Sheffield Receivables Company LLC
4,922,000	5.665	12/22/23	4,905,753
8,348,000	5.680	12/22/23	8,320,444
10,225,000	5.733	02/06/24	10,118,001
6,991,000	5.640	02/14/24	6,909,236
Starbird Funding Corp.
2,588,000	5.848	02/13/24	2,558,427
1,631,000	5.830	02/16/24	1,611,592
Thunder Bay Funding, LLC
16,391,000	5.717	02/12/24	16,202,487
Toronto-Dominion Bank (The)
25,685,000	5.548	02/28/24	25,336,005
UBS AG-London Branch
11,893,000	5.833	12/06/23	11,882,407
15,464,000	6.019	03/04/24	15,239,380
Victory Receivables Corporation
2,751,000	5.840	02/02/24	2,724,082
2,703,000	5.797	02/09/24	2,673,621
5,529,000	5.799	02/09/24	5,468,906
17,492,000	5.814	02/14/24	17,288,308

The accompanying notes are an integral part of these financial statements.	29

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Commercial Paper and Corporate Obligations – (continued)

$25,289,000	5.577%		02/28/24	$24,939,380

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS (Cost $958,896,081)				$958,811,516

Certificate of Deposit - 1.4%

Bank of America, National Association
15,795,000	5.850		02/28/24	15,806,548
10,608,000	5.820		03/25/24	10,613,856
Citibank, National Association
18,500,000	5.780		03/07/24	18,505,579

TOTAL CERTIFICATE OF DEPOSIT (Cost $44,903,000)				$44,925,983

Certificate of Deposit-Yankeedollar - 3.2%

Banco Santander, S.A.-New York Branch
21,093,000	5.880		03/05/24	21,107,420
Credit Agricole Corporate and Investment Bank-New York Branch
14,607,000	5.740		02/08/24	14,615,618
4,881,000	5.800		03/28/24	4,884,130
Lloyds Bank Corporate Markets PLC
3,087,000	5.520		12/14/23	3,086,897
MUFG Bank, Ltd.-New York Branch
20,334,000	5.600		12/04/23	20,334,565
9,481,000	5.740		02/12/24	9,483,603
Sumitomo Mitsui Banking Corp.-New York Branch
20,887,000	5.740		02/07/24	20,894,186

TOTAL CERTIFICATE OF DEPOSIT-YANKEEDOLLAR (Cost $94,369,689)				$94,406,419

Medium Term Notes - 0.2%

Citibank, National Association
1,470,000	5.634		01/23/24	1,465,768
1,500,000	5.804		01/23/24	1,495,682
641,000	5.837		01/23/24	639,155
2,775,000	5.943		01/23/24	2,767,011
Toyota Motor Credit Corp.
2,569,000	5.787		01/11/24	2,554,964

TOTAL MEDIUM TERM NOTES (Cost $8,920,365)				$8,922,580

Time Deposits - 13.8%

Australia and New Zealand Banking Group Limited
50,000,000	5.320		12/01/23	50,000,722
Banco Santander, S.A.-New York Branch
100,000,000	5.310		12/01/23	100,000,000
Erste Group Bank AG-New York Branch
125,000,000	5.320		12/01/23	125,000,000
First Abu Dhabi Bank USA N.V.
122,000,000	5.320		12/01/23	122,000,000
Skandinaviska Enskilda Banken AB - New York Branch
25,000,000	5.310		12/01/23	25,000,354

TOTAL TIME DEPOSITS (Cost $422,000,000)				$422,001,076

U.S. Government Agency Obligations - 9.0%

Federal Farm Credit Bank (SOFR + 0.140%)
2,594,000	5.452	(c)	11/26/24	2,593,834
2,335,000	5.453	(c)	11/26/24	2,334,851
Federal Farm Credit Bank (SOFR + 0.180%)
2,600,000	5.490	(c)	12/19/24	2,600,817

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Government Agency Obligations – (continued)

Federal Farm Credit Bank (SOFR + 0.190%)
$6,600,000	5.500	%(c)	12/27/24	$6,602,037
Federal Farm Credit Banks Funding Corp. (SOFR + 0.115%)
630,000	5.505	(c)	12/03/24	630,018
Federal Farm Credit Banks Funding Corp. (SOFR + 0.200%)
271,000	5.590	(c)	12/05/24	271,191
Federal Home Loan Bank
25,775,000	5.340		04/23/24	25,762,173
15,440,000	5.540		04/24/24	15,427,148
15,360,000	5.330		04/26/24	15,353,659
30,340,000	5.300		05/17/24	30,307,884
44,825,000	5.350		05/20/24	44,812,188
14,860,000	5.370		05/21/24	14,851,209
22,370,000	5.300		05/22/24	22,343,773
14,075,000	5.360		06/11/24	14,066,818
8,795,000	5.375		06/11/24	8,790,393
8,235,000	5.490		07/15/24	8,226,578
8,265,000	5.520		07/15/24	8,261,622
Federal Home Loan Bank (SOFR + 0.120%)
1,955,000	5.430	(c)	01/03/25	1,954,908
Federal Home Loan Mortgage Corp.
14,950,000	5.400		06/11/24	14,947,120
Federal Home Loan Mortgage Corporation
14,950,000	5.380		06/12/24	14,928,031
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.000%)
1,100,000	5.550	(c)	05/15/26	1,100,000
3,000,000	5.540	(c)	09/15/26	3,000,000
3,272,727	5.540	(c)	09/30/27	3,272,727
2,192,308	5.540	(c)	06/20/28	2,192,308
1,289,545	5.540	(c)	11/15/28	1,289,545
5,929,124	5.540	(c)	06/15/34	5,929,125

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $272,007,484)				$271,849,957

U.S. Treasury Obligations - 8.4%

U.S. Treasury Floating Rate Notes (3 Mo. U.S. T-Bill MMY + 0.169%)
9,396,100	5.521	(c)	04/30/25	9,401,626
United States Treasury Bills
452,400	5.458		12/21/23	451,077
262,400	5.459		12/21/23	261,633
3,520,800	5.462		12/21/23	3,510,503
645,400	5.463		12/21/23	643,512
1,582,100	5.464		12/21/23	1,577,473
2,641,200	5.422		12/26/23	2,631,519
178,300	5.438		12/26/23	177,646
2,556,400	5.443		12/26/23	2,547,030
6,214,500	5.380		01/02/24	6,185,332
3,719,600	5.390		01/02/24	3,702,142
6,042,000	5.402		01/02/24	6,013,642
1,649,700	5.408		01/02/24	1,641,957
591,000	5.480		01/04/24	588,058
25,000	5.386		01/23/24	24,806
548,300	5.456		01/25/24	543,878
131,300	5.462		01/25/24	130,241
477,600	5.515		02/06/24	472,933
81,800	5.519		02/06/24	81,001
2,639,900	5.526		02/06/24	2,614,105

30	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)

$1,105,800	5.510%		02/13/24	$1,093,872
22,416,600	5.527		02/13/24	22,174,803
1,360,200	5.472		02/27/24	1,342,802
156,600	5.496		02/27/24	154,597
40,500	5.499		02/27/24	39,982
17,858,000	5.506		02/27/24	17,629,586
189,100	5.508		02/27/24	186,681
211,600	5.463		03/12/24	208,455
4,201,600	5.501		03/21/24	4,133,878
30,721,400	5.580		04/04/24	30,163,721
8,582,900	5.558		05/02/24	8,394,549
2,915,200	5.483		05/09/24	2,848,296
211,100	5.490		05/09/24	206,255
1,914,000	5.494		05/09/24	1,870,074
3,849,100	5.504		05/16/24	3,756,907
6,291,400	5.439		05/23/24	6,134,082
3,175,600	5.461		05/23/24	3,096,193
29,526,000	5.463		05/23/24	28,787,695
17,000,000	5.490		09/05/24	16,347,640
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.125%)
67,370,500	5.482	(c)	07/31/25	67,326,561
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.170%)
1,943,000	5.520	(c)	10/31/25	1,941,828

TOTAL U.S. TREASURY OBLIGATIONS (Cost $260,954,531)				$261,038,571

Variable Rate Municipal Debt Obligations - 2.7%

Colorado Housing and Finance Authority
2,100,000	5.350	(d)	05/01/43	2,100,000
1,565,000	5.350	(d)	11/01/50	1,565,000
4,660,000	5.350	(d)	05/01/51	4,660,000
5,000,000	5.350	(d)	05/01/52	5,000,000
Maricopa County Industrial Development Authority
16,520,000	5.330	(d)	01/01/56	16,520,000
Metropolitan Water District of Southern California (The)
4,650,000	5.310	(d)	07/01/42	4,650,000
Nuveen Credit Strategies Income Fund
2,000,000	5.500	(a)	08/15/24	2,000,000
4,000,000	5.530	(a)	07/01/32	4,000,000
Nuveen Preferred & Income Opportunities Fund
5,000,000	5.530	(a)	07/01/32	5,000,000
Rhode Island Housing and Mortgage Finance Corporation
9,715,000	5.350	(d)	10/01/53	9,715,000
SSM Health Care Corp.
16,840,000	5.330	(d)	06/01/53	16,840,000
State of Texas
5,000,000	5.400	(d)	12/01/54	5,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS (Cost $77,050,000)				$77,050,000

Variable Rate Obligations - 6.0%

Barclays Bank PLC-New York Branch (SOFR + 0.270%)
27,188,000	5.590	(c)	12/01/23	27,188,000
Barclays US CCP Funding LLC
8,108,000	5.630		12/07/23	8,108,332
5,306,000	5.530		12/11/23	5,306,188
Bedford Row Funding Corp. (SOFR + 0.43%)
6,160,000	5.740	(a)(c)	01/22/24	6,162,110

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)

BNP Paribas-New York Branch (SOFR + 0.200%)
$27,950,000	5.510	%(c)	12/04/23	$27,950,529
HSBC Bank USA, National Association (SOFR + 0.750%)
5,860,000	5.959	(c)	12/15/23	5,861,515
J.P. Morgan Securities LLC (SOFR + 0.59%)
7,401,000	5.910	(a)(c)	03/15/24	7,408,473
J.P. Morgan Securities LLC (SOFR + 0.61%)
5,267,000	5.930	(a)(c)	10/21/24	5,268,415
J.P. Morgan Securities LLC (SOFR + 0.65%)
5,347,000	5.970	(a)(c)	06/07/24	5,353,901
Lloyds Bank PLC
31,780,000	5.630		12/21/23	31,784,478
Old Line Funding, LLC (SOFR + 0.37%)
4,191,000	5.690	(a)(c)	04/08/24	4,190,987
Old Line Funding, LLC (SOFR + 0.40%)
4,427,000	5.720	(a)(c)	05/06/24	4,426,987
Ridgefield Funding Company, LLC (SOFR + 0.23%)
11,278,000	5.540	(a)(c)	12/01/23	11,278,055
Starbird Funding Corp. (SOFR + 0.22%)
10,000,000	5.530	(a)(c)	12/08/23	10,000,407
Sumitomo Mitsui Banking Corp.-New York Branch (SOFR + 0.450%)
9,306,000	5.760	(c)	12/15/23	9,307,578
Sumitomo Mitsui Banking Corp.-New York Branch (SOFR + 0.470%)
533,000	5.780	(c)	01/09/24	533,158
Toronto-Dominion Bank (The)
9,075,000	5.840		02/28/24	9,082,560
Toronto-Dominion Bank (The) (SOFR + 0.48%)
3,570,000	5.800	(a)(c)	05/09/24	3,571,947
UBS AG-London Branch (SOFR + 0.28%)
4,192,000	5.590	(a)(c)	12/01/23	4,192,000

TOTAL VARIABLE RATE OBLIGATIONS (Cost $186,939,842)				$186,975,620

Repurchase Agreements(e) - 26.0%

BNP Paribas
7,000,000	5.400		12/01/23	$7,000,000
Maturity Value: $7,001,050

Collateralized by mortgage-backed obligations, 9.079% to 13.593%, due 12/25/42 to 07/25/49, various asset-backed obligations, 0.740% to 7.046%, due 10/15/26 to 10/20/35 and various corporate security issuers, 1.843% to 9.250%, due 03/01/24 to 08/20/60. The aggregate market value of the collateral, including accrued interest, was $7,455,090.

5,000,000	5.490	(d)(f)	12/11/23	$5,000,000
Maturity Value: $5,559,675
Settlement Date: 12/07/21

Collateralized by various asset-backed obligations, 5.727% to 8.241%, due 01/25/33 to 10/30/53 and various corporate security issuers, 3.750% to 10.500%, due 07/01/25 to 09/13/33. The aggregate market value of the collateral, including accrued interest, was $5,568,706.

10,100,000	5.490		02/29/24	$10,100,000
Maturity Value: $10,381,866
Settlement Date: 08/30/23
Collateralized by a U.S. Treasury Bill, 0.000%, due 02/22/24. The market value of the collateral, including accrued interest, was $10,302,040.

The accompanying notes are an integral part of these financial statements.	31

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Repurchase Agreements(e) – (continued)

BofA Securities, Inc.
$25,000,000	5.420%		12/05/23	$25,000,000
Maturity Value: $25,026,347
Collateralized by various corporate security issuers, 0.000% to
13.125%, due 03/15/24 to perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $27,440,808.
30,000,000	5.400		12/06/23	$30,000,000
Maturity Value: $30,031,500
Collateralized by various corporate security issuers, 0.000% to 7.583%, due 12/01/23 to 10/22/26. The aggregate market value of the collateral, including accrued interest, was $ 30,614,890.

Fixed Income Clearing Corporation
25,000,000	5.310		12/01/23	$24,999,937
Maturity Value: $25,003,687
Collateralized by a U.S. Treasury Bill, 0.000%, due 11/29/24. The market value of the collateral, including accrued interest, was $25,500,000.
9,000,000	5.320		12/01/23	$8,999,980
Maturity Value: $9,001,330
Collateralized by a U.S. Treasury Bill, 0.000%, due 11/29/24. The market value of the collateral, including accrued interest, was $9,180,000.
150,000,000	5.320		12/01/23	$149,999,665
Maturity Value: $150,022,167

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 7.000%, due 02/01/26 to 12/01/53 and Federal National Mortgage Association, 2.000% to 5.000%, due 05/01/32 to 10/01/53. The aggregate market value of the collateral, including accrued interest, was $153,000,026.

7,000,000	5.340		12/01/23	$7,000,000
Maturity Value: $7,001,038
Collateralized by a U.S. Treasury Note, 3.875%, due 08/15/33. The market value of the collateral, including accrued interest, was $7,140,000.

J.P. Morgan Securities LLC
50,000,000	5.540	(f)	01/22/24	$50,000,000
Maturity Value: $50,692,500
Settlement Date: 10/24/23

Collateralized by various asset-backed obligations, 3.800% to 3.950%, due 11/15/25 to 09/20/31 and various corporate security issuers, 2.900% to 11.500%, due 03/15/24 to perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $54,916,161.

Joint Account III
100,000,000	5.316		12/01/23	$99,999,765
Maturity Value: $100,014,766

Mizuho Securities USA LLC
21,000,000	5.420		12/01/23	$21,000,012
Maturity Value: $21,003,162
Collateralized by municipal debt obligations, 4.000% to 5.500%, due 08/15/35 to 07/01/52. The aggregate market value of the collateral, including accrued interest, was $22,051,917.

Principal Amount	Interest Rate		Maturity Date	Value

Repurchase Agreements(e) – (continued)

Morgan Stanley Securities LLC
$110,000,000	5.310%		12/01/23	$109,999,725
Maturity Value: $110,016,225
Collateralized by Federal National Mortgage Association, 4.000% to 7.000%, due 11/01/37 to 12/01/53. The aggregate market value of the collateral, including accrued interest, was $112,200,001.

Royal Bank of Canada
20,100,000	5.500	(f)	02/29/24	$20,100,000
Maturity Value: $20,661,963
Settlement Date: 08/30/23

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to 6.000%, due 06/01/52 to 11/01/53 and Federal National Mortgage Association, 2.000% to 6.000%, due 10/01/45 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $20,502,000.

20,100,000	5.500	(f)	02/29/24	$20,100,000
Maturity Value: $20,658,892
Settlement Date: 08/31/23
Collateralized by Federal National Mortgage Association, 2.500% to 6.000%, due 10/01/45 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $20,502,001.
20,000,000	5.500	(f)	03/07/24	$20,000,000
Maturity Value: $20,556,111
Settlement Date: 09/07/23
Collateralized by Federal National Mortgage Association, 3.500% to 6.000%, due 09/01/45 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $20,400,001.
20,000,000	5.500	(f)	03/07/24	$20,000,000
Maturity Value: $20,553,056
Settlement Date: 09/08/23

Collateralized by Federal Home Loan Mortgage Corp., 4.500% to 6.000%, due 07/01/52 to 05/01/53 and Federal National Mortgage Association, 2.000% to 6.500%, due 10/01/45 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $20,400,000.

Societe Generale
62,000,000	5.430		12/01/23	$62,000,051
Maturity Value: $62,009,351
Collateralized by various sovereign debt security issuers, 4.250% to 6.000%, due 01/07/25 to 10/20/33. The aggregate market value of the collateral, including accrued interest, was $68,200,110.

Wells Fargo Securities, LLC
100,000,000	5.310		12/01/23	$99,999,750
Maturity Value: $100,014,750
Collateralized by Government National Mortgage Association, 2.000% to 6.500%, due 12/20/48 to 09/20/53. The aggregate market value of the collateral, including accrued interest, was $103,000,000.

TOTAL REPURCHASE AGREEMENTS (Cost $791,300,000)				$791,298,885

TOTAL INVESTMENTS - 102.2% (Cost $3,117,340,992)				$3,117,280,607

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.2)%				(66,486,781)

NET ASSETS - 100.0%				$3,050,793,826

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

32	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE PRIME OBLIGATIONS FUND

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion represents a forward commitment.
(c)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2023.

(d)

Rate shown is that which is in effect on November 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(e)

Unless noted, all repurchase agreements were entered into on November 30, 2023. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(f)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	33

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Schedule of Investments November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations - 100.6%

United States Treasury Bills
$2,301,497,700	5.386%		12/12/23	$2,297,777,589
30,767,500	5.375		12/19/23	30,686,114
146,970,500	5.381		12/19/23	146,581,737
3,500,000,000	5.386		12/19/23	3,490,741,881
62,317,100	5.434		12/19/23	62,152,260
23,852,900	5.444		12/19/23	23,789,805
431,161,900	5.378		12/21/23	429,891,552
2,500,000,000	5.397		12/21/23	2,492,634,158
25,407,700	5.447		12/21/23	25,332,840
12,400,900	5.456		12/21/23	12,364,363
8,172,600	5.457		12/21/23	8,148,521
113,272,500	5.458		12/21/23	112,938,761
17,532,600	5.459		12/21/23	17,480,943
2,225,903,800	5.462		12/21/23	2,219,345,538
261,536,400	5.463		12/21/23	260,765,826
96,103,900	5.464		12/21/23	95,820,746
397,904,700	5.467		12/21/23	396,732,339
3,470,500,000	5.396		12/26/23	3,457,711,518
224,848,000	5.422		12/26/23	224,019,455
292,321,800	5.438		12/26/23	291,244,620
604,777,000	5.443		12/26/23	602,548,451
123,865,100	5.444		12/26/23	123,408,668
40,520,600	5.445		12/26/23	40,371,285
412,533,400	5.485		12/26/23	411,013,251
56,068,100	5.388		12/28/23	55,845,851
120,123,500	5.391		12/28/23	119,647,341
8,051,600	5.392		12/28/23	8,019,684
31,505,900	5.380		01/02/24	31,361,758
189,534,500	5.385		01/02/24	188,667,362
500,000,000	5.386	(a)	01/02/24	497,712,453
47,099,200	5.390		01/02/24	46,883,717
1,001,497,500	5.402		01/02/24	996,915,555
177,385,500	5.403		01/02/24	176,573,945
391,419,100	5.408		01/02/24	389,628,321
39,365,400	5.501		01/02/24	39,185,300
131,948,600	5.381		01/04/24	131,288,294
6,000,000,000	5.391		01/04/24	5,969,974,391
50,104,900	5.482		01/04/24	49,854,162
129,682,000	5.483		01/04/24	129,033,036
323,228,600	5.486		01/04/24	321,611,077
68,941,200	5.488		01/04/24	68,596,200
646,457,200	5.489		01/04/24	643,222,155
499,939,700	5.493		01/04/24	497,437,868
241,680,800	5.495		01/04/24	240,471,364
700,000,000	5.392		01/11/24	695,786,683
48,537,500	5.387		01/16/24	48,209,166
582,954,000	5.393		01/16/24	579,010,587
87,056,900	5.493		01/16/24	86,468,001
252,534,200	5.501		01/16/24	250,825,924
44,318,400	5.386		01/23/24	43,971,790
111,211,500	5.387		01/23/24	110,341,726
242,687,300	5.391		01/23/24	240,789,266
304,467,800	5.393		01/23/24	302,086,587
974,916,400	5.511		01/23/24	967,291,674
2,708,340,100	5.457		01/25/24	2,686,364,757
77,898,900	5.458		01/25/24	77,266,832
48,803,200	5.459		01/25/24	48,407,213
280,809,600	5.460		01/25/24	278,531,124

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)

$124,258,600	5.462%	01/25/24	$123,250,372
302,254,300	5.518	01/30/24	299,561,214
209,696,000	5.452	02/01/24	207,773,806
103,281,300	5.462	02/01/24	102,334,564
1,800,470,800	5.473	02/01/24	1,783,966,648
75,208,700	5.515	02/06/24	74,459,594
12,874,500	5.519	02/06/24	12,746,265
85,590,600	5.520	02/06/24	84,738,086
681,405,600	5.522	02/06/24	674,618,552
132,342,200	5.525	02/06/24	131,024,023
277,194,200	5.526	02/06/24	274,433,245
299,231,300	5.421	02/08/24	296,205,947
158,261,100	5.510	02/13/24	156,519,801
69,515,600	5.511	02/13/24	68,750,741
140,225,300	5.517	02/13/24	138,682,443
7,756,600	5.521	02/13/24	7,671,256
1,670,000,000	5.527	02/13/24	1,651,625,494
54,245,600	5.405	02/15/24	53,643,233
31,467,900	5.486	02/20/24	31,089,314
124,614,000	5.496	02/20/24	123,114,785
294,356,700	5.506	02/20/24	290,815,332
711,808,000	5.522	02/20/24	703,244,329
630,000,000	5.527	02/20/24	622,420,551
9,101,300	5.428	02/22/24	8,990,198
32,657,000	5.501	02/22/24	32,258,346
651,575,700	5.516	02/22/24	643,621,712
81,625,100	5.472	02/27/24	80,560,862
35,833,700	5.499	02/27/24	35,366,496
71,152,500	5.501	02/27/24	70,224,805
2,100,028,900	5.506	02/27/24	2,072,648,460
50,435,300	5.508	02/27/24	49,777,718
86,237,500	5.404	02/29/24	85,085,872
999,011,000	5.590	02/29/24	985,670,067
1,393,985,500	5.527	03/05/24	1,374,341,917
109,391,700	5.522	03/07/24	107,829,526
86,609,500	5.452	03/12/24	85,314,580
193,661,500	5.463	03/12/24	190,766,020
95,158,400	5.501	03/21/24	93,601,743
975,247,200	5.537	03/21/24	959,293,539
18,123,200	5.541	03/21/24	17,826,730
24,550,900	5.542	03/21/24	24,149,282
36,751,700	5.552	03/21/24	36,150,494
153,705,000	5.553	03/21/24	151,190,604
61,377,400	5.557	03/21/24	60,373,353
12,585,000	5.558	03/21/24	12,379,127
4,249,700	5.570	03/21/24	4,180,181
23,841,100	5.552	03/28/24	23,425,755
385,000,000	5.553	03/28/24	378,292,765
712,849,700	5.580	04/04/24	699,632,277
305,795,000	5.558	04/11/24	299,824,433
85,308,800	5.566	04/11/24	83,643,168
106,636,000	5.571	04/11/24	104,553,960
125,257,700	5.549	04/25/24	122,553,077
1,384,144,200	5.564	04/25/24	1,354,257,114
733,740,400	5.558	05/02/24	717,150,527
11,633,900	5.480	05/09/24	11,362,229
232,442,300	5.483	05/09/24	227,014,387
18,047,400	5.490	05/09/24	17,625,963
153,166,900	5.494	05/09/24	149,590,199

34	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY INSTRUMENTS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)

$4,945,900	5.337%		10/31/24	$4,711,425
64,815,300	5.340		10/31/24	61,742,545
27,299,000	5.360		10/31/24	26,004,813
18,199,300	5.363		10/31/24	17,336,510
228,956,100	5.421		10/31/24	218,101,780
45,985,300	5.432		10/31/24	43,805,235
72,602,200	5.452		10/31/24	69,160,285
427,000,000	5.506		10/31/24	406,756,842
1,550,000,000	5.282		11/29/24	1,472,657,578
United States Treasury Floating Rate Note
17,257,000	5.182		11/15/24	16,547,701
18,306,600	5.243	(a)	11/15/24	17,554,161
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY -0.015%)
457,496,900	5.334	(b)	01/31/24	457,510,602
3,493,290,500	5.335	(b)	01/31/24	3,493,395,125
1,915,601,600	5.336	(b)	01/31/24	1,915,658,973
2,092,396,900	5.337	(b)	01/31/24	2,092,459,568
1,954,233,600	5.338	(b)	01/31/24	1,954,292,130
24,736,100	5.339	(b)	01/31/24	24,736,841
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY -0.075%)
3,355,629,600	5.277	(b)	04/30/24	3,354,672,344
1,388,752,200	5.278	(b)	04/30/24	1,388,356,032
1,545,000,000	5.279	(b)	04/30/24	1,544,559,260
2,100,000,000	5.280	(b)	04/30/24	2,099,400,936
524,630,100	5.283	(b)	04/30/24	524,480,439
25,458,200	5.284	(b)	04/30/24	25,450,938
2,354,186,800	5.285	(b)	04/30/24	2,353,515,224
589,891,500	5.286	(b)	04/30/24	589,723,222
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.037%)
44,791,500	5.385	(b)	07/31/24	44,790,384
1,393,037,500	5.386	(b)	07/31/24	1,393,002,778
1,617,325,100	5.387	(b)	07/31/24	1,617,284,787
146,737,000	5.388	(b)	07/31/24	146,733,342
737,171,200	5.393	(b)	07/31/24	737,152,826
66,000,000	5.395	(b)	07/31/24	65,998,355
189,046,400	5.396	(b)	07/31/24	189,041,688
696,338,600	5.397	(b)	07/31/24	696,321,243
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.125%)
817,721,500	5.482	(b)	07/31/25	816,971,196
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.169%)
409,902,700	5.517	(b)	04/30/25	410,020,797
191,053,600	5.521	(b)	04/30/25	191,108,645
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.170%)
353,491,400	5.521	(b)	10/31/25	353,491,400

TOTAL INVESTMENTS - 100.6%				$84,408,508,416

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%				(526,289,481)

NET ASSETS - 100.0%				$83,882,218,935

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.
(b)

Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2023.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	35

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations - 60.0%
United States Treasury Bills
$388,352,400	5.386%		12/05/23	$388,124,135
482,322,600	5.407		12/07/23	481,896,549
1,152,797,600	5.386		12/12/23	1,150,899,235
7,496,932,000	5.386		12/19/23	7,477,102,193
25,881,100	5.434		12/19/23	25,812,643
6,915,400	5.444		12/19/23	6,897,108
1,751,773,900	5.397		12/21/23	1,746,617,286
7,366,000	5.447		12/21/23	7,344,317
3,595,200	5.456		12/21/23	3,584,617
6,196,500	5.457		12/21/23	6,178,260
66,185,500	5.458		12/21/23	65,990,673
5,082,900	5.459		12/21/23	5,067,938
431,099,600	5.462		12/21/23	429,830,593
79,360,400	5.463		12/21/23	79,126,791
61,978,100	5.464		12/21/23	61,795,658
123,868,200	5.467		12/21/23	123,503,575
44,762,300	5.438		12/26/23	44,596,917
101,736,400	5.443		12/26/23	101,360,515
18,967,000	5.444		12/26/23	18,896,923
8,246,100	5.445		12/26/23	8,215,633
46,952,800	5.449		12/26/23	46,779,324
195,016,200	5.485		12/26/23	194,295,675
1,203,939,000	5.386	(a)	01/02/24	1,198,785,686
66,236,300	5.402		01/02/24	65,952,784
47,626,200	5.408		01/02/24	47,422,342
352,982,500	5.418		01/02/24	351,471,602
2,255,034,000	5.391		01/04/24	2,243,777,223
8,848,700	5.493		01/04/24	8,804,529
8,600,500	5.495		01/04/24	8,557,568
1,361,482,900	5.392		01/11/24	1,353,288,101
25,614,300	5.387		01/23/24	25,414,105
31,897,100	5.511		01/23/24	31,647,800
596,112,200	5.457		01/25/24	591,275,503
14,218,400	5.458		01/25/24	14,103,036
11,367,500	5.459		01/25/24	11,275,267
38,864,300	5.460		01/25/24	38,548,965
36,637,200	5.462		01/25/24	36,339,935
779,726,800	5.473		02/01/24	772,576,054
17,518,000	5.515		02/06/24	17,343,528
76,324,700	5.520		02/06/24	75,564,539
236,465,600	5.522		02/06/24	234,110,504
57,089,700	5.525		02/06/24	56,521,111
56,910,200	5.526		02/06/24	56,343,399
128,600	5.427		02/08/24	127,298
711,321,600	5.527		02/13/24	703,491,727
777,761,000	5.506		02/27/24	767,617,972
26,983,900	5.508		02/27/24	26,631,994
407,144,000	5.590		02/29/24	401,698,449
724,553,100	5.527		03/05/24	714,342,937
65,561,700	5.453		03/12/24	64,581,351
202,954,500	5.463		03/12/24	199,919,705
50,434,000	5.501		03/21/24	49,608,488
503,605,400	5.537		03/21/24	495,362,303
13,348,000	5.541		03/21/24	13,129,518
24,225,700	5.542		03/21/24	23,829,170
36,264,900	5.552		03/21/24	35,671,310
151,668,900	5.553		03/21/24	149,186,358
60,564,300	5.557		03/21/24	59,572,973

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)

$12,418,300	5.558%		03/21/24	$12,215,035
1,971,600	5.570		03/21/24	1,939,329
54,718,700	5.442		03/26/24	53,791,279
193,820,000	5.553		03/28/24	190,443,386
204,069,800	5.580		04/04/24	200,286,005
100,639,000	5.558		04/11/24	98,673,498
45,213,600	5.566		04/11/24	44,330,568
56,517,000	5.571		04/11/24	55,413,211
96,406,000	5.549		04/25/24	94,324,562
614,620,000	5.564		04/25/24	601,350,150
334,259,600	5.558		05/02/24	326,701,989
5,299,900	5.480		05/09/24	5,176,139
108,260,700	5.483		05/09/24	105,732,636
8,221,600	5.490		05/09/24	8,029,612
71,269,600	5.494		05/09/24	69,605,338
3,827,100	5.337		10/31/24	3,645,711
39,162,100	5.340		10/31/24	37,305,974
15,994,200	5.360		10/31/24	15,236,139
10,662,800	5.363		10/31/24	10,157,426
135,616,500	5.421		10/31/24	129,188,822
27,681,700	5.432		10/31/24	26,369,699
43,704,200	5.452		10/31/24	41,632,796
240,000,000	5.506		10/31/24	228,624,963
965,000,000	5.282		11/29/24	916,848,105
United States Treasury Floating Rate Note
10,020,000	5.182		11/15/24	9,608,157
10,629,300	5.243	(a)	11/15/24	10,192,414
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.037%)
124,838,100	5.386	(b)	07/31/24	124,866,707
68,058,800	5.388	(b)	07/31/24	68,074,396
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY
+0.125%)
1,046,683,700	5.482	(b)	07/31/25	1,045,723,311
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.169%)
531,180,700	5.517	(b)	04/30/25	531,290,864
499,913,800	5.521	(b)	04/30/25	500,017,480
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.170%)
245,508,900	5.520	(b)	10/31/25	245,531,478
465,856,100	5.521	(b)	10/31/25	465,898,941
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY+ 0.200%)
520,336,200	5.551	(b)	01/31/25	520,336,200

TOTAL U.S. TREASURY OBLIGATIONS				$30,216,374,012

Repurchase Agreements(c) - 38.6%

Banco Santander, S.A.
100,000,000	5.310		12/01/23	$100,000,000
Maturity Value: $100,014,750

Collateralized by a U.S. Treasury Bond, 2.500%, due 05/15/46, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 01/15/32 and U.S. Treasury Notes, 3.250% to 4.375%, due 11/30/28 to 11/30/30. The aggregate market value of the collateral, including accrued interest, was $102,015,092.

36	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Banco Santander, S.A. – (continued)
$200,000,000	5.310%		12/01/23	$200,000,000
Maturity Value: $200,029,500

Collateralized by U.S. Treasury Bills, 0.000%, due 01/09/24 to 09/05/24, U.S. Treasury Bonds, 1.250% to 4.750%, due 02/15/41 to 11/15/53, U.S. Treasury Inflation-Indexed Notes, 0.125% to 1.250%, due 04/15/27 to 07/15/32 and U.S. Treasury Notes, 0.250% to 3.875%, due 02/29/24 to 11/15/31. The aggregate market value of the collateral, including accrued interest, was $204,030,092.

Barclays Bank PLC
80,000,000	5.310		12/01/23	$80,000,000
Maturity Value: $80,011,800
Collateralized by a U.S. Treasury Bond, 3.250%, due 05/15/42 and a U.S. Treasury Note, 4.625%, due 09/30/28. The aggregate market value of the collateral, including accrued interest, was $81,612,098.

Barclays Capital, Inc.
300,000,210	5.330		12/01/23	$300,000,210
Maturity Value: $300,044,626
Collateralized by a U.S. Treasury Note, 1.000%, due 07/31/28. The market value of the collateral, including accrued interest, was $306,000,214.

BNP Paribas
300,000,000	5.330		12/01/23	$300,000,000
Maturity Value: $300,044,417
Collateralized by a U.S. Treasury Note, 4.375%, due 11/30/28. The market value of the collateral, including accrued interest, was $306,000,000.
750,000,000	5.470	(d)	02/29/24	$750,000,000
Maturity Value: $770,854,369
Settlement Date: 08/30/23

Collateralized by U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 11/15/31 to 02/15/42, U.S. Treasury Notes, 0.375% to 4.125%, due 04/30/25 to 12/31/27 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 05/15/40 to 08/15/47. The aggregate market value of the collateral, including accrued interest, was $764,999,998.

BofA Securities, Inc.
100,000,000	5.250		12/01/23	$100,000,000
Maturity Value: $100,014,583

Collateralized by a U.S. Treasury Inflation-Indexed Bond, 3.625%, due 04/15/28, a U.S. Treasury Inflation-Indexed Note, 1.375%, due 07/15/33, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 07/31/24 to 02/15/50, a U.S. Treasury Note, 3.000%, due 09/30/25 and U.S. Treasury Principal-Only Stripped Securities, 0.000%, due 08/15/25 to 02/15/40. The aggregate market value of the collateral, including accrued interest, was $101,999,998.

Citigroup Global Markets, Inc.
200,000,000	5.310		12/01/23	$200,000,000
Maturity Value: $200,029,500
Collateralized by U.S. Treasury Notes, 4.375% to 4.875%, due 11/30/25 to 11/30/28. The aggregate market value of the collateral, including accrued interest, was $204,000,021.

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Citigroup Global Markets, Inc. – (continued)
$645,000,000	5.310%	12/01/23	$645,000,000
Maturity Value: $645,095,137

Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/25 and U.S. Treasury Notes, 0.250% to 4.250%, due 04/30/25 to 07/15/25. The aggregate market value of the collateral, including accrued interest, was $657,900,037.

800,000,000	5.310	12/01/23	$800,000,000
Maturity Value: $800,118,000

Collateralized by a U.S. Treasury Floating Rate Note, 5.551%, due 01/31/25, a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/25 and U.S. Treasury Notes, 0.375% to 4.625%, due 01/31/25 to 04/30/25. The aggregate market value of the collateral, including accrued interest, was $816,000,078.

150,000,000	5.320	12/05/23	$150,000,000
Maturity Value: $150,155,167

Collateralized by a U.S. Treasury Inflation-Indexed Note, 0.125%, due 04/15/25 and U.S. Treasury Notes, 0.375% to 3.875%, due 03/31/25 to 05/15/25. The aggregate market value of the collateral, including accrued interest, was $153,000,027.

Credit Agricole Corporate and Investment Bank
100,000,000	5.260	12/01/23	$100,000,000
Maturity Value: $100,014,611

Collateralized by U.S. Treasury Bills, 0.000%, due 02/29/24 to 03/05/24, U.S. Treasury Bonds, 2.375% to 3.625%, due 08/15/43 to 05/15/51, a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/33, a U.S. Treasury Note, 3.500%, due 01/31/28 and a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 05/15/40. The aggregate market value of the collateral, including accrued interest, was $102,000,065.

100,000,000	5.310	12/01/23	$100,000,000
Maturity Value: $100,014,750
Collateralized by U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.875%, due 01/15/24 to 01/15/30. The aggregate market value of the collateral, including accrued interest, was $102,000,039.
200,000,000	5.310	12/01/23	$200,000,000
Maturity Value: $200,029,500

Collateralized by a U.S. Treasury Bill, 0.000%, due 02/29/24, U.S. Treasury Bonds, 2.000% to 3.625%, due 11/15/41 to 02/15/53 and a U.S. Treasury Principal-Only Stripped Security, 0.000%, due 05/15/40. The aggregate market value of the collateral, including accrued interest, was $204,000,045.

Deutsche Bank Securities, Inc.
150,000,000	5.320	12/01/23	$150,000,000
Maturity Value: $150,022,166
Collateralized by U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 05/15/25 to 02/15/30. The aggregate market value of the collateral, including accrued interest, was $153,000,000.
550,000,000	5.320	12/01/23	$550,000,000
Maturity Value: $550,081,278
Collateralized by U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 05/15/24 to 11/15/33. The aggregate market value of the collateral, including accrued interest, was $561,000,001.

The accompanying notes are an integral part of these financial statements.	37

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Federal Reserve Bank of New York
$6,900,000,000	5.300%	12/01/23	$6,900,000,000
Maturity Value: $6,901,015,833
Collateralized by a U.S. Treasury Note, 4.125%, due 11/15/32. The market value of the collateral, including accrued interest, was $6,901,015,884.

Fixed Income Clearing Corporation
150,000,000	5.310	12/01/23	$150,000,000
Maturity Value: $150,022,125
Collateralized by U.S. Treasury Bills, 0.000%, due 02/29/24 to 05/30/24. The aggregate market value of the collateral, including accrued interest, was $153,000,000.
200,000,000	5.310	12/01/23	$200,000,000
Maturity Value: $200,029,500
Collateralized by a U.S. Treasury Bond, 3.375%, due 08/15/42 and a U.S. Treasury Note, 4.000%, due 11/15/42. The aggregate market value of the collateral, including accrued interest, was $204,000,062.
350,000,000	5.310	12/01/23	$350,000,000
Maturity Value: $350,051,625
Collateralized by a U.S. Treasury Note, 3.125%, due 08/31/29. The market value of the collateral, including accrued interest, was $357,000,046.
350,000,000	5.310	12/01/23	$350,000,000
Maturity Value: $350,051,625

Collateralized by U.S. Treasury Bonds, 3.250% to 3.375%, due 05/15/42 to 08/15/42 and a U.S. Treasury Note, 4.000%, due 11/15/42. The aggregate market value of the collateral, including accrued interest, was $357,000,063.

500,000,000	5.310	12/01/23	$500,000,000
Maturity Value: $500,073,750
Collateralized by a U.S. Treasury Note, 3.875%, due 12/31/27. The market value of the collateral, including accrued interest, was $510,000,088.
505,000,000	5.310	12/01/23	$505,000,000
Maturity Value: $505,074,487
Collateralized by a U.S. Treasury Bill, 0.000%, due 11/29/24. The market value of the collateral, including accrued interest, was $515,100,000.
1,300,000,000	5.310	12/01/23	$1,300,000,000
Maturity Value: $1,300,191,750
Collateralized by U.S. Treasury Notes, 3.875% to 4.125%, due 11/15/32 to 08/15/33. The aggregate market value of the collateral, including accrued interest, was $1,326,000,013.
2,000,000,000	5.310	12/01/23	$2,000,000,000
Maturity Value: $2,000,295,000

Collateralized by a U.S. Treasury Bond, 2.000%, due 11/15/41, a U.S. Treasury Inflation-Indexed Bond, 2.000%, due 01/15/26 and U.S. Treasury Notes, 2.875% to 3.250%, due 06/30/27 to 08/15/28. The aggregate market value of the collateral, including accrued interest, was $2,040,000,004.

119,000,000	5.320	12/01/23	$119,000,000
Maturity Value: $119,017,586
Collateralized by a U.S. Treasury Note, 0.625%, due 05/15/30. The market value of the collateral, including accrued interest, was $121,380,000.

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)

Fixed Income Clearing Corporation – (continued)
$171,000,000	5.320%	12/01/23	$171,000,000
Maturity Value: $171,025,270
Collateralized by a U.S. Treasury Bill, 0.000%, due 11/29/24. The market value of the collateral, including accrued interest, was $174,420,000.
122,000,000	5.340	12/01/23	$122,000,000
Maturity Value: $122,018,097
Collateralized by U.S. Treasury Notes, 1.500% to 4.625%, due 04/30/24 to 11/15/26. The aggregate market value of the collateral, including accrued interest, was $124,440,000.

HSBC Bank PLC
15,000,000	5.310	12/01/23	$15,000,000
Maturity Value: $15,002,212

Collateralized by a U.S. Treasury Bond, 3.625%, due 05/15/53, U.S. Treasury Inflation-Indexed Bonds, 0.625% to 2.125%, due 02/15/41 to 02/15/49, U.S. Treasury Inflation-Indexed Notes, 0.125% to 1.625%, due 07/15/26 to 07/15/30 and a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/27. The aggregate market value of the collateral, including accrued interest, was $15,302,272.

350,000,000	5.320	12/04/23	$350,000,000
Maturity Value: $350,362,056

Collateralized by U.S. Treasury Bonds, 1.125% to 3.750%, due 05/15/40 to 02/15/53, U.S. Treasury Inflation-Indexed Bonds, 0.250% to 3.875%, due 01/15/25 to 02/15/50, U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.500%, due 04/15/24 to 07/15/26, a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/27 and U.S. Treasury Notes, 0.250% to 4.500%, due 06/15/24 to 11/30/28. The aggregate market value of the collateral, including accrued interest, was $357,211,054.

150,000,000	5.330	12/11/23	$150,000,000
Maturity Value: $151,821,084
Settlement Date: 09/20/23

Collateralized by U.S. Treasury Bonds, 1.125% to 4.000%, due 05/15/40 to 05/15/53, U.S. Treasury Inflation-Indexed Bonds, 0.250% to 3.875%, due 04/15/29 to 02/15/50, U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.625%, due 01/15/25 to 07/15/32, a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/27 and a U.S. Treasury Note, 4.125%, due 11/15/32. The aggregate market value of the collateral, including accrued interest, was $153,022,707.

150,000,000	5.330	12/11/23	$150,000,000
Maturity Value: $151,798,876
Settlement Date: 09/21/23

Collateralized by U.S. Treasury Bonds, 1.125% to 4.000%, due 05/15/40 to 05/15/53, a U.S. Treasury Inflation-Indexed Bond, 1.000%, due 02/15/49, U.S. Treasury Inflation-Indexed Notes, 0.125% to 0.500%, due 04/15/24 to 07/15/30, a U.S. Treasury Interest-Only Stripped Security, 0.000%, due 11/15/27 and U.S. Treasury Notes, 1.500% to 2.375%, due 11/30/24 to 05/15/27. The aggregate market value of the collateral, including accrued interest, was $153,022,745.

Joint Account I
1,066,000,000	5.310	12/01/23	$1,066,000,000
Maturity Value: $1,066,157,235

38	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) – (continued)
Natixis-New York Branch
$225,000,000	5.310%	12/01/23	$225,000,000
Maturity Value: $225,033,188

Collateralized by U.S. Treasury Bonds, 1.125% to 4.750%, due 05/15/40 to 11/15/53, U.S. Treasury Inflation-Indexed Bonds, 0.125% to 1.500%, due 02/15/46 to 02/15/53, U.S. Treasury Inflation-Indexed Notes, 0.125% to 1.625%, due 10/15/24 to 07/15/32 and U.S. Treasury Notes, 3.750% to 5.000%, due 06/30/25 to 11/15/33. The aggregate market value of the collateral, including accrued interest, was $229,500,063.

Norinchukin Bank (The)
88,000,000	5.340	12/05/23	$88,000,000
Maturity Value: $88,091,373

Collateralized by a U.S. Treasury Bond, 3.875%, due 02/15/43 and U.S. Treasury Notes, 0.625% to 0.875%, due 05/15/30 to 11/15/30. The aggregate market value of the collateral, including accrued interest, was $89,760,028.

TOTAL REPURCHASE AGREEMENTS
(Cost $19,436,000,210)			$19,436,000,210

TOTAL INVESTMENTS - 98.6%			$49,652,374,222

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%			710,592,271

NET ASSETS - 100.0%			$50,362,966,493

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2023.

(c)	Unless noted, all repurchase agreements were entered into on November 30, 2023. Additional information on Joint Repurchase Agreement Account I appears in the Additional Investment Information section.

(d)	The instrument is subject to a demand feature

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
PLC	—Public Limited Company
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	39

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Schedule of Investments November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations - 75.8%

United States Treasury Bills
$47,027,500	5.386%		12/05/23	$46,999,858
204,349,800	5.407		12/07/23	204,169,291
782,115,300	5.386		12/12/23	780,827,354
3,315,513,900	5.386		12/19/23	3,306,744,193
500,700	5.433		12/19/23	499,376
10,555,400	5.434		12/19/23	10,527,480
2,567,800	5.444		12/19/23	2,561,008
533,485,200	5.397		12/21/23	531,914,394
2,735,200	5.447		12/21/23	2,727,146
1,335,000	5.456		12/21/23	1,331,069
2,588,500	5.457		12/21/23	2,580,878
27,082,400	5.458		12/21/23	27,002,658
1,887,500	5.459		12/21/23	1,881,942
161,548,800	5.462		12/21/23	161,073,132
30,911,800	5.463		12/21/23	30,820,783
25,577,700	5.464		12/21/23	25,502,389
45,811,700	5.467		12/21/23	45,676,811
17,508,400	5.422		12/26/23	17,443,709
45,803,900	5.438		12/26/23	45,634,662
7,418,800	5.443		12/26/23	7,391,389
3,032,800	5.445		12/26/23	3,021,594
23,881,400	5.449		12/26/23	23,793,162
84,451,300	5.485		12/26/23	84,139,267
443,876,500	5.380	(a)	01/02/24	441,967,454
22,626,000	5.390		01/02/24	22,528,689
24,224,000	5.402		01/02/24	24,119,816
156,092,200	5.408		01/02/24	155,420,871
501,007,300	5.391		01/04/24	498,506,042
8,875,200	5.495		01/04/24	8,830,891
680,741,300	5.392		01/11/24	676,643,901
8,838,900	5.387		01/23/24	8,769,768
13,728,200	5.511		01/23/24	13,620,828
203,142,500	5.457		01/25/24	201,494,236
5,018,300	5.458		01/25/24	4,977,582
4,012,100	5.459		01/25/24	3,979,547
15,192,600	5.460		01/25/24	15,069,330
13,223,300	5.462		01/25/24	13,116,008
283,911,300	5.473		02/01/24	281,307,596
6,182,900	5.515		02/06/24	6,121,311
1,058,400	5.519		02/06/24	1,047,857
73,367,100	5.522		02/06/24	72,636,277
21,147,400	5.525		02/06/24	20,936,747
77,866,600	5.526		02/06/24	77,090,957
50,000	5.427		02/08/24	49,494
277,204,300	5.527		02/13/24	274,152,974
259,344,300	5.472		02/27/24	255,962,098
10,908,900	5.496		02/27/24	10,766,633
138,878,700	5.590		02/29/24	137,021,198
180,105,900	5.527		03/05/24	177,567,907
2,979,100	5.452		03/12/24	2,934,539
3,365,500	5.453		03/12/24	3,315,160
75,937,600	5.463		03/12/24	74,801,739
18,080,100	5.501		03/21/24	17,784,177
190,264,700	5.537		03/21/24	187,150,571
5,037,400	5.541		03/21/24	4,954,951
8,697,600	5.542		03/21/24	8,555,243
13,019,900	5.552		03/21/24	12,806,799
54,452,400	5.553		03/21/24	53,561,159

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)

$21,743,800	5.557%		03/21/24	$21,387,912
4,458,400	5.558		03/21/24	4,385,428
612,200	5.570		03/21/24	602,180
19,896,600	5.442		03/26/24	19,559,375
73,145,300	5.553		03/28/24	71,871,007
73,157,200	5.580		04/04/24	71,800,743
36,616,000	5.558		04/11/24	35,900,888
16,208,600	5.566		04/11/24	15,892,045
20,260,800	5.571		04/11/24	19,865,106
31,038,800	5.549		04/25/24	30,368,654
209,870,200	5.564		04/25/24	205,338,975
118,213,700	5.558		05/02/24	115,540,888
1,874,400	5.480		05/09/24	1,830,630
37,219,000	5.483		05/09/24	36,349,875
2,907,600	5.490		05/09/24	2,839,703
24,531,800	5.494		05/09/24	23,958,942
1,044,100	5.337		10/31/24	994,604
12,381,900	5.340		10/31/24	11,794,935
5,171,900	5.360		10/31/24	4,926,725
3,447,900	5.363		10/31/24	3,284,452
43,208,000	5.421		10/31/24	41,159,720
8,627,500	5.432		10/31/24	8,218,512
13,621,200	5.452		10/31/24	12,975,485
80,000,000	5.506		10/31/24	76,207,590
300,000,000	5.282		11/29/24	285,030,499
United States Treasury Floating Rate Note
3,248,500	5.182		11/15/24	3,114,980
3,446,100	5.243	(a)	11/15/24	3,304,458
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY -0.015%)
86,222,100	5.334	(b)	01/31/24	86,231,231
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY -0.075%)
988,900	5.277	(b)	04/30/24	988,866
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.037%)
5,300	5.385	(b)	07/31/24	5,301
46,794,000	5.386	(b)	07/31/24	46,804,801
24,682,900	5.388	(b)	07/31/24	24,688,597
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.125%)
367,974,700	5.482	(b)	07/31/25	367,637,063
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.169%)
194,436,000	5.517	(b)	04/30/25	194,475,619
188,573,000	5.521	(b)	04/30/25	188,611,425
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.170%)
81,126,400	5.520	(b)	10/31/25	81,133,663
160,294,600	5.521	(b)	10/31/25	160,308,952
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY +0.200%)
173,445,300	5.551	(b)	01/31/25	173,445,300

TOTAL U.S. TREASURY OBLIGATIONS				$11,586,669,024

40	The accompanying notes are an integral part of these financial statements.

FINANCIAL SQUARE TREASURY SOLUTIONS FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(c) - 22.2%

Federal Reserve Bank of New York
$3,400,000,000	5.300%	12/01/23	$3,400,000,000
Maturity Value: $3,400,500,556
Collateralized by U.S. Treasury Notes, 0.500% to 1.125%, due 02/28/25 to 06/30/26. The aggregate market value of the collateral, including accrued interest, was $ 3,400,500,628.

TOTAL INVESTMENTS - 98.0%			$14,986,669,024

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0%			300,046,561

NET ASSETS - 100.0%			$15,286,715,585

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion represents a forward commitment.

(b)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2023.

(c)	Unless noted, all repurchase agreements were entered into on November 30, 2023. Additional information on Joint Repurchase Agreement Account I and III appears in the Additional Investment Information section.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Schedule of Investments (continued) November 30, 2023

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT I— At November 30, 2023, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of December 1, 2023, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation

Government	$2,334,000,000	$2,334,344,265	$2,380,731,949

Treasury Obligations	1,066,000,000	1,066,157,235	1,087,343,726

REPURCHASE AGREEMENTS— At November 30, 2023, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account I were as follows:

Counterparty	Interest Rate	Government	Treasury Obligations

Bank of Nova Scotia (The)	5.310%	$343,235,294	$156,764,706

BNP Paribus	5.310	686,470,588	313,529,412

Credit Agricole Corporate and Investment Bank	5.310	1,304,294,118	595,705,882

Total		$2,334,000,000	$1,066,000,000

At November 30, 2023, the Joint Repurchase Agreement Account I was fully collateralized by cash and:

Issuer	Interest Rate	Maturity Dates

U.S. Treasury Bills	–	12/12/23 to 11/29/24

U.S. Treasury Bonds	1.250% to 6.250	02/15/29 to 08/15/53

U.S. Treasury Floating Rate Note	5.276	04/30/24

U.S. Treasury Inflation-Indexed Bonds	0.750 to 3.875	04/15/28 to 02/15/49

U.S. Treasury Inflation-Indexed Notes	0.125 to 1.375	04/15/24 to 07/15/33

U.S. Treasury Interest-Only Stripped Securities	–	08/15/27 to 02/15/52

U.S. Treasury Notes	0.250 to 4.875	12/31/23 to 11/15/33

U.S. Treasury Principal-Only Stripped Securities	–	02/15/40 to 08/15/47

JOINT REPURCHASE AGREEMENT ACCOUNT III— At November 30, 2023, certain Funds had undivided interests in the Joint Repurchase Agreement Account I with a maturity date of December 1, 2023, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation

Government	$1,437,900,000	$1,438,112,317	$1,478,087,262

Money Market	100,000,000	100,014,766	102,794,858

Prime Obligations	100,000,000	100,014,766	102,794,858

REPURCHASE AGREEMENTS— At November 30, 2023, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Government	Money Market	Prime Obligations

ABN Amro Bank N.V.	5.310%	$239,650,000	$16,666,667	$16,666,667

Bank of America, N.A.	5.320	239,650,000	16,666,667	16,666,667

Bank of Montreal	5.320	119,825,000	8,333,333	8,333,333

BofA Securities, Inc.	5.320	239,650,000	16,666,667	16,666,667

Credit Agricole Corporate and Investment Bank	5.320	215,685,000	15,000,000	15,000,000

Wells Fargo Securities, LLC	5.310	383,440,000	26,666,666	26,666,666

Total		$1,437,900,000	$100,000,000	$100,000,000

At November 30, 2023, the Joint Repurchase Agreement Account III was fully collateralized by cash and:

Issuer	Interest Rate	Maturity Dates

Federal Farm Credit Bank	4.000% to 6.080	04/28/33 to 09/26/33

Federal Home Loan Bank	4.080 to 4.250	05/25/33 to 10/19/38

Federal Home Loan Mortgage Corp.	2.000 to 7.000	02/01/34 to 12/01/53

Federal National Mortgage Association	2.000 to 6.000	08/01/33 to 04/01/53

Government National Mortgage Association	1.500 to 7.500	02/20/28 to 11/20/53

U.S. Treasury Bonds	3.875	05/15/43

U.S. Treasury Notes	0.375 to 4.375	08/15/26 to 08/31/28

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities November 30, 2023

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund

Assets:
Investments, at value (cost $5,479,562,243, $110,304,487,108, $2,027,099,879 and $2,326,040,992, respectively)	$5,479,562,243	$110,304,487,108	$2,027,081,085	$2,325,981,722
Repurchase agreements, at value (Cost $–, $140,109,995,496, $639,800,000 and $791,300,000, respectively)	—	140,109,995,496	639,799,335	791,298,885
Cash	574,401	3,250,172,760	22,041,859	24,481,335
Receivables:
Investments sold	10,094,542	2,943,325,415	2,390,312	2,600,606
Interest	8,750,242	584,972,553	6,819,194	7,208,593
Fund shares sold	1,552,104	72,119,847	—	10,060,852
Reimbursement from investment adviser	—	—	—	82,016
Other assets	117,121	935,801	371,927	116,688

Total assets	5,500,650,653	257,266,008,980	2,698,503,712	3,161,830,697

Liabilities:
Payables:
Investments purchased	264,494,462	4,883,275,489	62,427,540	71,059,380
Fund shares redeemed	4,942,401	64,604,000	—	38,343,660
Dividend distribution	3,243,748	508,531,386	1,649,865	1,201,249
Management fees	768,763	31,513,978	347,067	377,535
Distribution and Service fees and Transfer Agency fees	125,144	6,236,280	22,620	25,332
Accrued expenses	141,701	2,880,297	103,552	29,715

Total liabilities	273,716,219	5,497,041,430	64,550,644	111,036,871

Net Assets:
Paid-in Capital	5,226,827,109	251,768,997,012	2,641,488,630	3,050,808,668
Total distributable earnings (loss)	107,325	(29,462)	(7,535,562)	(14,842)

NET ASSETS	$5,226,934,434	$251,768,967,550	$2,633,953,068	$3,050,793,826

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities (continued) November 30, 2023

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund
Net Assets:
Class A Shares	$—	$2,578,101,711	$—	$—
Class C Shares	—	5,211,475	—	—
Class D Shares	1,441,220	81,635,300	—	—
Institutional Shares	4,869,354,898	214,557,639,090	2,626,319,055	3,034,064,611
Capital Shares	55,356	3,856,324,005	—	294,818
Service Shares	44,902,391	1,476,966,748	2,804	—
Preferred Shares	107,656,152	2,183,829,050	70,036	11,940
Select Shares	—	1,355,263,532	4,674,348	9,696,277
Administration Shares	182,443,190	10,067,366,178	2,886,825	6,587,170
Cash Management Shares	21,081,227	542,413,219	—	—
Premier Shares	—	119,783,849	—	—
Resource Shares	—	8,513,221	—	—
Class R6 Shares	—	316,732,243	—	—
Drexel Hamilton Class Shares	—	11,012,313,668	—	139,010
Loop Class Shares	—	2,922,240,067	—	—
Seelaus Class Shares	—	684,634,194	—	—
Total Net Assets	$5,226,934,434	$251,768,967,550	$2,633,953,068	$3,050,793,826
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A Shares	—	2,578,102,057	—	—
Class C Shares	—	5,211,476	—	—
Class D Shares	1,441,192	81,635,308	—	—
Institutional Shares	4,869,259,514	214,557,662,414	2,625,679,917	3,031,201,588
Capital Shares	55,355	3,856,324,722	—	294,546
Service Shares	44,901,511	1,476,967,029	2,803	—
Preferred Shares	107,654,046	2,183,829,274	70,015	11,932
Select Shares	—	1,355,263,722	4,674,644	9,688,326
Administration Shares	182,439,600	10,067,367,676	2,886,318	6,581,135
Cash Management Shares	21,080,815	542,413,177	—	—
Premier Shares	—	119,783,857	—	—
Resource Shares	—	8,513,222	—	—
Class R6 Shares	—	316,732,301	—	—
Drexel Hamilton Class Shares	—	11,012,315,183	—	138,882
Loop Class Shares	—	2,922,238,069	—	—
Seelaus Class Shares	—	684,634,038	—	—
Net asset value, offering and redemption price per share:
Class A Shares	$—	$1.00	$—	$—
Class C Shares	—	1.00	—	—
Class D Shares	1.00	1.00	—	—
Institutional Shares	1.00	1.00	1.0002	1.0009
Capital Shares	1.00	1.00	—	1.0009
Service Shares	1.00	1.00	1.0005	—
Preferred Shares	1.00	1.00	1.0003	1.0007
Select Shares	—	1.00	0.9999	1.0008
Administration Shares	1.00	1.00	1.0002	1.0009
Cash Management Shares	1.00	1.00	—	—
Premier Shares	—	1.00	—	—
Resource Shares	—	1.00	—	—
Class R6 Shares	—	1.00	—	—
Drexel Hamilton Class Shares	—	1.00	—	1.0009
Loop Class Shares	—	1.00	—	—
Seelaus Class Shares	—	1.00	—	—

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities (continued) November 30, 2023

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

Assets:
Investments, at value (cost $84,408,508,416, $30,216,374,012 and $11,586,669,024, respectively)	$84,408,508,416	$30,216,374,012	$11,586,669,024
Repurchase agreements, at value (Cost $–, $19,436,000,210 and $3,400,000,000, respectively)	—	19,436,000,210	3,400,000,000
Cash	231,592	598,442,930	125,659,331
Receivables:
Interest	130,998,139	30,305,223	6,798,493
Fund shares sold	40,410,028	34,948,750	8,744,948
Investments sold	17,475,277	1,420,147,967	648,833,085
Other assets	253,449	540,262	218,978

Total assets	84,597,876,901	51,736,759,354	15,776,923,859

Liabilities:
Payables:
Investments purchased	515,498,123	1,209,178,565	445,354,877
Dividend distribution	147,584,859	127,941,057	24,159,351
Fund shares redeemed	37,212,544	26,728,468	17,530,827
Management fees	12,424,233	7,515,796	2,360,598
Distribution and Service fees and Transfer Agency fees	1,737,641	1,814,427	641,157
Accrued expenses	1,200,566	614,548	161,464

Total liabilities	715,657,966	1,373,792,861	490,208,274

Net Assets:
Paid-in Capital	83,883,093,873	50,361,216,201	15,285,987,196
Total distributable earnings (loss)	(874,938)	1,750,292	728,389

NET ASSETS	$83,882,218,935	$50,362,966,493	$15,286,715,585

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Assets and Liabilities (continued) November 30, 2023

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund
Net Assets:
Class D Shares	$28,024,515	$—	$—
Institutional Shares	79,002,981,221	44,096,664,387	13,623,370,837
Capital Shares	520,343,392	1,089,013,699	164,197,060
Service Shares	698,077,649	1,535,200,503	418,451,868
Preferred Shares	63,099,260	1,064,306,439	46,330,472
Select Shares	590,744,734	240,994,975	2,039,420
Administration Shares	2,199,708,779	2,294,769,941	799,650,725
Cash Management Shares	31,043,160	14,974,257	165,859,179
Premier Shares	694,503,266	15,290,139	66,816,024
Resource Shares	—	11,752,153	—
Loop Class Shares	41,599,213	—	—
Seelaus Class Shares	12,093,746	—	—
Total Net Assets	$83,882,218,935	$50,362,966,493	$15,286,715,585
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class D Shares	28,024,804	—	—
Institutional Shares	79,003,807,646	44,095,124,088	13,622,721,606
Capital Shares	520,348,826	1,088,976,618	164,189,249
Service Shares	698,084,966	1,535,149,161	418,431,949
Preferred Shares	63,099,920	1,064,271,567	46,328,305
Select Shares	590,750,905	240,987,325	2,039,323
Administration Shares	2,199,731,782	2,294,692,332	799,612,669
Cash Management Shares	31,043,484	14,973,732	165,851,259
Premier Shares	694,510,549	15,289,622	66,812,835
Resource Shares	—	11,751,759	—
Loop Class Shares	41,599,648	—	—
Seelaus Class Shares	12,093,872	—	—
Net asset value, offering and redemption price per share:
Class D Shares	$1.00	$—	$—
Institutional Shares	1.00	1.00	1.00
Capital Shares	1.00	1.00	1.00
Service Shares	1.00	1.00	1.00
Preferred Shares	1.00	1.00	1.00
Select Shares	1.00	1.00	1.00
Administration Shares	1.00	1.00	1.00
Cash Management Shares	1.00	1.00	1.00
Premier Shares	1.00	1.00	1.00
Resource Shares	—	1.00	—
Loop Class Shares	1.00	—	—
Seelaus Class Shares	1.00	—	—

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations For the Year Ended November 30, 2023

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund

Investment Income:

Interest income	$262,119,630	$12,610,653,715	$151,809,233	$148,026,053

Expenses:

Fund-Level Expenses:

Management fees	9,382,540	402,916,745	4,804,285	4,613,804

Transfer Agency fees	521,305	25,184,594	300,294	288,389

Registration fees	270,053	3,692,659	160,271	238,477

Custody, accounting and administrative services	134,643	7,164,798	16,361	59,419

Professional fees	104,145	32,815	17,761	160,202

Printing and postage fees	47,062	1,078,668	31,239	46,713

Trustee fees	31,472	320,643	24,710	24,832

Shareholder meeting expense	7,423	677,665	2,546	3,223

Other	139,182	1,350,888	164,190	98,539

Subtotal	10,637,825	442,419,475	5,521,657	5,533,598

Class Specific Expenses:

Administration Share fees	345,815	23,398,750	6,745	16,053

Service Share fees	178,594	7,025,291	15	4

Preferred Share fees	147,947	1,927,009	68	439

Cash Management Share fees	73,228	1,595,179	2	2

Distribution fees - Cash Management Shares	43,937	957,112	2	2

Capital Share fees	129	4,365,374	—	619

Premier Share fees	114	617,455	2	2

Select Share fees	9	413,762	1,158	3,780

Distribution fees - Resource Shares	—	12,847	—	—

Resource Share fees	—	42,823	2	2

Distribution and Service fees - Class A Shares	—	3,845,063	—	—

Distribution fees - Class C Shares	—	56,984	—	—

Total expenses	11,427,598	486,677,124	5,529,651	5,554,501

Less - expense reductions	—	—	—	(224,478)

Net expenses	11,427,598	486,677,124	5,529,651	5,330,023

NET INVESTMENT INCOME	$250,692,032	$12,123,976,591	$146,279,582	$142,696,030

Net realized gain (loss) from investment transactions	605,201	(4,044,388)	6,671	211,925

Net change in unrealized (loss) from investment transactions	—	—	(428,693)	(196,900)

Net realized and unrealized gain (loss)	605,201	(4,044,388)	(422,022)	15,025

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$251,297,233	$12,119,932,203	$145,857,560	$142,711,055

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Operations (continued) For the Year Ended November 30, 2023

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

Investment Income:

Interest income	$4,312,948,951	$2,183,863,677	$748,159,198

Expenses:

Fund-Level Expenses:

Management fees	157,031,205	78,596,131	26,857,375

Transfer Agency fees	8,724,840	4,366,894	1,492,229

Custody, accounting and administrative services	2,403,716	1,211,912	395,903

Registration fees	752,551	595,959	386,585

Printing and postage fees	418,031	113,576	53,835

Shareholder meeting expense	313,000	28,325	12,758

Trustee fees	138,399	107,638	34,380

Professional fees	42,913	100,183	82,673

Other	753,793	356,551	168,841

Subtotal	170,578,448	85,477,169	29,484,579

Class Specific Expenses:

Administration Share fees	5,551,840	5,159,595	1,993,813

Service Share fees	3,586,740	7,830,728	1,083,407

Capital Share fees	1,390,853	1,324,758	285,028

Premier Share fees	1,235,621	51,585	333,049

Cash Management Share fees	162,945	118,951	1,419,583

Select Share fees	130,128	37,307	2,019

Distribution and Service fees - Class B Shares	97,768	96,777	—

Preferred Share fees	87,615	968,729	55,239

Resource Share fees	2	84,688	2

Distribution fees - Cash Management Shares	—	—	851,754

Total expenses	182,821,960	101,150,287	35,508,473

NET INVESTMENT INCOME	$4,130,126,991	$2,082,713,390	$712,650,725

Net realized gain (loss) from investment transactions	(7,188,332)	4,239,329	1,576,143

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,122,938,659	$2,086,952,719	$714,226,868

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets

	Federal Instruments Fund		Government Fund
	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

From operations:

Net investment income	$250,692,032	$37,573,263	$12,123,976,591	$2,803,495,034

Net realized gain (loss) from investment transactions	605,201	(1,097,739)	(4,044,388)	(36,419,448)

Net increase in net assets resulting from operations	251,297,233	36,475,524	12,119,932,203	2,767,075,586

Distributions to shareholders:

From distributable earnings:

Class A Shares	–	–	(72,685,018)	(5,055,452)

Class C Shares	–	–	(216,622)	(39,659)

Class D Shares	(391,869)	–	(3,619,247)	(81)

Institutional Shares	(235,326,812)	(33,403,202)	(10,522,118,650)	(2,465,029,443)

Capital Shares	(3,861)	(2,765)	(136,777,569)	(34,275,444)

Service Shares	(1,540,243)	(84,362)	(61,010,250)	(10,898,908)

Preferred Shares	(6,832,196)	(2,118,828)	(91,598,847)	(17,928,655)

Select Shares	(1,408)	(575)	(66,259,446)	(12,702,067)

Administration Shares	(6,378,524)	(691,265)	(429,061,209)	(87,269,028)

Cash Management Shares	(597,412)	(298,124)	(13,224,212)	(1,262,217)

Premier Shares	(1,371)	(490)	(7,728,220)	(32,418,214)

Resource Shares	–	–	(356,100)	(77,483)

Class R6 Shares	–	–	(14,094,386)	(3,483,858)

Drexel Hamilton Class Shares	–	–	(449,135,354)	(68,494,144)

Loop Class Shares	–	–	(176,056,718)	(18,055,226)

Seelaus Class Shares	–	–	(73,173,095)	(13,026,567)

Total distributions to shareholders	(251,073,696)	(36,599,611)	(12,117,114,943)	(2,770,016,446)

From share transactions:

Proceeds from sales of shares	15,977,811,218	9,035,571,345	1,939,531,164,447	1,792,318,949,830

Proceeds received in connection with merger	–	–	–	2,790,726,059

Reinvestment of distributions	215,364,671	27,620,687	6,372,884,347	1,390,505,254

Cost of shares redeemed	(14,467,328,023)	(8,434,265,919)	(1,953,843,155,556)	(1,760,970,089,565)

Net increase (decrease) in net assets resulting from share transactions	1,725,847,866	628,926,113	(7,939,106,762)	35,530,091,578

TOTAL INCREASE (DECREASE)	1,726,071,403	628,802,026	(7,936,289,502)	35,527,150,718

Net Assets:

Beginning of year	3,500,863,031	2,872,061,005	259,705,257,052	224,178,106,334

End of year	$5,226,934,434	$3,500,863,031	$251,768,967,550	$259,705,257,052

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Money Market Fund		Prime Obligations Fund
	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

From operations:

Net investment income	$146,279,582	$57,642,391	$142,696,030	$23,875,734

Net realized gain (loss) from investment transactions	6,671	(203,498)	211,925	(56,386)

Net change in unrealized gain (loss) from investment transactions	(428,693)	406,916	(196,900)	123,953

Net increase in net assets resulting from operations	145,857,560	57,845,809	142,711,055	23,943,301

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(145,954,060)	(57,708,561)	(141,492,995)	(22,902,785)

Capital Shares	(31)	(15)	(19,461)	(6,586)

Service Shares	(122)	(27)	(27)	(10)

Preferred Shares	(3,311)	(848)	(19,936)	(171)

Select Shares	(194,803)	(19,063)	(620,147)	(325,602)

Administration Shares	(127,172)	(25,185)	(301,297)	(71,812)

Cash Management Shares	(26)	(10)	(28)	(10)

Premier Shares	(29)	(12)	(30)	(12)

Resource Shares	(28)	(12)	(30)	(12)

Drexel Hamilton Class Shares	–	–	(373,245)	(547,805)

Total distributions to shareholders	(146,279,582)	(57,753,733)	(142,827,196)	(23,854,805)

From share transactions:

Proceeds from sales of shares	15,041,168,190	22,570,295,561	7,334,947,557	6,700,628,087

Reinvestment of distributions	119,383,895	47,188,919	124,205,673	17,554,707

Cost of shares redeemed	(16,949,499,238)	(23,694,139,380)	(6,633,603,875)	(5,648,898,729)

Net increase (decrease) in net assets resulting from share transactions	(1,788,947,153)	(1,076,654,900)	825,549,355	1,069,284,065

TOTAL INCREASE (DECREASE)	(1,789,369,175)	(1,076,562,824)	825,433,214	1,069,372,561

Net Assets:

Beginning of year	4,423,322,243	5,499,885,067	2,225,360,612	1,155,988,051

End of year	$2,633,953,068	$4,423,322,243	$3,050,793,826	$2,225,360,612

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Instruments Fund		Treasury Obligations Fund
	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

From operations:

Net investment income	$4,130,126,991	$1,129,057,103	$2,082,713,390	$501,052,282

Net realized gain (loss) from investment transactions	(7,188,332)	(39,911,913)	4,239,329	(3,292,917)

Net increase in net assets resulting from operations	4,122,938,659	1,089,145,190	2,086,952,719	497,759,365

Distributions to shareholders:

From distributable earnings:

Class D Shares	(1,367,670)	–	–	–

Institutional Shares	(3,861,789,006)	(1,056,034,044)	(1,826,913,610)	(434,961,311)

Capital Shares	(41,430,892)	(9,411,190)	(41,696,476)	(6,219,164)

Service Shares	(29,943,775)	(8,218,454)	(67,464,668)	(15,204,973)

Preferred Shares	(4,182,906)	(639,738)	(45,884,337)	(7,248,129)

Select Shares	(20,706,162)	(4,696,834)	(5,859,394)	(1,957,133)

Administration Shares	(99,125,318)	(22,293,083)	(94,223,573)	(32,452,304)

Cash Management Shares	(1,291,142)	(30,982)	(908,816)	(243,498)

Premier Shares	(16,124,159)	(1,691,897)	(646,252)	(268,194)

Resource Shares	(26)	(9)	(742,723)	(9)

Loop Class Shares	(4,909,184)	(2,114,874)	–	–

Seelaus Class Shares	(27,100,254)	(115)	–	–

Total distributions to shareholders	(4,107,970,494)	(1,105,131,220)	(2,084,339,849)	(498,554,715)

From share transactions:

Proceeds from sales of shares	295,884,528,346	300,461,908,806	415,862,061,039	331,951,175,429

Reinvestment of distributions	2,396,101,440	661,441,499	944,233,062	183,765,952

Cost of shares redeemed	(311,373,669,749)	(310,326,108,567)	(410,533,964,153)	(315,376,719,994)

Net increase (decrease) in net assets resulting from share transactions	(13,093,039,963)	(9,202,758,262)	6,272,329,948	16,758,221,387

TOTAL INCREASE (DECREASE)	(13,078,071,798)	(9,218,744,292)	6,274,942,818	16,757,426,037

Net Assets:

Beginning of year	96,960,290,733	106,179,035,025	44,088,023,675	27,330,597,638

End of year	$83,882,218,935	$96,960,290,733	$50,362,966,493	$44,088,023,675

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Statements of Changes in Net Assets (continued)

	Treasury Solutions Fund
	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

From operations:

Net investment income	$712,650,725	$166,650,682

Net realized gain (loss) from investment transactions	1,576,143	(2,654,109)

Net increase in net assets resulting from operations	714,226,868	163,996,573

Distributions to shareholders:

From distributable earnings:

Institutional Shares	(640,453,144)	(147,568,558)

Capital Shares	(8,754,429)	(1,940,525)

Service Shares	(9,662,626)	(1,340,044)

Preferred Shares	(2,591,509)	(663,714)

Select Shares	(306,624)	(99,050)

Administration Shares	(36,164,078)	(9,434,030)

Cash Management Shares	(11,090,008)	(2,444,620)

Premier Shares	(4,186,689)	(883,286)

Resource Shares	(26)	(10)

Total distributions to shareholders	(713,209,133)	(164,373,837)

From share transactions:

Proceeds from sales of shares	63,899,985,993	51,929,440,243

Reinvestment of distributions	438,300,342	96,560,998

Cost of shares redeemed	(65,049,705,531)	(47,064,393,740)

Net increase (decrease) in net assets resulting from share transactions	(711,419,196)	4,961,607,501

TOTAL INCREASE (DECREASE)	(710,401,461)	4,961,230,237

Net Assets:

Beginning of year	15,997,117,046	11,035,886,809

End of year	$15,286,715,585	$15,997,117,046

52	The accompanying notes are an integral part of these financial statements.

Financial Highlights Selected Data for a Share Outstanding Throughout The Period

	Federal Instruments Fund
	Class D Shares
	Period Ended November 30, 2023(a)

Per Share Data

Net asset value, beginning of period	$1.00

Net investment income(b)	0.041

Net realized gain	–	(c)

Total from investment operations	0.041

Distributions to shareholders from net investment income	(0.041)

Distributions to shareholders from net realized gains	–	(c)

Total distributions(d)	(0.041)

Net asset value, end of period	$1.00

Total Return(e)	4.90%

Net assets, end of period (in 000’s)	$1,441

Ratio of net expenses to average net assets	0.20	%(f)

Ratio of total expenses to average net assets	0.20	%(f)

Ratio of net investment income to average net assets	4.93	%(f)

(a)	Commenced operations on January 31, 2023.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.0005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	53

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Federal Instruments Fund

	Institutional Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.048	0.012	–	(b)	–	(b)	0.007	0.021

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	0.003	0.001

Total from investment operations	0.048	0.012	–	(b)	–	(b)	0.010	0.022

Distributions to shareholders from net investment income	(0.048)	(0.012)	–	(b)	–	(b)	(0.010)	(0.022)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.048)	(0.012)	–	(b)	–	(b)	(0.010)	(0.022)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	4.90%	1.18%	0.01%		–	%(e)	0.99%	2.18%

Net assets, end of year (in 000’s)	$4,869,355	$3,229,145	$2,667,247		$3,639,742		$3,761,104	$ 1,453,995

Ratio of net expenses to average net assets	0.20%	0.18%	0.09%		0.14	%(f)	0.15%	0.18%

Ratio of total expenses to average net assets	0.20%	0.21%	0.20%		0.21	%(f)	0.21%	0.22%

Ratio of net investment income to average net assets	4.83%	1.18%	–	%(e)	0.01	%(f)	0.67%	2.15%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Federal Instruments Fund

	Capital Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.045	0.011	–	(b)	–	(b)	0.007	0.019

Net realized gain	0.001	– (b)	–	(b)	–	(b)	0.002	0.001

Total from investment operations	0.046	0.011	–	(b)	–	(b)	0.009	0.020

Distributions to shareholders from net investment income	(0.046)	(0.011)	–	(b)	–	(b)	(0.009)	(0.020)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.046)	(0.011)	–	(b)	–	(b)	(0.009)	(0.020)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.74%	1.08%	0.01%		–	%(e)	0.85%	2.03%

Net assets, end of year (in 000’s)	$55	$130	$527		$3,267		$1,135	$ 626

Ratio of net expenses to average net assets	0.35%	0.27%	0.09%		0.15	%(f)	0.28%	0.33%

Ratio of total expenses to average net assets	0.35%	0.36%	0.35%		0.36	%(f)	0.36%	0.37%

Ratio of net investment income (loss) to average net assets	4.49%	0.66%	–	%(e)	(0.01	)%(f)	0.74%	1.90%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	55

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Federal Instruments Fund

	Service Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.043	0.009	–	(b)	–	(b)	0.006	0.016

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	– (b)	0.001

Total from investment operations	0.043	0.009	–	(b)	–	(b)	0.006	0.017

Distributions to shareholders from net investment income	(0.043)	(0.009)	–	(b)	–	(b)	(0.006)	(0.017)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.043)	(0.009)	–	(b)	–	(b)	(0.006)	(0.017)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.38%	0.86%	0.01%		–	%(e)	0.63%	1.67%

Net assets, end of year (in 000’s)	$44,902	$10,055	$9,839		$10,277		$11,490	$ 11,493

Ratio of net expenses to average net assets	0.70%	0.51%	0.09%		0.15	%(f)	0.50%	0.68%

Ratio of total expenses to average net assets	0.70%	0.71%	0.70%		0.71	%(f)	0.71%	0.72%

Ratio of net investment income (loss) to average net assets	4.31%	0.86%	–	%(e)	(0.01	)%(f)	0.57%	1.64%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Federal Instruments Fund

	Preferred Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.046	0.011	–	(b)	–	(b)	0.004	0.021

Net realized gain	0.001	– (b)	–	(b)	–	(b)	0.005	–(b)

Total from investment operations	0.047	0.011	–	(b)	–	(b)	0.009	0.021

Distributions to shareholders from net investment income	(0.047)	(0.011)	–	(b)	–	(b)	(0.009)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.047)	(0.011)	–	(b)	–	(b)	(0.009)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.80%	1.11%	0.01%		–	%(e)	0.89%	2.08%

Net assets, end of year (in 000’s)	$107,656	$174,388	$2,873		$6,019		$22,779	$ 5,536

Ratio of net expenses to average net assets	0.30%	0.28%	0.09%		0.15	%(f)	0.24%	0.28%

Ratio of total expenses to average net assets	0.30%	0.31%	0.30%		0.31	%(f)	0.31%	0.32%

Ratio of net investment income (loss) to average net assets	4.61%	1.75%	–	%(e)	(0.01	)%(f)	0.39%	2.09%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	57

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Federal Instruments Fund

	Administration Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†,†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.046	0.010	–	(b)	–	(b)	0.007	0.019

Net realized gain (loss)	(0.001)	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.045	0.010	–	(b)	–	(b)	0.008	0.019

Distributions to shareholders from net investment income	(0.045)	(0.010)	–	(b)	–	(b)	(0.008)	(0.019)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.045)	(0.010)	–	(b)	–	(b)	(0.008)	(0.019)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.64%	1.01%	0.01%		–	%(e)	0.78%	1.93%

Net assets, end of year (in 000’s)	$182,443	$79,251	$63,937		$76,144		$73,011	$ 61,267

Ratio of net expenses to average net assets	0.45%	0.36%	0.09%		0.15	%(f)	0.35%	0.43%

Ratio of total expenses to average net assets	0.45%	0.46%	0.45%		0.46	%(f)	0.46%	0.47%

Ratio of net investment income (loss) to average net assets	4.60%	1.19%	–	%(e)	(0.01	)%(f)	0.69%	1.89%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

58	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Federal Instruments Fund

	Cash Management Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.041	0.007	–	(b)	–	(b)	0.002	0.013

Net realized gain (loss)	(0.001)	– (b)	–	(b)	–	(b)	0.003	0.001

Total from investment operations	0.040	0.007	–	(b)	–	(b)	0.005	0.014

Distributions to shareholders from net investment income	(0.040)	(0.007)	–	(b)	–	(b)	(0.005)	(0.014)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.040)	(0.007)	–	(b)	–	(b)	(0.005)	(0.014)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.07%	0.70%	0.01%		–	%(e)	0.46%	1.37%

Net assets, end of year (in 000’s)	$21,081	$7,791	$127,537		$73,555		$52,216	$ 92

Ratio of net expenses to average net assets	1.00%	0.58%	0.09%		0.15	%(f)	0.45%	0.98%

Ratio of total expenses to average net assets	1.00%	1.01%	1.00%		1.01	%(f)	1.01%	1.02%

Ratio of net investment income (loss) to average net assets	4.07%	0.33%	–	%(e)	(0.01	)%(f)	0.12%	1.34%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	59

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Class A Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.047	0.011	–	(b)	–	(b)	0.007	0.019

Net realized gain (loss)	(0.001)	– (b)	–	(b)	–	(b)	0.001	0.001

Total from investment operations	0.046	0.011	–	(b)	–	(b)	0.008	0.020

Distributions to shareholders from net investment income	(0.046)	(0.011)	–	(b)	–	(b)	(0.008)	(0.020)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.046)	(0.011)	–	(b)	–	(b)	(0.008)	(0.020)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.67%	1.07%	0.03%		–	%(e)	0.76%	1.97%

Net assets, end of year (in 000’s)	$2,578,102	$609,601	$600,756		$282,556		$366,871	$ 244,295

Ratio of net expenses to average net assets	0.43%	0.31%	0.07%		0.20	%(f)	0.39%	0.43%

Ratio of total expenses to average net assets	0.43%	0.43%	0.43%		0.43	%(f)	0.43%	0.43%

Ratio of net investment income (loss) to average net assets	4.72%	0.99%	0.03%		(0.01	)%(f)	0.69%	1.94%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

60	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Class C Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.038	0.007	–	(b)	–	(b)	0.003	0.012

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.038	0.007	–	(b)	–	(b)	0.003	0.012

Distributions to shareholders from net investment income	(0.038)	(0.007)	–	(b)	–	(b)	(0.003)	(0.012)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.038)	(0.007)	–	(b)	–	(b)	(0.003)	(0.012)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	3.89%	0.67%	0.03%		–	%(e)	0.34%	1.21%

Net assets, end of year (in 000’s)	$5,211	$5,578	$5,029		$6,327		$6,529	$ 4,532

Ratio of net expenses to average net assets	1.18%	0.75%	0.07%		0.20	%(f)	0.73%	1.18%

Ratio of total expenses to average net assets	1.18%	1.18%	1.18%		1.18	%(f)	1.18%	1.18%

Ratio of net investment income (loss) to average net assets	3.80%	0.68%	0.02%		(0.01	)%(f)	0.25%	1.19%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	61

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Class D Shares

	For the Fiscal Year Ended 2023	Period Ended November 30, 2022(a)

Per Share Data

Net asset value, beginning of period	$1.00	$ 1.00

Net investment income(b)	0.050	0.008

Net realized loss	(0.002)	–

Total from investment operations	0.048	0.008

Distributions to shareholders from net investment income	(0.048)	(0.008)

Distributions to shareholders from net realized gains	– (c)	–

Total distributions	(0.048)	(0.008)

Net asset value, end of period	$1.00	$ 1.00

Total Return(d)	4.93%	0.82%

Net assets, end of period (in 000’s)	$81,635	$ 10

Ratio of net expenses to average net assets	0.18%	0.15%(e)

Ratio of total expenses to average net assets	0.18%	0.18%(e)

Ratio of net investment income to average net assets	4.98%	2.92%(e)

(a)	Commenced operations on August 22, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.0005 per share.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.

62	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Institutional Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.048	0.012	–	(b)	–	(b)	0.007	0.022

Net realized gain	–	– (b)	–	(b)	–	(b)	0.003	–(b)

Total from investment operations	0.048	0.012	–	(b)	–	(b)	0.010	0.022

Distributions to shareholders from net investment income	(0.048)	(0.012)	–	(b)	–	(b)	(0.010)	(0.022)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.048)	(0.012)	–	(b)	–	(b)	(0.010)	(0.022)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.93%	1.25%	0.03%		0.01%		0.97%	2.23%

Net assets, end of year (in 000’s)	$214,557,639	$230,046,292	$194,824,984		$154,904,106		$204,287,540	$ 100,539,271

Ratio of net expenses to average net assets	0.18%	0.15%	0.07%		0.18	%(e)	0.18%	0.18%

Ratio of total expenses to average net assets	0.18%	0.18%	0.18%		0.18	%(e)	0.18%	0.18%

Ratio of net investment income to average net assets	4.82%	1.30%	0.02%		–	%(e)(f)	0.70%	2.19%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	63

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Capital Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.047	0.011	–	(b)	–	(b)	0.008	0.021

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.047	0.011	–	(b)	–	(b)	0.008	0.021

Distributions to shareholders from net investment income	(0.047)	(0.011)	–	(b)	–	(b)	(0.008)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.047)	(0.011)	–	(b)	–	(b)	(0.008)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.77%	1.14%	0.03%		–	%(e)	0.83%	2.08%

Net assets, end of year (in 000’s)	$3,856,324	$3,087,619	$1,675,429		$1,435,345		$1,291,798	$ 1,302,391

Ratio of net expenses to average net assets	0.33%	0.27%	0.07%		0.19	%(f)	0.32%	0.33%

Ratio of total expenses to average net assets	0.33%	0.33%	0.33%		0.33	%(f)	0.33%	0.33%

Ratio of net investment income (loss) to average net assets	4.70%	1.40%	0.02%		(0.01	)%(f)	0.76%	2.05%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

64	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Service Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.043	0.009	–	(b)	–	(b)	0.006	0.017

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.043	0.009	–	(b)	–	(b)	0.006	0.017

Distributions to shareholders from net investment income	(0.043)	(0.009)	–	(b)	–	(b)	(0.006)	(0.017)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.043)	(0.009)	–	(b)	–	(b)	(0.006)	(0.017)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.41%	0.92%	0.03%		–	%(e)	0.61%	1.72%

Net assets, end of year (in 000’s)	$1,476,967	$1,190,570	$908,881		$860,075		$1,775,966	$ 665,252

Ratio of net expenses to average net assets	0.68%	0.50%	0.07%		0.20	%(f)	0.53%	0.68%

Ratio of total expenses to average net assets	0.68%	0.68%	0.68%		0.68	%(f)	0.68%	0.68%

Ratio of net investment income (loss) to average net assets	4.34%	1.01%	0.02%		(0.01	)%(f)	0.58%	1.69%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	65

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Preferred Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.048	0.012	–	(b)	–	(b)	0.009	0.021

Net realized loss	(0.001)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.047	0.012	–	(b)	–	(b)	0.009	0.021

Distributions to shareholders from net investment income	(0.047)	(0.012)	–	(b)	–	(b)	(0.009)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.047)	(0.012)	–	(b)	–	(b)	(0.009)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.82%	1.18%	0.03%		–	%(e)	0.88%	2.13%

Net assets, end of year (in 000’s)	$2,183,829	$1,742,072	$1,077,741		$820,201		$1,627,349	$ 1,755,404

Ratio of net expenses to average net assets	0.28%	0.23%	0.07%		0.20	%(f)	0.28%	0.28%

Ratio of total expenses to average net assets	0.28%	0.28%	0.28%		0.28	%(f)	0.28%	0.28%

Ratio of net investment income (loss) to average net assets	4.76%	1.40%	0.02%		(0.01	)%(f)	0.89%	2.08%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

66	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Select Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.048	0.012	–	(b)	–	(b)	0.009	0.022

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.048	0.012	–	(b)	–	(b)	0.009	0.022

Distributions to shareholders from net investment income	(0.048)	(0.012)	–	(b)	–	(b)	(0.009)	(0.022)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.048)	(0.012)	–	(b)	–	(b)	(0.009)	(0.022)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.90%	1.23%	0.03%		–	%(e)	0.94%	2.20%

Net assets, end of year (in 000’s)	$1,355,264	$1,119,156	$1,181,542		$448,540		$481,493	$ 825,651

Ratio of net expenses to average net assets	0.21%	0.17%	0.07%		0.20	%(f)	0.21%	0.21%

Ratio of total expenses to average net assets	0.21%	0.21%	0.21%		0.21	%(f)	0.21%	0.21%

Ratio of net investment income (loss) to average net assets	4.81%	1.42%	0.03%		(0.01	)%(f)	0.86%	2.16%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	67

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Administration Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.046	0.011	–	(b)	–	(b)	0.008	0.020

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.046	0.011	–	(b)	–	(b)	0.008	0.020

Distributions to shareholders from net investment income	(0.046)	(0.011)	–	(b)	–	(b)	(0.008)	(0.020)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.046)	(0.011)	–	(b)	–	(b)	(0.008)	(0.020)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.67%	1.07%	0.03%		–	%(e)	0.76%	1.97%

Net assets, end of year (in 000’s)	$10,067,366	$9,178,619	$7,904,302		$5,706,517		$5,421,224	$ 4,862,853

Ratio of net expenses to average net assets	0.43%	0.32%	0.07%		0.20	%(f)	0.39%	0.43%

Ratio of total expenses to average net assets	0.43%	0.43%	0.43%		0.43	%(f)	0.43%	0.43%

Ratio of net investment income (loss) to average net assets	4.59%	1.07%	0.02%		(0.01	)%(f)	0.76%	1.95%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

68	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Cash Management Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.041	0.008	–	(b)	–	(b)	0.004	0.013

Net realized gain (loss)	(0.001)	– (b)	–	(b)	–	(b)	0.001	0.001

Total from investment operations	0.040	0.008	–	(b)	–	(b)	0.005	0.014

Distributions to shareholders from net investment income	(0.040)	(0.008)	–	(b)	–	(b)	(0.005)	(0.014)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	–	–

Total distributions(c)	(0.040)	(0.008)	–	(b)	–	(b)	(0.005)	(0.014)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.09%	0.76%	0.03%		–	%(e)	0.45%	1.42%

Net assets, end of year (in 000’s)	$542,413	$148,429	$302,333		$168,903		$198,129	$ 96,690

Ratio of net expenses to average net assets	0.98%	0.61%	0.07%		0.20	%(f)	0.65%	0.98%

Ratio of total expenses to average net assets	0.98%	0.98%	0.98%		0.98	%(f)	0.98%	0.98%

Ratio of net investment income (loss) to average net assets	4.14%	0.45%	0.03%		(0.01	)%(f)	0.35%	1.35%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	69

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Premier Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.044	0.010	–	(b)	–	(b)	0.007	0.019

Net realized gain	0.001	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.045	0.010	–	(b)	–	(b)	0.007	0.019

Distributions to shareholders from net investment income	(0.045)	(0.010)	–	(b)	–	(b)	(0.007)	(0.019)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.045)	(0.010)	–	(b)	–	(b)	(0.007)	(0.019)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.56%	1.01%	0.03%		–	%(e)	0.70%	1.87%

Net assets, end of year (in 000’s)	$119,784	$365,028	$9,922,502		$219,114		$195,822	$ 190,633

Ratio of net expenses to average net assets	0.53%	0.33%	0.07%		0.20	%(f)	0.46%	0.53%

Ratio of total expenses to average net assets	0.53%	0.53%	0.53%		0.53	%(f)	0.53%	0.53%

Ratio of net investment income (loss) to average net assets	4.39%	0.33%	0.03%		(0.01	)%(f)	0.70%	1.85%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

70	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Resource Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.042	0.008	–	(b)	–	(b)	0.005	0.015

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	0.001

Total from investment operations	0.042	0.008	–	(b)	–	(b)	0.005	0.016

Distributions to shareholders from net investment income	(0.042)	(0.008)	–	(b)	–	(b)	(0.005)	(0.016)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.042)	(0.008)	–	(b)	–	(b)	(0.005)	(0.016)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.25%	0.84%	0.03%		–	%(e)	0.53%	1.57%

Net assets, end of year (in 000’s)	$8,513	$9,214	$10,447		$93,981		$83,378	$ 70,841

Ratio of net expenses to average net assets	0.83%	0.56%	0.07%		0.20	%(f)	0.60%	0.83%

Ratio of total expenses to average net assets	0.83%	0.83%	0.83%		0.83	%(f)	0.83%	0.83%

Ratio of net investment income (loss) to average net assets	4.16%	0.83%	0.02%		(0.01	)%(f)	0.47%	1.54%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	71

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Class R6 Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.048	0.012	–	(b)	–	(b)	0.009	0.022

Net realized gain	–	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.048	0.012	–	(b)	–	(b)	0.010	0.022

Distributions to shareholders from net investment income	(0.048)	(0.012)	–	(b)	–	(b)	(0.010)	(0.022)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.048)	(0.012)	–	(b)	–	(b)	(0.010)	(0.022)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.93%	1.25%	0.03%		0.01%		0.97%	2.23%

Net assets, end of year (in 000’s)	$316,732	$268,194	$311,454		$91,630		$115,111	$ 96,804

Ratio of net expenses to average net assets	0.18%	0.15%	0.07%		0.18	%(e)	0.18%	0.18%

Ratio of total expenses to average net assets	0.18%	0.18%	0.18%		0.18	%(e)	0.18%	0.18%

Ratio of net investment income to average net assets	4.83%	1.26%	0.03%		–	%(e)(f)	0.93%	2.20%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

72	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Drexel Hamilton Class Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Period Ended August 31, 2020(a)
	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$ 1.00

Net investment income(b)	0.049	0.012	–	(c)	–	(c)	0.005

Net realized gain (loss)	(0.001)	– (c)	–	(c)	–	(c)	0.004

Total from investment operations	0.048	0.012	–	(c)	–	(c)	0.009

Distributions to shareholders from net investment income	(0.048)	(0.012)	–	(c)	–	(c)	(0.009)

Distributions to shareholders from net realized gains	– (c)	– (c)	–	(c)	–	(c)	–(c)

Total distributions(d)	(0.048)	(0.012)	–	(c)	–	(c)	(0.009)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$ 1.00

Total Return(e)	4.93%	1.25%	0.03%		0.01%		0.93%

Net assets, end of period (in 000’s)	$11,012,314	$7,563,684	$4,948,288		$3,042,967		$ 2,354,098

Ratio of net expenses to average net assets	0.18%	0.15%	0.07%		0.18	%(f)	0.18%(f)

Ratio of total expenses to average net assets	0.18%	0.18%	0.18%		0.18	%(f)	0.18%(f)

Ratio of net investment income to average net assets	4.91%	1.33%	0.03%		–	%(f)(g)	0.54%(f)

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Commenced operations on September 9, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.0005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	73

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Loop Class Shares
	Year Ended November 30,		Period Ended November 30, 2021(a)
	2023	2022

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$ 1.00

Net investment income(b)	0.049	0.012	–(c)

Net realized loss	(0.001)	– (c)	–(c)

Total from investment operations	0.048	0.012	–(c)

Distributions to shareholders from net investment income	(0.048)	(0.012)	–(c)

Distributions to shareholders from net realized gains	– (c)	– (c)	–(c)

Total distributions(d)	(0.048)	(0.012)	–(c)

Net asset value, end of period	$1.00	$1.00	$ 1.00

Total Return(e)	4.93%	1.25%	–%(f)

Net assets, end of period (in 000’s)	$2,922,240	$2,365,925	$ 504,408

Ratio of net expenses to average net assets	0.18%	0.15%	0.07%(g)

Ratio of total expenses to average net assets	0.18%	0.18%	0.18%(g)

Ratio of net investment income to average net assets	4.95%	1.36%	0.03%(g)

(a)	Commenced operations on August 23, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.0005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(f)	Amount is less than 0.005%.
(g)	Annualized.

74	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Government Fund

	Seelaus Class Shares
	Year Ended November 30,		Period Ended November 30, 2021(a)
	2023	2022

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$ 1.00

Net investment income(b)	0.049	0.012	–(c)

Net realized loss	(0.001)	– (c)	–(c)

Total from investment operations	0.048	0.012	–(c)

Distributions to shareholders from net investment income	(0.048)	(0.012)	–(c)

Distributions to shareholders from net realized gains	– (c)	– (c)	–(c)

Total distributions(d)	(0.048)	(0.012)	–(c)

Net asset value, end of period	$1.00	$1.00	$ 1.00

Total Return(e)	4.93%	1.25%	–%(f)

Net assets, end of period (in 000’s)	$684,634	$2,005,266	$ 10

Ratio of net expenses to average net assets	0.18%	0.15%	0.07%(g)

Ratio of total expenses to average net assets	0.18%	0.18%	0.18%(g)

Ratio of net investment income to average net assets	4.91%	1.55%	0.03%(g)

(a)	Commenced operations on August 23, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.0005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(f)	Amount is less than 0.005%.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.	75

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Money Market Fund

	Institutional Shares
	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021			2020	2019

Per Share Data

Net asset value, beginning of period	$1.0004	$1.0004	$1.0008	$1.0011		$1.0006	$ 1.0003

Net investment income(a)	0.0487	0.0136	0.0001	–	(b)	0.0152	0.0244

Net realized and unrealized gain (loss)	0.0006	–	0.0001	(0.0001)		(0.0027)	0.0004

Total from investment operations	0.0493	0.0136	0.0002	(0.0001)		0.0125	0.0248

Distributions to shareholders from net investment income	(0.0495)	(0.0136)	(0.0001)	–	(b)	(0.0120)	(0.0245)

Distributions to shareholders from net realized gains	–	– (b)	(0.0005)	(0.0002)		– (b)	–(b)

Total distributions(c)	(0.0495)	(0.0136)	(0.0006)	(0.0002)		(0.0120)	(0.0245)

Net asset value, end of period	$1.0002	$1.0004	$1.0004	$1.0008		$1.0011	$1.0006

Total Return(d)	5.05%	1.36%	0.02%	(0.01)%		1.25%	2.52%

Net assets, end of year (in 000’s)	$2,626,319	$4,418,991	$5,494,458	$4,042,145		$6,595,783	$ 17,728,767

Ratio of net expenses to average net assets	0.18%	0.17%	0.11%	0.18	%(e)	0.15%	0.13%

Ratio of total expenses to average net assets	0.18%	0.19%	0.19%	0.19	%(e)	0.18%	0.18%

Ratio of net investment income to average net assets	4.87%	1.38%	0.01%	0.01	%(e)	1.52%	2.44%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.

76	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Money Market Fund

	Service Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.0006	$1.0005	$1.0000		$1.0006		$1.0002	$ 1.0001

Net investment income(a)	0.0446	0.0100	–	(b)	0.0004		0.0126	0.0199

Net realized and unrealized gain (loss)	–	0.0001	0.0009		(0.0004)		(0.0041)	(0.0003)

Total from investment operations	0.0446	0.0101	0.0009		–		0.0085	0.0196

Distributions to shareholders from net investment income	(0.0447)	(0.0100)	–	(b)	(0.0003)		(0.0081)	(0.0195)

Distributions to shareholders from net realized gains	–	– (b)	(0.0004)		(0.0003)		– (b)	–(b)

Total distributions(c)	(0.0447)	(0.0100)	(0.0004)		(0.0006)		(0.0081)	(0.0195)

Net asset value, end of period	$1.0005	$1.0006	$1.0005		$1.0000		$1.0006	$ 1.0002

Total Return(d)	4.53%	1.03%	0.11%		(0.06)%		0.81%	1.99%

Net assets, end of year (in 000’s)	$3	$3	$3		$3		$3	$ 8

Ratio of net expenses to average net assets	0.68%	0.53%	0.11%		0.26	%(e)	0.64%	0.63%

Ratio of total expenses to average net assets	0.68%	0.69%	0.69%		0.69	%(e)	0.68%	0.68%

Ratio of net investment income to average net assets	4.47%	1.01%	–	%(f)	0.03	%(e)	1.26%	1.99%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	77

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Money Market Fund

	Preferred Shares
	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021			2020	2019

Per Share Data

Net asset value, beginning of period	$1.0006	$1.0006	$1.0008	$1.0011		$1.0006	$ 1.0002

Net investment income(a)	0.0486	0.0128	0.0001	–	(b)	0.0136	0.0231

Net realized and unrealized gain (loss)	(0.0004)	–	0.0002	(0.0001)		(0.0021)	0.0008

Total from investment operations	0.0482	0.0128	0.0003	(0.0001)		0.0115	0.0239

Distributions to shareholders from net investment income	(0.0485)	(0.0128)	(0.0001)	–	(b)	(0.0110)	(0.0235)

Distributions to shareholders from net realized gains	–	– (b)	(0.0004)	(0.0002)		– (b)	–(b)

Total distributions(c)	(0.0485)	(0.0128)	(0.0005)	(0.0002)		(0.0110)	(0.0235)

Net asset value, end of period	$1.0003	$1.0006	$1.0006	$1.0008		$1.0011	$ 1.0006

Total Return(d)	4.93%	1.29%	0.04%	(0.03)%		1.15%	2.41%

Net assets, end of year (in 000’s)	$70	$67	$66	$66		$1,919	$ 4,901

Ratio of net expenses to average net assets	0.28%	0.25%	0.11%	0.24	%(e)	0.25%	0.23%

Ratio of total expenses to average net assets	0.28%	0.29%	0.29%	0.29	%(e)	0.28%	0.28%

Ratio of net investment income (loss) to average net assets	4.86%	1.29%	0.01%	(0.05	)%(e)	1.35%	2.31%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.

78	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Money Market Fund

	Select Shares
	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021			2020	2019

Per Share Data

Net asset value, beginning of period	$1.0002	$1.0004	$1.0007	$1.0009		$1.0006	$ 1.0003

Net investment income(a)	0.0505	0.0133	0.0001	–	(b)	0.0163	0.0240

Net realized and unrealized gain (loss)	(0.0016)	(0.0002)	0.0002	–		(0.0043)	0.0005

Total from investment operations	0.0489	0.0131	0.0003	–	(b)	0.0120	0.0245

Distributions to shareholders from net investment income	(0.0492)	(0.0133)	(0.0001)	–	(b)	(0.0117)	(0.0242)

Distributions to shareholders from net realized gains	–	– (b)	(0.0005)	(0.0002)		– (b)	–(b)

Total distributions(c)	(0.0492)	(0.0133)	(0.0006)	(0.0002)		(0.0117)	(0.0242)

Net asset value, end of period	$0.9999	$1.0002	$1.0004	$1.0007		$1.0009	$ 1.0006

Total Return(d)	5.01%	1.32%	0.03%	(0.01)%		1.20%	2.49%

Net assets, end of year (in 000’s)	$4,674	$1,342	$3,702	$2,361		$2,362	$ 34,943

Ratio of net expenses to average net assets	0.21%	0.19%	0.11%	0.21	%(e)	0.18%	0.16%

Ratio of total expenses to average net assets	0.21%	0.22%	0.22%	0.22	%(e)	0.21%	0.21%

Ratio of net investment income (loss) to average net assets	5.05%	0.87%	0.01%	(0.03	)%(e)	1.63%	2.40%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	79

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Money Market Fund

	Administration Shares
	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021			2020	2019

Per Share Data

Net asset value, beginning of period	$1.0004	$1.0004	$1.0007	$1.0010		$1.0005	$ 1.0003

Net investment income(a)	0.0471	0.0117	0.0001	–	(b)	0.0094	0.0214

Net realized and unrealized gain (loss)	(0.0003)	–	0.0002	(0.0001)		0.0007	0.0008

Total from investment operations	0.0468	0.0117	0.0003	(0.0001)		0.0101	0.0222

Distributions to shareholders from net investment income	(0.0470)	(0.0117)	(0.0001)	–	(b)	(0.0096)	(0.0220)

Distributions to shareholders from net realized gains	–	– (b)	(0.0005)	(0.0002)		– (b)	–(b)

Total distributions(c)	(0.0470)	(0.0117)	(0.0006)	(0.0002)		(0.0096)	(0.0220)

Net asset value, end of period	$1.0002	$1.0004	$1.0004	$1.0007		$1.0010	$ 1.0005

Total Return(d)	4.79%	1.18%	0.03%	(0.03)%		1.01%	2.25%

Net assets, end of year (in 000’s)	$2,887	$2,916	$1,652	$4,270		$4,506	$ 4,493

Ratio of net expenses to average net assets	0.43%	0.37%	0.11%	0.24	%(e)	0.38%	0.38%

Ratio of total expenses to average net assets	0.43%	0.44%	0.44%	0.44	%(e)	0.43%	0.43%

Ratio of net investment income (loss) to average net assets	4.71%	1.27%	0.01%	(0.05	)%(e)	0.93%	2.14%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.

80	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Prime Obligations Fund

	Institutional Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.0010	$1.0009	$1.0010		$1.0013		$1.0006	$ 1.0003

Net investment income(a)	0.0495	0.0133	–	(b)	–	(b)	0.0130	0.0243

Net realized and unrealized gain (loss)	(0.0001)	0.0001	0.0001		(0.0001)		(0.0002)	0.0004

Total from investment operations	0.0494	0.0134	0.0001		(0.0001)		0.0128	0.0247

Distributions to shareholders from net investment income	(0.0494)	(0.0133)	–	(b)	–	(b)	(0.0121)	(0.0244)

Distributions to shareholders from net realized gains	(0.0001)	– (b)	(0.0002)		(0.0002)		–	–

Total distributions(c)	(0.0495)	(0.0133)	(0.0002)		(0.0002)		(0.0121)	(0.0244)

Net asset value, end of period	$1.0009	$1.0010	$1.0009		$1.0010		$1.0013	$ 1.0006

Total Return(d)	5.04%	1.35%	0.01%		(0.01)%		1.28%	2.51%

Net assets, end of year (in 000’s)	$3,034,065	$2,184,629	$1,110,878		$2,747,965		$4,619,641	$ 6,122,574

Ratio of net expenses to average net assets	0.18%	0.18%	0.13%		0.18	%(e)	0.16%	0.13%

Ratio of total expenses to average net assets	0.19%	0.22%	0.20%		0.19	%(e)	0.18%	0.18%

Ratio of net investment income to average net assets	4.95%	1.69%	–	%(f)	–	%(e)(f)	1.30%	2.43%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	81

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Prime Obligations Fund

	Capital Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.0008	$1.0008	$1.0009		$1.0012		$1.0006	$ 1.0002

Net investment income(a)	0.0472	0.0122	–	(b)	–	(b)	0.0108	0.0227

Net realized and unrealized gain (loss)	0.0009	–	0.0001		(0.0001)		0.0004	0.0006

Total from investment operations	0.0481	0.0122	0.0001		(0.0001)		0.0112	0.0233

Distributions to shareholders from net investment income	(0.0479)	(0.0122)	–	(b)	–	(b)	(0.0106)	(0.0229)

Distributions to shareholders from net realized gains	(0.0001)	– (b)	(0.0002)		(0.0002)		– (b)	–(b)

Total distributions(c)	(0.0480)	(0.0122)	(0.0002)		(0.0002)		(0.0106)	(0.0229)

Net asset value, end of period	$1.0009	$1.0008	$1.0008		$1.0009		$1.0012	$ 1.0006

Total Return(d)	4.90%	1.22%	0.01%		(0.03)%		1.12%	2.35%

Net assets, end of year (in 000’s)	$295	$542	$911		$911		$1,014	$ 6,755

Ratio of net expenses to average net assets	0.33%	0.28%	0.14%		0.23	%(e)	0.31%	0.28%

Ratio of total expenses to average net assets	0.34%	0.37%	0.35%		0.34	%(e)	0.33%	0.33%

Ratio of net investment income (loss) to average net assets	4.72%	0.99%	–	%(f)	(0.05	)%(e)	1.07%	2.27%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

82	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Prime Obligations Fund

	Preferred Shares
	Year Ended November 30,			For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021			2020	2019

Per Share Data

Net asset value, beginning of period	$1.0007	$1.0007	$1.0008	$1.0010		$1.0004	$ 1.0001

Net investment income (loss)(a)	0.0454	0.0125	(0.0002)	–	(b)	0.0111	0.0233

Net realized and unrealized gain (loss)	0.0030	–	0.0003	(0.0001)		0.0006	0.0004

Total from investment operations	0.0484	0.0125	0.0001	(0.0001)		0.0117	0.0237

Distributions to shareholders from net investment income	(0.0484)	(0.0125)	–	–	(b)	(0.0111)	(0.0234)

Distributions to shareholders from net realized gains	– (b)	– (b)	(0.0002)	(0.0001)		– (b)	–(b)

Total distributions(c)	(0.0484)	(0.0125)	(0.0002)	(0.0001)		(0.0111)	(0.0234)

Net asset value, end of period	$1.0007	$1.0007	$1.0007	$1.0008		$1.0010	$ 1.0004

Total Return(d)	4.95%	1.26%	0.01%	(0.02)%		1.16%	2.41%

Net assets, end of year (in 000’s)	$12	$14	$14	$3,364		$3,365	$ 2,839

Ratio of net expenses to average net assets	0.28%	0.26%	0.14%	0.22	%(e)	0.26%	0.23%

Ratio of total expenses to average net assets	0.29%	0.32%	0.30%	0.29	%(e)	0.28%	0.28%

Ratio of net investment income (loss) to average net assets	4.54%	1.23%	(0.02)%	(0.05	)%(e)	1.11%	2.33%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.	83

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Prime Obligations Fund

	Select Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.0008	$1.0008	$1.0010		$1.0012		$1.0004	$ 1.0002

Net investment income (loss)(a)	0.0492	0.0131	(0.0001)		–	(b)	0.0120	0.0241

Net realized and unrealized gain	–	–	0.0001		–	(b)	0.0006	0.0002

Total from investment operations	0.0492	0.0131	–		–	(b)	0.0126	0.0243

Distributions to shareholders from net investment income	(0.0491)	(0.0131)	–		–	(b)	(0.0118)	(0.0241)

Distributions to shareholders from net realized gains	(0.0001)	– (b)	(0.0002)		(0.0002)		– (b)	–(b)

Total distributions(c)	(0.0492)	(0.0131)	(0.0002)		(0.0002)		(0.0118)	(0.0241)

Net asset value, end of period	$1.0008	$1.0008	$1.0008		$1.0010		$1.0012	$ 1.0004

Total Return(d)	5.02%	1.31%	–	%(e)	(0.01)%		1.25%	2.48%

Net assets, end of year (in 000’s)	$9,696	$8,997	$7,895		$38,230		$76,327	$ 98,996

Ratio of net expenses to average net assets	0.21%	0.21%	0.14%		0.20	%(f)	0.19%	0.16%

Ratio of total expenses to average net assets	0.22%	0.25%	0.23%		0.22	%(f)	0.21%	0.21%

Ratio of net investment income (loss) to average net assets	4.92%	1.42%	(0.01)%		(0.02	)%(f)	1.19%	2.41%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

84	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Prime Obligations Fund

	Administration Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.0009	$1.0008	$1.0010		$1.0012		$1.0005	$ 1.0002

Net investment income (loss)(a)	0.0469	0.0115	(0.0002)		–	(b)	0.0121	0.0222

Net realized and unrealized gain (loss)	0.0001	0.0001	0.0002		–	(b)	(0.0017)	–(b)

Total from investment operations	0.0470	0.0116	–		–	(b)	0.0104	0.0222

Distributions to shareholders from net investment income	(0.0469)	(0.0115)	–		–	(b)	(0.0097)	(0.0219)

Distributions to shareholders from net realized gains	(0.0001)	– (b)	(0.0002)		(0.0002)		– (b)	–(b)

Total distributions(c)	(0.0470)	(0.0115)	(0.0002)		(0.0002)		(0.0097)	(0.0219)

Net asset value, end of period	$1.0009	$1.0009	$1.0008		$1.0010		$1.0012	$ 1.0005

Total Return(d)	4.79%	1.16%	–	%(e)	(0.02)%		1.03%	2.25%

Net assets, end of year (in 000’s)	$6,587	$6,306	$5,407		$81,920		$8,736	$ 9,748

Ratio of net expenses to average net assets	0.43%	0.37%	0.14%		0.21	%(f)	0.41%	0.38%

Ratio of total expenses to average net assets	0.44%	0.47%	0.45%		0.44	%(f)	0.43%	0.43%

Ratio of net investment income (loss) to average net assets	4.69%	1.16%	(0.02)%		(0.04	)%(f)	1.21%	2.22%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	85

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Prime Obligations Fund

	Drexel Hamilton Class Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Period Ended August 31, 2020(a)
	2023	2022	2021

Per Share Data

Net asset value, beginning of period	$1.0008	$1.0008	$1.0010		$1.0012		$ 1.0006

Net investment income (loss)(b)	0.0489	0.0133	(0.0001)		–	(c)	0.0080

Net realized and unrealized gain	0.0007	–	0.0001		–		0.0042

Total from investment operations	0.0496	0.0133	–		–	(c)	0.0122

Distributions to shareholders from net investment income	(0.0494)	(0.0133)	–	(c)	–	(c)	(0.0116)

Distributions to shareholders from net realized gains	(0.0001)	– (c)	(0.0002)		(0.0002)		–(c)

Total distributions(d)	(0.0495)	(0.0133)	(0.0002)		(0.0002)		(0.0116)

Net asset value, end of period	$1.0009	$1.0008	$1.0008		$1.0010		$ 1.0012

Total Return(e)	5.06%	1.34%	–	%(f)	–	%(f)	1.22%

Net assets, end of period (in 000’s)	$139	$24,870	$30,880		$100,884		$ 100,044

Ratio of net expenses to average net assets	0.18%	0.18%	0.13%		0.18	%(g)	0.16%(g)

Ratio of total expenses to average net assets	0.19%	0.22%	0.20%		0.19	%(g)	0.18%(g)

Ratio of net investment income (loss) to average net assets	4.88%	1.41%	(0.01)%		(0.01	)%(g)	0.78%(g)

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Commenced operations on September 9, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(f)	Amount is less than 0.005%.
(g)	Annualized.

86	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout The Period

Treasury Instruments Fund

Class D Shares

Period Ended November 30, 2023(a)

Per Share Data

Net asset value, beginning of period	$ 1.00

Net investment income(b)	0.041

Total from investment operations	0.041

Distributions to shareholders from net investment income	(0.041)

Distributions to shareholders from net realized gains	–(c)

Total distributions(d)	(0.041)

Net asset value, end of period	$ 1.00

Total Return(e)	4.14%

Net assets, end of period (in 000’s)	$ 28,025

Ratio of net expenses to average net assets	0.24%(f)

Ratio of total expenses to average net assets	0.24%(f)

Ratio of net investment income to average net assets	4.93%(f)

(a)	Commenced operations on January 31, 2023.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.0005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	87

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Instruments Fund

	Institutional Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.047	0.011	–	(b)	–	(b)	0.007	0.021

Net realized gain	0.001	– (b)	–	(b)	–	(b)	0.002	–(b)

Total from investment operations	0.048	0.011	–	(b)	–	(b)	0.009	0.021

Distributions to shareholders from net investment income	(0.048)	(0.011)	–	(b)	–	(b)	(0.009)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.048)	(0.011)	–	(b)	–	(b)	(0.009)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.84%	1.14%	0.01%		–	%(e)	0.95%	2.16%

Net assets, end of year (in 000’s)	$79,002,981	$92,045,963	$101,041,091		$75,892,232		$84,038,158	$ 51,789,901

Ratio of net expenses to average net assets	0.20%	0.17%	0.07%		0.16	%(f)	0.20%	0.20%

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%		0.20	%(f)	0.20%	0.20%

Ratio of net investment income to average net assets	4.75%	1.11%	0.01%		–	%(e)(f)	0.71%	2.11%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

88	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Instruments Fund

	Capital Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.045	0.010	–	(b)	–	(b)	0.009	0.020

Net realized gain (loss)	0.001	– (b)	–	(b)	–	(b)	(0.001)	–(b)

Total from investment operations	0.046	0.010	–	(b)	–	(b)	0.008	0.020

Distributions to shareholders from net investment income	(0.046)	(0.010)	–	(b)	–	(b)	(0.008)	(0.020)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.046)	(0.010)	–	(b)	–	(b)	(0.008)	(0.020)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.68%	1.03%	0.01%		–	%(e)	0.82%	2.01%

Net assets, end of year (in 000’s)	$520,343	$957,608	$826,871		$675,659		$725,405	$ 766,401

Ratio of net expenses to average net assets	0.35%	0.27%	0.07%		0.16	%(f)	0.33%	0.35%

Ratio of total expenses to average net assets	0.35%	0.35%	0.35%		0.35	%(f)	0.35%	0.35%

Ratio of net investment income to average net assets	4.50%	1.09%	0.01%		–	%(e)(f)	0.85%	1.98%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	89

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Instruments Fund

	Service Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.042	0.008	–	(b)	–	(b)	0.003	0.016

Net realized gain	0.001	– (b)	–	(b)	–	(b)	0.003	–(b)

Total from investment operations	0.043	0.008	–	(b)	–	(b)	0.006	0.016

Distributions to shareholders from net investment income	(0.043)	(0.008)	–	(b)	–	(b)	(0.006)	(0.016)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.043)	(0.008)	–	(b)	–	(b)	(0.006)	(0.016)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.32%	0.82%	0.01%		–	%(e)	0.60%	1.65%

Net assets, end of year (in 000’s)	$698,078	$912,338	$1,569,931		$122,542		$116,172	$ 26,723

Ratio of net expenses to average net assets	0.70%	0.47%	0.07%		0.16	%(f)	0.41%	0.70%

Ratio of total expenses to average net assets	0.70%	0.70%	0.70%		0.70	%(f)	0.70%	0.70%

Ratio of net investment income to average net assets	4.20%	0.69%	0.01%		–	%(e)(f)	0.28%	1.60%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

90	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Instruments Fund

	Preferred Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.048	0.011	–	(b)	–	(b)	0.007	0.020

Net realized gain (loss)	(0.001)	– (b)	–	(b)	–	(b)	0.002	–(b)

Total from investment operations	0.047	0.011	–	(b)	–	(b)	0.009	0.020

Distributions to shareholders from net investment income	(0.047)	(0.011)	–	(b)	–	(b)	(0.009)	(0.020)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	–	–(b)

Total distributions(c)	(0.047)	(0.011)	–	(b)	–	(b)	(0.009)	(0.020)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.73%	1.07%	0.01%		–	%(e)	0.86%	2.06%

Net assets, end of year (in 000’s)	$63,099	$36,610	$78,191		$137,607		$113,769	$ 92,406

Ratio of net expenses to average net assets	0.30%	0.24%	0.07%		0.16	%(f)	0.29%	0.30%

Ratio of total expenses to average net assets	0.30%	0.30%	0.30%		0.30	%(f)	0.30%	0.30%

Ratio of net investment income to average net assets	4.80%	0.99%	–	%(e)	–	%(e)(f)	0.68%	2.02%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	91

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Instruments Fund

	Select Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.048	0.011	–	(b)	–	(b)	0.006	0.021

Net realized gain (loss)	(0.001)	– (b)	–	(b)	–	(b)	0.003	–(b)

Total from investment operations	0.047	0.011	–	(b)	–	(b)	0.009	0.021

Distributions to shareholders from net investment income	(0.047)	(0.011)	–	(b)	–	(b)	(0.009)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.047)	(0.011)	–	(b)	–	(b)	(0.009)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.81%	1.12%	0.01%		–	%(e)	0.92%	2.13%

Net assets, end of year (in 000’s)	$590,745	$444,262	$208,542		$336,761		$495,422	$ 141,728

Ratio of net expenses to average net assets	0.23%	0.19%	0.07%		0.16	%(f)	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%	0.23%	0.23%		0.23	%(f)	0.23%	0.23%

Ratio of net investment income to average net assets	4.80%	1.38%	0.01%		–	%(e)(f)	0.60%	2.09%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

92	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Instruments Fund

	Administration Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.045	0.010	–	(b)	–	(b)	0.008	0.019

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.045	0.010	–	(b)	–	(b)	0.008	0.019

Distributions to shareholders from net investment income	(0.045)	(0.010)	–	(b)	–	(b)	(0.008)	(0.019)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.045)	(0.010)	–	(b)	–	(b)	(0.008)	(0.019)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.58%	0.96%	0.01%		–	%(e)	0.75%	1.91%

Net assets, end of year (in 000’s)	$2,199,709	$2,188,569	$2,038,029		$1,578,689		$1,493,968	$ 1,716,942

Ratio of net expenses to average net assets	0.45%	0.34%	0.07%		0.16	%(f)	0.40%	0.45%

Ratio of total expenses to average net assets	0.45%	0.45%	0.45%		0.45	%(f)	0.45%	0.45%

Ratio of net investment income to average net assets	4.49%	0.95%	0.01%		–	%(e)(f)	0.72%	1.86%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	93

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Instruments Fund

	Cash Management Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.040	0.007	–	(b)	–	(b)	0.004	0.014

Net realized loss	–	– (b)	–	(b)	–	(b)	– (b)	(0.001)

Total from investment operations	0.040	0.007	–	(b)	–	(b)	0.004	0.013

Distributions to shareholders from net investment income	(0.040)	(0.007)	–	(b)	–	(b)	(0.004)	(0.013)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.040)	(0.007)	–	(b)	–	(b)	(0.004)	(0.013)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.01%	0.66%	0.01%		–	%(e)	0.43%	1.35%

Net assets, end of year (in 000’s)	$31,043	$6,964	$11,716		$9,744		$10,781	$ 12,515

Ratio of net expenses to average net assets	1.00%	0.54%	0.07%		0.16	%(f)	0.73%	1.00%

Ratio of total expenses to average net assets	1.00%	1.00%	1.00%		1.00	%(f)	1.00%	1.00%

Ratio of net investment income to average net assets	3.99%	0.31%	0.01%		–	%(e)(f)	0.40%	1.36%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

94	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Instruments Fund

	Premier Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.046	0.009	–	(b)	–	(b)	0.007	0.018

Net realized loss	(0.002)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.044	0.009	–	(b)	–	(b)	0.007	0.018

Distributions to shareholders from net investment income	(0.044)	(0.009)	–	(b)	–	(b)	(0.007)	(0.018)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.044)	(0.009)	–	(b)	–	(b)	(0.007)	(0.018)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.47%	0.90%	0.01%		–	%(e)	0.69%	1.80%

Net assets, end of year (in 000’s)	$694,503	$215,864	$204,641		$162,524		$161,117	$ 151,939

Ratio of net expenses to average net assets	0.55%	0.39%	0.07%		0.16	%(f)	0.45%	0.55%

Ratio of total expenses to average net assets	0.55%	0.55%	0.55%		0.55	%(f)	0.55%	0.55%

Ratio of net investment income to average net assets	4.59%	0.87%	0.01%		–	%(e)(f)	0.65%	1.76%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	95

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Instruments Fund

	Loop Class Shares

	Year Ended November 30,		Period Ended November 30, 2021(a)

	2023	2022

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$ 1.00

Net investment income(b)	0.046	0.011	–(c)

Net realized gain	0.002	– (c)	–(c)

Total from investment operations	0.048	0.011	–(c)

Distributions to shareholders from net investment income	(0.048)	(0.011)	–(c)

Distributions to shareholders from net realized gains	– (c)	– (c)	–(c)

Total distributions(d)	(0.048)	(0.011)	–(c)

Net asset value, end of period	$1.00	$1.00	$ 1.00

Total Return(e)	4.84%	1.14%	0.01%

Net assets, end of period (in 000’s)	$41,599	$152,101	$ 200,012

Ratio of net expenses to average net assets	0.20%	0.17%	0.07%(f)

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%(f)

Ratio of net investment income to average net assets	4.60%	1.08%	0.01%(f)

(a)	Commenced operations on August 23, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.0005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(f)	Annualized.

96	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Instruments Fund

	Seelaus Class Shares

	Year Ended November 30,		Period Ended November 30, 2021(a)
	2023	2022

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$ 1.00

Net investment income(b)	0.052	0.011	–(c)

Net realized loss	(0.004)	– (c)	–(c)

Total from investment operations	0.048	0.011	–(c)

Distributions to shareholders from net investment income	(0.048)	(0.011)	–(c)

Distributions to shareholders from net realized gains	–	– (c)	–(c)

Total distributions(d)	(0.048)	(0.011)	–(c)

Net asset value, end of period	$1.00	$1.00	$ 1.00

Total Return(e)	4.84%	1.14%	0.01%

Net assets, end of period (in 000’s)	$12,094	$10	$ 10

Ratio of net expenses to average net assets	0.20%	0.17%	0.07%(f)

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%(f)

Ratio of net investment income to average net assets	5.17%	1.15%	0.03%(f)

(a)	Commenced operations on August 23, 2021.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.0005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	97

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Obligations Fund

	Institutional Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.048	0.012	–	(b)	–	(b)	0.007	0.022

Net realized gain	–	– (b)	–	(b)	–	(b)	0.002	–(b)

Total from investment operations	0.048	0.012	–	(b)	–	(b)	0.009	0.022

Distributions to shareholders from net investment income	(0.048)	(0.012)	–	(b)	–	(b)	(0.009)	(0.022)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.048)	(0.012)	–	(b)	–	(b)	(0.009)	(0.022)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.91%	1.24%	0.02%		–	%(e)	0.94%	2.20%

Net assets, end of year (in 000’s)	$44,096,664	$39,033,144	$21,699,895		$34,576,104		$22,518,304	$ 12,649,125

Ratio of net expenses to average net assets	0.20%	0.18%	0.07%		0.15	%(f)	0.20%	0.20%

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%		0.20	%(f)	0.20%	0.20%

Ratio of net investment income to average net assets	4.80%	1.56%	0.01%		0.01	%(f)	0.68%	2.17%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

98	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Obligations Fund

	Capital Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.047	0.011	–	(b)	–	(b)	0.007	0.020

Net realized gain (loss)	(0.001)	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.046	0.011	–	(b)	–	(b)	0.008	0.020

Distributions to shareholders from net investment income	(0.046)	(0.011)	–	(b)	–	(b)	(0.008)	(0.020)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.046)	(0.011)	–	(b)	–	(b)	(0.008)	(0.020)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.75%	1.13%	0.02%		–	%(e)	0.80%	2.05%

Net assets, end of year (in 000’s)	$1,089,014	$743,723	$371,230		$330,016		$372,260	$ 390,680

Ratio of net expenses to average net assets	0.35%	0.29%	0.07%		0.15	%(f)	0.34%	0.35%

Ratio of total expenses to average net assets	0.35%	0.35%	0.35%		0.35	%(f)	0.35%	0.35%

Ratio of net investment income to average net assets	4.72%	1.29%	0.01%		–	%(e)(f)	0.74%	2.01%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	99

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Obligations Fund

	Service Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.043	0.009	–	(b)	–	(b)	0.006	0.017

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.043	0.009	–	(b)	–	(b)	0.006	0.017

Distributions to shareholders from net investment income	(0.043)	(0.009)	–	(b)	–	(b)	(0.006)	(0.017)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.043)	(0.009)	–	(b)	–	(b)	(0.006)	(0.017)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.39%	0.92%	0.02%		–	%(e)	0.59%	1.69%

Net assets, end of year (in 000’s)	$1,535,201	$1,408,940	$1,703,918		$911,413		$937,649	$ 936,398

Ratio of net expenses to average net assets	0.70%	0.50%	0.07%		0.15	%(f)	0.55%	0.70%

Ratio of total expenses to average net assets	0.70%	0.70%	0.70%		0.70	%(f)	0.70%	0.70%

Ratio of net investment income to average net assets	4.30%	0.89%	0.01%		–	%(e)(f)	0.55%	1.67%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

100	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Obligations Fund

	Preferred Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.047	0.012	–	(b)	–	(b)	0.008	0.021

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.047	0.012	–	(b)	–	(b)	0.008	0.021

Distributions to shareholders from net investment income	(0.047)	(0.012)	–	(b)	–	(b)	(0.008)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.047)	(0.012)	–	(b)	–	(b)	(0.008)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.81%	1.17%	0.02%		–	%(e)	0.84%	2.10%

Net assets, end of year (in 000’s)	$1,064,306	$682,319	$500,987		$440,733		$771,943	$ 461,459

Ratio of net expenses to average net assets	0.30%	0.25%	0.07%		0.15	%(f)	0.30%	0.30%

Ratio of total expenses to average net assets	0.30%	0.30%	0.30%		0.30	%(f)	0.30%	0.30%

Ratio of net investment income (loss) to average net assets	4.73%	1.27%	0.01%		(0.01	)%(f)	0.76%	2.08%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	101

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Obligations Fund

	Select Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.047	0.012	–	(b)	–	(b)	0.007	0.021

Net realized gain	0.001	– (b)	–	(b)	–	(b)	0.002	–(b)

Total from investment operations	0.048	0.012	–	(b)	–	(b)	0.009	0.021

Distributions to shareholders from net investment income	(0.048)	(0.012)	–	(b)	–	(b)	(0.009)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.048)	(0.012)	–	(b)	–	(b)	(0.009)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.88%	1.22%	0.02%		–	%(e)	0.91%	2.17%

Net assets, end of year (in 000’s)	$240,995	$163,715	$87,703		$213,174		$178,351	$ 50,890

Ratio of net expenses to average net assets	0.23%	0.20%	0.07%		0.15	%(f)	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%	0.23%	0.23%		0.23	%(f)	0.23%	0.23%

Ratio of net investment income to average net assets	4.71%	1.48%	0.01%		–	%(e)(f)	0.70%	2.08%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

102	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Obligations Fund

	Administration Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.046	0.011	–	(b)	–	(b)	0.007	0.019

Net realized loss	(0.001)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.045	0.011	–	(b)	–	(b)	0.007	0.019

Distributions to shareholders from net investment income	(0.045)	(0.011)	–	(b)	–	(b)	(0.007)	(0.019)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.045)	(0.011)	–	(b)	–	(b)	(0.007)	(0.019)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.65%	1.06%	0.02%		–	%(e)	0.73%	1.95%

Net assets, end of year (in 000’s)	$2,294,770	$1,986,064	$2,923,435		$2,380,299		$2,088,737	$ 2,034,113

Ratio of net expenses to average net assets	0.45%	0.36%	0.07%		0.15	%(f)	0.40%	0.45%

Ratio of total expenses to average net assets	0.45%	0.45%	0.45%		0.45	%(f)	0.45%	0.45%

Ratio of net investment income to average net assets	4.56%	1.15%	0.01%		–	%(e)(f)	0.65%	1.91%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	103

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Obligations Fund

	Cash Management Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.038	0.008	–	(b)	–	(b)	0.003	0.013

Net realized gain	0.002	– (b)	–	(b)	–	(b)	0.001	0.001

Total from investment operations	0.040	0.008	–	(b)	–	(b)	0.004	0.014

Distributions to shareholders from net investment income	(0.040)	(0.008)	–	(b)	–	(b)	(0.004)	(0.014)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.040)	(0.008)	–		–		(0.004)	(0.014)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.08%	0.76%	0.02%		–	%(e)	0.43%	1.39%

Net assets, end of year (in 000’s)	$14,974	$28,115	$29,933		$20,187		$13,015	$ 22,364

Ratio of net expenses to average net assets	1.00%	0.63%	0.07%		0.15	%(f)	0.68%	1.00%

Ratio of total expenses to average net assets	1.00%	1.00%	1.00%		1.00	%(f)	1.00%	1.00%

Ratio of net investment income to average net assets	3.82%	0.60%	0.01%		0.01	%(f)	0.35%	1.29%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

104	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Obligations Fund

	Premier Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.044	0.010	–	(b)	–	(b)	0.006	0.018

Net realized gain	–	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.044	0.010	–	(b)	–	(b)	0.007	0.018

Distributions to shareholders from net investment income	(0.044)	(0.010)	–	(b)	–	(b)	(0.007)	(0.018)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.044)	(0.010)	–	(b)	–	(b)	(0.007)	(0.018)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.55%	1.00%	0.02%		–	%(e)	0.68%	1.84%

Net assets, end of year (in 000’s)	$15,290	$42,003	$13,495		$13,573		$17,568	$ 17,485

Ratio of net expenses to average net assets	0.55%	0.45%	0.07%		0.15	%(f)	0.46%	0.55%

Ratio of total expenses to average net assets	0.55%	0.55%	0.55%		0.55	%(f)	0.55%	0.55%

Ratio of net investment income to average net assets	4.38%	1.45%	0.01%		–	%(e)(f)	0.62%	1.82%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	105

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Obligations Fund

	Resource Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.044	0.009	–	(b)	0.001		0.006	0.016

Net realized loss	(0.002)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.042	0.009	–	(b)	0.001		0.006	0.016

Distributions to shareholders from net investment income	(0.042)	(0.009)	–	(b)	(0.001)		(0.006)	(0.016)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.042)	(0.009)	–	(b)	(0.001)		(0.006)	(0.016)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.23%	0.83%	0.02%		–	%(e)	0.51%	1.54%

Net assets, end of year (in 000’s)	$11,752	$1	$1		$1		$1	$ 1

Ratio of net expenses to average net assets	0.85%	0.35%	0.07%		0.15	%(f)	0.39%	0.56%

Ratio of total expenses to average net assets	0.85%	0.85%	0.85%		0.85	%(f)	0.85%	0.85%

Ratio of net investment income to average net assets	4.38%	0.88%	0.03%		0.34	%(f)	0.59%	1.59%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Solutions Fund

	Institutional Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.048	0.012	–	(b)	–	(b)	0.007	0.021

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	0.003	–(b)

Total from investment operations	0.048	0.012	–	(b)	–	(b)	0.010	0.021

Distributions to shareholders from net investment income	(0.048)	(0.012)	–	(b)	–	(b)	(0.010)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.048)	(0.012)	–	(b)	–	(b)	(0.010)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.91%	1.24%	0.01%		–	%(e)	0.96%	2.17%

Net assets, end of year (in 000’s)	$13,623,371	$14,341,376	$9,632,239		$10,518,867		$11,543,913	$ 7,395,030

Ratio of net expenses to average net assets	0.20%	0.17%	0.09%		0.17	%(f)	0.20%	0.20%

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%		0.20	%(f)	0.20%	0.20%

Ratio of net investment income to average net assets	4.82%	1.41%	–	%(e)	–	%(e)(f)	0.70%	2.11%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	107

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Solutions Fund

	Capital Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.046	0.011	–	(b)	–	(b)	0.007	0.020

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.046	0.011	–	(b)	–	(b)	0.008	0.020

Distributions to shareholders from net investment income	(0.046)	(0.011)	–	(b)	–	(b)	(0.008)	(0.020)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.046)	(0.011)	–	(b)	–	(b)	(0.008)	(0.020)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.76%	1.13%	0.01%		–	%(e)	0.83%	2.02%

Net assets, end of year (in 000’s)	$164,197	$206,167	$243,876		$234,344		$201,227	$ 162,212

Ratio of net expenses to average net assets	0.35%	0.27%	0.09%		0.17	%(f)	0.32%	0.35%

Ratio of total expenses to average net assets	0.35%	0.35%	0.35%		0.35	%(f)	0.35%	0.35%

Ratio of net investment income to average net assets	4.60%	0.94%	–	%(e)	–	%(e)(f)	0.65%	1.97%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

108	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Solutions Fund

	Service Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.045	0.009	–	(b)	–	(b)	0.005	0.016

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.045	0.009	–	(b)	–	(b)	0.006	0.016

Distributions to shareholders from net investment income	(0.043)	(0.009)	–	(b)	–	(b)	(0.006)	(0.016)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.043)	(0.009)	–	(b)	–	(b)	(0.006)	(0.016)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.39%	0.91%	0.01%		–	%(e)	0.62%	1.66%

Net assets, end of year (in 000’s)	$418,452	$158,102	$233,842		$240,184		$208,499	$ 124,910

Ratio of net expenses to average net assets	0.70%	0.45%	0.09%		0.17	%(f)	0.50%	0.70%

Ratio of total expenses to average net assets	0.70%	0.70%	0.70%		0.70	%(f)	0.70%	0.70%

Ratio of net investment income to average net assets	4.45%	0.81%	–	%(e)	–	%(e)(f)	0.47%	1.60%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	109

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Solutions Fund

	Preferred Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.047	0.012	–	(b)	–	(b)	0.008	0.020

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.047	0.012	–	(b)	–	(b)	0.009	0.020

Distributions to shareholders from net investment income	(0.047)	(0.012)	–	(b)	–	(b)	(0.009)	(0.020)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.047)	(0.012)	–	(b)	–	(b)	(0.009)	(0.020)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.81%	1.17%	0.01%		–	%(e)	0.87%	2.07%

Net assets, end of year (in 000’s)	$46,330	$64,568	$51,188		$59,340		$52,791	$ 38,419

Ratio of net expenses to average net assets	0.30%	0.24%	0.09%		0.17	%(f)	0.29%	0.30%

Ratio of total expenses to average net assets	0.30%	0.30%	0.30%		0.30	%(f)	0.30%	0.30%

Ratio of net investment income to average net assets	4.69%	1.14%	–	%(e)	–	%(e)(f)	0.78%	2.04%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

110	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Solutions Fund

	Select Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.046	0.012	–	(b)	–	(b)	0.009	0.021

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.046	0.012	–	(b)	–	(b)	0.009	0.021

Distributions to shareholders from net investment income	(0.048)	(0.012)	–	(b)	–	(b)	(0.009)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.048)	(0.012)	–	(b)	–	(b)	(0.009)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.88%	1.22%	0.01%		–	%(e)	0.93%	2.14%

Net assets, end of year (in 000’s)	$2,039	$10,533	$5,519		$6,547		$7,067	$ 8,325

Ratio of net expenses to average net assets	0.23%	0.20%	0.09%		0.17	%(f)	0.23%	0.23%

Ratio of total expenses to average net assets	0.23%	0.23%	0.23%		0.23	%(f)	0.23%	0.23%

Ratio of net investment income to average net assets	4.55%	1.51%	–	%(e)	–	%(e)(f)	0.91%	2.07%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	111

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Solutions Fund

	Administration Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.045	0.011	–	(b)	–	(b)	0.006	0.019

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	0.002	–(b)

Total from investment operations	0.045	0.011	–	(b)	–	(b)	0.008	0.019

Distributions to shareholders from net investment income	(0.045)	(0.011)	–	(b)	–	(b)	(0.008)	(0.019)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.045)	(0.011)	–	(b)	–	(b)	(0.008)	(0.019)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.65%	1.06%	0.01%		–	%(e)	0.77%	1.92%

Net assets, end of year (in 000’s)	$799,651	$803,909	$375,220		$610,539		$443,470	$ 473,937

Ratio of net expenses to average net assets	0.45%	0.37%	0.09%		0.17	%(f)	0.38%	0.45%

Ratio of total expenses to average net assets	0.45%	0.45%	0.45%		0.45	%(f)	0.45%	0.45%

Ratio of net investment income to average net assets	4.53%	1.16%	–	%(e)	–	%(e)(f)	0.61%	1.85%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

112	The accompanying notes are an integral part of these financial statements.

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Solutions Fund

	Cash Management Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.039	0.008	–	(b)	–	(b)	0.004	0.013

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.039	0.008	–	(b)	–	(b)	0.004	0.013

Distributions to shareholders from net investment income	(0.040)	(0.008)	–	(b)	–	(b)	(0.004)	(0.013)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.040)	(0.008)	–	(b)	–	(b)	(0.004)	(0.013)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.08%	0.76%	0.01%		–	%(e)	0.45%	1.36%

Net assets, end of year (in 000’s)	$165,859	$320,794	$371,768		$262,647		$272,981	$ 223,501

Ratio of net expenses to average net assets	1.00%	0.61%	0.09%		0.17	%(f)	0.70%	1.00%

Ratio of total expenses to average net assets	1.00%	1.00%	1.00%		1.00	%(f)	1.00%	1.00%

Ratio of net investment income to average net assets	3.90%	0.64%	–	%(e)	–	%(e)(f)	0.37%	1.31%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	113

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Treasury Solutions Fund

	Premier Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Net investment income(a)	0.044	0.010	–	(b)	–	(b)	0.006	0.018

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.044	0.010	–	(b)	–	(b)	0.007	0.018

Distributions to shareholders from net investment income	(0.044)	(0.010)	–	(b)	–	(b)	(0.007)	(0.018)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.044)	(0.010)	–	(b)	–	(b)	(0.007)	(0.018)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$ 1.00

Total Return(d)	4.55%	1.00%	0.01%		–	%(e)	0.71%	1.82%

Net assets, end of year (in 000’s)	$66,816	$91,667	$122,233		$79,208		$127,497	$ 161,003

Ratio of net expenses to average net assets	0.55%	0.39%	0.09%		0.17	%(f)	0.45%	0.55%

Ratio of total expenses to average net assets	0.55%	0.55%	0.55%		0.55	%(f)	0.55%	0.55%

Ratio of net investment income to average net assets	4.40%	0.85%	–	%(e)	–	%(e)(f)	0.63%	1.77%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements November 30, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Federal Instruments Fund	D, Institutional, Capital, Service, Preferred, Administration, and Cash Management and Premier	Diversified

Government Fund	A, C, D, Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, R6, Drexel Hamilton, Loop, and Seelaus	Diversified

Money Market Fund	Institutional, Service, Preferred, Select, and Administration	Diversified

Prime Obligations Fund	Capital, Institutional, Preferred, Select, Administration, and Drexel Hamilton	Diversified

Treasury Instruments Fund	D, Capital, Institutional, Service, Preferred, Select, Administration, Cash Management, Premier, Loop and Seelaus	Diversified

Treasury Obligations Fund	Capital, Institutional, Service, Preferred, Select, Administration, Cash Management, and Premier	Diversified

Treasury Solutions Fund	Capital, Institutional, Service, Preferred, Select, Administration, Cash Management, and Premier	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The following Funds were designated by the Board of Trustees (“Trustees”) as “institutional money market funds” under Rule 2a-7 under the Act: Financial Square Money Market Fund and Financial Square Prime Obligations Fund (the “Institutional Money Market Funds”). Each of the Institutional Money Market Funds must price its shares at a net asset value (“NAV”) reflecting market-based values of its portfolio securities (i.e., at a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Institutional Money Market Funds have adopted policies and procedures that allow the Trustees to impose a liquidity fee if the Trustees determine that it is in the best interest of a Fund to do so. In addition, effective October 2, 2024, the Institutional Money Market Funds generally must impose a liquidity fee when net sales of Fund shares exceed certain levels.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Funds, except for the Institutional Money Market Funds, is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Trustees, GSAM evaluates daily the difference between each Fund’s NAV per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The Institutional Money Market Funds’ investment valuation policy is to value its portfolio securities only at market-based values. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as

115

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued) November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

determined in accordance with the Valuation Procedures. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, and Shareholder Administration fees and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or

116

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of November 30, 2023, all investments, other than those held by the Institutional Money Market Funds, are classified as Level 2 of the fair value hierarchy. All investments for the Institutional Money Market Funds are classified as Level 2, with the exception of treasury securities of G7 countries which are generally classified as Level 1. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service, Resource and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers

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Notes to Financial Statements (continued) November 30, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C, Resource and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C, Resource and Cash Management Shares of the Funds, as set forth below.

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended November 30, 2023, Goldman Sachs retained $2,177 in CDSCs with respect to Class C Shares of the Financial Square Government Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F.  Other Agreements — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least March 29, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G. Total Fund Expenses

Fund Contractual Fees

The contractual management fee rate is 0.18% for the Financial Square Federal Instruments, Financial Square Treasury Instruments, Financial Square Treasury Obligations and Financial Square Treasury Solutions Funds and 0.16% for the Financial Square Government, Financial Square Money Market and Financial Square Prime Obligations Funds. The Transfer Agency Fee is 0.01% for all funds.

Other contractual annualized rates for each of the Funds are as follows:

	Class A Shares(a)	Class C Shares(a)	Capital Shares	Service Shares	Preferred Shares	Select Shares

Administration, Service and/or Shareholder Administration Fees*	N/A	0.25%	0.15%	0.25%	0.10%	0.03%

Distribution and/or Service (12b-1) Fees	0.25%	0.75%(b)	N/A	0.25%(c)	N/A	N/A

	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares

Administration, Service and/or Shareholder Administration Fees*	0.25%	0.50%	0.35%	0.50%

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Administration Shares	Cash Management Shares	Premier Shares	Resource Shares

Distribution and/or Service (12b-1) Fees	N/A	0.30%(b)	N/A	0.15%(b)

*

Class D Shares, Institutional Shares, Class R6 Shares, Drexel Hamilton Class Shares, Loop Class Shares, and Seelaus Class Shares have no Administration, Service, Shareholder Administration or Distribution and/or Service (12b-1) fees.

(a)	Government Fund only.

(b)	Distribution (12b-1) fee only.

(c)	Service (12b-1) fee only.

N/A Fees not applicable to respective share class.

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice.

The Funds are not obligated to reimburse GSAM or Goldman Sachs for prior fiscal year fee waivers and/or expense reimbursements, if any.

For the fiscal year ended November 30, 2023, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

Fund	Other Expense Reimbursements	Total Expense Reductions

Prime Obligations Fund	$ 224	$ 224

For the fiscal year ended November 30, 2023, the net effective management fee rate was 0.16% for the Financial Square Government Fund, Financial Square Money Market, and Financial Square Prime Obligations, and 0.18% for Financial Square Federal Instruments, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds.

H.  Other Transactions with Affiliates — A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended November 30, 2023, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain/(Loss)

Government Fund	$—	$1,287,107,496	$(879,875)

Treasury Instruments Fund	1,499,615,640	—	—

Treasury Obligations Fund	—	210,830,652	(149,822)

Treasury Solutions Fund	—	16,668,451	(10,979)

As of November 30, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Capital Shares	Preferred Shares	Service Shares	Drexel Hamilton Class Shares

Federal Instruments Fund	100%	–%	–%	–%

Money Market Fund	–	–	39	–

Prime Obligations Fund	–	9	–	22

I.  Line of Credit Facility — As of November 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate.

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Notes to Financial Statements (continued) November 30, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2023 was as follows:

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund

Distributions paid from:

Ordinary Income	$251,073,696	$12,117,114,943	$146,279,582	$142,827,196

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

Distributions paid from:

Ordinary Income	$4,107,970,494	$2,084,339,849	$713,209,133

The tax character of distributions paid during the fiscal year ended November 30, 2022 was as follows:

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund

Distributions paid from:

Ordinary Income	$36,596,854	$2,770,013,112	$57,753,733	$23,854,805

Net long-term capital gains	2,757	3,334	—	—

Total taxable distributions	$36,599,611	$2,770,016,446	$57,753,733	$23,854,805

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

Distributions paid from:

Ordinary Income	$1,104,973,175	$498,539,014	$164,291,072

Net long-term capital gains	158,045	15,701	82,765

Total taxable distributions	$1,105,131,220	$498,554,715	$164,373,837

As of November 30, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Federal Instruments Fund	Government Fund	Money Market Fund	Prime Obligations Fund

Undistributed ordinary income — net	$3,851,554	$549,676,693	$1,468,825	$1,181,696

Undistributed long-term capital gains	—	—	—	65,272

Total undistributed earnings	$3,851,554	$549,676,693	$1,468,825	$1,246,968

Capital loss carryforwards:

Perpetual Short-Term	$(493,410)	$(41,163,646)	$(7,334,912)	$—

Timing differences — Dividends Payable	$(3,243,748)	$(508,531,386)	$(1,649,865)	$(1,201,249)

Unrealized gains (losses) — net	$(7,071)	$(11,123)	$(19,610)	$(60,561)

Total accumulated earnings (losses) — net	$107,325	$(29,462)	$(7,535,562)	$(14,842)

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5. TAX INFORMATION (continued)

	Treasury Instruments Fund	Treasury Obligations Fund	Treasury Solutions Fund

Undistributed ordinary income — net	$194,073,179	$129,646,988	$25,981,323

Undistributed long-term capital gains	—	109,279	—

Total undistributed earnings	$194,073,179	$129,756,267	$25,981,323

Capital loss carryforwards:

Perpetual Short-Term	$(45,933,266)	$—	$(1,071,449)

Perpetual Long-Term	(1,319,453)	—	—

Total capital loss carryforwards	$(47,252,719)	$—	$(1,071,449)

Timing differences — Dividends Payable	$(147,584,859)	$(127,941,057)	$(24,159,351)

Unrealized gains (losses) — net	$(110,539)	$(64,918)	$(22,134)

Total accumulated earnings (losses) — net	$(874,938)	$1,750,292	$728,389

For the period ended November 30, 2023, the Financial Square Federal Instruments, Financial Square Prime Obligations, Financial Square Treasury Obligations and Financial Square Treasury Solutions utilized $556,016, $34,872, $2,513,382 and $1,234,616, respectively, in Capital Loss Carryforwards.

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations, non-deductible expenses and net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. A low interest rate environment poses additional risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or minimize the volatility of the Fund’s NAV per share and/ or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise

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Notes to Financial Statements (continued) November 30, 2023

6. OTHER RISKS (continued)

do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect a Fund’s ability to maintain a stable $1.00 share price (or, for the Institutional Money market Funds, can increase the volatility of a Fund’s NAV per share). Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

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9. SUBSEQUENT EVENTS

All subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Federal Instruments Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Class D Shares

Shares sold	15,623,952	—

Reinvestment of distributions	391,900	—

Shares redeemed	(14,574,660)	—

	1,441,192	—

Institutional Shares

Shares sold	15,223,542,211	8,376,812,583

Reinvestment of distributions	202,583,320	25,024,021

Shares redeemed	(13,786,122,450)	(7,839,824,900)

	1,640,003,081	562,011,704

Capital Shares

Shares sold	—	—

Reinvestment of distributions	3,861	2,765

Shares redeemed	(78,421)	(400,016)

	(74,560)	(397,251)

Service Shares

Shares sold	41,384,629	4,293,024

Reinvestment of distributions	994,836	1,139

Shares redeemed	(7,533,677)	(4,077,082)

	34,845,788	217,081

Preferred Shares

Shares sold	227,803,873	360,197,598

Reinvestment of distributions	6,556,817	2,105,271

Shares redeemed	(301,100,789)	(190,781,440)

	(66,740,099)	171,521,429

Select Shares

Reinvestment of distributions	1,316	575

Shares redeemed	(51,316)	—

	(50,000)	575

Administration Shares

Shares sold	390,381,509	186,605,628

Reinvestment of distributions	4,246,158	279,216

Shares redeemed	(291,442,209)	(171,567,363)

	103,185,458	15,317,481

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Notes to Financial Statements (continued) November 30, 2023

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Federal Instruments Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Cash Management Shares

Shares sold	79,075,044	107,662,429

Reinvestment of distributions	585,183	207,209

Shares redeemed	(66,370,789)	(227,615,035)

	13,289,438	(119,745,397)

Premier Shares

Shares sold	—	83

Reinvestment of distributions	1,280	491

Shares redeemed	(53,712)	(83)

	(52,432)	491

NET INCREASE IN SHARES	1,725,847,866	628,926,113

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Class A Shares

Shares sold	3,864,020,769	724,705,532

Reinvestment of distributions	72,665,575	5,053,128

Shares redeemed	(1,968,192,183)	(720,906,057)

	1,968,494,161	8,852,603

Class C Shares

Shares sold	2,342,066	4,391,710

Reinvestment of distributions	215,966	39,610

Shares redeemed	(2,924,360)	(3,882,126)

	(366,328)	549,194

Class D Shares

Shares sold	222,067,784	10,000

Reinvestment of distributions	3,619,467	81

Shares redeemed	(144,062,024)	—

	81,625,227	10,081

Institutional Shares

Shares sold	1,709,281,167,244	1,581,734,873,496

Shares reorganized	—	2,255,778,831

Reinvestment of distributions	5,771,603,696	1,271,713,322

Shares redeemed	(1,730,543,918,279)	(1,550,038,453,745)

	(15,491,147,339)	35,223,911,904

Capital Shares

Shares sold	16,024,764,086	23,494,641,775

Reinvestment of distributions	33,725,975	8,757,553

Shares redeemed	(15,289,818,201)	(22,091,174,929)

	768,671,860	1,412,224,399

Service Shares

Shares sold	4,940,393,679	3,972,036,209

Reinvestment of distributions	28,851,225	3,360,663

Shares redeemed	(4,682,860,862)	(3,693,694,567)

	286,384,042	281,702,305

Preferred Shares

Shares sold	6,919,362,284	5,905,817,775

Reinvestment of distributions	25,590,909	4,239,309

Shares redeemed	(6,503,214,745)	(5,245,706,644)

	441,738,448	664,350,440

Select Shares

Shares sold	4,424,529,505	3,701,515,106

Reinvestment of distributions	54,671,621	10,596,026

Shares redeemed	(4,243,105,221)	(3,774,484,508)

	236,095,905	(62,373,376)

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Notes to Financial Statements (continued) November 30, 2023

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Administration Shares

Shares sold	38,738,042,080	38,762,005,769

Shares reorganized	—	534,947,228

Reinvestment of distributions	102,992,227	22,748,003

Shares redeemed	(37,952,384,761)	(38,045,281,824)

	888,649,546	1,274,419,176

Cash Management Shares

Shares sold	2,061,358,471	1,036,588,962

Reinvestment of distributions	12,596,239	1,095,139

Shares redeemed	(1,679,972,433)	(1,191,586,499)

	393,982,277	(153,902,398)

Premier Shares

Shares sold	287,481,937	11,417,599,618

Reinvestment of distributions	4,785,225	23,886,507

Shares redeemed	(537,515,419)	(20,998,951,583)

	(245,248,257)	(9,557,465,458)

Resource Shares

Shares sold	1,557,257	4,351,777

Reinvestment of distributions	356,102	77,483

Shares redeemed	(2,614,239)	(5,662,329)

	(700,880)	(1,233,069)

Class R6 Shares

Shares sold	783,381,015	840,423,196

Reinvestment of distributions	13,991,762	3,471,948

Shares redeemed	(748,837,643)	(887,151,587)

	48,535,134	(43,256,443)

Drexel Hamilton Class Shares

Shares sold	99,187,153,689	75,435,214,756

Reinvestment of distributions	102,468,930	15,033,426

Shares redeemed	(95,841,074,801)	(72,834,766,512)

	3,448,547,818	2,615,481,670

Loop Class Shares

Shares sold	45,907,230,224	40,860,864,440

Reinvestment of distributions	92,450,535	10,538,450

Shares redeemed	(45,443,393,352)	(39,009,860,182)

	556,287,407	1,861,542,708

Seelaus Class Shares

Shares sold	6,886,314,332	4,423,909,709

Reinvestment of distributions	52,298,893	9,894,606

Shares redeemed	(8,259,267,031)	(2,428,526,473)

	(1,320,653,806)	2,005,277,842

NET INCREASE (DECREASE) IN SHARES	(7,939,104,785)	35,530,091,578

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GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Money Market Fund

	For the Fiscal Year Ended November 30, 2023		For the Fiscal Year Ended November 30, 2022

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	15,026,238,376	$15,030,634,861	22,557,995,784	$ 22,569,045,531

Reinvestment of distributions	119,026,171	119,060,826	47,121,197	47,143,796

Shares redeemed	(16,936,696,256)	(16,941,946,340)	(23,680,125,237)	(23,691,749,089)

	(1,791,431,709)	(1,792,250,653)	(1,075,008,256)	(1,075,559,762)

Capital Shares

Reinvestment of distributions	29	29	13	13

Shares redeemed	(1,100)	(1,100)	—	—

	(1,071)	(1,071)	13	13

Service Shares

Reinvestment of distributions	122	122	26	26

	122	122	26	26

Preferred Shares

Reinvestment of distributions	3,310	3,311	847	847

	3,310	3,311	847	847

Select Shares

Shares sold	9,758,071	9,758,000	30	30

Reinvestment of distributions	194,833	194,818	19,047	19,052

Shares redeemed	(6,619,840)	(6,619,565)	(2,377,841)	(2,378,953)

	3,333,064	3,333,253	(2,358,764)	(2,359,871)

Administration Shares

Shares sold	775,049	775,329	1,249,425	1,250,000

Reinvestment of distributions	124,689	124,713	25,145	25,156

Shares redeemed	(928,449)	(929,006)	(11,332)	(11,338)

	(28,711)	(28,964)	1,263,238	1,263,818

Cash Management Shares

Reinvestment of distributions	24	24	9	9

Shares redeemed	(1,066)	(1,066)	—	—

	(1,042)	(1,042)	9	9

Premier Shares

Reinvestment of distributions	27	27	11	11

Shares redeemed	(1,087)	(1,087)	—	—

	(1,060)	(1,060)	11	11

Resource Shares

Reinvestment of distributions	25	25	9	9

Shares redeemed	(1,073)	(1,074)	—	—

	(1,048)	(1,049)	9	9

NET DECREASE IN SHARES	(1,788,128,145)	$(1,788,947,153)	(1,076,102,867)	$ (1,076,654,900)

127

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued) November 30, 2023

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Prime Obligations Fund

	For the Fiscal Year Ended November 30, 2023		For the Fiscal Year Ended November 30, 2022

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	7,218,271,227	$7,225,082,396	6,492,330,328	$ 6,498,649,154

Reinvestment of distributions	123,108,098	123,218,307	17,144,714	17,161,759

Shares redeemed	(6,492,720,332)	(6,498,750,424)	(5,436,861,096)	(5,442,147,698)

	848,658,993	849,550,279	1,072,613,946	1,073,663,215

Capital Shares

Reinvestment of distributions	19,320	19,336	6,569	6,574

Shares redeemed	(265,943)	(266,164)	(376,099)	(376,450)

	(246,623)	(246,828)	(369,530)	(369,876)

Service Shares

Shares sold	2	2	3,521,303	3,524,823

Reinvestment of distributions	26	26	10	10

Shares redeemed	(1,138)	(1,139)	(3,520,386)	(3,523,906)

	(1,110)	(1,111)	927	927

Preferred Shares

Shares sold	1,896,293	1,898,000	—	—

Reinvestment of distributions	15,825	15,837	172	172

Shares redeemed	(1,914,002)	(1,915,372)	—	—

	(1,884)	(1,535)	172	172

Select Shares

Shares sold	17,898,854	17,914,078	59,763,931	59,817,500

Reinvestment of distributions	619,710	620,186	325,308	325,610

Shares redeemed	(17,819,744)	(17,834,000)	(58,987,989)	(59,041,080)

	698,820	700,264	1,101,250	1,102,030

Administration Shares

Shares sold	51,719	51,766	4,332,439	4,336,610

Reinvestment of distributions	250,703	250,922	59,728	59,784

Shares redeemed	(21,113)	(21,135)	(3,495,305)	(3,498,537)

	281,309	281,553	896,862	897,857

Cash Management Shares

Reinvestment of distributions	24	24	9	9

Shares redeemed	(1,066)	(1,067)	—	—

	(1,042)	(1,043)	9	9

Premier Shares

Reinvestment of distributions	27	27	11	11

Shares redeemed	(1,086)	(1,087)	—	—

	(1,059)	(1,060)	11	11

Resource Shares

Reinvestment of distributions	24	25	9	9

Shares redeemed	(1,071)	(1,072)	—	—

	(1,047)	(1,047)	9	9

128

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Prime Obligations Fund

	For the Fiscal Year Ended November 30, 2023		For the Fiscal Year Ended November 30, 2022

	Shares	Dollars	Shares	Dollars

Drexel Hamilton Class Shares

Shares sold	89,935,345	90,001,315	134,183,741	134,300,000

Reinvestment of distributions	80,920	80,983	768	769

Shares redeemed	(114,726,110)	(114,812,415)	(140,190,293)	(140,311,058)

	(24,709,845)	(24,730,117)	(6,005,784)	(6,010,289)

NET INCREASE IN SHARES	824,676,512	$825,549,355	1,068,237,872	$1,069,284,065

129

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued) November 30, 2023

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Instruments Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Class D Shares

Shares sold	94,725,973	—

Reinvestment of distributions	1,367,762	—

Shares redeemed	(68,068,931)	—

	28,024,804	—

Institutional Shares

Shares sold	267,705,156,936	276,028,979,709

Reinvestment of distributions	2,251,019,401	627,519,132

Shares redeemed	(283,013,373,801)	(285,636,451,134)

	(13,057,197,464)	(8,979,952,293)

Capital Shares

Shares sold	7,637,581,127	8,518,980,927

Reinvestment of distributions	41,096,265	9,363,528

Shares redeemed	(8,116,093,238)	(8,397,449,709)

	(437,415,846)	130,894,746

Service Shares

Shares sold	2,038,762,441	2,226,510,537

Reinvestment of distributions	2,831,532	77,130

Shares redeemed	(2,255,996,645)	(2,884,029,181)

	(214,402,672)	(657,441,514)

Preferred Shares

Shares sold	417,084,596	390,915,918

Reinvestment of distributions	3,752,623	563,385

Shares redeemed	(394,353,199)	(433,054,069)

	26,484,020	(41,574,766)

Select Shares

Shares sold	1,275,716,708	437,811,703

Reinvestment of distributions	18,072,556	4,538,801

Shares redeemed	(1,147,373,058)	(206,557,224)

	146,416,206	235,793,280

Administration Shares

Shares sold	13,308,710,724	12,356,648,253

Reinvestment of distributions	71,506,073	17,237,586

Shares redeemed	(13,369,411,281)	(12,222,986,338)

	10,805,516	150,899,501

Cash Management Shares

Shares sold	135,978,468	37,894,834

Reinvestment of distributions	1,254,666	26,882

Shares redeemed	(113,155,176)	(42,672,120)

	24,077,958	(4,750,404)

130

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Treasury Instruments Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Premier Shares

Shares sold	946,809,233	464,166,925

Reinvestment of distributions	47	9

Shares redeemed	(468,197,857)	(452,908,792)

	478,611,423	11,258,142

Resource Shares

Reinvestment of distributions	23	7

Shares redeemed	(1,057)	—

	(1,034)	7

Loop Class Shares

Shares sold	223,778,796	—

Reinvestment of distributions	4,813,716	2,114,925

Shares redeemed	(339,119,142)	(50,000,000)

	(110,526,630)	(47,885,075)

Seelaus Class Shares

Shares sold	2,100,223,346	—

Reinvestment of distributions	386,774	114

Shares redeemed	(2,088,526,362)	—

	12,083,758	114

NET DECREASE IN SHARES	(13,093,039,961)	(9,202,758,262)

131

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued) November 30, 2023

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Obligations Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Institutional Shares

Shares sold	384,438,590,123	306,013,482,808

Reinvestment of distributions	882,265,535	169,356,197

Shares redeemed	(380,259,638,671)	(288,848,879,958)

	5,061,216,987	17,333,959,047

Capital Shares

Shares sold	4,313,561,384	2,722,464,229

Reinvestment of distributions	16,068,099	4,756,486

Shares redeemed	(3,984,390,716)	(2,354,713,522)

	345,238,767	372,507,193

Service Shares

Shares sold	7,802,524,332	6,301,471,724

Reinvestment of distributions	5,245,588	517,726

Shares redeemed	(7,681,588,061)	(6,596,944,609)

	126,181,859	(294,955,159)

Preferred Shares

Shares sold	3,937,327,356	2,179,770,051

Reinvestment of distributions	13,562,971	1,622,306

Shares redeemed	(3,568,951,427)	(2,000,048,067)

	381,938,900	181,344,290

Select Shares

Shares sold	871,734,758	860,944,126

Reinvestment of distributions	5,740,236	1,957,218

Shares redeemed	(800,205,779)	(786,885,981)

	77,269,215	76,015,363

Administration Shares

Shares sold	14,090,092,914	13,619,785,414

Reinvestment of distributions	19,160,673	5,064,543

Shares redeemed	(13,800,663,988)	(14,562,189,898)

	308,589,599	(937,339,941)

Cash Management Shares

Shares sold	184,593,387	133,762,722

Reinvestment of distributions	817,795	223,273

Shares redeemed	(198,552,848)	(135,804,081)

	(13,141,666)	(1,818,086)

Premier Shares

Shares sold	74,970,967	119,494,355

Reinvestment of distributions	632,835	268,195

Shares redeemed	(102,318,236)	(91,253,878)

	(26,714,434)	28,508,672

132

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Treasury Obligations Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Resource Shares

Shares sold	148,665,818	—

Reinvestment of distributions	739,331	8

Shares redeemed	(137,654,427)	—

	11,750,722	8

NET INCREASE IN SHARES	6,272,329,949	16,758,221,387

133

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Notes to Financial Statements (continued) November 30, 2023

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Treasury Solutions Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Institutional Shares

Shares sold	55,985,116,445	43,164,435,870

Reinvestment of distributions	388,272,523	84,327,518

Shares redeemed	(57,092,302,812)	(38,539,289,877)

	(718,913,844)	4,709,473,511

Capital Shares

Shares sold	1,744,157,751	1,899,181,288

Reinvestment of distributions	8,617,700	1,940,570

Shares redeemed	(1,794,757,159)	(1,938,824,996)

	(41,981,708)	(37,703,138)

Service Shares

Shares sold	1,528,761,646	1,727,623,026

Reinvestment of distributions	5,432,622	410,478

Shares redeemed	(1,273,866,954)	(1,803,768,507)

	260,327,314	(75,735,003)

Preferred Shares

Shares sold	137,866,210	116,112,861

Reinvestment of distributions	2,032,057	569,014

Shares redeemed	(158,138,872)	(103,300,980)

	(18,240,605)	13,380,895

Select Shares

Shares sold	5,594,000	5,300,151

Reinvestment of distributions	280,403	99,055

Shares redeemed	(14,368,219)	(385,326)

	(8,493,816)	5,013,880

Administration Shares

Shares sold	3,203,505,871	3,627,882,858

Reinvestment of distributions	32,499,776	8,776,988

Shares redeemed	(3,240,316,890)	(3,207,953,386)

	(4,311,243)	428,706,460

Cash Management Shares

Shares sold	907,844,484	907,539,396

Reinvestment of distributions	453,621	240,223

Shares redeemed	(1,063,246,228)	(958,745,704)

	(154,948,123)	(50,966,085)

Premier Shares

Shares sold	387,139,585	481,364,793

Reinvestment of distributions	711,613	197,144

Shares redeemed	(412,707,336)	(512,124,964)

	(24,856,138)	(30,563,027)

134

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Treasury Solutions Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Resource Shares

Reinvestment of distributions	24	8

Shares redeemed	(1,060)	—

	(1,036)	8

NET INCREASE (DECREASE) IN SHARES	(711,419,199)	4,961,607,501

135

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (seven of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2023, the related statements of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 24, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

136

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Obligations Fund, and Goldman Sachs Financial Square Treasury Solutions Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee adequately addressed any economies of scale;
(i)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

137

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They considered that, since March 2022, the Federal Reserve has implemented a series of interest rate increases in response to inflationary pressures impacting the broader economy, and the Funds’ yields had improved compared to other recent periods as a result. They noted that the Investment Adviser has subsequently been able to reduce the amount of fees waived and/or reimbursed relative to such amounts waived and/or reimbursed during recent challenging yield environments, including the near-zero interest rate environment following the market disruptions related to the COVID-19 pandemic and related actions by the Federal Reserve. The Trustees acknowledged, however, that the interest rate environment remains uncertain in light of broader economic conditions. They considered that, during the relevant period, the Investment Adviser had voluntarily waived fees for all of the Funds and reimbursed expenses for the Financial Square Prime Obligations Fund, Financial Square Money Market Fund, and Financial Square Federal Instruments Fund, in order to maintain competitive yields. The Trustees also considered that each of the Government Money

138

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Market Funds had maintained a stable net asset value per share. With respect to each of the Prime Institutional Money Market Funds, the Trustee acknowledged that the net asset value per share for each of the Financial Square Prime Obligations Fund and Financial Square Money Market Fund had experienced some principal volatility in connection with the market disruptions related to the COVID-19 pandemic and that their net asset value subsequently had generally stabilized and experienced minimal principal volatility during the relevant period. In addition, the Trustees observed that the U.S. Securities and Exchange Commission (the “SEC”) is likely to adopt certain reforms to the regulatory framework governing money market funds and that compliance with those reforms could require a significant investment of resources by the Investment Adviser. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”) had voluntarily waived fees for the Financial Square Prime Obligations and Financial Square Money Market Funds, contractually waived fees for the Financial Square Federal Instruments Fund, and reimbursed expenses for the Financial Square Prime Obligations Fund and Financial Square Federal Instruments Fund in order to maintain competitive yields. They observed that the Investment Adviser had reduced its voluntary management fee waivers for the Financial Square Prime Obligations Fund and Financial Square Money Market Fund throughout the year with the rise in interest rates. They also acknowledged the growth of the Funds, particularly the relative growth of the Financial Square Money Market Fund and Financial Square Prime Obligations Fund, in recent periods. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee

139

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs; and (i) reputational benefits associated with the distribution of certain Fund share classes designed to help further diversity, equity, and inclusion initiatives. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

140

GOLDMAN SACHS — FINANCIAL SQUARE FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

141

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Class D, Institutional, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, Resource, Class R6, Drexel Hamilton Class, Loop Class or Seelaus Class Shares of a Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Institutional Shares and Class R6 Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Institutional Shares, Select Shares, Preferred Shares. Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Resource Shares, Cash Management Shares, Class R6 Shares, Drexel Hamilton Class, Loop Class or Seelaus Class Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 through November 30, 2023, which represents a period of 183 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited) (continued)

	Federal Instruments Fund			Government Fund			Money Market Fund
Share Class	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expenses Paid for the 6 months ended 11/30/23*	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expenses Paid for the 6 months ended 11/30/23*	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expenses Paid for the 6 months ended 11/30/23*
Administration Shares
Actual	$1,000.00	$1,024.78	$2.28	$1,000.00	$1,024.89	$2.18	$1,000.00	$1,025.56	$2.18
Hypothetical 5% return	1,000.00	1,022.81+	2.28	1,000.00	1,022.91+	2.18	1,000.00	1,022.91+	2.18
Capital Shares
Actual	1,000.00	1,025.29	1.78	1,000.00	1,025.41	1.68	N/A	N/A	N/A
Hypothetical 5% return	1,000.00	1,023.31+	1.78	1,000.00	1,023.41+	1.67	N/A	N/A	N/A
Cash Management Shares
Actual	1,000.00	1,021.96	5.07	1,000.00	1,022.08	4.97	N/A	N/A	N/A
Hypothetical 5% return	1,000.00	1,020.05+	5.06	1,000.00	1,020.16+	4.96	N/A	N/A	N/A
Class A Shares
Actual	N/A	N/A	N/A	1,000.00	1,024.89	2.18	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,022.91+	2.18	N/A	N/A	N/A
Class C Shares
Actual	N/A	N/A	N/A	1,000.00	1,021.06	5.98	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,019.15+	5.97	N/A	N/A	N/A
Class D Shares
Actual	1,000.00	1,026.06	1.02	1,000.00	1,049.27	0.92	N/A	N/A	N/A
Hypothetical 5% return	1,000.00	1,024.07+	1.01	1,000.00	1,024.17+	0.91	N/A	N/A	N/A
Class R6 Shares
Actual	N/A	N/A	N/A	1,000.00	1,026.17	0.91	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,024.17+	0.91	N/A	N/A	N/A
Drexel Hamilton Class Shares
Actual	N/A	N/A	N/A	1,000.00	1,049.27	0.92	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,024.17+	0.91	N/A	N/A	N/A
Institutional Shares
Actual	1,000.00	1,026.06	1.02	1,000.00	1,026.17	0.91	1,000.00	1,026.84	0.91
Hypothetical 5% return	1,000.00	1,024.07+	1.01	1,000.00	1,024.17+	0.91	1,000.00	1,024.17+	0.91
Loop Class Shares
Actual	N/A	N/A	N/A	1,000.00	1,049.27	0.92	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,024.17+	0.91	N/A	N/A	N/A
Preferred Shares
Actual	1,000.00	1,025.54	1.52	1,000.00	1,025.66	1.42	1,000.00	1,026.32	1.42
Hypothetical 5% return	1,000.00	1,023.56+	1.52	1,000.00	1,023.66+	1.42	1,000.00	1,023.66+	1.42
Premier Shares
Actual	N/A	N/A	N/A	1,000.00	1,024.38	2.69	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,022.41+	2.69	N/A	N/A	N/A
Resource Shares
Actual	N/A	N/A	N/A	1,000.00	1,022.85	4.21	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,020.91+	4.20	N/A	N/A	N/A
Seelaus Class Shares
Actual	N/A	N/A	N/A	1,000.00	1,049.27	0.92	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,024.17+	0.91	N/A	N/A	N/A
Select Shares
Actual	N/A	N/A	N/A	1,000.00	1,026.00	1.07	1,000.00	1,026.59	1.07
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,024.02+	1.07	1,000.00	1,024.02+	1.07
Service Shares
Actual	1,000.00	1,023.50	3.55	1,000.00	1,023.62	3.45	1,000.00	1,024.27	3.10
Hypothetical 5% return	1,000.00	1,021.56+	3.55	1,000.00	1,021.66+	3.45	1,000.00	1,022.01+	3.09

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited) (continued)

The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Administration Shares	Class C Shares	Institutional Shares	Capital Shares	Cash Management Shares	Class D Shares	Service Shares	Drexel Hamilton Class Shares	Class R6 Shares
Federal Instruments Fund	N/A	0.45%	N/A	0.20%	0.35%	1.00%	0.20%	0.70%	N/A	N/A
Government Fund	0.43%	0.43	1.18%	0.18	0.33	0.98	0.18	0.68	0.18%	0.18%
Money Market Fund	N/A	0.43	N/A	0.18	N/A	N/A	N/A	0.61	N/A	N/A

The annualized net expense ratios for the period were as follows:

Fund	Loop Class Shares	Preferred Shares	Premier Shares	Resource Shares	Seelaus Class Shares	Select Shares
Federal Instruments Fund	N/A	0.30%	N/A	N/A	N/A	N/A
Government Fund	0.18%	0.28	0.53%	0.83%	0.18%	0.21%
Money Market Fund	N/A	0.28	N/A	N/A	N/A	0.21

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited) (continued)

	Prime Obligations Fund			Treasury Instruments Fund			Treasury Obligations Fund
Share Class	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expenses Paid for the 6 months ended 11/30/23*	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expenses Paid for the 6 months ended 11/30/23*	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expenses Paid for the 6 months ended 11/30/23*
Administration Shares
Actual	$1,000.00	$1,025.55	$2.18	$1,000.00	$1,024.77	$2.28	$1,000.00	$1,024.85	$2.28
Hypothetical 5% return	1,000.00	1,022.91+	2.18	1,000.00	1,022.81+	2.28	1,000.00	1,022.81+	2.28
Capital Shares
Actual	1,000.00	1,026.06	1.68	1,000.00	1,025.28	1.78	1,000.00	1,025.36	1.78
Hypothetical 5% return	1,000.00	1,023.41+	1.67	1,000.00	1,023.31+	1.78	1,000.00	1,023.31+	1.78
Cash Management Shares
Actual	N/A	N/A	N/A	1,000.00	1,022.00	5.07	1,000.00	1,022.00	5.07
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,020.05+	5.06	1,000.00	1,020.05+	5.06
Class D Shares
Actual	N/A	N/A	N/A	1,000.00	1,048.38	1.03	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,024.07+	1.01	N/A	N/A	N/A
Drexel Hamilton Class Shares
Actual	1,000.00	1,050.61	0.93	N/A	N/A	N/A	N/A	N/A	N/A
Hypothetical 5% return	1,000.00	1,024.17+	0.91	N/A	N/A	N/A	N/A	N/A	N/A
Institutional Shares
Actual	1,000.00	1,026.83	0.91	1,000.00	1,026.05	1.02	1,000.00	1,026.13	1.02
Hypothetical 5% return	1,000.00	1,024.17+	0.91	1,000.00	1,024.07+	1.01	1,000.00	1,024.07+	1.01
Loop Class Shares
Actual	N/A	N/A	N/A	1,000.00	1,048.38	1.03	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,024.07+	1.01	N/A	N/A	N/A
Preferred Shares
Actual	1,000.00	1,026.43	1.42	1,000.00	1,025.54	1.52	1,000.00	1,025.62	1.52
Hypothetical 5% return	1,000.00	1,023.66+	1.42	1,000.00	1,023.56+	1.52	1,000.00	1,023.56+	1.52
Premier Shares
Actual	N/A	N/A	N/A	1,000.00	1,024.26	2.79	1,000.00	1,024.34	2.79
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,022.31+	2.79	1,000.00	1,022.31+	2.79
Resource Shares
Actual	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,022.80	4.31
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,020.81+	4.31
Seelaus Class Shares
Actual	N/A	N/A	N/A	1,000.00	1,048.38	1.03	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,024.07+	1.01	N/A	N/A	N/A
Select Shares
Actual	1,000.00	1,026.68	1.07	1,000.00	1,025.90	1.17	1,000.00	1,026.00	1.17
Hypothetical 5% return	1,000.00	1,024.02+	1.07	1,000.00	1,023.92+	1.17	1,000.00	1,023.92+	1.17
Service Shares
Actual	N/A	N/A	N/A	1,000.00	1,023.49	3.55	1,000.00	1,023.57	3.55
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,021.56+	3.55	1,000.00	1,021.56+	3.55

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited) (continued)

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

The annualized net expense ratios for the period were as follows:

Fund	Administration Shares	Institutional Shares	Capital Shares	Cash Management Shares	Class D Shares	Service Shares	Drexel Hamilton Class Shares	Loop Class Shares	Preferred Shares	Premier Shares
Prime Obligations Fund	0.43%	0.18%	0.33%	N/A	N/A	N/A	0.18%	N/A	0.28%	N/A
Treasury Instruments Fund	0.45	0.20	0.35	1.00%	0.20%	0.70%	N/A	0.20%	0.30	0.55%
Treasury Obligations Fund	0.45	0.20	0.35	1.00	N/A	0.70	N/A	N/A	0.30	0.55

The annualized net expense ratios for the period were as follows:

Fund	Resource Shares	Seelaus Class Shares	Select Shares
Prime Obligations Fund	N/A	N/A	0.21%
Treasury Instruments Fund	N/A	0.20%	0.23
Treasury Obligations Fund	0.85%	N/A	0.23

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited) (continued)

	Treasury Solutions Fund
Share Class	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expenses Paid for the 6 months ended 11/30/23*
Administration Shares
Actual	$1,000.00	$1,024.84	$2.28
Hypothetical 5% return	1,000.00	1,022.81+	2.28
Capital Shares
Actual	1,000.00	1,025.36	1.78
Hypothetical 5% return	1,000.00	1,023.31+	1.78
Cash Management Shares
Actual	1,000.00	1,022.00	5.07
Hypothetical 5% return	1,000.00	1,020.05+	5.06
Institutional Shares
Actual	1,000.00	1,026.12	1.02
Hypothetical 5% return	1,000.00	1,024.07+	1.01
Preferred Shares
Actual	1,000.00	1,025.61	1.52
Hypothetical 5% return	1,000.00	1,023.56+	1.52
Premier Shares
Actual	1,000.00	1,024.33	2.79
Hypothetical 5% return	1,000.00	1,022.31+	2.79
Select Shares
Actual	1,000.00	1,026.00	1.17
Hypothetical 5% return	1,000.00	1,023.92+	1.17
Service Shares
Actual	1,000.00	1,023.57	3.55
Hypothetical 5% return	1,000.00	1,021.56+	3.55

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited) (continued)

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
The annualized net expense ratios for the period were as follows:

Fund	Administration Shares	Institutional Shares	Capital Shares	Cash Management Shares	Service Shares	Preferred Shares	Premier Shares	Select Shares
Treasury Solutions Fund	0.45%	0.20%	0.35%	1.00%	0.70%	0.30%	0.55%	0.23%

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a datadriven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014- December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

149

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013- 2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023 – Present) Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

150

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of November 30, 2023.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

151

GOLDMAN SACHS FUNDS — FINANCIAL SQUARE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary—Goldman Sachs Trust; (previously Assistant Secretary (2022));Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II; (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)). Assistant Secretary – Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of November 30, 2023.

[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Funds — Financial Square Funds — Tax Information (unaudited)

    During the year ended November 30, 2023 100%, 100%, 74.89%, 76.58%, 100%, 100%, and 100% of the net investment company taxable income distributions paid by the Financial Square Federal Instruments, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

    During the fiscal year ended November 30, 2023, the Financial Square Federal Instruments, Financial Square Government, Financial Square Money Market, Financial Square Prime Obligations, Financial Square Treasury Instruments, Financial Square Treasury Obligations, and Financial Square Treasury Solutions Funds designate 99.85%, 100%, 100%, 99.91%, 100%, 99.92%, and 99.92% of the dividends paid from net investment company taxable income as Section 163(j) Interest Dividends.

152

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund

∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund will be renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

153

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe* Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes* John F. Killian* Steven D. Kirchmar* Michael Latham* GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent TRUSTEES (continued) James A. McNamara Lawrence W. Stranghoener* Paul C. Wirth *Effective January 1, 2024 OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www. sec.gov. Goldman Sachs & Co. LLC (“Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of November 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Financial Square FundsSM is a registered service mark of Goldman Sachs & Co LLC. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co LLC by calling (Class A Shares or Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550). © 2024 Goldman Sachs. All rights reserved. 350643-OTU-01/2024 FSQAR-24

Goldman Sachs Funds Annual Report November 30, 2023 Investor FundsSM Money Market Tax-Exempt Money Market

Goldman Sachs Investor Funds

∎	MONEY MARKET

∎	TAX-EXEMPT MONEY MARKET

Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Investor Funds

Investment Objective and Principal Investment Strategies

The Goldman Sachs Investor Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Goldman Sachs Investor Money Market Fund pursues this investment objective by investing in U.S. government securities, obligations of banks (which may exceed 25% of its total assets), commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, and repurchase agreements (“repos”). It may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Goldman Sachs Investor Tax-Exempt Money Market Fund pursues the investment objective by investing at least 80% of its net assets in securities issued by or on behalf of states, territories and possessions of the U.S. and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. It may also invest in short-term taxable instruments, including repos with the Federal Reserve Bank of New York, for temporary investment purposes.

Portfolio Management Discussion and Analysis

At a meeting of the Board of Trustees of Goldman Sachs Trust held on June 13-14, 2023, the Trustees approved the termination of the Resource Share Class of the Goldman Sachs Investor Funds (the “Funds”). This termination occurred on July 14, 2023. Effective June 15, 2023, Resource Shares of the Funds were no longer sold to new investors or existing shareholders (except through reinvested dividends) and were no longer eligible for exchanges from other Goldman Sachs Funds. In addition, Resource Shares of the Funds were closed to all new accounts.

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Funds’ performance and positioning for the 12-month period ended November 30, 2023 (the “Reporting Period”).

Q	What economic and market factors most influenced the money markets as a whole during the Reporting Period?

A	During the Reporting Period, the money markets were most influenced by Federal Reserve (“Fed”) policy and the outlook for the U.S. economy.

In December 2022, when the Reporting Period began, the Fed announced a 50 basis point interest rate hike, raising the targeted federal funds (“fed funds”) rate to a range between 4.25% and 4.50%, following four successive 75 basis point hikes. (A basis point is 1/100th of a percentage point.) However, policymakers emphasized they were not stepping back from their goal of taming inflation. The Fed’s median dot plot projection, which shows the interest rate projections of the members of the Federal Open Market Committee, signaled a peak federal funds rate of between 5.00% and 5.25%. The U.S. economy added 223,000 jobs in December, and the unemployment rate fell to a pre-pandemic cycle low of 3.5%. Annual U.S. inflation declined from 7.2% to 6.4%, the sixth consecutive monthly decrease and its lowest level in over a year. However, core prices increased, rising 0.3% month over month.

During the first quarter of 2023, the Fed continued tightening monetary policy, raising the fed funds rate twice—by 25 basis points in both February and March. In mid-March, Silicon Valley Bank and Signature Bank failed, marking the largest U.S. bank failure since the 2008 financial crisis. That same month, the Swiss government brokered a deal for UBS to purchase Credit Suisse, which was on the brink of collapse. During the quarter overall, a tight labor market and firm inflation supported the U.S. dollar, though economic growth headwinds from tighter financial and credit conditions led to dovish monetary policy expectations, weighing on the currency. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

In the second quarter of 2023, the Fed raised the fed funds rate by another 25 basis points at its May policy meeting and signaled a willingness to pause on further rate actions, as U.S. inflation had started to moderate. Also in May, First Republic Bank was seized by the Federal Deposit Insurance Corporation and sold to JP Morgan Chase. In early June, the resolution of U.S. debt ceiling negotiations, coupled with the easing of banking sector stress, improved investor sentiment overall. Fed policymakers left interest rates unchanged at their June meeting, though Fed Chair Jerome Powell suggested

1

PORTFOLIO RESULTS

hiking rates “at consecutive meetings is not off the table.” The Fed’s June dot plot showed a median projection of two additional rate hikes in 2023.

During the third quarter of 2023, Fed officials hiked the fed funds rate by an additional 25 basis points at their July policy meeting but remained on hold at their September meeting. Resilient U.S. economic data and market expectations that policy rates would stay higher for longer pushed up the 10-year U.S. Treasury yield, which hit 4.63% on September 27th—its highest level since 2007. In August, Fitch Ratings downgraded long-term U.S. sovereign debt from AAA to AA+, reflecting U.S. government and medium-term fiscal challenges. Subsequently, Moody’s Investors Service took ratings action on 27 U.S. banks in response to profitability concerns, low regulatory capital among regional banks compared to larger banks and global peers, and potential losses on loans (particularly for those with large commercial real estate exposure). The U.S. labor market remained strong, continuing to make progress toward rebalancing itself from pandemic-era extremes. Inflation eased overall, but there was a reacceleration in some key components. Nevertheless, the U.S. remained on a disinflationary path, supporting market expectations that the Fed may have reached the end of its current interest rate hiking cycle.

In October 2023, U.S. Treasury yields rose to multi-year highs, with the 10-year U.S. Treasury yield briefly breaching 5% for the first time since 2007. The increase was driven, in our view, by better than previously anticipated U.S. economic growth prospects, which dampened market expectations for Fed interest rate cuts in 2024. The Fed left the fed funds rate unchanged in October, as tighter financial conditions, led by higher long-term interest rates, alleviated the need, as determined by the Fed, for further policy tightening.

November 2023 saw the greatest easing of U.S. financial conditions in any month during the previous 40 years. The easing was largely the result of a significant drop in interest rates, with the 10-year U.S. Treasury yield falling approximately 51 basis points during the month. Weaker inflation data and ongoing disinflation trends suggested the Fed might have reached the peak of its monetary policy tightening cycle. At their November meeting, Fed policymakers left the fed funds rate unchanged in a range between 5.25% and 5.50%.

In this environment, the yields of taxable and tax-exempt money market funds increased. Investments in U.S. taxable money market funds rose during the Reporting Period from approximately $4.5 trillion to $5.7 trillion, according to iMoneyNet. U.S. tax-exempt money market fund investments increased during the Reporting Period from $108 billion to $122 billion, according to iMoneyNet. Money market funds overall continued to be viable investments for investors seeking stability, liquidity and/or yield amid ongoing uncertainty and elevated volatility in the financial markets broadly.

During the Reporting Period, the Securities & Exchange Commission (“SEC”) adopted changes to the rules that govern money market funds. While some of these changes have already taken effect, the remaining changes will take effect either by April 2, 2024 or October 2, 2024.

1.      Effective October 2, 2023, institutional and retail money market funds were no longer permitted to temporarily restrict redemptions (a “redemption gate”) and/ or impose a liquidity fee on redemptions (up to 2%) if the applicable fund’s portfolio liquidity fell below the required minimums. Government money market funds are exempt from requirements relating to these redemption gates and/or liquidity fees.

2.      Effective April 2, 2024, institutional and retail money market funds will be permitted to impose a discretionary liquidity fee on redemptions (up to 2%), if the applicable fund’s board of trustees (or its delegate) determines that it is in the best interests of the fund to do so. Government money market funds will continue to be exempt from requirements relating to these discretionary liquidity fees. Institutional and retail money market funds may choose to rely on this modified discretionary liquidity fee framework prior to April 2, 2024.

3. Effective April 2, 2024, all money market funds will be required to increase their minimum levels of daily and weekly liquid assets from 10% and 30%, respectively, to 25% and 50%, respectively.

4.      Effective October 2, 2024, institutional money market funds will be required to impose a mandatory liquidity fee on redemptions, if the applicable fund experiences total daily net redemptions that exceed 5% of net assets, unless the fee is de minimis (i.e., less than one basis point of the value of the shares redeemed). Government and retail money market funds will be exempt from these requirements.

Q	What key factors were responsible for the performance of the Funds during the Reporting Period?

A

The yields of the Goldman Sachs Investor Money Market Fund (“the taxable Fund”) and the Goldman Sachs Investor Tax-Exempt Money Market Fund (“the tax-exempt Fund”) rose during the Reporting Period largely because of the economic and market factors discussed above.

Yields rose along both the taxable and tax-exempt money market yield curves, as the Fed raised the fed funds rate and tightened monetary policy. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) That said, both yield curves inverted during the Reporting Period. (In an inverted yield curve, shorter-term yields are higher than longer-term yields.) On the taxable money market yield curve, the middle segments rose well above the one-year segment during the second quarter of 2023, fell during the third quarter

2

PORTFOLIO RESULTS

and then rose again during the fourth quarter. As for the tax-exempt money market yield curve, its inversion was in the very front end, as shorter-term segments moved sharply higher than longer-term segments. This reflected the jump in the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, a seven-day high-grade market index comprised of tax-exempt variable rate demand obligations, which rose 140 basis points during the Reporting Period.

Q	How did you manage the taxable Fund during the Reporting Period?

A

During the Reporting Period, we focused the taxable Fund’s investments in U.S. Treasury securities, government agency repurchase agreements (“repos”), variable rate demand notes (“VRDNs”), financial company commercial paper, certificates of deposit and asset-backed commercial paper. The Fund also had investments in other types of commercial paper, government agency securities, time deposits, floating rate securities, non-U.S. sovereign debt and municipal securities during the Reporting Period.

We maintained the taxable Fund’s weighted average maturity in a range between 15 and 56 days during the Reporting Period. At any given time, the taxable Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy. At the end of the Reporting Period, the weighted average maturity of the taxable Fund was 49 days.

The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates. Also known as effective maturity, weighted average maturity measures the weighted average of the maturity date of bonds held by a Fund, taking into consideration any available maturity shortening features.

Q	How did you manage the tax-exempt Fund during the Reporting Period?

A	During the Reporting Period, we focused the tax-exempt Fund’s investments in VRDNs, commercial paper and other municipal securities.

We maintained the tax-exempt Fund’s weighted average maturity in a range between 12 and 57 days during the Reporting Period. Throughout the Reporting Period, we decreased the tax-exempt Fund’s allocation to VRDNs. At any given time, the tax-exempt Fund’s weighted average maturity is based on how market interest rates compare with our near-term expectations, including supply dynamics and monetary policy. The tax-exempt Fund’s weighted average maturity was 27 days at the end of the Reporting Period.

Q	How did you manage the Funds’ weighted average life during the Reporting Period?

A

During the Reporting Period, we managed the weighted average life of the taxable and tax-exempt Funds at less than 120 days. In the taxable Fund, we maintained a weighted average life in a range between 60 and 97 days. In the tax-exempt Fund, we maintained a weighted average life in a range between 12 and 91 days. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to SEC Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

Q	Did you make any changes to the Funds’ portfolios during the Reporting Period?

A

During the Reporting Period, we made adjustments to the Funds’ weighted average maturities and their allocations to specific investments based on then-current market conditions, our near-term view and anticipated and actual Fed monetary policy statements.

Q	What is the Funds’ tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, with inflationary pressures subsiding, U.S. economic data had begun to support the possibility of a “soft landing.” (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) In our view, the Fed had reached an inflection point with respect to policy rates, and we believed it was likely the Fed would begin to lower rates in the first half of 2024. (At its December 2023 meeting, following the end of the Reporting Period, the Fed left interest rates unchanged and indicated that three rate cuts were possible in 2024.)

Market liquidity concerns at the end of the Reporting Period centered on the Fed’s quantitative tightening (that is, reduction in the size of its balance sheet), the Fed’s reverse repo (“RRP”) facility and the continued large issuance of Treasury securities across all maturities—which, collectively, remove a significant amount of cash from the U.S. monetary system. (Through the RRP facility, the Fed borrows from financial entities, including money market mutual funds.) As a result, we thought short-term interest rates could fall in the near-term compared to policy rate path proxies, such as overnight indexed swaps.

3

PORTFOLIO RESULTS

Going forward, the taxable and tax-exempt Funds will continue to be flexibly guided by shifting market conditions, and we have positioned them to align with our market and policy outlooks. Duration management and duration positioning will continue to play key roles in the management of the Funds. (Duration is a measure of a fund’s sensitivity to changes in interest rates.) That said, regardless of the interest rate environment, we intend to utilize an active management approach to provide the best possible return within the framework of the Funds’ guidelines and objectives. Our investment approach remains tri-fold—to seek preservation of capital, daily liquidity and maximization of yield potential. We will continue to manage interest, liquidity and credit risk daily. We will also continue to closely monitor economic data, Fed policy and any shifts in the taxable and tax-exempt money market yield curves, as we strive to navigate the interest rate environment.

4

PORTFOLIO RESULTS

INVESTOR MONEY MARKET FUNDS

∎   Money Market

∎   Tax-Exempt Money Market

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

5

FUND BASICS

Investor Funds

as of November 30, 2023

PERFORMANCE REVIEW[1,2]

December 1, 2022-November 30, 2023	Fund Total Return (based on NAV)[3] Class I Shares	SEC 7-Day Current Yield[4]	iMoneyNet Institutional Average[5]
Investor Money Market Fund	5.06%	5.37%	4.60%[6]
Investor Tax-Exempt Money Market Fund	3.06	3.30	2.89[7]

The returns represent past performance. Past performance does not guarantee future results. The Funds’ investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Money Market Fund offers seven separate classes of shares (Class I, Class D, Administration, Service, Cash Management, Class A and Class C Shares) and the Tax-Exempt Money Market Fund offers ten separate classes of shares (Class I, Select, Preferred, Capital, Administration, Premier, Service, Cash Management, Class A and Class C Shares), each of which is subject to different fees and expenses that affect performance and entitles shareholders to different services. The Class I Shares do not have distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees. The Select, Preferred, Capital, Administration, Premier, Service, Cash Management, Class A and Class C Shares offer financial institutions the opportunity to receive fees for providing certain distribution, administrative support and/or shareholder services (as applicable). As an annualized percentage of average daily net assets, these share classes pay combined distribution and/or service (12b-1) or administration and/or service (non-12b-1) fees (as applicable) at the following contractual rates: Select Shares pay 0.03%, Preferred Shares pay 0.10%, Capital Shares pay 0.15%, Administration Shares pay 0.25%, Premier Shares pay 0.35%, Service Shares pay 0.50%, Cash Management Shares pay 0.80%, Class A Shares pay 0.25%, and Class C Shares pay 1.00%. If these fees were reflected in the above performance, performance would have been reduced. In addition, the Funds’ performances do not reflect the deduction of any applicable sales charges.

[2]

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[3]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. A Fund’s total return reflects the reinvestment of dividends and other distributions.

[4]

The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of a given Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects a Fund’s current earnings than do the Fund Total Return figures.

[5]	Source: iMoneyNet, Inc. November 2023. The iMoneyNet Institutional Average represents total return.

[6]

First Tier Retail–Category includes only non-government retail funds that also are not holding any second tier securities. Portfolio holdings of First Tier funds include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

[7]

Tax-Free National Retail–Category includes all retail national and state tax-free and municipal money funds. Portfolio holdings of tax-free funds include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds—6 months & less, put bonds—over 6 months, alternative minimum tax paper and other tax-free holdings. This consists of all funds in the National Tax-Free Retail and State-Specific Retail categories.

6

YIELD SUMMARY

November 30, 2023

SUMMARY OF THE CLASS I SHARES[1,2] AS OF 11/30/23

Funds	7-Day Dist. Yield[8]	SEC 7-Day Effective Yield[9]	30-Day Average Yield[10]	Weighted Avg. Maturity (days)[11]	Weighted Avg. Life (days)[12]

Investor Money Market Fund	5.39%	5.51%	5.38%	49	81

Investor Tax-Exempt Money Market Fund	3.30%	3.36%	3.31%	27	27

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[8]

The 7-Day Distribution Yield is an annualized measure of a Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[9]

The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[10]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/ loss distribution. This is not an SEC Yield.

[11]

A Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[12]

A Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

SECTOR ALLOCATIONS

INVESTOR MONEY MARKET FUND[13]

As of November 30, 2023

Security Type	% of Net Assets

Certificate of Deposit	2.3%

Certificate of Deposit-Eurodollar	1.2

Certificate of Deposit-Yankeedollar	6.2

Commercial Paper and Corporate Obligations	20.8

Medium Term Notes	0.4

Repurchase Agreements	25.6

Time Deposit	15.3

U.S. Government Agency Obligations	9.2

U.S. Treasury Obligations	8.4

Variable Rate Municipal Debt Obligations	3.0

Variable Rate Obligations	8.3

As of November 30, 2022

Security Type	% of Net Assets

Certificate of Deposit	0.6%

Certificates of Deposit-Eurodollar	2.5

Certificates of Deposit-Yankeedollar	6.6

Commercial Paper and Corporate Obligations	24.2

Medium Term Notes	1.5

Repurchase Agreements-Unaffiliated Issuers	9.2

Time Deposits	18.9

U.S. Government Agency Obligations	3.0

U.S. Treasury Obligations	9.2

Variable Rate Municipal Debt Obligations	2.7

Variable Rate Obligations	22.0

[13] The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

SECTOR ALLOCATIONS

INVESTOR TAX-EXEMPT MONEY MARKET FUND[14]

As of November 30, 2023

Security Type	% of Net Assets

Commercial Paper	27.6%

General Obligations	8.5

Revenue Anticipation Notes	0.3

Variable Rate Obligations	59.8

As of November 30, 2022

Security Type	% of Net Assets

Commercial Paper	25.4%

General Obligation	2.8

Revenue Anticipation Notes	1.3

Variable Rate Obligations	70.5

[14] The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

INVESTOR MONEY MARKET FUND

Schedule of Investments November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations - 20.8%

Albion Capital LLC
$8,149,000	5.353%		12/01/23	$8,149,000
39,391,000	5.704		12/22/23	39,263,472
12,488,000	5.762		01/22/24	12,386,986
4,621,000	5.758		02/05/24	4,573,162
9,296,000	5.835		02/05/24	9,199,764
4,586,000	5.760		02/21/24	4,527,503
Antalis
24,125,000	5.844		02/01/24	23,889,004
10,988,000	5.844		02/02/24	10,878,779
Atlantic Asset Securitization LLC
6,251,000	5.679		01/30/24	6,192,629
975,000	5.699		01/30/24	965,895
Banco Santander, S.A.
27,900,000	6.010		04/01/24	27,357,283
Baptist Healthcare System, Inc.
25,000,000	5.551		01/19/24	24,812,847
Barclays Bank PLC-New York Branch
73,000,000	5.361		12/01/23	73,000,000
Barclays US CCP Funding LLC
10,000,000	5.835		03/11/24	9,842,047
Barton Capital S.A.
8,969,000	5.589		12/29/23	8,930,563
4,000,000	5.964		04/15/24	3,913,867
Cabot Trail Funding LLC
10,545,000	5.834	(a)	02/09/24	10,429,972
22,695,000	5.845		02/22/24	22,401,982
6,806,000	5.655		03/26/24	6,684,505
Caisse D'Amortissement De La Dette Sociale
7,966,000	5.731		02/13/24	7,875,203
22,197,000	5.747		02/20/24	21,919,316
Chesham Finance Limited - Series V
30,500,000	5.331		12/01/23	30,500,000
Chesham Finance Limited/Chesham Finance LLC - Series VI
60,000,000	5.331		12/01/23	60,000,000
123,000,000	5.332	(b)	12/04/23	122,945,367
Citigroup Global Markets, Inc.
8,785,000	6.111		09/16/24	8,383,745
Collateralized Commercial Paper Flex Co., LLC
10,746,000	5.750	(a)	06/03/24	10,746,000
20,381,000	6.030	(a)	07/01/24	20,381,000
Collateralized Commercial Paper V Co., LLC
26,481,000	5.880		03/05/24	26,481,000
16,574,000	5.970		06/03/24	16,574,000
Cooeperatieve Rabobank U.A.
125,000,000	5.301		12/01/23	125,000,000
Deaconess Health System, Inc.
37,750,000	5.704		12/01/23	37,750,000
Dexia Credit Local
27,976,000	5.677		12/19/23	27,898,926
Gotham Funding Corp.
7,249,000	5.655		12/01/23	7,249,000
11,404,000	5.769		12/01/23	11,404,000
6,257,000	5.790		12/01/23	6,257,000
18,011,000	5.654		12/05/23	17,999,993
3,973,000	5.772		02/05/24	3,932,162
7,946,000	5.783		02/05/24	7,864,324
22,207,000	5.825		02/15/24	21,942,120
34,147,000	5.773		02/21/24	33,711,436

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – (continued)

$16,165,000	5.655%		03/20/24	$15,890,869
Great Bear Funding LLC
37,000,000	5.331		12/01/23	37,000,000
36,000,000	5.346		12/06/23	35,973,300
ING (U.S.) Funding LLC
28,242,000	5.956		04/01/24	27,700,287
Korea Development Bank
18,265,000	5.732		12/27/23	18,191,392
16,444,000	5.751		01/05/24	16,354,632
Liberty Street Funding LLC
16,667,000	5.919		08/02/24	16,034,071
LMA-Americas LLC
13,169,000	5.645		12/01/23	13,169,000
6,748,000	5.747		01/31/24	6,684,198
6,525,000	5.735		02/01/24	6,462,295
3,410,000	5.830		02/21/24	3,366,115
6,476,000	5.799		02/22/24	6,392,089
Manhattan Asset Funding Company LLC
6,360,000	5.778		02/21/24	6,278,875
Matchpoint Finance Public Limited Company
7,507,000	5.722		05/28/24	7,299,465
Mitsubishi UFJ Trust and Banking Corporation-New York Branch
35,750,000	5.767		02/05/24	35,382,311
Mizuho Bank, Ltd.-New York Branch
17,992,000	5.830		02/15/24	17,777,206
Mizuho Bank, Ltd.-Singapore Branch
25,095,000	5.794		01/08/24	24,946,396
11,744,000	5.807		01/09/24	11,672,498
Mont Blanc Capital Corp.
15,211,000	5.658		12/15/23	15,178,465
Old Line Funding, LLC
5,000,000	5.784		12/04/23	4,997,692
Pure Grove Funding
33,610,000	5.794		12/05/23	33,589,274
13,613,000	5.864		02/05/24	13,472,741
Ridgefield Funding Company, LLC
26,883,000	5.730		05/20/24	26,171,743
Royal Bank of Canada
27,874,000	6.104		10/16/24	26,471,628
Sanofi
24,333,000	5.601		12/28/23	24,233,356
Santander UK PLC
16,262,000	5.788		02/01/24	16,104,602
Sheffield Receivables Company LLC
4,544,000	5.643		12/19/23	4,531,504
13,851,000	5.665		12/22/23	13,806,510
23,758,000	5.680		12/22/23	23,681,689
15,633,000	5.733		02/06/24	15,470,651
3,256,000	5.639		02/14/24	3,218,284
15,787,000	5.640		02/14/24	15,604,133
Starbird Funding Corp.
15,029,000	5.848		02/13/24	14,855,690
4,740,000	5.830		02/16/24	4,683,327
21,729,000	5.727		05/10/24	21,187,725
UBS AG
13,815,000	6.009		07/01/24	13,350,315
UBS AG (SOFR + 0.40%)
26,559,000	5.913	(a)(c)	05/13/24	25,875,401

10	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – (continued)

UBS AG-London Branch
$29,567,000	5.833%	12/06/23	$29,544,045
37,491,000	6.019	03/04/24	36,931,051
Victory Receivables Corporation
12,500,000	5.654	12/06/23	12,490,452
23,492,000	5.665	12/11/23	23,456,044
6,795,000	5.840	02/02/24	6,728,409
7,946,000	5.797	02/09/24	7,859,167
25,101,000	5.799	02/09/24	24,826,702
51,757,000	5.814	02/14/24	51,148,855
5,760,000	5.824	02/15/24	5,691,296

TOTAL COMMERCIAL PAPER AND CORPORATE OBLIGATIONS			$1,755,949,602

Certificate of Deposit - 2.3%

Bank of America, National Association
44,260,000	5.740	02/09/24	44,260,000
35,379,000	5.850	02/28/24	35,379,000
26,003,000	5.820	03/25/24	26,003,000
Citibank, National Association
7,800,000	5.630	03/01/24	7,800,000
46,300,000	5.780	03/07/24	46,300,000
Wells Fargo Bank, National Association
35,642,000	5.720	11/19/24	35,642,000

TOTAL CERTIFICATE OF DEPOSIT			$195,384,000

Certificate of Deposit-Eurodollar - 1.2%

Mitsubishi UFJ Trust and Banking Corporation-London Branch
24,000,000	5.750	01/12/24	23,842,028
Mizuho Bank, Ltd.-London Branch
4,000,000	5.720	01/05/24	3,978,059
Mufg Bank, Ltd.-London Branch
48,000,000	5.650	12/06/23	47,962,864
Toronto-Dominion Bank (The)-London Branch
35,000,000	5.700	02/27/24	34,521,649

TOTAL CERTIFICATE OF DEPOSIT-EURODOLLAR			$110,304,600

Certificate of Deposit-Yankeedollar - 6.2%

Banco Santander, S.A.-New York Branch
21,964,000	5.880	03/05/24	21,964,000
34,886,000	5.750	11/27/24	34,886,000
BNP Paribas-New York Branch
35,249,000	5.750	11/27/24	35,249,000
Credit Agricole Corporate and Investment Bank-New York Branch
42,764,000	5.740	02/08/24	42,764,000
79,447,000	5.800	03/28/24	79,447,000
33,518,000	5.800	04/09/24	33,518,000
Korea Development Bank - New York Branch
15,667,000	5.800	01/30/24	15,667,000
Lloyds Bank Corporate Markets PLC
8,189,000	6.050	10/07/24	8,189,000
Lloyds Bank Corporate Markets PLC/New York NY
15,721,000	5.950	07/24/24	15,721,000
Mizuho Bank, Ltd.-New York Branch
28,306,000	5.800	05/03/24	28,306,000
17,137,000	5.730	05/15/24	17,137,000
MUFG Bank, Ltd.
29,173,000	5.640	12/01/23	29,173,000

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Certificate of Deposit-Yankeedollar – (continued)

MUFG Bank, Ltd.-New York Branch
$10,697,000	5.600%		12/04/23	$10,697,000
35,881,000	5.820		05/06/24	35,881,000
37,000,000	5.750		05/14/24	37,000,000
Sumitomo Mitsui Banking Corp.-New York Branch
77,144,000	5.740		02/07/24	77,144,000
Toronto-Dominion Bank (The)
6,587,000	5.820		05/23/24	6,587,000

TOTAL CERTIFICATE OF DEPOSIT-YANKEEDOLLAR				$529,330,000

Medium Term Notes - 0.4%

Banco Santander, S.A. (US 1 Year CMT T-Note + 0.45%)
2,600,000	5.770	(c)	06/30/24	2,594,053
Bank of Nova Scotia (The)
5,165,000	5.933		04/15/24	5,067,217
Citibank, National Association
1,300,000	5.867		01/23/24	1,295,934
Santander UK PLC
8,556,000	6.041		03/13/24	8,507,946
Toyota Motor Credit Corp.
7,791,000	5.801		03/22/24	7,713,762
UBS AG-London Branch
8,644,000	5.863	(a)(b)	08/09/24	8,346,387

TOTAL MEDIUM TERM NOTES				$33,525,299

Time Deposits - 15.3%

Banco Santander, S.A.-New York Branch
220,000,000	5.310		12/01/23	220,000,000
Canadian Imperial Bank of Commerce
225,000,000	5.310		12/01/23	225,000,000
Credit Agricole Corporate and Investment Bank-New York Branch
130,000,000	5.300		12/01/23	130,000,000
Erste Group Bank AG-New York Branch
350,000,000	5.320		12/01/23	350,000,000
National Bank of Canada
50,000,000	5.310		12/01/23	50,000,000
Skandinaviska Enskilda Banken AB - New York Branch
325,000,000	5.310		12/01/23	325,000,000

TOTAL TIME DEPOSITS				$1,300,000,000

U.S. Government Agency Obligations - 9.2%

Federal Farm Credit Bank (SOFR + 0.12%)
1,338,000	5.505	(c)	12/03/24	1,338,000
Federal Farm Credit Bank (SOFR + 0.14%)
6,664,000	5.452	(c)	11/26/24	6,662,108
5,998,000	5.453	(c)	11/26/24	5,996,297
Federal Farm Credit Bank (SOFR + 0.17%)
6,800,000	5.480	(c)	01/23/25	6,800,000
Federal Farm Credit Bank (SOFR + 0.18%)
8,300,000	5.488	(c)	12/19/24	8,300,761
6,570,000	5.490	(c)	12/19/24	6,570,602
19,024,000	5.490	(c)	01/17/25	19,024,000
Federal Farm Credit Bank (SOFR + 0.19%)
16,900,000	5.500	(c)	12/27/24	16,900,000
Federal Farm Credit Bank (SOFR + 0.20%)
576,000	5.590	(c)	12/05/24	576,379
Federal Home Loan Bank
24,065,000	5.000		02/21/24	24,065,000

The accompanying notes are an integral part of these financial statements.	11

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – (continued)

$43,880,000	5.165%		03/08/24	$43,880,000
66,555,000	5.340		04/23/24	66,555,000
38,390,000	5.540		04/24/24	38,390,000
38,185,000	5.330		04/26/24	38,185,000
74,725,000	5.300		05/17/24	74,725,000
112,575,000	5.350		05/20/24	112,575,000
37,465,000	5.370		05/21/24	37,465,000
56,340,000	5.300		05/22/24	56,340,000
23,805,000	5.360		06/11/24	23,805,000
14,880,000	5.375		06/11/24	14,880,000
21,280,000	5.490		07/15/24	21,280,000
21,355,000	5.520		07/15/24	21,355,000
2,200,000	5.245		10/25/24	2,100,980
2,200,000	5.243		10/31/24	2,099,277
Federal Home Loan Bank (SOFR + 0.12%)
4,535,000	5.430	(c)	01/03/25	4,535,000
Federal Home Loan Bank System
35,060,000	5.183		02/21/24	35,042,168
23,410,000	5.314		02/21/24	23,398,093
Federal Home Loan Mortgage Corp.
9,523,000	5.400		06/11/24	9,523,000
9,523,000	5.380		06/12/24	9,523,000
Federal National Mortgage Association
27,199,000	5.505		07/26/24	27,199,000
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
17,158,792	5.540	(c)	12/07/23	17,158,792
U.S. International Development Finance Corp. (3 Mo. U.S. Treasury Bill Yield + 0.00%)
2,222,222	5.550	(c)	12/07/23	2,222,222

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$778,469,679

U.S. Treasury Obligations - 8.4%

United States Treasury Bills
14,100	5.458		12/21/23	14,058
142,700	5.459		12/21/23	142,278
6,441,800	5.462		12/21/23	6,422,764
1,048,000	5.463		12/21/23	1,044,903
3,895,600	5.464		12/21/23	3,884,088
1,692,500	5.438		12/26/23	1,686,241
5,541,300	5.443		12/26/23	5,520,807
869,400	5.444		12/26/23	866,185
2,957,800	5.449		12/26/23	2,946,861
5,247,200	5.390		01/02/24	5,222,518
9,356,200	5.402		01/02/24	9,312,191
3,000,300	5.408		01/02/24	2,986,187
18,799,100	5.418		01/02/24	18,710,674
1,074,700	5.490		01/04/24	1,069,278
53,200	5.387		01/23/24	52,787
291,100	5.456		01/25/24	288,737
1,156,100	5.462		01/25/24	1,146,714
458,200	5.525		02/06/24	453,633
8,531,300	5.526		02/06/24	8,446,260
66,071,100	5.527		02/13/24	65,343,822
56,891,200	5.506		02/27/24	56,149,272
531,400	5.508		02/27/24	524,470
466,700	5.463		03/12/24	459,718
4,533,000	5.501		03/21/24	4,458,923
33,144,700	5.580		04/04/24	32,530,142

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Treasury Obligations – (continued)

$9,322,400	5.558%		05/02/24	$9,111,621
4,749,100	5.483		05/09/24	4,638,201
229,300	5.490		05/09/24	223,946
3,076,300	5.494		05/09/24	3,004,464
9,674,500	5.504		05/16/24	9,437,988
15,812,500	5.439		05/23/24	15,412,744
7,981,400	5.461		05/23/24	7,779,622
74,208,500	5.463		05/23/24	72,332,432
49,000,000	5.490		09/05/24	47,055,680
16,566,700	5.328		10/31/24	15,796,644
4,074,800	5.337		10/31/24	3,885,394
6,519,600	5.340		10/31/24	6,216,555
67,324,600	5.282		11/29/24	63,965,214
United States Treasury Floating Rate Note
2,016,800	5.534		08/31/24	1,983,575
526,800	5.182		11/15/24	505,148
558,800	5.243	(b)	11/15/24	535,832
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.13%)
191,280,800	5.482	(c)	07/31/25	191,105,290
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.17%)
19,959,800	5.521	(c)	04/30/25	19,958,967
5,516,800	5.520	(c)	10/31/25	5,518,281

TOTAL U.S. TREASURY OBLIGATIONS				$708,151,109

Variable Rate Municipal Debt Obligations - 3.0%

Alaska Housing Finance Corp.
4,225,000	5.370	(d)	12/07/23	4,225,000
Arizona Health Facilities Authority, Maricopa County Indl Dev
42,750,000	5.330	(d)	12/07/23	42,750,000
Colorado Housing and Finance Authority
13,960,000	5.350	(d)	12/07/23	13,960,000
Illinois Housing Development Authority
5,500,000	5.350	(d)	12/07/23	5,500,000
Metropolitan Water District of Southern California (The)
15,050,000	5.310	(d)	12/07/23	15,050,000
44,500,000	5.330	(d)	12/07/23	44,500,000
Nuveen Credit Strategies Income Fund
10,000,000	5.500	(a)	12/07/23	10,000,000
11,000,000	5.530	(a)	12/07/23	11,000,000
Nuveen Preferred & Income Opportunities Fund
13,000,000	5.530	(a)	12/07/23	13,000,000
Rhode Island Housing and Mortgage Finance Corporation
27,115,000	5.350	(d)	12/07/23	27,115,000
SSM Health Care Corp.
55,745,000	5.330	(d)	12/07/23	55,745,000
State of Texas
13,000,000	5.400	(d)	12/07/23	13,000,000

TOTAL VARIABLE RATE MUNICIPAL DEBT OBLIGATIONS				$255,845,000

Variable Rate Obligations - 8.3%

Bank of America, National Association
22,181,000	5.790		07/29/24	22,181,000
Bank of Montreal (SOFR + 0.52%)
20,196,000	5.830	(a)(c)	02/14/24	20,196,000
Bank of Nova Scotia (The) (SOFR + 0.39%)
18,842,000	5.700	(a)(c)	02/13/24	18,841,975

12	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations – (continued)

Bank of Nova Scotia (The) (SOFR + 0.47%)
$15,948,000	5.780	%(c)	07/25/24	$15,948,000
Barclays US CCP Funding LLC
20,270,000	5.630		12/07/23	20,270,000
BNP Paribas-New York Branch (SOFR + 0.20%)
149,000	5.510	(c)	12/04/23	148,999
BNP Paribas-New York Branch (SOFR + 0.44%)
20,615,000	5.750	(c)	07/08/24	20,615,000
BNP Paribas-New York Branch (SOFR + 0.57%)
13,210,000	5.880	(c)	10/24/24	13,210,000
Citibank, National Association (SOFR + 0.60%)
13,741,000	5.920	(c)	10/28/24	13,741,000
HSBC Bank USA, National Association (SOFR + 0.75%)
17,246,000	5.959	(c)	12/15/23	17,248,727
ING (U.S.) Funding LLC (SOFR + 0.36%)
28,265,000	5.680	(a)(c)	02/16/24	28,265,000
J.P. Morgan Securities LLC (SOFR + 0.59%)
19,133,000	5.910	(a)(c)	03/15/24	19,133,000
J.P. Morgan Securities LLC (SOFR + 0.61%)
15,520,000	5.930	(a)(c)	10/21/24	15,520,000
J.P. Morgan Securities LLC (SOFR + 0.65%)
13,316,000	5.970	(a)(c)	06/07/24	13,316,000
JPMorgan Chase & Co. (SOFR + 0.58%)
21,245,000	5.900	(a)(c)	04/15/24	21,245,000
Lloyds Bank PLC
39,212,000	5.630		12/21/23	39,212,000
Lloyds Bank PLC (SOFR + 0.48%)
806,000	5.800	(c)	02/20/24	806,000
Matchpoint Finance Public Limited Company
14,427,000	5.770		12/01/23	14,427,000
Matchpoint Finance Public Limited Company (SOFR + 0.39%)
16,996,000	5.700	(a)(c)	05/08/24	16,996,000
Mitsubishi UFJ Trust and Banking Corporation (SOFR + 0.55%)
8,892,000	5.860	(c)	08/13/24	8,892,000
Mitsubishi UFJ Trust and Banking Corporation-New York Branch (SOFR + 0.47%)
13,036,000	5.780	(c)	05/01/24	13,036,000
Mizuho Bank, Ltd. (SOFR + 0.60%)
2,993,000	5.920	(c)	02/26/24	2,993,000
National Australia Bank Limited
25,000,000	5.510		12/01/23	25,000,000
Old Line Funding, LLC (SOFR + 0.37%)
23,548,000	5.690	(a)(c)	04/08/24	23,548,000
Old Line Funding, LLC (SOFR + 0.40%)
35,396,000	5.720	(a)(c)	05/06/24	35,396,000
Old Line Funding, LLC (SOFR + 0.43%)
14,880,000	5.750	(a)(c)	06/10/24	14,880,000
Royal Bank of Canada-New York Branch (SOFR + 0.44%)
11,100,000	5.750	(c)	06/14/24	11,100,000
Royal Bank of Canada-New York Branch (SOFR + 0.56%)
14,000,000	5.870	(a)(c)	11/04/24	14,000,000
Sumitomo Mitsui Banking Corp.-New York Branch (SOFR + 0.47%)
1,282,000	5.780	(c)	01/09/24	1,282,000
Sumitomo Mitsui Banking Corporation (SOFR + 0.27%)
3,080,000	5.580	(c)	12/18/23	3,080,000
Thunder Bay Funding, LLC (SOFR + 0.43%)
29,029,000	5.750	(a)(c)	06/10/24	29,029,000
Toronto-Dominion Bank (The)
35,258,000	5.840		02/28/24	35,258,000

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Variable Rate Obligations – (continued)

Toronto-Dominion Bank (The) (SOFR + 0.48%)
$8,724,000	5.800	%(a)(c)	05/09/24	$8,724,000
Toronto-Dominion Bank (The)-New York Branch (SOFR + 0.56%)
36,084,000	5.880	(c)	10/24/24	36,084,000
UBS AG-London Branch (SOFR + 0.28%)
11,873,000	5.590	(a)(c)	12/01/23	11,873,000
UBS AG-London Branch (SOFR + 0.36%)
6,409,000	5.670	(a)(c)	02/09/24	6,408,696
Wells Fargo Bank, National Association (SOFR + 0.49%)
60,393,000	5.800	(c)	08/05/24	60,393,000
Wells Fargo Bank, National Association (SOFR + 0.55%)
8,018,000	5.910	(c)	11/13/24	8,018,000
Wells Fargo Bank, National Association (SOFR + 0.60%)
18,495,000	5.910	(c)	09/12/24	18,495,000
4,534,000	5.910	(c)	11/06/24	4,534,000

TOTAL VARIABLE RATE OBLIGATIONS				$703,344,397

Repurchase Agreements(e) - 25.6%

BNP Paribas
19,000,000	5.400		12/01/23	$19,000,000
Maturity Value: $19,002,850

Collateralized by mortgage-backed obligations, 3.104% to 13.593%, due 03/28/29 to 01/25/50, various asset-backed obligations, 3.500% to 5.390%, due 11/15/25 to 02/15/32 and various corporate security issuers, 1.500% to 7.200%, due 02/01/25 to 12/01/53. The aggregate market value of the collateral, including accrued interest, was $20,417,451.

28,600,000	5.490	(f)	02/29/24	$28,600,000
Maturity Value: $29,398,155
Settlement Date: 08/30/23

Collateralized by Federal Home Loan Mortgage Corp., 1.487% to 6.000%, due 11/25/25 to 07/01/53, Federal National Mortgage Association, 2.046% to 5.120%, due 04/25/32 to 04/01/50, Government National Mortgage Association, 4.500% to 6.500%, due 05/20/49 to 10/20/53, a U.S. Treasury Inflation-Indexed Bond, 2.375%, due 01/15/27, U.S. Treasury Inflation-Indexed Notes, 0.875% to 1.375%, due 01/15/29 to 07/15/33, U.S. Treasury Interest-Only Stripped Securities, 0.000%, due 08/15/27 to 05/15/45 and a U.S. Treasury Note, 4.500%, due 11/30/24. The aggregate market value of the collateral, including accrued interest, was $30,186,440.

BofA Securities, Inc.
50,000,000	5.420		12/05/23	$50,000,000
Maturity Value: $50,052,694
Collateralized by various corporate security issuers, 1.800% to 11.493%, due 02/01/25 to 12/21/65. The aggregate market value of the collateral, including accrued interest, was $54,881,382.
55,000,000	5.400		12/06/23	$55,000,000
Maturity Value: $55,057,750
Collateralized by various corporate security issuers, 0.000% to 5.198%, due 12/01/23 to 06/15/34. The aggregate market value of the collateral, including accrued interest, was $56,106,160.

The accompanying notes are an integral part of these financial statements.	13

INVESTOR MONEY MARKET FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(e) – (continued)

Federal Reserve Bank of New York
$200,000,000	5.300%	12/01/23	$200,000,000
Maturity Value: $200,029,444
Collateralized by a U.S. Treasury Note, 2.250%, due 02/15/27. The market value of the collateral, including accrued interest, was $200,029,529.

Fixed Income Clearing Corporation
80,000,000	5.310	12/01/23	$80,000,000
Maturity Value: $80,011,800
Collateralized by a U.S. Treasury Bill, 0.000%, due 05/30/24. The market value of the collateral, including accrued interest, was $81,600,000.
300,000,000	5.310	12/01/23	$300,000,000
Maturity Value: $300,044,250
Collateralized by U.S. Treasury Bonds, 2.750% to 4.125%, due 08/15/32 to 11/15/32. The aggregate market value of the collateral, including accrued interest, was $306,000,015.
19,000,000	5.320	12/01/23	$19,000,000
Maturity Value: $19,002,808
Collateralized by a U.S. Treasury Note, 3.875%, due 04/30/25. The market value of the collateral, including accrued interest, was $19,380,000.
27,000,000	5.320	12/01/23	$27,000,000
Maturity Value: $27,003,990
Collateralized by a U.S. Treasury Bill, 0.000%, due 11/29/24. The market value of the collateral, including accrued interest, was $27,540,000.
20,000,000	5.340	12/01/23	$20,000,000
Maturity Value: $20,002,966
Collateralized by a U.S. Treasury Note, 4.625%, due 11/15/26. The market value of the collateral, including accrued interest, was $20,400,000.

Joint Account III
148,000,000	5.316	12/01/23	$148,000,000
Maturity Value: $148,021,853

Mizuho Securities USA LLC
61,000,000	5.420	12/01/23	$61,000,000
Maturity Value: $61,009,184

Collateralized by municipal debt obligations, 4.000% to 5.625%, due 10/01/30 to 10/01/53 and various sovereign debt security issuers, 1.862% to 9.375%, due 03/16/25 to 10/12/10. The aggregate market value of the collateral, including accrued interest, was $64,488,651.

Morgan Stanley & Co LLC
325,000,000	5.310	12/01/23	$325,000,000
Maturity Value: $325,047,938

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 7.000%, due 09/01/36 to 12/01/53 and Federal National Mortgage Association, 2.000% to 7.000%, due 04/01/36 to 12/01/53. The aggregate market value of the collateral, including accrued interest, was $331,500,001.

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(e) – (continued)

RBC Capital Markets LLC
$152,000,000	5.420%		12/01/23	$152,000,000
Maturity Value: $152,022,884
Collateralized by various corporate security issuers, 0.000% to 7.750%, due 12/05/23 to perpetual maturity. The aggregate market value of the collateral, including accrued interest, was $159,600,002.

Royal Bank of Canada
57,100,000	5.500	(f)	02/29/24	$57,100,000
Maturity Value: $58,696,421
Settlement Date: 08/30/23

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to 7.000%, due 04/01/52 to 11/01/53 and Federal National Mortgage Association, 2.000% to 7.000%, due 06/01/25 to 08/01/59. The aggregate market value of the collateral, including accrued interest, was $58,241,998.

57,100,000	5.500	(f)	02/29/24	$57,100,000
Maturity Value: $58,687,697
Settlement Date: 08/31/23

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to 6.500%, due 04/01/33 to 11/01/53 and Federal National Mortgage Association, 2.000% to 6.500%, due 11/01/34 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $58,241,998.

57,000,000	5.500	(f)	03/07/24	$57,000,000
Maturity Value: $58,584,917
Settlement Date: 09/07/23
Collateralized by Federal National Mortgage Association, 2.000% to 6.000%, due 10/01/45 to 10/01/53. The aggregate market value of the collateral, including accrued interest, was $58,140,001.
57,000,000	5.500	(f)	03/07/24	$57,000,000
Maturity Value: $58,576,209
Settlement Date: 09/08/23

Collateralized by Federal Home Loan Mortgage Corp., 4.000% to 6.500%, due 08/01/37 to 11/01/53 and Federal National Mortgage Association, 2.000% to 6.000%, due 10/01/42 to 09/01/62. The aggregate market value of the collateral, including accrued interest, was $58,140,002.

Societe Generale
181,000,000	5.430		12/01/23	$181,000,000
Maturity Value: $181,027,301
Collateralized by various sovereign debt security issuers, 2.875% to 9.875%, due 03/22/24 to 02/17/45. The aggregate market value of the collateral, including accrued interest, was $199,100,002.

14	The accompanying notes are an integral part of these financial statements.

INVESTOR MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Repurchase Agreements(e) – (continued)

Wells Fargo Securities, LLC
$275,000,000	5.310%	12/01/23	$275,000,000
Maturity Value: $275,040,563
Collateralized by Government National Mortgage Association, 2.000% to 6.000%, due 10/20/38 to 09/20/53. The aggregate market value of the collateral, including accrued interest, was $283,250,000.

TOTAL REPURCHASE AGREEMENTS			$2,168,800,000

TOTAL INVESTMENTS - 100.7%			$8,539,103,686

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%			(59,087,591)

NET ASSETS - 100.0%			$8,480,016,095

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion represents a forward commitment.
(c)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on November 30, 2023.
(d)	Rate shown is that which is in effect on November 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(e)	Unless noted, all repurchase agreements were entered into on November 30, 2023. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.
(f)	The instrument is subject to a demand feature.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
MMY	—Money Market Yield
PLC	—Public Limited Company
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill

The accompanying notes are an integral part of these financial statements.	15

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations - 96.2%
Alaska - 2.6%
Alaska Housing Finance Corp. Home Mortgage VRDN RB Refunding Series 2009 B RMKT (Wells Fargo Bank N.A., SPA)
$8,645,000	3.370	%(a)	12/07/2023	$8,645,000
Alaska Housing Finance Corp. VRDN RB Governmental Purpose Series 2009 B RMKT (FHLB, SPA)
18,465,000	3.650	(a)	12/07/2023	18,465,000
Municipality of Anchorage, Alaska 2023 General Obligation Tax Anticipation Notes
30,000,000	4.250		12/15/2023	30,012,940
Valdez Alaska marine Term Revenue
800,000	3.400		12/01/2023	800,000

				57,922,940

Arizona - 0.9%
Arizona Board Of Regents Arizona State University Variable Rate Demand System Revenue Refunding Bonds Series 2008B (Az)
2,005,000	3.320		12/07/2023	2,005,000
Arizona State University VRDN RB Refunding Series 2014 A RMKT
5,000,000	5.000	(a)	01/01/2044	5,007,631
The Industrial Development Authority Of The County Of Maricopa Revenue Bonds (Banner Health), Series 2023B (AZ)
13,170,000	3.340		12/07/2023	13,170,000

				20,182,631

California - 2.1%
California Health Facilities Financing Authority CP Series 2004 E
10,000,000	3.800		02/08/2024	10,000,000
California Health Facilities Financing Authority CP Series E
15,525,000	3.850		02/07/2024	15,525,000
City of Los Angeles, California 2023 Tax and Revenue Anticipation Notes (CA)
13,225,000	5.000		06/27/2024	13,356,762
County Of Riverside 2023 Tax And Revenue Anticipation Note (Ca)
5,475,000	5.000		06/28/2024	5,526,691

				44,408,453

Colorado - 3.2%
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2006 B RMKT (Barclays Bank PLC, SPA)
30,620,000	3.250	(a)	12/07/2023	30,620,000
City of Colorado Springs Utilities System VRDN RB for Subordinate Lien Series 2012 A
315,000	3.280	(a)	12/07/2023	315,000
City of Colorado Springs Utilities System VRDN RB Series 2010 C RMKT (Barclays Bank PLC, SPA)
9,495,000	3.280	(a)	12/07/2023	9,495,000
Colorado Housing & Finance Authority VRDN RB Refunding for Single Family Mortgage Class I Series 2001 AA-2 (Royal Bank of Canada, SPA)
9,915,000	3.300	(a)	12/07/2023	9,915,000
State of Colorado Education Loan Program Tax and Revenue Anticipation Notes, Series 2023A
20,980,000	5.000		06/28/2024	21,143,109

				71,488,109

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)
Connecticut - 2.7%
Connecticut Housing Finance Authority Housing Mortgage Finance Program Bonds, 2017 Subseries A-3 (Ct)
$1,200,000	3.150%		12/07/2023	$1,200,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2013 Subseries B-6 RMKT (Sumitomo Mitsui Banking Corp., SPA)
4,100,000	3.300	(a)	12/07/2023	4,100,000
Connecticut Housing Finance Authority VRDN RB Housing Mortgage Finance Program Refunding Series 2016 Subseries E-3 RMKT
8,420,000	3.150	(a)	12/07/2023	8,420,000
State of Connecticut Health and Educational Facilities Authority Revenue Bonds Yale University Issue Series 2017A (Ct)
26,200,000	3.100		12/07/2023	26,200,000
The Ohio State University Variable Rate Demand General Receipts Bonds (Multiyear Debt Issuance Program Ii) Series 2023 A
17,790,000	3.280		12/07/2023	17,790,000

				57,710,000

Delaware - 0.0%
University of Delaware Variable Rate Demand Revenue Bonds, Series 2005
200,000	3.200		12/01/2023	200,000

District of Columbia - 1.5%
District of Columbia Water & Sewer Authority Public Utility Systems VRDN RB Subordinate Lien Series 2014 Subseries B-2 (TD Bank N.A., SPA)
17,150,000	3.340		12/07/2023	17,150,000
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2009 D Subseries D-2 (TD Bank N.A., LOC)
11,310,000	3.250	(a)	12/07/2023	11,310,000
Metropolitan Washington Airports Authority Airport System VRDN RB Refunding Series 2010 C Subseries C-2 RMKT (TD Bank N.A., LOC)
3,500,000	3.250	(a)	12/07/2023	3,500,000

				31,960,000

Florida - 6.4%
City of Jacksonville VRDN RB Refunding Baptist Medical Centers Series 2019 D
4,050,000	3.300	(a)	08/01/2036	4,050,000
Highlands County Health Facilities Authority Hospital Revenue Refunding VRDN Series 2012 I
30,215,000	3.250	(a)	12/07/2023	30,215,000
Highlands County Health Facilities Authority VRDN RB Adventist Health System Series 2007 A-2
7,465,000	3.500	(a)	12/07/2023	7,465,000
Jacksonville Electric Authority Water & Sewer Systems VRDN RB Series 2008 A-2 (Sumitomo Mitsui Banking Corp. LOC)
16,620,000	3.320	(a)	12/07/2023	16,620,000
Miami-Dade County IDA VRDN RB Florida Power & Light Co. Series 2021
16,000,000	3.450	(a)	12/07/2023	16,000,000
Putnam County Development Authority VRDN PCRB Refunding Florida Power & Light Co. Series 1994
3,700,000	3.400	(a)	12/01/2023	3,700,000

16	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)
Florida – (continued)
School District of Broward County, Florida Tax Anticipation Notes, Series 2023 (FL)
$20,000,000	5.000%		06/28/2024	$20,172,113
School District of Miami-Dade County, Florida Tax Anticipation Notes, Series 2023
37,350,000	5.000	(a)	06/18/2024	37,647,148

				135,869,261

Illinois - 2.9%
Illinois Finance Authority Revenue Bonds, Series 2008C-3A (Advocate Health Care Network) (Il)
7,700,000	3.380		12/07/2023	7,700,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries A
13,100,000	3.050	(a)	12/07/2023	13,100,000
Illinois Finance Authority VRDN RB for Northwestern University Series 2008 Subseries B
31,960,000	3.280	(a)	12/07/2023	31,960,000
Illinois Finance Authority VRDN RB University of Chicago Series 2003 B
2,027,000	3.300	(a)	12/07/2023	2,027,000
Illinois Finance Authority VRDN RB University of Chicago Series 2004 C
1,675,000	3.300	(a)	12/07/2023	1,675,000
Illinois Finance Authority VRDN RB University of Chicago Series 2008
1,399,000	3.300	(a)	12/07/2023	1,399,000
1,900,000	3.330	(a)	12/07/2023	1,900,000

				59,761,000

Indiana - 1.5%
Ascension Health Alliance Indiana Finance Authority Revenue Bonds (Ascension Health Senior Credit Group Series 2008E-4
4,900,000	3.320		12/07/2023	4,900,000
Indiana Finance Authority Health System Revenue Refunding Bonds Series 2008J (Sisters of St. Francis Health Services, Inc. Obligated Group)
17,610,000	3.250		12/01/2023	17,610,000
Indiana Health Facility Financing Authority Revenue Bonds Ascension Health Credit Group Series 2008E-7 (In)
11,700,000	3.150		12/07/2023	11,700,000
Purdue University VRDN RB for Student Facilities System Series 2004 A
150,000	3.200	(a)	12/07/2023	150,000

				34,360,000

Iowa - 0.6%
Iowa Finance Authority Revenue Bonds Project Series C
12,130,000	3.250		12/07/2023	12,130,000

Kentucky - 2.0%
Louisville and Jefferson County Metropolitan Sewer District Revenue Bonds
10,000,000	3.870		12/04/2023	10,000,000
32,500,000	3.900		01/24/2024	32,497,886

				42,497,886

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)
Louisiana - 3.3%
East Baton Rouge Parish IDB, Inc. VRDN RB for ExxonMobil Project Gulf Opportunity Zone Series 2011
$13,000,000	3.400	%(a)	12/01/2023	$13,000,000
Industrial Development Board of The Parish of East Baton Rouge, Louisiana, Inc Revenue Bonds, Exxonmobile Project, Series 2010B, Gulf Opportunity Zone Bonds (La)
1,630,000	3.400		12/01/2023	1,630,000
Industrial Development Board of The Parish of East Baton Rouge. Louisiana, Inc Revenue Bonds, Exxonmobil Project, Series 2010A, Gulf Opportunity Zone Bonds (La)
2,350,000	3.400		12/01/2023	2,350,000
Louisiana Public Facilities Authority Hospital Revenue Bonds (Louisiana Children’S Medical Center Project) 2017B (La)
7,000,000	3.300		12/07/2023	7,000,000
Louisiana Public Facilities Authority VRDN RB for Air Products and Chemicals Project Series 2008 C
26,900,000	3.250	(a)	12/01/2023	26,900,000
State of Louisiana Gasoline and Fuels Tax Second Lien Revenue Refunding Bonds 2023 Series A, Series A-1 (La)
12,360,000	3.200		12/01/2023	12,360,000
State of Louisiana Gasoline And Fuels Tax Second Lien Revenue Refunding Bonds 2023 Series A-2 (La)
5,460,000	3.200		12/01/2023	5,460,000

				68,700,000

Maryland - 0.4%
Montgomery County BANS CP Series 2010 A
9,000,000	3.770		12/20/2023	9,000,000

Massachusetts - 4.2%
Massachusetts Bay Transportation Authority Mass Sales Tax BANS CP Series B
7,000,000	3.900		12/01/2023	7,000,000
5,000,000	3.850		12/13/2023	5,000,000
Massachusetts Department Of Transportation Metropolitan Highway System Revenue Bonds (Senior) Variable Rate Demand Obligations, 2010 Series A-1 (Ma)
6,700,000	3.310		12/07/2023	6,700,000

Massachusetts Department of Transportation Metropolitan Highway System Revenue Refunding Bonds (Subordinated) Commonwealth Contract Assistance Secured Variable Rate Demand Obligations, 2022 Series A-3 (Ma)

3,200,000	3.250		12/07/2023	3,200,000
Massachusetts Health & Educational Facilities Authority, Mass General Brigham, Inc. CP Series H-1
17,090,000	3.550		12/05/2023	17,090,000
Massachusetts Health and Educational Facilities Authority Revenue Bonds, Museum of Fine Arts Issue, Series A-1 (2007)
16,950,000	3.450		12/01/2023	16,950,000
Massachusetts Housing Finance Agency Variable Rate Rental Housing Development Bonds Mill Road Apartments Issue, Series 2018 (Non-Amt) (Floating Index Rate) (Ma)
5,000,000	3.300		12/07/2023	5,000,000
Massachusetts Housing Finance Agency VRDN RB Single Family Housing Refunding Series 200 (UBS AG, SPA)
8,535,000	3.400	(a)	12/07/2023	8,535,000

The accompanying notes are an integral part of these financial statements.	17

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)
Massachusetts – (continued)
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Refunding VRDN Series A-1 (TD Bank N.A., SPA)
$20,700,000	3.370	%(a)	12/07/2023	$20,700,000

				90,175,000

Michigan - 3.4%
Board Trustees Michigan State of university CP Series G
16,163,000	3.800		01/09/2024	16,163,000
Regents of The University of Michigan General Revenue Bonds, Series 2012A
10,855,000	3.300		12/07/2023	10,855,000
University of Michigan General Revenue CP Series B
20,500,000	3.880		01/04/2024	20,500,000
University of Michigan General Revenue CP Series L-1
5,785,000	3.820		02/01/2024	5,785,000
17,500,000	3.880		02/01/2024	17,500,000

				70,803,000

Minnesota - 1.6%
County of Hennepin GO VRDN Refunding Series 2018 B (TD Bank N.A., SPA)
4,670,000	3.300	(a)	12/07/2023	4,670,000
Hennepin County General Obligation Bonds, Series 2017B (MN)
20,000,000	3.400		12/07/2023	20,000,000
Minnesota Housing Finance Agency VRDN Residential Housing Finance RB Refunding Series 2018 H (GNMA/FNMA/FHLMC)
7,205,000	3.300	(a)	12/07/2023	7,205,000
Minnesota Housing Finance Agency VRDN Residential Housing Finance RB Refunding Series 2019 D
4,185,000	3.300	(a)	12/07/2023	4,185,000
Rochester Health Care Facilities Mayo Clinic CP Series 2008 A
200,000	3.250		12/07/2023	200,000

				36,260,000

Mississippi - 2.6%
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Corporation (Chervron U.S.A. Inc. Project) Series 2009 A
850,000	3.400		12/01/2023	850,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U S A Inc. Project) Series 2010 E Bonds (Ms)
500,000	3.300		12/01/2023	500,000
425,000	3.400		12/01/2023	425,000
575,000	3.250		12/07/2023	575,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U.S.A. Inc. Project) (Ms)
925,000	3.300		12/01/2023	925,000
2,900,000	3.400		12/01/2023	2,900,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U.S.A. Inc. Project), Series 2007A
19,700,000	3.400		12/01/2023	19,700,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U.S.A. Inc. Project), Series 2010D
7,750,000	3.250		12/07/2023	7,750,000

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)
Mississippi – (continued)
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U.S.A. Inc. Project), Series 2010H
$7,700,000	3.300%		12/01/2023	$7,700,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron U.S.A. Inc. Project), Series 2023
9,400,000	3.400		12/01/2023	9,400,000

Mississippi Business Finance Corporation Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue Bonds (Chevron Usa Inc. Project) $350,000,000 Series 2010 A – F Goldman Sachs’ Series: $40,000,000 Series 2010B

4,295,000	3.300		12/07/2023	4,295,000

				55,020,000

Missouri - 3.6%
Curators of The University of Missouri Systems Facilities VRDN RB Refunding Series 2007 B
1,800,000	3.150	(a)	12/07/2023	1,800,000
Health And Educational Facilities Authority of The State Of Missouri Health Facilities Revenue Bonds (Ssm Health Care) (Mo)
3,200,000	3.300		12/07/2023	3,200,000
Health And Educational Facilities Authority of The State Of Missouri Revenue Bonds (Ascension Health Senior Credit Group) Series 2008C-4 And Series 2008C-5 (Mo)
6,940,000	3.150		12/07/2023	6,940,000
Missouri Development Finance Board Cultural Facilities VRDN RB for Nelson Gallery Foundation Series 2008 A (U.S. Bank N.A., SPA)
40,875,000	3.250	(a)	12/01/2023	40,875,000
Missouri Health & Educational Facilities Authority VRDN RB for BJC Healthcare Series 2008 D
18,280,000	3.420	(a)	12/07/2023	18,280,000
State Of Missouri Health And Educational Facilities Authority Revenue Bonds (Ascension Health Credit Group) Series 2003C-2 (Mo)
5,000,000	3.150		12/07/2023	5,000,000

				76,095,000

Multi-State - 0.5%
Federal Home Loan Mortgage Corporation Variable Rate Demand Certificates for Multi-Family Housing Series 2014-M031 Class A (FHLMC, LIQ)
9,845,000	3.330	(b)	12/07/2023	9,845,000

Nebraska - 2.2%
Omaha Public Power District NEB Electric Revenue CP Series A
4,000,000	3.650		12/04/2023	4,000,000
7,400,000	3.650		12/06/2023	7,400,000
9,950,000	3.850		12/15/2023	9,950,000
6,100,000	3.800		01/03/2024	6,100,000
15,000,000	4.000		01/05/2024	15,000,000
4,925,000	3.850		02/02/2024	4,925,000

				47,375,000

18	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)
New York - 9.4%
City Of Rochester New York Bond Anticipation Notes, 2023 Series Ii (Ny)
$5,000,000	4.500%		08/01/2024	$5,035,433
Long Island Power Authority Electric System General Revenue Bonds, Series 2023D
47,310,000	3.280		12/07/2023	47,310,000
New York City GO VRDN Series 2006 I Subseries I-8 (State Street Bank & Trust Co., SPA)
200,000	3.220		12/01/2023	200,000
New York City GO VRDN Series 2008 Subseries L-3
6,660,000	3.400	(a)	12/01/2023	6,660,000
New York City GO VRDN Series 2012 G Subseries G-6 (Mizuho Bank, Ltd., LOC)
1,850,000	3.170	(a)	12/01/2023	1,850,000
New York City GO VRDN Series 2017 A Subseries A-6 (JPMorgan Chase Bank N.A., SPA)
2,520,000	3.250	(a)	12/01/2023	2,520,000
New York City Housing Development Corp. Multi-Family Housing VRDN RB for 90 Washington Street Series 2006 A
380,000	3.150	(a)	12/07/2023	380,000
New York City Municipal Water Finance Authority Water & Sewer System VRDN Second General Resolution RB Series 2015 Subseries BB-4 (Barclays Bank PLC, SPA)
1,700,000	3.250	(a)	12/01/2023	1,700,000
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Revenue Bonds, Adjustable Rate Fiscal 2019 Series Bb (Ny)
2,000,000	3.200		12/07/2023	2,000,000
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Revenue Bonds, Adjustable Rate Fiscal 2021 Series Ee Subseries Ee-1 And Ee-2 (Ny)
1,900,000	3.250		12/01/2023	1,900,000
New York City Transitional Finance Authority Future Tax Secured Tax-Exempt Subordinate Bonds (Adjustable Rate Bonds) Fiscal 2010 Subseries G-6
1,225,000	3.250		12/01/2023	1,225,000
New York City Trust for Cultural Resources VRDN RB Refunding for The New York Botanical Garden Series 2009 A (JPMorgan Chase Bank N.A., LOC)
9,865,000	3.300	(a)	12/07/2023	9,865,000
New York State Dormitory Authority VRDO CP Series 2002 C
14,300,000	3.650		03/05/2024	14,300,000
New York State Dormitory Authority VRDO CP Series 2003 B
3,885,000	3.050		12/07/2023	3,885,000
New York State Housing Finance Agency 600 West 42Nd Street Housing Revenue Bonds 2009 Series A (Non-Amt) (NY)
14,100,000	3.300		12/07/2023	14,100,000
New York State Housing Finance Agency VRDN RB for 100 Maiden Lane Series 2004 A RMKT (FNMA, LIQ)(FNMA, LOC)
9,000,000	3.250	(a)	12/07/2023	9,000,000
New York State Housing Finance Agency VRDN Series 2009
23,000,000	3.250	(a)	12/07/2023	23,000,000
New York State Power Authority CP
10,000,000	3.840		12/07/2023	10,000,000
New York State Power Authority CP Series 2
6,000,000	3.600		12/04/2023	6,000,000

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)
New York – (continued)
The City of New York General Obligation Bonds, Fiscal 2009 Series B Subseries B-3 Adjustable Rate Bonds
$260,000	3.310%		12/07/2023	$260,000
The City of New York General Obligation Bonds, Fiscal 2012 Series A Subseries A-3 Adjustable Rate Bonds
4,225,000	3.250		12/07/2023	4,225,000
The City of New York General Obligation Bonds, Fiscal 2013 Series A Subseries A-4 Adjustable Rate Bonds
23,000,000	3.200		12/07/2023	23,000,000
The City of New York General Obligation Bonds, Fiscal 2018 Series B Subseries B-4
7,525,000	3.250		12/01/2023	7,525,000

				195,940,433

North Carolina - 4.1%
Board Governors university CP
11,000,000	3.850		12/12/2023	11,000,000
8,000,000	3.800		03/12/2024	8,000,000
Board of Governors of The University Of North Carolina University Of North Carolina Hospitals At Chapel Hill Revenue Bonds, Series 2001B
1,100,000	3.000		12/07/2023	1,100,000
Charlotte-Mecklenburg Hospital Authority (The) VRDN Series 2018 F
31,450,000	3.380		12/07/2023	31,450,000
City of Raleigh VRDN COP for Downtown Improvement Project Series 2004 A (Wells Fargo Bank N.A. SPA)
34,000,000	3.320	(a)	12/07/2023	34,000,000

				85,550,000

Ohio - 6.5%
City of Columbia Waterworks & Sewer System VRDN RB Series 2006-1(OH)
5,785,000	3.100	(a)	12/07/2023	5,785,000
City of Columbia Waterworks & Sewer System VRDN RB Series 2008B (OH)
13,915,000	3.100	(a)	12/07/2023	13,915,000
Ohio State Adjustable rate Bonds
315,000	3.300		12/07/2023	315,000
Ohio State Adjustable rate Bonds Series 2005A (Oh)
7,785,000	3.100		12/07/2023	7,785,000
Ohio State Water Development Authority Water Development Revenue Bonds CP (OH)
5,000,000	3.750		02/01/2024	5,000,000
15,000,000	3.780		03/01/2024	15,000,000
Ohio Water Development Authority State Of Ohio Water Pollution Control Loan Fund Revenue Bonds Series 2016A (Oh)
10,600,000	3.250		12/07/2023	10,600,000
State of Ohio (Treasurer of State) Capital Facilities Lease- Appropriation Variable Rate Bonds, Series 2020B (Parks And Recreation Improvement Fund Projects)
22,665,000	3.250		12/07/2023	22,665,000
State of Ohio Capital Facilities Lease Appropriation VRDN for Adult Correctional Building Series 2021 B
10,000,000	3.250	(a)	12/07/2023	10,000,000
The Ohio State University Variable Rate Demand General Receipts Bonds (Multiyear Debt Issuance Program Ii) Series 2023 A
24,810,000	3.200		12/07/2023	24,810,000

The accompanying notes are an integral part of these financial statements.	19

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued) November 30, 2023

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)
Ohio – (continued)
The Ohio State University Variable Rate Demand General Receipts Bonds (Multiyear Debt Issuance Program Ii) Series 2023 D2
$10,000,000	3.200%		12/07/2023	$10,000,000
10,000,000	3.240		12/07/2023	10,000,000

				135,875,000

Oregon - 0.3%
Oregon Department of Transportation Highway User Tax Revenue CP Series A-2
5,511,000	3.850		12/12/2023	5,511,000

Pennsylvania - 0.6%
Pennsylvania Housing Finance Agency Single Family Mortgage Revenue Bonds, Series 2023-141B (Non-Amt) (Variable Rate) (Social Bonds)
9,000,000	3.300		12/07/2023	9,000,000
Washington County Authority Revenue Variable Reference Revenue Bonds University Of Pennsylvania 2004 (Pa)
3,830,000	3.130		12/07/2023	3,830,000

				12,830,000

South Carolina - 0.9%
City of Columbia Waterworks & Sewer System VRDN RB Series 2009 (Sumitomo Mitsui Banking Corp., LOC)
9,230,000	3.300	(a)	12/07/2023	9,230,000
South Carolina Association of Governmental Organizations (Scago) Certificates Of Participation, Series 2023B (Sc) (SCSDE)
10,000,000	5.000		03/01/2024	10,034,378

				19,264,378

Tennessee - 0.6%
Metropolitan Government Nashville and Davidson County Tennessee H&E Facailities Revenue Bonds CP
12,500,000	3.600		02/07/2024	12,500,000

Texas - 18.0%
Board of Regents of The Texas A&M University System CP Series B
673,000	3.600		12/05/2023	673,000
16,460,000	3.750		02/02/2024	16,460,000
City of Austin, Texas Hotel Occupancy Tax VRDN RB Refunding Subordinate Lien Series 2008 B (Sumitomo Mitsui Banking Corp., LOC)
14,845,000	3.420	(a)	12/07/2023	14,845,000
City of El Paso Texas Water & Sewer System CP Series A
13,000,000	3.800		01/09/2024	13,000,000
City of Houston Combined Utility System VRDN First Lien Refunding RB Series 2004 B-6 (Sumitomo Mitsui Banking Corp., LOC)
1,900,000	3.360	(a)	12/07/2023	1,900,000
City of Houston Combined Utility System VRDN First Lien Refunding RB Series 2018 C (Barclays Bank PLC, LOC)
2,600,000	3.390	(a)	12/07/2023	2,600,000
Dallas Independent School District Series IA
10,000,000	3.700		02/15/2024	10,000,000
Dallas Texas Waterworks and Sewer System Revenue Series F-1
6,825,000	3.800		01/04/2024	6,825,000
Harris County CP Series D-2
4,450,000	3.900		12/07/2023	4,450,000

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)
Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. VRDN RB Memorial Hermann Health System Series 2019 F
$500,000	3.360	%(a)	12/07/2023	$500,000
Harris County Cultural Education Facilities Finance Corporation Hospital Revenue Bonds (Memorial Hermann Health System) Series 2014C
22,000,000	3.150		12/07/2023	22,000,000
Harris County Cultural Education Facilities Finance Corporation Revenue Bonds Series C-1
45,000,000	3.200		12/01/2023	45,000,000
1,980,000	3.900		12/07/2023	1,980,000
Harris County Texas Industrial Devlopment Corp Pollution Cultural Revenue Pollution Cultural Revenue Bonds Exxon Corp 1984B (TX)
17,500,000	3.400		12/01/2023	17,500,000
Houston Texas CP Series B-1
10,000,000	3.800		12/04/2023	10,000,000
Houston Texas CP Series B-6
20,000,000	3.850		12/05/2023	20,000,000
20,000,000	3.750		12/20/2023	20,000,000
Lower Neches Valley Authority Industrial Development Corporation (Texas) Revenue Bonds (Exxonmobil Project) Series 2012 (Tx)
2,350,000	3.250		12/01/2023	2,350,000
San Antonio Water System CP Series A-2 Subseries A-1 JPMorgan
35,000,000	3.650		12/05/2023	35,000,000
2,000,000	3.950		03/05/2024	2,000,000
San Antonio Water System Electricity & Gas Revenue Series A
5,000,000	3.700		01/26/2024	5,000,000
15,000,000	4.050		03/27/2024	15,000,000
State of Texas Veterans Bonds, Series 2011 C (Non-Amt) (Tx)
2,000,000	3.300		12/07/2023	2,000,000
State of Texas Veterans Bonds, Series 2016
900,000	3.340		12/07/2023	900,000
State of Texas Veterans Bonds, Series 2019 (Tx)
10,450,000	3.250		12/07/2023	10,450,000
State of Texas Veterans Land Board VRDN Series 2022
200,000	3.350	(a)	12/07/2023	200,000
Tarrant County Cultural Education Facilities Finance Corporation Texas Health Resources System Revenue Bonds Series 2008A
1,500,000	3.320		12/07/2023	1,500,000
Tarrant County Cultural Education Facilities Finance Corporation Texas Health Resources System Revenue Bonds Series 2012B
3,000,000	3.320		12/07/2023	3,000,000
Tarrant County Health Facilities Development Corporation Hospital Revenue Bonds (Cook Children’S Medical Center Project) Series 2010B
29,340,000	3.150		12/07/2023	29,340,000
Texas Transportation Commission State of Texas Highway Improvement General Obligation Bonds, Series 2014
25,500,000	4.000		04/01/2024	25,571,136
The University of Texas System CP Series A
5,000,000	3.650		12/06/2023	5,000,000
24,500,000	3.800		02/02/2024	24,500,000
University of North Texas Revenue Financing System CP Series 2008 B
1,300,000	3.320		12/07/2023	1,300,000

20	The accompanying notes are an integral part of these financial statements.

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Value

Variable Rate Obligations – (continued)
Texas – (continued)
University of North Texas Revenue Financing System CP Series A
$14,900,000	3.950%		01/17/2024	$14,900,000

				385,744,136

Utah - 1.3%
Utah Water Finance Agency VRDN Program RB Series B-2 (JPMorgan Chase Bank N.A., SPA)
26,300,000	3.400	(a)	12/07/2023	26,300,000
Utah Water Finance Agency VRDN Tender Option RB Series B-1 (JPMorgan Chase Bank N.A., SPA)
1,700,000	3.400	(a)	12/07/2023	1,700,000

				28,000,000

Virginia - 0.4%
Economic Development Authority Of The City Of Norfolk Hospital Facilities Revenue And Refunding Bonds (Sentara Healthcare), Series 2016B (Va)
4,000,000	3.250		12/07/2023	4,000,000
Virginia College Building Authority Educational Facilities Revenue Series 2004-University Of Richmond Project (Va)
2,345,000	3.250		12/07/2023	2,345,000
Virginia College Building Authority Variable Rate Educational Facilities Revenue Bonds (University Of Richmond Project) Series 2006 (Va)
2,000,000	3.250		12/01/2023	2,000,000

				8,345,000

Washington - 3.3%
King County Sewer System CP Series A
20,000,000	3.800		01/22/2024	20,000,000
King County Washington Sewer System CP Series A
5,000,000	3.800		01/29/2024	5,000,000
Port of Tacoma Subordinate Lien Revenue Bonds, 2008B (Non-Amt) (Wa)
3,205,000	3.300		12/07/2023	3,205,000
The City of Seattle, Washington Municipal Light and Power Refunding Revenue Bonds, 2023B (Variable Rate Demand Bonds) (Wa)
32,500,000	3.480		12/01/2023	32,500,000
University of Washington CP Series A
11,000,000	3.800		01/04/2024	11,000,000
Washington State Housing Finance Commission Variable Rate Demand Multifamily Housing Revenue Bonds (Interurban Senior Living Apartments Project), Series 2012 (Wa)
200,000	3.370		12/07/2023	200,000

				71,905,000

Wisconsin - 2.6%
Public Finance Authority Health Care System Revenue Refunding Bonds (Cone Health) 2023
20,000,000	3.410		12/07/2023	20,000,000
Wisconsin Health and Educational Facilities Authority Variable Rate Refunding Revenue Bonds, Series 2021A (Froedtert Health, Inc. Obligated Group)
28,110,000	3.350		12/01/2023	28,110,000

Principal Amount	Interest Rate	Maturity Date	Value

Variable Rate Obligations – (continued)
Wisconsin – (continued)
Wisconsin Health and Educational Facilities Authority Variable Rate Refunding Revenue Bonds, Series 2021B (Froedtert Health, Inc. Obligated Group)
$8,400,000	3.250%	12/07/2023	$8,400,000

			56,510,000

Wyoming - 0.0%
Lincoln County, Wyoming Pollution Control Revenue Refunding Bonds, Exxonmobile Project, Series 2014 (Non-Amt) (Wy)
200,000	3.400	12/01/2023	200,000

TOTAL MUNICIPAL BONDS (Cost $2,049,938,227)			2,049,938,227

TOTAL INVESTMENTS - 96.2% (Cost $2,049,938,227)			$2,049,938,227

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.8%			80,478,782

NET ASSETS - 100.0%			$2,130,417,009

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a) Variable Rate Demand Instruments – rate shown is that which is in effect on November 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.
(b) Exempt from registration under Rule 144A of the Securities Act of 1933.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AMT	- Alternative Minimum Tax (subject to)
BANS	- Bond Anticipation Notes

The accompanying notes are an integral part of these financial statements.	21

INVESTOR TAX-EXEMPT MONEY MARKET FUND

Schedule of Investments (continued) November 30, 2023

Investment Abbreviations: (continued)
CP	- Commercial Paper
FHLB	- Insured by Federal Home Loan Bank
FHLMC	- Insured by Federal Home Loan Mortgage Corp.
FNMA	- Insured by Federal National Mortgage Association
GNMA	- Insured by Government National Mortgage Association
GO	- General Obligation
IDA	- Industrial Development Agency
IDB	- Industrial Development Board
LIQ	- Liquidity Agreement
LOC	- Letter of Credit
PCRB	- Pollution Control Revenue Bond
RB	- Revenue Bond
RMKT	- Remarketed
SCSDE	- South Carolina State Department of Education
SPA	- Stand-by Purchase Agreement
VRDN	- Variable Rate Demand Notes

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

November 30, 2023

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III— At November 30, 2023, the Investor Money Market Fund had undivided interests in the Joint Repurchase Agreement Account III with a maturity date of December 1, 2023, as follows:

Fund	Principal Amount	Maturity Value	Collateral Value Allocation

Investor Money Market	$148,000,000	$148,021,853	$152,136,390

REPURCHASE AGREEMENTS— At November 30, 2023, the Principal Amounts of the Investor Money Market Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Investor Money Market

ABN Amro Bank N.V.	5.310%	$24,666,667

Bank of America, N.A.	5.320	24,666,667

Bank of Montreal	5.320	12,333,333

BofA Securities, Inc.	5.320	24,666,667

Credit Agricole Corporate and Investment Bank	5.320	22,200,000

Wells Fargo Securities, LLC	5.310	39,466,666

Total		$148,000,000

At November 30, 2023, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rate	Maturity Dates

Federal Farm Credit Bank	4.000% to 6.080%	04/28/33 to 09/26/33

Federal Home Loan Bank	4.080 to 4.250	05/25/33 to 10/19/38

Federal Home Loan Mortgage Corp.	2.000 to 7.000	02/01/34 to 12/01/53

Federal National Mortgage Association	2.000 to 6.000	08/01/33 to 04/01/53

Government National Mortgage Association	1.500 to 7.500	02/20/28 to 11/20/53

U.S. Treasury Bonds	3.875	05/15/43

U.S. Treasury Notes	0.375 to 4.375	08/15/26 to 08/31/28

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FUNDS - INVESTOR FUNDS

Statements of Assets and Liabilities November 30, 2023

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund

Assets:

Investments, at value (cost $6,370,303,686 and $2,049,938,227, respectively)	$6,370,303,686	$2,049,938,227
Repurchase agreements, at value (Cost $2,168,800,000 and $–, respectively)	2,168,800,000	—
Cash	65,852,115	2,495,433
Receivables:
Fund shares sold	46,154,487	1,469,324
Interest	25,132,512	10,676,941
Investments sold	6,984,083	73,459,787
Reimbursement from investment adviser	115,694	71,292
Other assets	428,412	247,235

Total assets	8,683,770,989	2,138,358,239

Liabilities:

Payables:
Investments purchased	131,846,447	2,355,572
Fund shares redeemed	68,904,278	557,634
Dividend distribution	1,172,647	4,631,062
Management fees	1,115,817	281,864
Distribution and Service fees and Transfer Agency fees	542,805	32,886
Accrued expenses	172,900	82,212

Total liabilities	203,754,894	7,941,230

Net Assets:

Paid-in Capital	8,479,928,688	2,130,402,778
Total distributable earnings (loss)	87,407	14,231

NET ASSETS	$8,480,016,095	$2,130,417,009

Net Assets:
Class A Shares	$1,728,037,186	$49,347,666
Class C Shares	10,888	9,262
Class D Shares	6,123,759	—
Class I Shares	6,386,610,454	2,077,492,579
Capital Shares	—	1,069
Service Shares	35,860,838	238,932
Preferred Shares	—	255,021
Select Shares	—	1,077
Administration Shares	297,597,087	3,068,711
Cash Management Shares	25,775,883	1,633
Premier Shares	—	1,059
Total Net Assets	$8,480,016,095	$2,130,417,009
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A Shares	1,728,074,735	49,346,798
Class C Shares	10,888	9,262
Class D Shares	6,123,886	—
Class I Shares	6,386,747,550	2,077,455,995
Capital Shares	—	1,069
Service Shares	35,861,612	238,927
Preferred Shares	—	255,017
Select Shares	—	1,077
Administration Shares	297,603,419	3,068,657
Cash Management Shares	25,776,468	1,633
Premier Shares	—	1,059
Net asset value, offering and redemption price per share:	$1.00	$1.00

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDS - INVESTOR FUNDS

Statements of Operations For the Year Ended November 30, 2023

	Investor Money Market Fund	Investor Tax-Exempt Money Market Fund

Investment Income:

Interest income	$392,754,435	$66,330,319

Expenses:

Fund-Level Expenses:

Management fees	12,185,765	3,324,820

Registration fees	848,489	191,032

Transfer Agency fees	761,679	207,820

Custody, accounting and administrative services	319,040	42,507

Printing and postage fees	115,711	47,232

Professional fees	115,313	155,739

Trustee fees	34,358	20,000

Other	103,741	48,581

Subtotal	14,484,096	4,037,731

Class Specific Expenses:

Distribution and Service fees - Class A Shares	2,823,020	93,254

Administration Share fees	588,225	23,628

Service Share fees	247,775	2,076

Cash Management Share fees	179,024	8

Distribution fees - Cash Management Shares	107,424	4

Distribution fees - Class C Shares	190	163

Resource Share fees	34	2

Preferred Share fees	—	359

Premier Share fees	—	4

Total expenses	18,429,788	4,157,229

Less - expense reductions	(416,108)	(211,103)

Net expenses	18,013,680	3,946,126

NET INVESTMENT INCOME	$374,740,755	$62,384,193

Net realized gain from investment transactions	415,037	12,447

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$375,155,792	$62,396,640

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statements of Changes in Net Assets November 30, 2023

	Investor Money Market Fund		Investor Tax-Exempt Money Market Fund

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

From operations:

Net investment income	$374,740,755	$56,259,369	$62,384,193	$15,882,509

Net realized gain (loss) from investment transactions	415,037	(329,369)	12,447	1,825

Net increase in net assets resulting from operations	375,155,792	55,930,000	62,396,640	15,884,334

Distributions to shareholders:

From distributable earnings:

Class A Shares	(54,372,461)	(3,203,361)	(1,043,008)	(106,377)

Class C Shares	(736)	(266)	(319)	(23)

Class D Shares	(201,929)	–	–	–

Class I Shares	(305,506,481)	(50,850,389)	(61,074,264)	(15,652,308)

Capital Shares	–	–	(34)	(9)

Service Shares	(2,182,569)	(480,687)	(9,834)	(3,591)

Preferred Shares	–	–	(10,194)	(1,379)

Select Shares	–	–	(35)	(9)

Administration Shares	(11,231,011)	(1,242,919)	(246,417)	(118,779)

Cash Management Shares	(1,460,845)	(262,061)	(41)	(20)

Premier Shares	–	–	(30)	(7)

Resource Shares	(273)	(98)	(17)	(7)

Total distributions to shareholders	(374,956,305)	(56,039,781)	(62,384,193)	(15,882,509)

From share transactions:

Proceeds from sales of shares	11,273,396,347	7,415,513,871	2,819,004,130	2,654,190,941

Proceeds received in connection with merger	–	256,992,995	–	368,765,885

Reinvestment of distributions	358,658,224	51,119,742	11,541,497	2,027,423

Cost of shares redeemed	(8,876,179,028)	(3,705,151,369)	(2,790,135,480)	(2,504,825,606)

Net increase in net assets resulting from share transactions	2,755,875,543	4,018,475,239	40,410,147	520,158,643

TOTAL INCREASE	2,756,075,030	4,018,365,458	40,422,594	520,160,468

Net Assets:

Beginning of year	5,723,941,065	1,705,575,607	2,089,994,415	1,569,833,947

End of year	$8,480,016,095	$5,723,941,065	$2,130,417,009	$2,089,994,415

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund

	Class A Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.048	0.012	–	(b)	–	(b)	0.009	0.021

Net realized gain (loss)	(0.001)	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.047	0.012	–	(b)	–	(b)	0.010	0.021

Distributions to shareholders from net investment income	(0.047)	(0.012)	–	(b)	–	(b)	(0.010)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.047)	(0.012)	–	(b)	–	(b)	(0.010)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	4.80%	1.17%	0.03%		–	%(e)	0.98%	2.14%

Net assets, end of year (in 000’s)	$1,728,037	$442,390	$140,297		$221,008		$249,228	$169,451

Ratio of net expenses to average net assets	0.43%	0.38%	0.12%		0.24	%(f)	0.42%	0.43%

Ratio of total expenses to average net assets	0.44%	0.45%	0.45%		0.47	%(f)	0.46%	0.46%

Ratio of net investment income (loss) to average net assets	4.81%	1.69%	(0.01)%		(0.08	)%(f)	0.88%	2.12%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund

	Class C Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.039	0.007	–	(b)	–	(b)	0.003	0.014

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	0.002	–(b)

Total from investment operations	0.039	0.007	–	(b)	–	(b)	0.005	0.014

Distributions to shareholders from net investment income	(0.039)	(0.007)	–	(b)	–	(b)	(0.005)	(0.014)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.039)	(0.007)	–	(b)	–	(b)	(0.005)	(0.014)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	4.02%	0.74%	0.03%		–	%(e)	0.46%	1.38%

Net assets, end of year (in 000’s)	$11	$34	$39		$39		$53	$10

Ratio of net expenses to average net assets	1.18%	0.79%	0.12%		0.24	%(f)	0.79%	1.18%

Ratio of total expenses to average net assets	1.19%	1.20%	1.20%		1.22	%(f)	1.21%	1.21%

Ratio of net investment income (loss) to average net assets	3.87%	0.62%	(0.01)%		(0.08	)%(f)	0.24%	1.38%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund

	Class I Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.050	0.013	–	(b)	–	(b)	0.011	0.024

Net realized gain (loss)	(0.001)	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.049	0.013	–	(b)	–	(b)	0.012	0.024

Distributions to shareholders from net investment income	(0.049)	(0.013)	–	(b)	–	(b)	(0.012)	(0.024)

Distributions to shareholders from net realized gains	– (b)	–	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.049)	(0.013)	–	(b)	–	(b)	(0.012)	(0.024)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	5.06%	1.35%	0.04%		0.02%		1.22%	2.40%

Net assets, end of year (in 000’s)	$6,386,610	$5,066,681	$1,400,101		$1,527,628		$2,025,657	$1,316,874

Ratio of net expenses to average net assets	0.18%	0.18%	0.12%		0.18	%(e)	0.18%	0.18%

Ratio of total expenses to average net assets	0.19%	0.20%	0.20%		0.22	%(e)	0.21%	0.21%

Ratio of net investment income (loss) to average net assets	4.95%	1.93%	–	%(f)	(0.02	)%(e)	1.11%	2.37%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund

	Service Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.044	0.010	–	(b)	–	(b)	0.006	0.018

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	0.002	0.001

Total from investment operations	0.044	0.010	–	(b)	–	(b)	0.008	0.019

Distributions to shareholders from net investment income	(0.044)	(0.010)	–	(b)	–	(b)	(0.008)	(0.019)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.044)	(0.010)	–	(b)	–	(b)	(0.008)	(0.019)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	4.54%	1.00%	0.03%		–	%(e)	0.78%	1.89%

Net assets, end of year (in 000’s)	$35,861	$49,040	$63,427		$50,167		$56,453	$30,615

Ratio of net expenses to average net assets	0.68%	0.54%	0.12%		0.24	%(f)	0.62%	0.68%

Ratio of total expenses to average net assets	0.69%	0.70%	0.70%		0.72	%(f)	0.71%	0.71%

Ratio of net investment income (loss) to average net assets	4.40%	1.14%	(0.01)%		(0.08	)%(f)	0.62%	1.75%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund

	Administration Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.048	0.012	–	(b)	–	(b)	0.009	0.021

Net realized gain (loss)	(0.001)	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.047	0.012	–	(b)	–	(b)	0.010	0.021

Distributions to shareholders from net investment income	(0.047)	(0.012)	–	(b)	–	(b)	(0.010)	(0.021)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.047)	(0.012)	–	(b)	–	(b)	(0.010)	(0.021)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	4.80%	1.17%	0.03%		–	%(e)	0.98%	2.14%

Net assets, end of year (in 000’s)	$297,597	$130,172	$40,662		$31,792		$33,860	$31,188

Ratio of net expenses to average net assets	0.43%	0.39%	0.12%		0.24	%(f)	0.42%	0.43%

Ratio of total expenses to average net assets	0.44%	0.45%	0.45%		0.47	%(f)	0.46%	0.46%

Ratio of net investment income (loss) to average net assets	4.77%	1.64%	(0.01)%		(0.08	)%(f)	0.90%	2.12%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Money Market Fund

	Cash Management Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.041	0.008	–	(b)	–	(b)	0.004	0.016

Net realized gain	– (b)	– (b)	–	(b)	–	(b)	0.002	–(b)

Total from investment operations	0.041	0.008	–	(b)	–	(b)	0.006	0.016

Distributions to shareholders from net investment income	(0.041)	(0.008)	–	(b)	–	(b)	(0.006)	(0.016)

Distributions to shareholders from net realized gains	– (b)	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total distributions(c)	(0.041)	(0.008)	–	(b)	–	(b)	(0.006)	(0.016)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	4.22%	0.83%	0.03%		–	%(e)	0.58%	1.58%

Net assets, end of year (in 000’s)	$25,776	$35,614	$61,039		$49,812		$52,017	$21,414

Ratio of net expenses to average net assets	0.98%	0.61%	0.12%		0.24	%(f)	0.76%	0.98%

Ratio of total expenses to average net assets	0.99%	1.00%	1.00%		1.02	%(f)	1.01%	1.01%

Ratio of net investment income (loss) to average net assets	4.08%	0.75%	–	%(e)	(0.08	)%(f)	0.38%	1.60%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout The Period

Investor Money Market Fund

Class D Shares

Period Ended November 30, 2023(a)

Per Share Data

Net asset value, beginning of period	$ 1.00

Net investment income(b)	0.043

Net realized loss	(0.001)

Total from investment operations	0.042

Distributions to shareholders from net investment income	(0.042)

Distributions to shareholders from net realized gains	–(c)

Total distributions(d)	(0.042)

Net asset value, end of period	$ 1.00

Total Return(e)	4.30%

Net assets, end of period (in 000’s)	$ 6,124

Ratio of net expenses to average net assets	0.18%(f)

Ratio of total expenses to average net assets	0.19%(f)

Ratio of net investment income to average net assets	5.17%(f)

(a)	Commenced operations on January 31, 2023.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.0005 per share.
(d)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(e)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund

	Class A Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.028	0.006	–	(b)	–	(b)	0.005	0.012

Net realized gain	–	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.028	0.006	–	(b)	–	(b)	0.006	0.012

Distributions to shareholders from net investment income	(0.028)	(0.006)	–	(b)	–	(b)	(0.006)	(0.012)

Distributions to shareholders from net realized gains	–	–	–	(b)	–		–	–(b)

Total distributions(c)	(0.028)	(0.006)	–	(b)	–	(b)	(0.006)	(0.012)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	2.80%	0.58%	0.01%		–	%(e)	0.55%	1.16%

Net assets, end of year (in 000’s)	$49,348	$21,573	$8,728		$10,756		$16,678	$14,846

Ratio of net expenses to average net assets	0.43%	0.36%	0.04%		0.13	%(f)	0.36%	0.43%

Ratio of total expenses to average net assets	0.44%	0.46%	0.45%		0.48	%(f)	0.45%	0.45%

Ratio of net investment income to average net assets	2.80%	0.78%	0.01%		0.01	%(f)	0.42%	1.11%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund

	Class C Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.020	0.003	–		–		0.001	0.004

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.020	0.003	–	(b)	–	(b)	0.001	0.004

Distributions to shareholders from net investment income	(0.020)	(0.003)	–		–	(b)	(0.001)	(0.004)

Distributions to shareholders from net realized gains	–	–	–	(b)	–		–	–(b)

Total distributions(c)	(0.020)	(0.003)	–	(b)	–	(b)	(0.001)	(0.004)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	2.04%	0.25%	0.01%		–	%(e)	0.12%	0.41%

Net assets, end of year (in 000’s)	$9	$9	$9		$29		$29	$9

Ratio of net expenses to average net assets	1.18%	0.66%	0.04%		0.13	%(f)	0.55%	1.19%

Ratio of total expenses to average net assets	1.19%	1.21%	1.20%		1.23	%(f)	1.20%	1.20%

Ratio of net investment income to average net assets	1.96%	0.25%	–	%(e)	0.01	%(f)	0.14%	0.39%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund

	Class I Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.030	0.008	–	(b)	–	(b)	0.007	0.014

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.030	0.008	–	(b)	–	(b)	0.007	0.014

Distributions to shareholders from net investment income	(0.030)	(0.008)	–	(b)	–	(b)	(0.007)	(0.014)

Distributions to shareholders from net realized gains	–	–	–	(b)	–		–	–(b)

Total distributions(c)	(0.030)	(0.008)	–	(b)	–	(b)	(0.007)	(0.014)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	3.06%	0.76%	0.01%		–	%(e)	0.75%	1.42%

Net assets, end of year (in 000’s)	$2,077,493	$2,046,960	$1,559,836		$1,361,639		$1,511,106	$1,444,641

Ratio of net expenses to average net assets	0.18%	0.16%	0.04%		0.13	%(f)	0.18%	0.18%

Ratio of total expenses to average net assets	0.19%	0.21%	0.20%		0.23	%(f)	0.20%	0.20%

Ratio of net investment income to average net assets	3.01%	0.80%	0.01%		0.01	%(f)	0.73%	1.40%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund

	Capital Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.033	0.009	–		0.001		0.010	0.017

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.033	0.009	–	(b)	0.001		0.010	0.017

Distributions to shareholders from net investment income	(0.033)	(0.009)	–	(b)	(0.001)		(0.010)	(0.017)

Distributions to shareholders from net realized gains	–	–	–	(b)	–		–	–(b)

Total distributions(c)	(0.033)	(0.009)	–	(b)	(0.001)		(0.010)	(0.017)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	2.90%	0.65%	0.01%		–	%(e)	0.62%	1.27%

Net assets, end of year (in 000’s)	$1	$1	$1		$1		$1	$1

Ratio of net expenses to average net assets	0.33%	0.16%	0.04%		0.13	%(f)	0.18%	0.18%

Ratio of total expenses to average net assets	0.34%	0.21%	0.20%		0.38	%(f)	0.35%	0.35%

Ratio of net investment income to average net assets	3.28%	0.86%	0.03%		0.35	%(f)	0.99%	1.69%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund

	Service Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.024	0.004	–	(b)	–	(b)	0.005	0.009

Net realized loss	–	– (b)	–	(b)	–	(b)	(0.001)	–(b)

Total from investment operations	0.024	0.004	–	(b)	–	(b)	0.004	0.009

Distributions to shareholders from net investment income	(0.024)	(0.004)	–	(b)	–	(b)	(0.004)	(0.009)

Distributions to shareholders from net realized gains	–	–	–	(b)	–		–	–(b)

Total distributions(c)	(0.024)	(0.004)	–	(b)	–	(b)	(0.004)	(0.009)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	2.55%	0.44%	0.01%		–	%(e)	0.39%	0.91%

Net assets, end of year (in 000’s)	$239	$821	$833		$820		$818	$2,102

Ratio of net expenses to average net assets	0.68%	0.48%	0.04%		0.13	%(f)	0.56%	0.68%

Ratio of total expenses to average net assets	0.69%	0.71%	0.70%		0.73	%(f)	0.70%	0.70%

Ratio of net investment income to average net assets	2.37%	0.44%	0.01%		0.01	%(f)	0.45%	0.91%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund

	Preferred Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$(1.00)	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.028	0.007	–	(b)	–	(b)	0.005	0.013

Net realized gain	–	– (b)	–	(b)	–	(b)	0.002	–(b)

Total from investment operations	0.028	0.007	–	(b)	–	(b)	0.007	0.013

Distributions to shareholders from net investment income	(0.028)	(0.007)	–	(b)	–	(b)	(0.007)	(0.013)

Distributions to shareholders from net realized gains	–	–	–	(b)	–		–	–(b)

Total distributions(c)	(0.028)	(0.007)	–	(b)	–	(b)	(0.007)	(0.013)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	2.96%	0.68%	0.01%		–	%(e)	0.66%	1.32%

Net assets, end of year (in 000’s)	$255	$603	$109		$278		$91	$61

Ratio of net expenses to average net assets	0.28%	0.24%	0.04%		0.13	%(f)	0.26%	0.28%

Ratio of total expenses to average net assets	0.29%	0.31%	0.30%		0.33	%(f)	0.30%	0.30%

Ratio of net investment income to average net assets	2.84%	1.01%	0.01%		0.01	%(f)	0.45%	1.31%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund

	Select Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.033	0.009	–		0.001		0.010	0.016

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.033	0.009	–	(b)	0.001		0.010	0.016

Distributions to shareholders from net investment income	(0.033)	(0.009)	–	(b)	(0.001)		(0.010)	(0.016)

Distributions to shareholders from net realized gains	–	–	–	(b)	–		–	–(b)

Total distributions(c)	(0.033)	(0.009)	–	(b)	(0.001)		(0.010)	(0.016)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	3.03%	0.74%	0.01%		–	%(e)	0.72%	1.39%

Net assets, end of year (in 000’s)	$1	$1	$1		$1		$1	$1

Ratio of net expenses to average net assets	0.21%	0.16%	0.04%		0.13	%(f)	0.18%	0.18%

Ratio of total expenses to average net assets	0.22%	0.21%	0.20%		0.26	%(f)	0.23%	0.23%

Ratio of net investment income to average net assets	3.27%	0.85%	0.03%		0.35	%(f)	0.97%	1.50%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund

	Administration Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.026	0.006	–	(b)	–	(b)	0.006	0.012

Net realized gain	–	– (b)	–	(b)	–	(b)	– (b)	–(b)

Total from investment operations	0.026	0.006	–	(b)	–	(b)	0.006	0.012

Distributions to shareholders from net investment income	(0.026)	(0.006)	–	(b)	–	(b)	(0.006)	(0.012)

Distributions to shareholders from net realized gains	–	–	–	(b)	–		–	–(b)

Total distributions(c)	(0.026)	(0.006)	–	(b)	–	(b)	(0.006)	(0.012)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	2.80%	0.58%	0.01%		–	%(e)	0.55%	1.16%

Net assets, end of year (in 000’s)	$3,069	$20,022	$314		$305		$305	$298

Ratio of net expenses to average net assets	0.43%	0.38%	0.04%		0.13	%(f)	0.37%	0.43%

Ratio of total expenses to average net assets	0.44%	0.46%	0.45%		0.48	%(f)	0.45%	0.45%

Ratio of net investment income to average net assets	2.61%	0.70%	0.01%		0.01	%(f)	0.55%	1.18%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund

	Cash Management Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.024	0.005	–		0.001		0.004	0.010

Net realized gain	–	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.024	0.005	–	(b)	0.001		0.005	0.010

Distributions to shareholders from net investment income	(0.024)	(0.005)	–	(b)	(0.001)		(0.005)	(0.010)

Distributions to shareholders from net realized gains	–	–	–	(b)	–		–	–(b)

Total distributions(c)	(0.024)	(0.005)	–	(b)	(0.001)		(0.005)	(0.010)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	2.24%	0.31%	0.01%		–	%(e)	0.22%	0.61%

Net assets, end of year (in 000’s)	$2	$2	$1		$1		$1	$1

Ratio of net expenses to average net assets	0.98%	0.75%	0.04%		0.13	%(f)	0.66%	0.90%

Ratio of total expenses to average net assets	0.99%	1.01%	0.92%		1.03	%(f)	1.00%	1.00%

Ratio of net investment income to average net assets	2.36%	0.89%	0.03%		0.36	%(f)	0.54%	0.96%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTOR TAX-EXEMPT MONEY MARKET FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Investor Tax-Exempt Money Market Fund

	Premier Shares
	Year Ended November 30,				For the Period Ended November 30, 2020†		Year Ended August 31,
	2023	2022	2021				2020	2019

Per Share Data

Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Net investment income(a)	0.029	0.007	–		0.001		0.007	0.013

Net realized gain	–	– (b)	–	(b)	–	(b)	0.001	–(b)

Total from investment operations	0.029	0.007	–	(b)	0.001		0.008	0.013

Distributions to shareholders from net investment income	(0.029)	(0.007)	–	(b)	(0.001)		(0.008)	(0.013)

Distributions to shareholders from net realized gains	–	–	–	(b)	–		–	–(b)

Total distributions(c)	(0.029)	(0.007)	–	(b)	(0.001)		(0.008)	(0.013)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00

Total Return(d)	2.70%	0.52%	0.01%		–	%(e)	0.49%	1.06%

Net assets, end of year (in 000’s)	$1	$1	$1		$1		$1	$1

Ratio of net expenses to average net assets	0.53%	0.37%	0.04%		0.13	%(f)	0.43%	0.54%

Ratio of total expenses to average net assets	0.54%	0.55%	0.56%		0.58	%(f)	0.55%	0.55%

Ratio of net investment income to average net assets	2.92%	0.65%	0.03%		0.36	%(f)	0.75%	1.32%

†	The Fund changed its fiscal year end from August 31 to November 30.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Amount is less than 0.005%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements November 30, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Investor Money Market	A, C, D, I, Service, Administration and Cash Management	Diversified

Investor Tax-Exempt Money Market	A, C, I, Capital, Service, Preferred, Select, Administration, Cash Management and Premier	Diversified

Class C Shares may typically be acquired only in an exchange for Class C Shares of another Goldman Sachs Fund. Class C Shares may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% during the first 12 months, measured from the time the original shares subject to the CDSC were acquired.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The Funds have adopted policies and procedures that allow the Trustees to impose a liquidity fee if the Trustees determine that it is in the best interests of a Fund to do so.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The investment valuation policy of the Funds is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between each Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with the Valuation Procedures. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B. Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service, Distribution and Service, Administration, Service and Administration, and Shareholder Administration fees and Transfer Agency fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

44

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Funds and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. A Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy

45

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued) November 30, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of November 30, 2023, all investments are classified as Level 2 of the fair value hierarchy. Please refer to the Schedules of Investments for further detail.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

B. Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans (the “Plans”) to allow Class C, Select, Preferred, Capital, Administration, Premier, Service and Cash Management Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations equal to an annual percentage rate of the average daily net assets of such shares.

C. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C and Cash Management Shares of each applicable Fund, has adopted Distribution Plans subject to Rule 12b-1 under the Act. Under the Distribution Plans, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C and Cash Management Shares of the Funds, as set forth below.

46

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of the Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

D. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class C Shares’ CDSC. During the fiscal year ended November 30, 2023, Goldman Sachs did not retain any CDSCs with respect to Class C Shares of the Investor Money Market and Investor Tax-Exempt Money Market Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of each Fund’s average daily net assets.

F. Other Agreements — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, administration fees (as applicable), service fees (as applicable), shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.014% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. These Other Expense limitations will remain in place through at least March 29, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

In addition, the Funds have entered into certain offset arrangements with the custodian which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

G. Total Fund Expenses

Fund Contractual Fees

The contractual management fee rate and the transfer agency fee rate is 0.16% and 0.01%, respectively, for the Investor Money Market and Investor Tax-Exempt Money Market Funds.

	Class A Shares	Class C Shares	Capital Shares(a)	Service Shares	Preferred Shares(a)	Select Shares(a)	Administration Shares

Administration, Service and/or Shareholder Administration Fees[1]	N/A	0.25%	0.15%	0.25%	0.10%	0.03%	0.25%

Distribution and/or Service (12b-1) Fees	0.25%	0.75%(b)	N/A	0.25%(c)	N/A	N/A	N/A

	Cash Management Shares	Premier Shares(a)

Administration, Service and/or Shareholder Administration Fees[1]	0.50%	0.35%

Distribution and/or Service (12b-1) Fees	0.30%(b)	N/A

N/A – Fees not applicable to respective share class

(a)	Tax-Exempt Money Market Fund only.
1	Class I Shares and Class D Shares have no Administration, Service, Shareholder Administration or Distribution and/or Service (12b-1) fees.
(b)	Distribution (12b-1) fee only.
(c)	Service (12b-1) fee only.

Fund Effective Net Expenses (After Waivers and Reimbursements)

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice.

For the fiscal year ended November 30, 2023, expense reductions including any fee waivers and Other Expense reimbursements were as follows (in thousands):

47

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued) November 30, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Other Expense Reimbursements	Total Expense Reductions

Investor Money Market	$416	$416

Investor Tax-Exempt Money Market	211	211

For the fiscal year ended November 30, 2023, the net effective management fee rate was 0.16% for the Investor Money Market and for Investor Tax-Exempt Money Market.

H. Other Transactions with Affiliates — Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

For the fiscal year ended November 30, 2023, the purchase and sale transactions and related net realized gain (loss) for the Funds with affiliated funds in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain/(Loss)

Investor Money Market Fund	$550,000	$—	$—

Investor Tax-Exempt Money Market Fund	1,810,000	—	—

As of November 30, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of the outstanding share classes of the following Funds:

Fund	Class C Shares	Capital Shares	Select Shares	Cash Management Shares	Premier Shares

Investor Money Market	100%	–%	–%	–%	–%

Investor Tax-Exempt Money Market	100	100	100	63	100

I. Line of Credit Facility — As of November 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended November 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

5. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended November 30, 2023 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market

Distributions paid from:

Ordinary Income	$374,956,305	$51,445

Net long-term capital gains	—	1

Tax-Exempt income	—	62,332,747

Total distributions	$374,956,305	$62,384,193

48

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

5. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended November 30, 2022 was as follows:

	Investor Money Market	Investor Tax-Exempt Money Market

Distributions paid from:

Ordinary Income	$56,039,781	$32,948

Tax-Exempt income	—	15,849,561

Total distributions	$56,039,781	$15,882,509

As of November 30, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Investor Money Market	Investor Tax- Exempt Money Market

Undistributed ordinary income — net	$1,174,386	$12,447

Undistributed Tax Exempt income — net	$—	$4,632,848

Undistributed long-term capital gains	86,166	—

Total undistributed earnings	$1,260,552	$4,645,295

Timing differences — Dividends Payable	$(1,172,647)	$(4,631,062)

Unrealized gains (losses) — net	$(498)	$(2)

Total accumulated earnings (losses) — net	$87,407	$14,231

For the period ended November 30, 2023, the Investor Money Market utilized $253,995 in Capital Loss Carryforwards.

The aggregate cost for each Fund stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

6. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by a Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair a Fund’s liquidity and cause significant deterioration in NAV.

Geographic and Sector Risk — The Investor Tax-Exempt Money Market Fund may invest a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, which may subject the value of the Fund’s investments to risks associated with an adverse economic, business, political or environmental development affecting that state, region or sector.

Interest Rate Risk — When interest rates increase, a Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. A low interest rate environment poses additional risks to a Fund, because low on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out current income, or minimize the volatility of the Fund’s NAV per share and/or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund investments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as financial intermediaries (who may make investment decisions on behalf of underlying clients) and individuals, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a

49

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued) November 30, 2023

6. OTHER RISKS (continued)

Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect a Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial Development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

8. OTHER MATTERS

Exemptive Orders — Pursuant to SEC exemptive orders, the Funds may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling currently serve as Trustees of the Trust. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

8. OTHER MATTERS (continued)

Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

9. SUBSEQUENT EVENTS

After the end of the Reporting Period, at a meeting of the Board held on December 12-13, 2023, upon the recommendation of Goldman Sachs Asset Management, the Board of Trustees of the Goldman Sachs Trust approved, on behalf of the Goldman Sachs Tax-Exempt Investor Money Market Fund, the termination of each of the Capital, Premier, Select and Cash Management Shares of the Fund. The termination occurred on January 12, 2024.

Effective December 15, 2023, Capital, Premier, Select, and Cash Management Shares of the Fund were no longer sold to new investors or existing shareholders (except through reinvested dividends) or were no longer eligible for exchanges from other Goldman Sachs Funds. In addition, Capital, Premier, Select and Cash Management Shares of the Fund were closed to all new accounts.

All other subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

51

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued) November 30, 2023

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE)

Share activity is as follows:

	Investor Money Market

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Class A Shares

Shares sold	2,318,926,844	471,571,053

Reinvestment of distributions	54,364,832	3,201,475

Shares redeemed	(1,087,636,298)	(172,670,483)

	1,285,655,378	302,102,045

Class C Shares

Shares sold	15,054	14,369

Reinvestment of distributions	682	265

Shares redeemed	(38,765)	(19,708)

	(23,029)	(5,074)

Class D Shares

Shares sold	24,631,328	—

Reinvestment of distributions	201,942	—

Shares redeemed	(18,709,384)	—

	6,123,886	—

Class I Shares

Shares sold	8,241,879,709	6,551,206,938

Reinvestment of distributions	289,971,629	46,141,555

Shares redeemed	(7,212,123,001)	(3,163,321,977)

Shares reduced by reverse share split	—	232,687,767

	1,319,728,337	3,666,714,283

Service Shares

Shares sold	101,179,709	96,940,865

Reinvestment of distributions	2,145,027	464,790

Shares redeemed	(116,506,083)	(111,798,929)

	(13,181,347)	(14,393,274)

Administration Shares

Shares sold	444,992,047	192,681,355

Reinvestment of distributions	10,560,449	1,061,208

Shares redeemed	(288,129,930)	(128,535,096)

Shares reduced by reverse share split	—	24,305,228

	167,422,566	89,512,695

Cash Management Shares

Shares sold	141,771,657	103,123,351

Reinvestment of distributions	1,413,408	250,352

Shares redeemed	(153,024,549)	(128,805,176)

	(9,839,484)	(25,431,473)

Resource Shares *

Reinvestment of distributions	255	97

Shares redeemed	(11,018)	—

	(10,763)	97

NET INCREASE IN SHARES	2,755,875,544	4,018,499,299

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

*	Resource Shares liquidated on July 14, 2023.

Share activity is as follows:

	Investor Tax-Exempt Money Market

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Class A Shares

Shares sold	67,589,048	22,024,702

Reinvestment of distributions	1,043,041	106,368

Shares redeemed	(40,858,178)	(9,286,152)

	27,773,911	12,844,918

Class C Shares

Shares sold	30,000	—

Reinvestment of distributions	317	22

Shares redeemed	(30,132)	—

	185	22

Class I Shares

Shares sold	2,745,237,169	2,624,861,370

Reinvestment of distributions	10,250,744	1,799,284

Shares redeemed	(2,724,966,975)	(2,486,687,028)

Shares reduced by reverse share split	—	347,176,209

	30,520,938	487,149,835

Capital Shares

Reinvestment of distributions	30	7

	30	7

Service Shares

Shares sold	150,825	90,279

Reinvestment of distributions	3,960	2,322

Shares redeemed	(737,293)	(103,692)

	(582,508)	(11,091)

Preferred Shares

Shares sold	893,608	805,408

Reinvestment of distributions	6,472	756

Shares redeemed	(1,248,092)	(311,954)

	(348,012)	494,210

Select Shares

Reinvestment of distributions	31	32

	31	32

Administration Shares

Shares sold	5,091,481	6,403,785

Reinvestment of distributions	236,821	118,628

Shares redeemed	(22,281,778)	(8,404,275)

	(16,953,476)	19,707,814

53

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Notes to Financial Statements (continued) November 30, 2023

10. SUMMARY OF SHARE TRANSACTIONS (AT $1.00 PER SHARE) (continued)

	Investor Tax-Exempt Money Market

	For the Fiscal Year Ended November 30, 2023	For the Fiscal Year Ended November 30, 2022

	Shares	Shares

Cash Management Shares

Shares sold	12,000	33,065

Reinvestment of distributions	39	18

Shares redeemed	(12,000)	(32,501)

	39	582

Premier Shares

Reinvestment of distributions	28	6

	28	6

Resource Shares *

Shares sold	—	4

Reinvestment of distributions	13	4

Shares redeemed	(1,032)	(4)

	(1,019)	4

NET INCREASE IN SHARES	40,410,147	520,186,315

*	Resource Shares liquidated on July 14, 2023.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of November 30, 2023, the related statements of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 24, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Class D, Class I, Capital, Service, Preferred, Select, Administration, Cash Management, Premier, of a Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (with respect to Class C Shares); and (2) ongoing costs, including management fees and distribution, service, administration and/or shareholder administration fees (with respect to all share classes except Institutional Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class I Shares, Select Shares, Preferred Shares. Capital Shares, Administration Shares, Premier Shares, Service Shares, Class A Shares, Class C Shares, Cash Management Shares, of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 through November 30, 2023, which represents a period of 183 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the column heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Investor Money Market Fund			Investor Tax-Exempt Money Market Fund
Share Class	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expenses Paid for the 6 months ended 11/30/23*	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expenses Paid for the 6 months ended 11/30/23*
Administration Shares
Actual	$1,000.00	$1,000.00	$3.71	$1,000.00	$1,000.00	$2.16
Hypothetical 5% return	1,000.00	1,021.36+	3.75	1,000.00	1,022.91+	2.18
Capital Shares
Actual	N/A	N/A	N/A	1,000.00	1,015.85	1.68
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,025.97+	1.69
Cash Management Shares
Actual	1,000.00	1,000.00	12.13	1,000.00	1,000.00	4.71
Hypothetical 5% return	1,000.00	1,012.94+	12.21	1,000.00	1,020.36+	4.76
Class A Shares
Actual	1,000.00	1,000.00	2.21	1,000.00	1,000.00	2.16
Hypothetical 5% return	1,000.00	1,022.86+	2.23	1,000.00	1,022.91+	2.18
Class C Shares
Actual	1,000.00	1,000.00	13.54	1,000.00	1,000.00	5.87
Hypothetical 5% return	1,000.00	1,011.53+	13.62	1,000.00	1,019.20+	5.92
Class D Shares
Actual	1,000.00	1,000.00	1.20	N/A	N/A	N/A
Hypothetical 5% return	1,000.00	1,023.87+	1.22	N/A	N/A	N/A
Class I Shares
Actual	1,000.00	1,000.00	1.80	1,000.00	1,000.00	0.90
Hypothetical 5% return	1,000.00	1,023.26+	1.83	1,000.00	1,024.17+	0.91
Preferred Shares
Actual	N/A	N/A	N/A	1,000.00	1,000.00	1.40
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,023.66+	1.42
Premier Shares
Actual	N/A	N/A	N/A	1,000.00	1,000.00	0.85
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,024.22+	0.86
Select Shares
Actual	N/A	N/A	N/A	1,000.00	1,016.46	1.08
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,025.97+	1.08
Service Shares
Actual	1,000.00	1,000.00	7.67	1,000.00	1,000.00	3.41
Hypothetical 5% return	1,000.00	1,017.40+	7.74	1,000.00	1,021.66+	3.45

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GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Fund Expenses — Six Month Period Ended November 30, 2023 (Unaudited) (continued)

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended November 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Administration Shares	Class C Shares	Capital Shares	Cash Management Shares	Class D Shares	Class I Shares	Service Shares	Preferred Shares	Premier Shares	Select Shares
Investor Money Market Fund	0.44%	0.74%	2.70%	N/A	2.42%	0.24%	0.36%	1.53%	N/A	N/A	N/A
Investor Tax-Exempt Money Market Fund	0.43	0.43	1.17	(0.18)%	0.94	N/A	0.18	0.68	0.28%	0.17%	(0.18)%

57

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Investor Money Market Fund and Goldman Sachs Investor Tax-Exempt Money Market Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee adequately addressed any economies of scale;
(i)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(m)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

58

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Funds in light of their respective investment policies and strategies. They considered that, since March 2022, the Federal Reserve has implemented a series of interest rate increases in response to inflationary pressures impacting the broader economy, and the Funds’ yields had improved compared to other recent periods as a result. They noted that the Investment Adviser has subsequently been able to reduce the amount of fees waived and/or reimbursed relative to such amounts waived and/or reimbursed during recent challenging yield environments, including the near-zero interest rate environment following the market disruptions related to the COVID-19 pandemic and related actions by the Federal Reserve. The Trustees acknowledged, however, that the interest rate environment remains uncertain in light of broader economic conditions. They considered that, during the relevant period, the Investment Adviser had voluntarily waived fees and reimbursed expenses for the Funds, in order to maintain competitive yields. The Trustees also considered that the Funds had maintained a stable net asset value per share. In addition, the Trustees observed that the U.S. Securities and Exchange Commission (the “SEC”) is likely to adopt certain reforms to the regulatory framework governing money market funds and that compliance with those reforms could require a significant investment of resources by the Investment Adviser. In light of these considerations, the Trustees believed that the Funds were providing investment performance within a competitive range for investors.

59

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs & Co. LLC (“Goldman Sachs”) had reimbursed expenses for the Funds in order to maintain competitive yields. They also acknowledged the growth of the Funds in recent periods. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds.

The Trustees noted that the Funds do not have management fee breakpoints. They considered the asset levels in the Funds; the Funds’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Funds by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Funds under exemptive orders from the SEC permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its

60

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

other clients, as a result of the relationship with the Funds; (h) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs; and (i) reputational benefits associated with the distribution of certain Fund share classes designed to help further diversity, equity, and inclusion initiatives. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (j) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

61

GOLDMAN SACHS INVESTOR FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“the Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

62

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a datadriven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

63

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013-2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Paul C. Wirth Age: 65	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

64

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of November 30, 2023.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

65

GOLDMAN SACHS FUNDS — INVESTOR FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary—Goldman Sachs Trust; (previously Assistant Secretary (2022));Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II; (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)). Assistant Secretary – Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of November 30, 2023.

[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Funds — Investor Money Market Funds — Tax Information (unaudited)

During the fiscal year ended November 30, 2023, 99.92% of the distributions from net investment income paid by the Investor Tax-Exempt Money Market Fund were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

During the fiscal year ended November 30, 2023, 76.18% of the net investment company taxable income distributions paid by the Investor Money Market Fund were designated as either interest-related dividends or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

For the fiscal year ended November 30, 2023, the Investor Money Market Fund designates 99.94% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

66

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FUNDS PROFILE

Goldman Sachs Funds

November 30, 2023

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.42 trillion in assets under supervision as of September 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund will be renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

69

TRUSTEES
Gregory G. Weaver, Chair Cheryl K. Beebe* Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes* John F. Killian* Steven D. Kirchmar* Michael Latham*
GOLDMAN SACHS & CO. LLC
Distributor and Transfer Agent
TRUSTEES (continued)
James A. McNamara Lawrence W. Stranghoener* Paul C. Wirth
*Effective January 1, 2024
OFFICERS
James A. McNamara, President
Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer
Robert Griffith, Secretary
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser
Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.
Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282
Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change.
Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for shareholders of Class A Shares or Class C Shares) or 1-800-621-2550 (for shareholders of all other share classes of a Fund); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www. sec.gov.
Goldman Sachs & Co. LLC (“Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Fund holdings and allocations shown are as of November 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.
Goldman Sachs Investor FundsSM is a registered service mark of Goldman Sachs & Co LLC.
The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co LLC by calling (Class A Shares or Class C Shares – 1-800-526-7384) (all other share classes –
1-800-621-2550).
© 2024 Goldman Sachs. All rights reserved. 350700-OTU-1941326 IMMITEMMAR-24

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2023	2022	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$4,436,596	$3,535,093	Financial Statement audits.
Audit-Related Fees:
• PwC	$516,600	$438,000	Other attest services.
Tax Fees:
• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2023	2022	Description of Services Rendered
Audit-Related Fees:
• PwC	$2,075,449	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended November 30, 2023 and November 30, 2022 were $516,600 and $438,000, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2022 and December 31, 2021 were approximately $17.1 million and $14.4 million, respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2023. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2022 and 2021 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not Applicable.

(b)	Not Applicable.

ITEM 14.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	February 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	February 1, 2024

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	February 1, 2024